Registration No. 333-121449
File No. 811-21686

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]

     Pre-Effective Amendment No. __      [ ]

     Post-Effective Amendment No. __5__     [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

ACT OF 1940     [X]

     Amendment No. 7     [X]

OPPENHEIMER PORTFOLIO SERIES

(Exact Name of Registrant as Specified in Charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of Principal Executive Offices) (Zip Code)

(303) 768-3200

(Registrant’s Telephone Number, including Area Code)

Robert G. Zack, Esq.
OppenheimerFunds, Inc.

Two World Financial Center-225 Liberty Street – New York, New York 10281-1008

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[ ]     Immediately upon filing pursuant to paragraph (b)
[ ]     On ____________ pursuant to paragraph (b)

[X]     60 days after filing pursuant to paragraph (a)(1)
[ ]     On _______________ pursuant to paragraph (a)(1)
[ ]     75 days after filing pursuant to paragraph (a)(2)
[ ]     On _______________ pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

[ ]     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Oppenheimer Portfolio Series
Conservative Investor Fund
NYSE Ticker Symbols
Class A	OACIX
Class B	OBCIX
Class C	OCCIX
Class N	ONCIX
Class Y	OYCIX

Prospectus dated May __, 2010
Oppenheimer Portfolio Series Conservative Investor Fund is a mutual fund that seeks current income with a secondary objective of long-term growth of capital. The Fund is a special type of mutual fund known as a "fund of funds" because it primarily invests in other mutual funds.

     This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this prospectus carefully before you invest and keep it for future reference about your account.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Inside Front Cover

To Summary Prospectus

THE FUND SUMMARY

Investment Objective

Investment Objective. The Fund seeks current income with a secondary objective of long-term growth of capital. It is a special type of mutual fund known as a "fund of funds" because it primarily invests in other mutual funds.

Fees and Expenses of the Fund

Fees and Expenses of the Fund. The table below describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Class A Shares" beginning on page __ of the prospectus and in the sections "How to Buy Shares-Reduced Sales Charges" beginning on page __ and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class B Shares	Class C Shares	Class N Shares	Class Y Shares
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	5%	1%	1%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class B Shares	Class C Shares	Class N Shares	Class Y Shares
Management Fees	None	None	None	None	None
Disribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses	%	%	%	%	%
Acquired Fund Fees and Expenses	%	%	%	%	%
Total Annual Operating Expenses	%	%	%	%	%

[* The Manager has agreed to waive fees and/or reimburse Fund expenses [insert any applicable waiver info]. That undertaking may be amended or withdrawn after one year from the date of this prospectus.]

Examples. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$	$	$	$	$	$	$	$
Class B Shares	$	$	$	$	$	$	$	$
Class C Shares	$	$	$	$	$	$	$	$
Class N Shares	$	$	$	$	$	$	$	$
Class Y Shares	$	$	$	$	$	$	$	$

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies

Principal Investment Strategies. The Fund is a special type of mutual fund known as a "fund of funds" because it invests in other mutual funds. Those funds are referred to as the "Underlying Funds."
     Under normal market conditions, the Fund will invest in shares of some or all of the following Underlying Funds that were chosen based on the Manager's determination that they could provide income and, secondarily, long-term growth of capital: Oppenheimer Capital Appreciation Fund, Oppenheimer Champion Income Fund, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Core Bond Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Global Fund, Oppenheimer Global Opportunities Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer International Bond Fund, Oppenheimer International Growth Fund, Oppenheimer Interntional Small Company Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund,® Oppenheimer Main Street Opportunity Fund,® Oppenheimer Main Street Small Cap Fund,® Oppenheimer Master International Value Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Quest International Value Fund, Inc., Oppenheimer Real Estate Fund, Oppenheimer Rising Dividends Fund, Inc., Oppenheimer Small- & Mid- Cap Value Fund, Inc., Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer U.S. Government Trust and Oppenheimer Value Fund.
The Manager seeks to diversify the Fund's assets by selecting Underlying Funds with different investment guidelines and styles. Under normal market conditions, the Fund allocates its assets among the Underlying Funds based on asset allocation targets ranges of 60-70% in fixed-income funds, 20-25% in U.S. equity funds, up to 5% in foreign equity funds and up to 15% in alternative funds that provide asset diversification. The Fund's asset allocation targets may vary in particular cases and may change over time. Equity securities include common stock, preferred stock, rights and warrants, and securities convertible into common stock and fixed-income securities (also referred to as "debt securities") represent money borrowed by the issuer that must be repaid. Some Underlying Funds invest in debt securities that are rated below investment grade (commonly referred to as "junk bonds") and certain of them may invest most or a significant percentage of their assets in those securities. Some of the Underlying Funds invest partially or primarily in securities of issuers outside of the United States, including issuers in emerging or developing markets. The Underlying Funds that are used for asset diversification may include investments related to commodities, gold and other special metals, real estate or that are inflation protected.
The Manager monitors the Underlying Fund selections and periodically rebalances the Fund's investments to bring them back within their target asset allocation ranges. In response to changing market or economic conditions, the Manager may change the Underlying Funds or the Fund's target asset allocation ranges at any time, without prior approval from or notice to shareholders.
For temporary periods, the Fund may hold a portion of its assets in cash, money market securities or other similar, liquid investments. This will generally occur at times when the Manager is unable to immediately invest cash received from purchases of Fund shares or from redemptions of other investments.

Principal Risks

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from poor Underlying Fund selection or asset allocation, which could cause the Fund to underperform other funds with similar objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

The following summarizes the main risks that the Fund is subject to based on its investments in the Underlying Funds. The risks described below are risks to the Fund's overall portfolio. These are generally different from the risks of any one Underlying Fund. While each Underlying Fund has certain risk characteristics, the strategy of allocating the Fund's assets to different Underlying Funds may allow those risks to be offset to some extent.

Risks of Investing in the Underlying Funds. Each of the Underlying Funds has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, it will have greater exposure to the risks of that Underlying Fund. The main risks of the Underlying Funds' investments are summarized in the Fund's prospectus and the investment objective and principal investments of each of the Underlying Funds are described in the section "More Information About the Underlying Funds" beginning on page [##]. There is no guarantee that the Fund or any Underlying Fund will achieve its investment objective.

The Underlying Funds will pursue their investment objectives and policies without the approval of the Fund. If an Underlying Fund were to change its investment objective or policies, the Fund may be forced to sell its shares of that Underlying Fund at a disadvantageous time. The prospectuses and Statements of Additional Information of the Underlying Funds are available without charge by calling toll free at 1-800-225-5677 and can also be viewed and downloaded on the OppenheimerFunds website at www.oppenheimerfunds.com.

Allocation Risk. The Fund's ability to achieve its investment objective depends largely upon selecting the best mix of Underlying Funds. There is the risk that the Manager's evaluations and assumptions regarding the Underlying Funds' prospects may be incorrect in view of actual market conditions.

Market Risk. The value of the securities in which the Underlying Funds invest may be affected by changes in the securities markets. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. markets may move in the opposite direction from one or more foreign markets.

Main Risks of Investing in Fixed-Income Securities. Fixed-income securities held by the Underlying Funds may be subject to credit risk, interest rate risk, prepayment risk and extension risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or to repay principal, the Underlying Fund's income or share value might be reduced. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities. The value of debt securities are also subject to change when prevailing interest rates change. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a discount from their face amount or from the amount the Underlying Fund paid for them. These fluctuations will usually be greater for longer-term debt securities than shorter-term debt securities. When interest rates fall, debt securities may be repaid more quickly than expected and the Underlying Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, the issuers may repay principal more slowly than expected and the value of the Fund's holdings may fall sharply. This is referred to as "extension risk." Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates.

     Fixed-Income Market Risks. Developments relating to subprime mortgages have adversely affected fixed-income securities markets in the United States, Europe and elsewhere. The values of many types of debt securities have been reduced, including debt securities that are not related to mortgage loans. These developments have reduced the willingness of some lenders to extend credit and have made it more difficult for borrowers to obtain financing on attractive terms or at all. These developments also have had a negative effect on the broader economy. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper an Underlying Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

     Special Risks of Lower-Grade Securities. Lower-grade debt securities, whether rated or unrated, have greater risks than investment-grade securities. They may be subject to greater price fluctuations and have a greater risk that the issuer might not be able to pay interest and principal when due. The market for lower-grade securities may be less liquid and therefore they may be harder to value or to sell at an acceptable price, especially during times of market volatility or decline.

Main Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the the settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in emerging or developing market countries.

Foreign securities owned by an Underlying Fund may trade on weekends or other days when the Fund and the Underlying Funds do not price their shares. As a result, the value of the Fund's net assets value may change on days when you will not be able to purchase or redeem the Fund's shares. Fund shareholders may be unable to deduct or take a credit for foreign taxes paid by the Underlying Funds on their foreign investments.

     Time-Zone Arbitrage. The Underlying Funds may invest in securities of foreign issuers that are traded in U.S. or foreign markets. If an Underlying Fund invests a significant amount of its assets in foreign securities, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the New York Stock Exchange (the "NYSE") that day, when the Underlying Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Underlying Fund's use of "fair value pricing" under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Manager and the Board believe to be their fair value, may help deter those activities.

     Special Risks of Developing and Emerging Markets. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Main Risks of Investing in Equity Securities. Stocks and other equity securities held by the Underlying Funds fluctuate in price in response to changes in equity markets in general, and at times equity securities may be very volatile. The prices of individual equity securities may not all move in the same direction or at the same time. For example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. Different stock markets may behave differently from each other.

Other factors may affect the price of a particular company's securities. Those factors include poor earnings reports, loss of customers, litigation, or changes in regulations affecting the company or its industry. To the extent that an Underlying Fund emphasizes investments in securities of a particular type, for example foreign stocks, stocks of small- or mid-sized companies, growth or value stocks, or stocks of companies in a particular industry, its share value may fluctuate more in response to events affecting the market for those types of securities.

Main Risks of Alternative Asset Classes. Some of the Underlying Funds seek investments that are expected to perform differently from the primary equity and fixed-income markets. Those asset classes may be volatile or illiquid however, particularly during periods of market instability, and they may not provide the expected uncorrelated returns.

Affiliated Portfolio Risk. In managing the Fund, the Manager will have authority to select and substitute Underlying Funds. The Manager may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to it by some Underlying Funds are higher than the fees paid by other Underlying Funds. However the Manager's fund-of-funds committee monitors the investment process, identifies, addresses and resolves any potential issues and reports to the Boards of the Fund and of each Underlying Fund at least annually.

Who Is the Fund Designed For? The Fund is designed primarily for investors seeking current income and, secondarily, long-term growth of capital. Because some of the Underlying Funds invest primarily in stocks, those investors should be willing to assume the risks of share price fluctuations of stock investments. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year and the life of the Fund compare with those of two broad measures of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at:
https://www.oppenheimerfunds.com/fund/investors/overview/PortfolioSeriesConservativeInvestorFund

Sales charges are not included and the returns would be lower if they were. During the period shown in the bar chart, the highest return for a calendar quarter was __% (__) and the lowest return was __% (__). For the period from _____ the cumulative return before taxes was __%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns for the periods ended December 31, 2009	1 Year	Life of class
Class A Shares (inception 04/05/05)
Return Before Taxes	%	%
Return After Taxes on Distributions	%	%
Return After Taxes on Distributions and Sale of Fund Shares	%	%
Class B Shares (inception 04/05/05)%		%
Class C Shares (inception 04/05/05)%		%
Class N Shares (inception 04/05/05)%		%
Class Y Shares (inception 04/05/05)%		%
Barclays Capital U.S. Aggregate Bond Index	%	%*
(reflects no deduction for fees, expenses or taxes)
S&P 500 Index	%	%*
(reflects no deduction for fees, expenses or taxes)

*From 3-31-05

Investment Adviser

Investment Adviser. OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager").

Portfolio Managers

Portfolio Managers. Alan C. Gilston has been a portfolio manager of the Fund since February 2009 and Vice President of the Fund since December 2009 and Krishna Memani has been [Vice President and] a portfolio manager of the Fund since June 2010.

Purchase and Sale of Fund Shares

Purchase and Sale of Fund Shares. In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. For certain investment plans and retirement accounts, the minimum initial investment is $500 and, for some, the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250.
     Shares may be purchased through a financial intermediary or the Distributor or redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1-800-225-5677. Share transactions may be paid by check, by Federal funds wire or directly from or into your bank account.

Taxes

Taxes. If your shares are not held in a tax-deferred account, Fund distributions are subject to federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE ABOUT THE FUND

About the Fund's Investments

The allocation of the Fund's portfolio among Underlying Funds with different types of investments will vary over time and the Underlying Fund's portfolios might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's and the Underlying Funds' investment policies and risks.

THE FUND'S PRINCIPAL INVESTMENT POLICIES AND RISKS. The following strategies and types of investments are the ones that the Fund and certain Underlying Funds consider to be the most important in seeking to achieve their investment objectives and the following risks are those the Fund expects its portfolio to be subject to as a whole.

INVESTMENTS IN THE UNDERLYING FUNDS. Under normal circumstances, the Fund invests in a diversified portfolio made up of varying allocations of investments in the Underlying Funds. The mix of Underlying Funds was chosen to seek diversification and to implement the Fund's allocation strategies. The choice of Underlying Funds, the objectives and policies of the Underlying Funds and the Fund's allocations to the Underlying Funds may change from time to time without approval by the Fund's shareholders.

An Underlying Fund may have investment policies similar to those of one of the other Underlying Funds or other funds advised by the Manager. If one of those other funds purchases or sells a particular security at the same time that an Underlying Fund is purchasing or selling it, such purchases or sales could affect the supply or price of the security. The simultaneous purchase of a security by one Underlying Fund and its sale by another Underlying Fund could also increase the trading costs borne indirectly by the Fund.

FIXED-INCOME INVESTMENTS. Some of the Underlying Funds invest primarily in debt securities to seek income. Other Underlying Funds may invest in debt securities for defensive purposes or for liquidity purposes pending the purchase of new investments or to have cash to pay for redemptions. Some of the fixed-income investments the Underlying Funds might invest in include:

  money market instruments;
  securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, including: Treasury securities, Mortgage-related government securities (interests in pools of residential or commercial mortgages, in the form of collateralized mortgage obligations and other "pass-through" mortgage securities) and forward roll transactions (also referred to as "mortgage dollar rolls");
  mortgage-related securities issued by private issuers, such as banks, savings and loans, and other entities, including private-issuer mortgage-backed securities;
  zero-coupon and stripped securities;
  commercial paper (short-term corporate debt);
  foreign debt securities, including securities issued by foreign governments and companies, as well as "supra-national" entities, such as the World Bank;
  asset-backed securities (interests in pools of consumer loans and other trade receivables);
  floating rate and variable rate securities;
  "structured" notes;
  participation interests in loans; and
  repurchase agreements.

Fixed-income investments may be subject to the following risks:

  Interest Rate Risk. The values of debt securities are subject to change when prevailing interest rates change. When interest rates fall, the values of outstanding debt securities generally rise. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. An Underlying Fund's share prices may go up or down when interest rates change because of the effect of those changes on the value of the Underlying Fund's investments in debt securities.
  These fluctuations will often be greater for longer-term debt securities than for shorter-term debt securities. When the average maturity of an Underlying Fund's portfolio is longer, its share prices may fluctuate more when interest rates change. Zero-coupon or "stripped" securities may be particularly sensitive to interest rate changes. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks.
  Prepayment Risk. Certain fixed-income securities are subject to the risk of unanticipated prepayment. That is the risk that when interest rates fall, borrowers will repay the mortgages that underlie these securities more quickly than expected, causing the issuer of the security to repay the Underlying Fund prior to the security's expected maturity. The Underlying Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If an Underlying Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Underlying Fund to lose a portion of its principal investment. Interest-only and principal-only securities, which certain Underlying Funds may buy, are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and prepayment assumptions about those investments.
  Extension Risk. If interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause the value of an Underlying Fund's shares to fall.
  Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a security might not make the interest and principal payments on the security as they become due. U.S. Government securities generally have low credit risks, while securities issued by private issuers or certain foreign governments generally have greater credit risks. If an issuer fails to pay interest, an Underlying Fund's income might be reduced, and if an issuer fails to repay principal, the value of that security and of the Underlying Fund's shares might fall. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities.

     Special Risks of Lower-Grade Securities. To seek higher total return or income, some of the Underlying Funds may invest in securities with credit ratings below investment grade (commonly called "junk bonds"). That means that they are rated lower than "Baa" by Moody's Investors Service or "BBB" by Standard & Poor's Rating Service or have comparable ratings by other nationally-recognized rating organizations or are unrated securities that the Manager considers to be of equivalent quality. The credit risks of those Underlying Funds may be greater than those of funds that buy only investment-grade securities. Lower-grade debt securities may be subject to greater price fluctuations than investment-grade debt securities. Securities that are (or that have fallen) below investment grade may have a greater risk that the issuer might default on its obligation to pay interest or repay principle. There may be less of a market for those securities, making it harder to value them or sell them at an acceptable price. These risks may reduce an Underlying Fund's share prices and the income it earns.

U.S. Government Securities. Certain Underlying Funds invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Some of those securities are directly issued by the U.S. Treasury and are backed by the full faith and credit of the U.S. Government. "Full faith and credit" means that the taxing power of the U.S. Government is pledged to the payment of interest and repayment of principal on a security.

     Government Agencies and Instrumentalities. Some securities issued by U.S. Government agencies, such as Government National Mortgage Corporation pass-through mortgage obligations ("Ginnie Maes"), are also backed by the full faith and credit of the U.S. Government. Others are supported by the right of the agency to borrow an amount from the U.S. Government (for example, "Fannie Mae" bonds issued by Federal National Mortgage Corporation and "Freddie Mac" obligations issued by Federal Home Loan Mortgage Corporation). Others are supported only by the credit of the particular agency (for example obligations issued by the Federal Home Loan Banks). On September 7, 2008, the Federal Housing Finance Agency, a new independent regulatory agency, placed the Federal National Mortgage Corporation and Federal Home Loan Mortgage Corporation into conservatorship and certain government agencies announced commitments to purchase mortgage-backed securities and other obligations from those companies, some of which commitments extend through the first quarter of 2010. The U.S. Department of Treasury also entered into a new secured lending credit facility with those companies and a Preferred Stock Purchase Agreement. Under those agreements, the Treasury will ensure that each company maintains a positive net worth.

     U.S. Treasury Securities. Treasury securities are backed by the full faith and credit of the United States for payment of interest and repayment of principal and have little credit risk. Some of the securities that are issued directly by the U.S. Treasury are: Treasury bills (having maturities of one year or less when issued), Treasury notes (having maturities of from one to ten years when issued), Treasury bonds (having maturities of more than ten years when issued) and Treasury Inflation-Protection Securities ("TIPS"). While U.S. Treasury securities have little credit risk, prior to their maturity they are subject to price fluctuations from changes in interest rates.

     Mortgage-Related Government Securities. Mortgage-related government securities include interests in pools of residential or commercial mortgages, in the form of "pass-through" mortgage securities. They may be issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Mortgage-related U.S. Government securities may be issued in different series, each having different interest rates and maturities.

Mortgage-related securities that are U.S. Government securities have collateral to secure payment of interest and principal. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. Government agency. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the rate of payments of the underlying mortgages and are subject to prepayment and extension risks.

Private-Issuer Securities. Certain Underlying Funds can also invest in securities issued by private issuers, such as banks, savings and loans, and other entities, including private-issuer mortgage-backed securities. Securities issued by private issuers are subject to greater credit risks than U.S. Government securities.

     Mortgage-Related Private Issuer Securities. Primarily these investments include multi-class debt or pass-through certificates secured by mortgage loans, which may be issued by banks, savings and loans, mortgage bankers and other non-governmental issuers.  Private-issuer mortgage-backed securities may include loans on residential or commercial properties.

Mortgage-related securities, including CMOs, issued by private issuers are not U.S. Government securities, which makes them subject to greater credit risks. Private issuer securities are subject to the credit risks of both the issuers and the underlying borrowers, as well as to interest rate risks, although in some cases they may be supported by insurance or guarantees. The prices and yields of private issuer mortgage-related securities are also subject to prepayment and extension risk. The market for private-issuer mortgage-backed securities have been volatile at times and may be less liquid than the markets for other types of securities.

Foreign Fixed-Income Securities. Some of the Underlying Funds may invest in a variety of debt securities issued by foreign governments and companies, as well as "supra-national" entities, such as the World Bank. They can include bonds, debentures, and notes, including derivative investments called "structured" notes, described below. The Underlying Funds' foreign debt investments may be denominated in U.S. dollars or in foreign currencies. Debt securities issued by a foreign government may not be supported by the "full faith and credit" of that government. Debt securities of issuers in developing or emerging markets countries may have a higher risk of default and some may be considered speculative.

Participation Interests in Loans. Certain Underlying Funds may invest in securities obligations that represent an undivided fractional interest in a loan obligation of a borrower. They are typically purchased from banks or dealers that have made the loan or are members of the loan syndicate. The loans may be to foreign or U.S. companies. They are subject to the risk of default by the borrower. If the borrower fails to pay interest or repay principal, an Underlying Fund may lose money on its investment.

Asset-Backed Securities. Certain Underlying Funds can buy asset backed securities, which are fractional interests in pools of loans and are collateralized by the loans, other assets or receivables. They are typically issued by trusts and special purpose corporations that pass the income from the underlying pool to the purchasers. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool, and to interest rate and prepayment risks.

Zero-Coupon and "Stripped" Securities. Some of the debt securities that certain of the Underlying Funds may buy are zero coupon bonds that pay no interest and are issued at a substantial discount from their face value. They may be issued by the U.S. government or private issuers. "Stripped" securities are the separate income or principal components of a debt security. Some mortgage related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments. The securities that are entitled to only the principal payments may be sold at a substantial discount from the market value of the initial mortgage related security.
Zero coupon and stripped securities are particularly sensitive to changes in interest rates and may be subject to greater price fluctuations as a result of interest rate changes than interest bearing securities. Some of the Underlying Funds may have to pay out the imputed income on zero coupon securities without receiving the actual cash currently. The value of interest only and principal only securities mortgage related securities are also very sensitive to changes in prepayments of the underlying mortgages. The market for zero coupon and stripped securities may be limited, making it difficult for the Fund to sell its holdings at an acceptable price.

Money Market Instruments. Most of the Underlying Funds can invest in "money market instruments," which are short term, high quality, dollar denominated money market instruments issued by the U.S. Government, domestic and foreign corporations and financial institutions, and other entities. These include U.S. government securities, high quality corporate debt securities having a remaining maturity of one year or less, bankers' acceptances, commercial paper, certificates of deposit, repurchase agreements, and other short term corporate debt obligations. While money market instruments generally have lower risks than other fixed income securities, they may also offer lower returns.

EQUITY SECURITIES. Some Underlying Funds invest primarily in common stock or other types of equity securities, including preferred stocks, rights and warrants, and securities convertible into common stock. The issuers may be small, medium or large capitalization companies, as defined in the particular Underlying Fund's prospectus. Not all Underlying Funds define small- and mid-cap issuers in the same way. Some of the Underlying Funds may emphasize investments in "growth" securities or "value" securities.

  Common Stock. Common stock represents an ownership interest in the issuer and fluctuates in price in response to conditions affecting the issuer or changes in equity markets in general. An Underlying Fund may invest in common stock to seek capital appreciation, dividend income or both. Common stock is generally subordinate to the other securities of an issuer.
  Preferred Stock. Preferred stocks are a form of equity security that typically have a fixed dividend that may cause their prices to behave more like those of debt securities. Preferred stock dividends may be cumulative (they remain a liability of the company until they are paid) or non-cumulative. If prevailing interest rates rise, the fixed dividend on preferred stock may be less attractive, causing the price of preferred stocks to decline. The right to payment of dividends on preferred stock is generally subordinate to the rights of a corporation's debt securities.
  Convertible Securities. Some of the Underlying Funds may also buy interest bearing securities that are convertible into common stock. While many convertible securities are debt securities, the Underlying Funds consider some of them to be "equity equivalents" because of their features allowing them to be converted into common stock. Convertible securities may be subject to the risks of the common stock of the issuer as well as to credit risk and interest rate risk. Some of the Underlying Funds may buy convertible securities rated below investment grade by nationally recognized rating organizations. The credit rating of an "equity equivalent" convertible security generally has less impact on the Underlying Fund's investment decisions than in the case of other debt securities.

     Foreign Equity Securities. Some of the Underlying Funds primarily invest in stocks and other equity securities of companies organized under the laws of a foreign country or companies that have a substantial portion of their operations or assets abroad, or derive a substantial portion of their revenue of profits from businesses, investments or sales outside of the United States. Foreign securities may include securities traded primarily on foreign securities exchanges or in foreign over-the-counter markets. Some of the Underlying Funds consider securities of foreign issuers that are represented in the U.S. securities markets by American Depository Receipts ("ADRs") or similar depository arrangements to be "foreign securities" for purposes of their investment allocations.

Industry and Regional Focus. At times, an Underlying Fund may emphasize investments in a particular industry, group of industries, sector or region of the world. Securities of issuers in a particular industry or region might be affected by changes in economic conditions or by changes in government regulations, availability of basic resources or supplies, or other events that affect that industry or region more than others.

Non-Diversification. While the Fund is a "diversified" fund under the Investment Company Act of 1940, three of the Underlying Funds, Oppenheimer Gold & Special Minerals Fund, Oppenheimer International Bond Fund and Oppenheimer Real Estate Fund are "non-diversified" funds. Accordingly, those funds can invest a greater portion of their assets in the securities of a single issuer than "diversified" funds can. To the extent one of those Underlying Funds invests a relatively high percentage of its assets in the securities of a single issuer or a small group of issuers, it is subject to additional risk of loss if those securities lose market value.

Risks of Small- and Mid-Sized Companies. Small- and mid-sized companies may be either established or newer companies, including "unseasoned" companies that have been in operation for less than three years. While smaller companies might offer greater opportunities for gain than larger companies, they also involve greater risk of loss. They may be more sensitive to changes in a company's earnings expectations and may experience more abrupt and erratic price movements. Smaller companies' securities often trade in lower volumes and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-sized companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-sized companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. Securities of small, unseasoned companies may be particularly volatile, especially in the short-term, and may have very limited liquidity. It may take a substantial period of time to realize a gain on an investment in a small- or mid-sized company, if any gain is realized at all.

The Underlying Funds may use different definitions of small- or mid-cap companies, as stated in Underlying Funds' prospectuses. To the extent that some of the Underlying Funds invest significantly in small-cap securities, because those securities may be traded infrequently, investors may seek to trade shares of those funds based on their knowledge or understanding of the value of those types of securities (this is sometimes referred to as "price arbitrage"). Such price arbitrage, if otherwise successful, might interfere with the efficient management of an Underlying Fund's portfolio to a greater degree than would be the case for funds that invest in more liquid securities, because the fund may have difficulty selling those securities at advantageous times or prices to satisfy the liquidity requirements created by large and/or frequent trading activity. Successful price arbitrage activities might also dilute the value of an Underlying Fund's shares held by other shareholders.

OTHER INVESTMENT STRATEGIES AND RISKS. The Underlying Funds can also use the investment techniques and strategies described below. An Underlying Fund might not use all of these techniques or strategies or might only use them from time to time.

When-Issued and Delayed-Delivery Transactions. Some of the Underlying Funds may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "delayed-delivery" basis. When-issued and delayed-delivery securities are purchased at a price that is fixed at the time of the transaction, with payment and delivery of the security made at a later date. During the period between purchase and settlement, the Underlying Fund makes no payment to the issuer and no interest accrues to the Underlying Fund from the investment.
The securities are subject to changes in value from market fluctuations during the period until settlement and the value of the security on the delivery date may be more or less than the Underlying Fund paid. An Underlying Fund may lose money if the value of the security declines below the purchase price.

Investments in Real Estate Securities. One of the Underlying Funds, Oppenheimer Real Estate Fund, invests primarily in shares of real estate investment trusts (REITs). It can also invest in real estate operating companies (REOCs) and other real estate related securities. REITs can generally be classified as Equity REITs, Mortgage REITs or Hybrid REITs. That Underlying Fund invests primarily in Equity REITs.

  Equity REITs. Equity REITs are companies that primarily invest in real property and derive income mainly from the collection of rents. Equity REITs may also realize capital gains by investing in and selling properties that have appreciated in value.
  Mortgage REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.
  Hybrid REITs. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

Because that Underlying Fund concentrates its assets in the real estate industry, its performance is closely linked to the performance of the real estate markets. Property values or revenues from real estate investments may fall due to many different factors, including: disruptions to real estate sales markets, increased vacancies or declining rents, negative economic developments affecting businesses or individuals, increased real estate operating costs, lower real estate demand, oversupply, obsolescence, competition, uninsured casualty losses, condemnation losses, environmental liabilities, the failure of borrowers to repay loans in a timely manner, changes in prevailing interest rates or rates of inflation, lack of available credit or changes in federal or state taxation policies affecting real estate. The price of a real estate company's securities may also drop because of dividend reductions, lowered credit ratings, poor company management, or other factors that affect companies in general. Smaller REIT companies may be subject to greater risks than larger REIT companies. Because that Underlying Fund invests primarily in real estate securities, it may perform poorly during a downturn in that industry.

DERIVATIVE INVESTMENTS. The Underlying Funds can invest in a number of different types of "derivative" investments. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may allow an Underlying Fund to increase or decrease its exposure to certain markets or risks.

Some Underlying Funds may use derivatives to seek income or capital gain or to hedge against the risks of other investments. Options, futures, forward contracts and swaps are some of the types of derivatives the Underlying Funds can use. The Underlying Funds may also use other types of derivatives that are consistent with their investment strategies or for hedging purposes. The Underlying Funds are not required to use derivatives in seeking their investment objectives or for hedging and might not do so.

Oppenheimer International Growth Fund can only invest up to 25% of its net assets in derivatives. Other Underlying Funds have no stated limit on derivative investments, but will comply with all applicable laws and regulations. There is no target range for indirect investment in derivatives at the Fund level.

Put and Call Options. Some Underlying Funds may buy and sell call and put options on futures contracts (including commodity futures contracts), commodity indices, financial indices, securities indices, currencies, financial futures, swaps and securities. A call option gives the buyer the right, but not the obligation, to purchase an underlying asset at a specified (strike) price. A put option gives the buyer the right, but not the obligation, to sell an underlying asset at a specified price. Options may be traded on a securities exchange or over-the-counter. Options on commodity futures contracts are traded on the same exchange on which the underlying futures contract is listed.

Some Underlying Funds are limited to selling call options if they are "covered." For call options on securities, that means the Underlying Fund owns the securities that are subject to the call. For other types of call options, the Underlying Fund would be required to identify liquid assets to cover its obligation under option. An Underlying Fund may have no limit on the amount of its total assets that may be subject to covered calls. Some Underlying Funds that also sell put options must identify liquid assets to cover any put options they sell.

     Special Risks of Options. If an Underlying Fund sells a put option, there is a risk that it may be required to buy the underlying investment at a disadvantageous price and if an Underlying Fund sells a call option, there is a risk that it may be required to sell the underlying investment at a disadvantageous price. If an Underlying Fund sells a call option on an investment that it owns (referred to as a "covered call") and the investment has increased in value when the call option is exercised, the Underlying Fund will be required to sell the investment at the call price and will not be able to realize any of the investment's value above the call price. Options may involve economic leverage, which could result in greater price volatility than other investments.

Futures Contracts. Certain Underlying Funds can buy and sell futures contracts, including financial futures contracts and commodities futures contacts. Futures contracts are agreements in which one party agrees to buy an asset from the other party at a later date at a price and quantity agreed-upon when the contract is made. Futures contracts are traded on futures exchanges, which offer a central marketplace in which to originate futures contracts and clear trades in a secondary market. Futures exchanges also provide standardization of expiration dates and contract sizes. Buyers of futures contracts do not own the underlying asset or commodity unless they decide to accept delivery at expiration of the contract. Financial futures contracts are standardized commitments to either purchase or sell designated financial instruments at a future date for a specified price, and may be settled in cash or through delivery of the underlying instrument. Delivery of the underlying commodity to satisfy a commodity futures contract rarely occurs and buyers typically close-out their positions before expiration. Generally, an Underlying Fund expects to satisfy or offset the delivery obligations under a futures contract by taking an equal but opposite position in the futures market in the same underlying instrument. The Underlying Funds' investments in futures contracts may involve substantial risks.

     Special Risks of Futures Contracts. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. An Underlying Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Forward Contracts. Forward contracts are foreign currency exchange contracts that are used to buy or sell foreign currency for future delivery at a fixed price. Although each Underlying Fund values its assets daily in terms of U.S. dollars, the Underlying Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. An Underlying Fund may use forward contracts to try to protect against declines in the U.S. dollar value of foreign securities that it owns and against increases in the dollar cost of foreign securities it anticipates buying. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases. Forward contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

     Forward Contract Risks. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. Investments in forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing an Underlying Fund to sustain losses on these contracts and to pay additional transaction costs.

Credit Default Swaps. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer's failure to make timely payments of interest or principal, bankruptcy or restructuring. The terms of the instrument are generally negotiated by the Underlying Fund and the swap counterparty. A swap may be embedded within a structured note or other derivative instrument.

Generally, if an Underlying Fund buys credit protection using a credit default swap, it will make fixed payments to the counterparty and if a credit event occurred, the Underlying Fund would deliver the defaulted bonds underlying the swap to the swap counterparty and the counterparty would pay the Underlying Fund par for the bonds. If an Underlying Fund sells credit protection using a credit default swap, generally it will receive fixed payments from the counterparty and if a credit event occurred, the Underlying Fund would pay the swap counterparty par for the defaulted bonds underlying the swap and the swap counterparty would deliver the bonds to the Underlying Fund. If the credit swap is on a basket of securities, the notional value of the swap is reduced by the par amount of the defaulted bonds, and the fixed payments are then made on the reduced notional value.

Credit default swaps are subject to credit risk on the underlying investment and to counterparty credit risk. If the counterparty fails to meet its obligations the Underlying Fund may lose money. Credit default swaps are also subject to the risk that an Underlying Fund will not properly assess the cost of the underlying investment. If an Underlying Fund is selling credit protection, there is a risk that a credit event could occur and that the Underlying Fund would have to pay par value on defaulted bonds. If an Underlying Fund was buying credit protection, there is a risk that no credit event would occur and the Underlying Fund would receive no benefit for the premium paid.

Interest Rate Swaps. In an interest rate swap, the Underlying Fund and another party exchange the right to receive interest payments on a security or other reference rate. For example, they might swap the right to receive floating rate payments for the right to receive fixed rate payments. The terms of the instrument are generally negotiated by an Underlying Fund and the swap counterparty. An interest rate swap may be embedded within a structured note or other derivative instrument.

Interest rate swaps are subject to interest rate risk and credit risk. An interest rate swap transaction could result in losses if the underlying asset or reference does not perform as anticipated. Interest Rate swaps are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Underlying Fund may lose money.

Swap Transactions. There is no central exchange or market for swap transactions and therefore they are less liquid than exchange-traded instruments.

Commodity-Linked Derivatives. A commodity-linked derivative is a derivative instrument whose value is linked to the price movement of a commodity, commodity index, or commodity option or futures contract. The value of some commodity-linked derivatives may be based on a multiple of those price movements. One of the Underlying Funds invests primarily in commodity-linked derivatives known as "commodity-linked notes." That Underlying Fund has limits on the leverage ratio of each commodity-linked note it buys as well as on its overall portfolio and is subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments.

     Commodity-Linked Notes. A commodity-linked note is a derivative instrument that has characteristics of both a debt security and a commodity-linked derivative. It typically makes interest payments like a debt security and at maturity the principal payment is linked to the price movement of a commodity, commodity index or commodity option or futures contract. Commodity-linked notes are typically issued by a bank, other financial institution or a commodity producer. An Underlying Fund negotiates with the issuer to obtain specific terms and features that are tailored to its investment needs.

One of the Underlying Funds invests primarily in commodity-linked notes. That Underlying Fund has limits on the leverage ratio of each commodity-linked note it buys as well as on its overall portfolio and is subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments.

Hedging. All of the Underlying Funds may use derivatives for hedging purposes. Hedging transactions are intended to reduce the risk of security price declines, interest rate changes, currency rate changes or other risks in the Underlying Fund's portfolio. At times, however, a hedging instrument's value might not be correlated with the investment it is intended to hedge, and the hedge might be unsuccessful. If an Underlying Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, the strategy could reduce its return or create a loss.

Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform the way an Underlying Fund expects it to. Some derivatives have the potential for unlimited loss, regardless of the size of an Underlying Fund's initial investment. An Underlying Fund may also lose money on a derivative investment if the issuer fails to pay the amount due. Certain derivative investments held by an Underlying Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and can increase portfolio turnover. As a result of these risks, an Underlying Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful.

     Risks of Leverage. Some derivatives certain Underlying Funds buy involve a degree of leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. An Underlying Fund's use of certain economically leveraged derivatives can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When an Underlying Fund uses derivatives for leverage its share price will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of its investments.

The Underlying Funds are subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments. Under these requirements, an Underlying Fund must identify liquid assets (referred to sometimes as "asset segregation"), or engage in other measures, with regard to its derivative instruments.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

Investments by "Funds of Funds." Shares of certain Underlying Funds are offered as an investment to other Oppenheimer funds that act as "funds of funds." The Fund and the other funds of funds may invest significant portions of their assets in shares of those Underlying Funds. From time to time, those investments may also represent a significant portion of an Underlying Fund's outstanding shares or of its outstanding Class Y shares. The Oppenheimer funds of funds typically use asset allocation strategies that may cause them increase or reduce the amount of their investment in an Underlying Fund frequently, possibly on a daily basis during volatile market conditions. If the size of those purchases or redemptions were significant relative to the size of an Underlying Fund's assets, the Underlying Fund might be required to purchase or sell portfolio securities, which could increase its transaction costs and reduce the performance of all of its share classes. Further discussion of the possible effects of frequent trading in a fund's shares is included in the section "Limitations on Frequent Exchanges" in this prospectus.

Loans of Portfolio Securities. The Underlying Funds may loan their portfolio securities to brokers, dealers and financial institutions to seek income. Certain Underlying Funds have entered into a securities lending agreement with The Goldman Sachs Trust Company, doing business as Goldman Sachs Agency Lending ("Goldman Sachs") for that purpose. Under the agreement, Goldman Sachs will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Underlying Fund, however, will be responsible for the risks associated with the investment of cash collateral, including the risk that it may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower. The Underlying Funds' portfolio loans must comply with the collateralization and other requirements of the securities lending agreement, its securities lending procedures and applicable government regulations.

Each Underlying Fund limits its loans of portfolio securities to not more than 25% of its net assets.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund or an Underlying Fund and their shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund and the Underlying Funds. That may result in another fund or account holding investment positions that are adverse to an Underlying Fund's investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of an Underlying Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as an Underlying Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Underlying Funds and, as a result, the value of securities held by an Underlying Fund or its investment strategies may be adversely affected. Each Underlying Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and an Underlying Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager, however such policies and procedures may also limit the Fund's or the Underlying Funds' investment activities and affect their performance.

Investments in Oppenheimer Institutional Money Market Fund. The Fund and the Underlying Funds can invest their free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund, to provide liquidity or for defensive purposes. The Fund and the Underlying Funds invest in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than they could obtain on their own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, and is part of the Oppenheimer family of funds. It invests in a variety of short-term, high quality, dollar-denominated money market instruments issued by the U.S. Government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Fund or the Underlying Funds directly. At the time of an investment, the Fund or an Underlying Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As shareholders, the Fund and the Underlying Funds will be subject to their proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of each Underlying Fund's advisory fee to the extent of its share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Liquidity Facility. In order to pay cash to shareholders who redeem their shares on any given day, the Underlying Funds usually must hold cash in their portfolios, liquidate portfolio securities, or borrow money, each of which imposes certain costs. Certain Underlying Funds may also, from time to time, participate in a program offered by ReFlow, LLC ("ReFlow") to provide this required liquidity. ReFlow is designed to provide an alternative source of funding to help meet shareholder redemptions while minimizing an Underlying Fund's costs and cash flow disruptions (compared to selling portfolio securities or other liquidity facilities such as a line of credit) and allowing the Underlying Fund to remain more fully invested. ReFlow provides this liquidity by being prepared to purchase an Underlying Fund's shares equal to the amount of the Fund's net redemptions on any given day, at its closing net asset value. On subsequent days when the Underlying Fund experiences net subscriptions, ReFlow redeems its holdings at the Underlying Fund's net asset value on that day. When an Underlying Fund participates in the ReFlow program, it pays ReFlow a fee at a rate determined by a daily auction with other participating mutual funds in the ReFlow program. There is no assurance that ReFlow will have sufficient funds available to meet an Underlying Fund's liquidity needs on a particular day and ReFlow is prohibited from acquiring more than 3% of the outstanding shares of any Underlying Fund.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund or any Underlying Fund can invest up to 100% of its assets in investments that may be inconsistent with its principal investment strategies. Generally, the Fund or an Underlying Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. Government securities. The Fund or an Underlying Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of its shares or the sale of its portfolio securities or to meet anticipated redemptions of its shares. To the extent the Fund or an Underlying Fund invests in these securities, it might not achieve its investment objective.

Portfolio Turnover. A change in the securities held by a fund is known as "portfolio turnover." The Fund and the Underlying Funds may engage in active and frequent trading to try to achieve their investment objectives and may have portfolio turnover rates of over 100% annually. If the Fund or an Underlying Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. Increased portfolio turnover may also result in higher brokerage fees or other transaction costs, which can reduce an Underlying Fund's performance. Most of the Fund's portfolio transactions are purchases or sales of the Underlying Funds' shares, however, which do not entail any brokerage fees or transaction costs. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during past fiscal years.

CHANGES TO THE FUND'S INVESTMENT POLICIES. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares, however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is not a fundamental policy but will not be changed by the Fund's Board without advance notice to shareholders. Investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.
Certain investment objectives and strategies of the Underlying Funds are fundamental policies and others are non-fundamental policies, as indicated in each Underlying Fund's prospectus or Statement of Additional Information. Each Underlying Fund's Board can change non-fundamental policies without shareholder approval, including without the approval of the Fund.

PORTFOLIO HOLDINGS

The Fund's portfolio holdings are included in its semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER. OppenheimerFunds, Inc., the Fund's Manager, chooses its investments and handles its day-to-day business, subject to policies established by the Fund's Board of Trustees. The Manager carries out its duties under an investment advisory agreement with the Fund that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has been an investment adviser since 1960. The Manager and a subsidiary managed funds with nearly 6 million shareholder accounts as of March 31, 2010. The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees. Under the investment advisory agreements, the Manager does not charge a management fee to the Fund. However the Manager collects indirect management fees from the Fund's investments in the Underlying Funds and in Oppenheimer Institutional Money Market Fund. As of January 31, 2010, the Fund's weighted indirect management fees, as a percent of average daily net assets of the Fund was [ ]% for each Class of shares.

     The Manager has voluntarily agreed waive fees and/or reimburse the Fund for certain expenses so that the Total Annual Operating Expenses, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), will not exceed the annual rate of 1.25% for Class A, 2.00% for Class B and Class C, 1.50% for Class N and 1.00% for Class Y.

     The limitation will be applied after giving effect to any reimbursements by the Distributor of 12b-1 fees paid by a Fund with respect to investments in Class A shares of any Underlying Funds that do not offer Class Y shares. The expense limitations do not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business. The Manager is not required to waive or reimburse fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds and in Oppenheimer Institutional Money Market Fund.

A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory contract is available in each Fund's Annual Report to shareholders for the year ended January 31, 2010.

Portfolio Managers. The Fund's portfolio is managed by a team of investment professionals, including Alan C. Gilston and Krishna Memani, who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Gilston has been a Vice President of the Fund since December 2009 and a portfolio manager of the Fund since February 2009. Mr. Memani has been a [Vice President and] portfolio manager of the Fund since June 2010.

     Mr. Gilston has been a member of the Fund's portfolio management team since February 2009. He has been a Vice President and portfolio manager of the Manager since September 1997 and was a member of the Manager's Risk Management Team during various periods. Mr. Gilston is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Mr. Memani has been a Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager since March 2009. Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 through January 2009. He was the Chief Credit Strategist at Credit Suisse Securities from August 2002 through March 2006. He was a Managing Director and Senior Portfolio Manager at Putnam Investments from September 1998 through June 2002. Mr. Memani is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

     The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares.

Information about the portfolio managers of the Underlying Funds is available in the Portfolio Manager section of their individual prospectuses and Statements of Additional Information.

MORE ABOUT YOUR ACCOUNT

About Your Account

Where Can You Buy Fund Shares? Oppenheimer funds may be purchased either directly or through a variety of "financial intermediaries" that offer Fund shares to their clients. Financial intermediaries include securities dealers, financial advisors, brokers, banks, trust companies, insurance companies and the sponsors of fund "supermarkets," fee-based advisory or wrap fee programs or college and retirement savings programs.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors five different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. When you buy shares, be sure to specify the class of shares you wish to purchase. If you do not choose a class, your investment will be made in Class A shares.

Class A Shares. If you buy Class A shares, you will pay an initial sales charge on investments up to $1 million for regular accounts or lesser amounts for certain retirement plans or if you qualify for certain fee waivers. The amount of the sales charge will vary depending on the amount you invest. The sales charge rates for different investment amounts are listed in "About Class A Shares" below.

Class B Shares. If you buy Class B shares, you will pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge (distribution fee) over a period of approximately six years. If you sell your shares within six years after buying them, you will normally pay a contingent deferred sales charge. The amount of the contingent deferred sales charge varies depending on how long you own your shares, as described in "About Class B Shares" below.

Class C Shares. If you buy Class C shares, you will pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 12 months after buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "About Class C Shares" below.

Class N Shares. Class N shares are available only through certain retirement plans. If you buy Class N shares, you pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 18 months after the retirement plan's first purchase of Class N shares, you may pay a contingent deferred sales charge of 1.0%, as described in "About Class N Shares" below.

Class Y Shares. Class Y shares are offered only to certain institutional investors that have a special agreement with the Distributor and to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. See "About Class Y Shares" below.

Certain sales charge waivers may apply to purchases or redemptions of Class A, Class B, Class C or Class N shares. More information about those waivers is available in the Fund's Statement of Additional Information, or by clicking on the hyperlink "Sales Charges & Breakpoints" under the heading "Fund Information" on the OppenheimerFunds website at "www.oppenheimerfunds.com."

WHAT IS THE MINIMUM INVESTMENT? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. The minimum additional investment requirement does not apply to reinvested dividends from the Fund or from other Oppenheimer funds or to omnibus account purchases. A $25 minimum applies to additional investments through an Asset Builder Plan, an Automatic Exchange Plan or a government allotment plan established before November 1, 2002. Reduced initial minimums are available in certain circumstances, including under the following investment plans:

  For most types of retirement accounts that OppenheimerFunds offers, the minimum initial investment is $500.
  For certain retirement accounts that have automatic investments through salary deduction plans, there is no minimum initial investment.
  For an Asset Builder Plan or Automatic Exchange Plan or a government allotment plan, the minimum initial investment is $500.
  For certain fee-based programs that have an agreement with the Distributor, a minimum initial investment of $250 applies.

Minimum Account Balance. A $12 annual "minimum balance fee" is assessed on Fund accounts with a value of less than $500. The fee is automatically deducted from each applicable Fund account annually in September. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed. Small accounts may be involuntarily redeemed by the Fund if their value has fallen below $200 for reasons other than a decline in the market value of the shares.

Choosing a Share Class

CHOOSING A SHARE CLASS. Once you decide that the Fund is an appropriate investment for you, deciding which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. The Fund's operating costs that apply to a share class and the effect of the different types of sales charges on your investment will affect your investment results over time. For example, the net asset value and the dividends of Class B, Class C, and Class N shares will be reduced by additional expenses borne by those classes, such as the asset-based sales charge.

     Two of the factors to consider are how much you plan to invest and, while future financial needs cannot be predicted with certainty, how long you plan to hold your investment. For example, with larger purchases that qualify for a reduced initial sales charge on Class A shares, the effect of paying an initial sales charge on purchases of Class A shares may be less over time than the effect of the asset-based sales charges on Class B, Class C, or Class N shares. For retirement plans that qualify to purchase Class N shares, Class N will generally be the most advantageous share class. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate each of the factors to see if you should consider a different class of shares.

The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. These examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, if you do not plan to hold your shares for six years or more), you should consider investing in Class C shares. That is because of the effect of the initial sales charge on Class A shares or the Class B contingent deferred sales charge if you redeem within six years.
  Investing for the Longer Term. If you are investing less than $100,000 for the longer term and do not expect to need access to your money for six years or more, Class B shares may be appropriate.
  Amount of Your Investment. Your choice will also depend on how much you plan to invest. For shorter-term investments of less than $100,000, Class C shares might be the appropriate choice because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares you redeem after holding them for one year or more. However, if you plan to invest more than $100,000, and as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because over time the ongoing asset-based sales charge on Class C shares will have a greater impact on your account than the reduced front-end sales charge available for Class A share purchases of $100,000 or more. If you invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.

     The Distributor normally will not accept purchase orders from a single investor for more than $100,000 of Class B shares or for $1 million or more of Class C shares. Dealers or other financial intermediaries are responsible for determining the suitability of a particular share class for an investor.

Are There Differences in Account Features That Matter to You? Some account features may not be available for all share classes. Other features may not be advisable because of the effect of the contingent deferred sales charge. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

How Do Share Classes Affect Payments to Your Financial Intermediary? The Class B, Class C, and Class N contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge or contingent deferred sales charge on Class A shares: to compensate the Distributor for concessions and expenses it pays to brokers, dealers and other financial intermediaries for selling Fund shares. Those financial intermediaries may receive different compensation for selling different classes of shares. The Manager or Distributor may also pay dealers or other financial intermediaries additional amounts from their own resources based on the value of Fund shares held by the intermediary for its own account or held for its customers' accounts. For more information about those payments, see "Payments to Financial Intermediaries and Service Providers" below.

ABOUT CLASS A SHARES. Class A shares are sold at their offering price, which is the net asset value of the shares (described below) plus, in most cases, an initial sales charge. The Fund receives the amount of your investment, minus the sales charge, to invest for your account. In some cases, Class A purchases may qualify for a reduced sales charge or a sales charge waiver, as described below or in the Statement of Additional Information.

The Class A sales charge rate varies depending on the amount of your purchase. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession. The current sales charge rates and concessions paid are shown in the table below. There is no initial sales charge on Class A purchases of $1 million or more, but a contingent deferred sales charge (described below) may apply.

Amount of Purchase	Front-End Sales Charge As a Percentage of Offering Price	Front-End Sales Charge As a Percentage of Net Amount Invested	Concession As a Percentage of Offering Price
Less than $25,000	5.75%	6.10%	4.75%
$25,000 or more but less than $50,000	5.50%	5.82%	4.75%
$50,000 or more but less than $100,000	4.75%	4.99%	4.00%
$100,000 or more but less than $250,000	3.75%	3.90%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.60%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

Reduced Class A Sales Charges. Under a "Right of Accumulation" or a "Letter of Intent" you may be eligible to buy Class A shares of the Fund at the reduced sales charge rates that would apply to a larger purchase. The Fund reserves the right to modify or to cease offering these programs at any time.

  Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making, you can add the value of shares that you and your spouse currently own, and other purchases that you are currently making, to the value of your Class A share purchase of the Fund. You may count Class A, Class B and Class C shares of the Fund and other Oppenheimer funds and Class A, Class B, Class C, Class G and Class H units in adviser sold Section 529 plans, for which the Manager or the Distributor serves as the "Program Manager" or "Program Distributor." The Distributor or the financial intermediary through which you are buying shares will determine the value of the shares you currently own based on the greater of their current offering price or the amount you paid for the shares. For purposes of calculating that value, the Distributor will only take into consideration the value of shares owned as of December 31, 2007 and any shares purchased subsequently. The value of any shares that you have redeemed and the value of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge will not be counted for this purpose.  In totaling your holdings, you may count shares held in:

               ° your individual accounts (including IRAs, 403(b) plans and eligible 529 plans),
       ° your joint accounts with your spouse,
       ° accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors.

        A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer and Single K plans for the benefit of a sole proprietor).

        If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through a financial intermediary you must notify the intermediary of your eligibility for the Right of Accumulation at the time of your purchase.

        To count eligible shares held in accounts at other firms, you may be requested to provide the Distributor or your current financial intermediary with a copy of account statements showing your current holdings of the Fund, other eligible Oppenheimer funds or qualifying 529 plans. Shares purchased under a Letter of Intent may also qualify as eligible holdings under a Right of Accumulation.

  Letter of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A Letter of Intent is a written statement of your intention to purchase a specified value of Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G or Class H unit purchases in adviser sold Section 529 plans, for which the Manager or Distributor serves as the Program Manager or Program Distributor, over a 13-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to your Class A share purchases during that period. You must notify the Distributor or your financial intermediary of any qualifying 529 plan purchases or purchases through other financial intermediaries.

        Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the "reinvestment privilege" described below, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified shares" for satisfying the terms of a Letter.

        Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not complete the anticipated purchases, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose. Please refer to "How to Buy Shares – Letters of Intent" in the Fund's Statement of Additional Information for more complete information. You may also be able to apply the Right of Accumulation to purchases you make under a Letter of Intent.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on Class A purchases of shares of one or more of the Oppenheimer funds totaling $1 million or more. However, those Class A shares may be subject to a 1.0% contingent deferred sales charge if they are redeemed within an 18-month "holding period" measured from the beginning of the calendar month in which they were purchased (except for shares purchased in certain retirement plans, as described below). That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares or the aggregate net asset value of the redeemed shares at the time of redemption.

The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions and will not exceed the aggregate amount of the concessions the Distributor pays on all of your purchases of Class A shares, of all Oppenheimer funds, that are subject to the contingent deferred sales charge.

The Distributor pays concessions from its own resources equal to 1.0% of Class A purchases of $1 million or more (other than purchases by certain retirement plans). The concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and concession.

Class A Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of the Fund by retirement plans that have $1 million or more in plan assets or by certain retirement plans or platforms offered through financial intermediaries or other service providers.

In addition, there is no contingent deferred sales charge on redemptions of certain Class A retirement plan shares offered through financial intermediaries or other service providers. There is no contingent deferred sales charge on redemptions of Class A group retirement plan shares purchased after March 1, 2007 except for shares of certain group retirement plans that were established prior to March 1, 2001 ("grandfathered retirement plans"). Shares purchased in grandfathered retirement plans are subject to the contingent deferred sales charge if they are redeemed within 18 months after purchase.

The Distributor does not pay a concession on Class A retirement plan purchases since March 1, 2007 except on purchases by grandfathered retirement plans and plans that have $5 million or more in plan assets. The concession for grandfathered retirement plan purchases after March 1, 2007 is 0.25%. For purchases of Class A shares by retirement plans that have $5 million or more in plan assets (within the first six months from the time the account was established), the Distributor may pay financial intermediaries concessions equal to 0.25% of the purchase price from its own resources at the time of sale. Those payments are subject to certain exceptions described in "Retirement Plans" in the Statement of Additional Information.

ABOUT CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge will be deducted from the redemption proceeds. Class B shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class B contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class B shares.

The amount of the Class B contingent deferred sales charge will depend on the number of years since you invested, according to the following schedule:

Years since Beginning of Month in Which Purchase Order was Accepted	Contingent Deferred Sales Charge on Redemptions in That Year (As % of Amount Subject to Charge)
0-1	5.0%
1-2	4.0%
2-3	3.0%
3-4	3.0%
4-5	2.0%
5-6	1.0%
More than 6	None

In the table, a "year" is a 12-month period. In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares six years (72 months) after you purchase them. This conversion eliminates the Class B asset-based sales charge, however, the shares will be subject to the ongoing Class A fees and expenses. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert to Class A shares, all other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

ABOUT CLASS C SHARES. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge of 1.00% may be deducted from the redemption proceeds. Class C shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class C contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares.

ABOUT CLASS N SHARES. Class N shares are offered to retirement plans (including IRAs and 403(b) plans) that purchase $500,000 or more of Oppenheimer funds Class N shares or to group retirement plans (which do not include IRAs and 403(b) plans) held in omnibus accounts that have assets of $500,000 or more or have 100 or more eligible participants. See "Availability of Class N shares" in the Statement of Additional Information for other circumstances in which Class N shares are available for purchase.

Class N shares are sold at net asset value without an initial sales charge. Class N shares are subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.25%. A contingent deferred sales charge of 1.00% will be imposed on the redemption of Class N shares, if:

  The group retirement plan is terminated, or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan, and the Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund; or
  Class N shares are redeemed within 18 months after an IRA or 403(b) plan's first purchase of Class N shares of any Oppenheimer fund.

Retirement plans that offer Class N shares may impose charges on plan participant accounts. For more information about buying and selling shares through a retirement plan, see the section "Investment Plans and Services - Retirement Plans" below.

ABOUT CLASS Y SHARES. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for this purpose. They may include insurance companies, registered investment companies, employee benefit plans and Section 529 plans, among others.

An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office) and some of the special account features available to investors buying other classes of shares do not apply to Class Y shares. Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

Present and former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Fund.

The Price of Fund Shares

THE PRICE OF FUND SHARES. Shares may be purchased at their offering price which is the net asset value per share plus any initial sales charge that applies. Shares are redeemed at their net asset value per share less any contingent deferred sales charge that applies. The net asset value that applies to a purchase or redemption order is the next one calculated after the Distributor receives the order, in proper form as described in this prospectus, or after any agent appointed by the Distributor receives the order in proper form as described in this prospectus. Your financial intermediary can provide you with more information regarding the time you must submit your purchase order and whether the intermediary is an authorized agent for the receipt of purchase and redemption orders.

Net Asset Value. The Fund calculates the net asset value of each class of its shares as of the close of the New York Stock Exchange (NYSE), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00p.m., Eastern time, but may close earlier on some days.

The Fund determines the net assets of each class of shares by subtracting the class-specific expenses and the amount of the Fund's liabilities attributable to the share class from the market value of the Fund's securities and other assets attributable to the share class. The Fund's "other assets" might include, for example, cash and interest or dividends from its portfolio securities that have been accrued but not yet collected. The Fund's investments in the Underlying Funds are based on the Underlying Funds' net asset values on that day.

The Underlying Funds also calculate the net asset value of each class of their shares as of the close of the NYSE, on each day that it is open for trading, by subtracting the class-specific expenses and the amount of an Underlying Fund's liabilities attributable to each share class from the market value of its securities and other assets attributable to that share class. The Underlying Funds' securities are valued primarily on the basis of current market quotations.

The net asset value per share for each share class of the Fund and the Underlying Funds is determined by dividing the net assets of the class by the number of outstanding shares of that class.

Fair Value Pricing. If market quotations are not readily available or (in the judgment of an Underlying Fund's manager) do not accurately reflect the fair value of a security held by one of the Underlying Funds, or if after the close of the principal market on which a security held by an Underlying Fund is traded and before the time as of which the Underlying Fund's net asset value is calculated that day, an event occurs that the Underlying Fund's manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Underlying Fund's Board believes would more accurately reflect the security's fair value.

In determining whether current market prices are readily available and reliable, the Underlying Funds' manager monitors the information it receives in the ordinary course of its investment management responsibilities. It seeks to identify significant events that it believes, in good faith, will affect the market prices of the securities held by a particular Underlying Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster).

The Underlying Funds' Boards have adopted valuation procedures and have delegated the day-to-day responsibility for fair value determinations to "Valuation Committees." Those determinations may include consideration of recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. Fair value determinations by an Underlying Fund's manager are subject to review, approval and ratification by the Underlying Fund's Board at its next scheduled meeting after the fair valuations are determined.

The Underlying Funds' use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which it determines its net asset value per share.

Pricing Foreign Securities. The Underlying Funds may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Underlying Funds value their foreign portfolio holdings, significant events, including broad market movements, may occur during that time that could potentially affect the values of foreign securities held by an Underlying Fund.

The Underlying Funds' manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets after the close of foreign securities markets. The Underlying Funds' fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Underlying Funds' foreign investments may change on days when the Fund cannot buy or redeem shares of the Underlying Funds and when investors cannot buy or redeem Fund shares.

Contingent Deferred Sales Charge. If you redeem shares during their applicable contingent deferred sales charge holding period, the contingent deferred sales charge generally will be deducted from the redemption proceeds. In some circumstances you may be eligible for one of the waivers described in "Sales Charge Waivers" below and in the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information. You must advise the Transfer Agent or your financial intermediary of your eligibility for a waiver when you place your redemption request.

       A contingent deferred sales charge will be based on the net asset value of the redeemed shares at the time of redemption or the original net asset value, whichever is lower. A contingent deferred sales charge is not imposed on:

  any increase in net asset value over the initial purchase price, shares purchased by the reinvestment of dividends or capital gains distributions, or shares eligible for a sales charge waiver (see "Sales Charge Waivers" below).

The Fund redeems shares in the following order:

  shares acquired by the reinvestment of dividends or capital gains distributions, other shares that are not subject to the contingent deferred sales charge, and shares held the longest during the holding period.

     You are not charged a contingent deferred sales charge when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange your shares within the applicable holding period, your original holding period will carry over to the shares you acquire, even if the new fund has a different holding period.

SALES CHARGE WAIVERS. The Fund and the Distributor offer the following opportunities to purchase shares without front-end or contingent deferred sales charges. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.

  Dividend Reinvestment. Dividends or capital gains distributions may be reinvested in shares of the Fund, or any of the other Oppenheimer funds into which shares of the Fund may be exchanged, without a sales charge.
  Exchanges of Shares. There is no sales charge on exchanges of shares except for exchanges of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge.
  Reinvestment Privilege. There is no sales charge on reinvesting the proceeds from redemptions of Class A shares or Class B shares that occurred within the previous six months if you paid an initial or contingent deferred sales charge on the redeemed shares. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for the waiver at the time you submit your purchase order.

     In addition, the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information provides detailed information about certain other initial sales charge and contingent deferred sales charge waivers and arrangements. A description of those sales charge waivers and arrangements is available for viewing on the OppenheimerFunds website at www.oppenheimerfunds.com (follow the hyperlink "Sales Charges & Breakpoints," under the heading "Fund Information") and may also be ordered by calling 1-800-225-5677. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for one of those waivers at the time you submit your purchase order or redemption request.

How to Buy, Sell and Exchange Shares

HOW TO BUY SHARES. You can buy shares in several ways. The Distributor has appointed certain financial intermediaries, including brokers, dealers and others, as servicing agents to accept purchase and redemption orders. The Distributor or servicing agent must receive your order, in proper form, by the close of the NYSE for you to receive that day's offering price. If your order is received on a day when the NYSE is closed or after it has closed, the order will receive the next offering price that is determined. To be in proper form, your purchase order must comply with the procedures described below. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through a Financial Intermediary. You can buy shares through any servicing agent (a broker, dealer, or other financial intermediary) that has a sales agreement with the Distributor. Your servicing agent will place your order with the Distributor on your behalf. A servicing agent may charge a processing fee for that service. Your account information will be shared with the financial intermediary designated as the dealer of record for the account.

Buying Shares Through the Distributor. We recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you. If you want to purchase shares directly from the Distributor, complete an OppenheimerFunds new account application and mail it with a check payable in U.S. dollars to "OppenheimerFunds Distributor, Inc." to the address on the back cover. If you do not list a dealer on your application, the Distributor is designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares and Class A shares are your only purchase option. Class B, Class C or Class N shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. However, if a current investor no longer has a broker-dealer of record for an existing Class B, Class C or Class N account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares. If you submit a purchase request to the Distributor without designating the Fund you wish to invest in, your investments will be made in Class A shares of Oppenheimer Money Market Fund, Inc. This policy does not apply to purchases by or for certain retirement plans or accounts. For more information regarding undesignated investments, please call the Transfer Agent at the number on the back cover of this prospectus.

  Involuntary Redemptions. In some circumstances, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Identification Requirements. Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business, and your Social Security Number, Employer Identification Number or other government-issued identification when you open an account. Additional information may be required to open a corporate account or in certain other circumstances. The Fund or the Transfer Agent may use this information to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of verifying your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

HOW TO SELL SHARES. You can generally redeem (sell) some or all of your shares on any regular business day. You may redeem your shares by writing a letter, by wire, by telephone or on the internet. You can also set up an Automatic Withdrawal Plan to redeem shares on a regular basis. The redemption of Fund shares may be suspended under certain circumstances described in the Statement of Additional Information. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call your financial intermediary or the Transfer Agent for assistance.

Redemption Price. Your shares will be redeemed at net asset value less any applicable sales charge or other fees. The net asset value used will be the next one calculated after your order is received, in proper form, by the Transfer Agent or your authorized financial intermediary. To be in proper form, your redemption order must comply with the procedures described below. The redemption price for shares will change from day-to-day because the value of the securities in the Fund's portfolio and the Fund's expenses fluctuate. The redemption price will normally differ for each class of shares. The redemption price of your shares may be more or less than their original cost.

Redemptions "In-Kind." Shares may be "redeemed in-kind" under certain circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). That means that the redemption proceeds will be paid in securities from the Fund's portfolio. If the Fund redeems your shares in-kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.

Options for Receiving Redemption Proceeds

  By Check. The Fund will normally send redemption proceeds by check to the address on your account statement.
  By AccountLink. If you have linked your Fund account to your bank account with AccountLink (described below), you may have redemption proceeds transferred directly into your account. Normally the transfer to your bank is initiated on the bank business day after the redemption. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transferred.
  By Wire. You can arrange to have redemption proceeds sent by Federal Funds wire to an account at a bank that is a member of the Federal Reserve wire system. The redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transmitted.

Payment Delays. Payment for redeemed shares is usually made within seven days after the Transfer Agent receives redemption instructions in proper form. For accounts registered in the name of a broker-dealer, payment will normally be forwarded to the broker-dealer within three business days. The Transfer Agent may delay processing redemption payments for recently purchased shares until the purchase payment has cleared. That delay may be as much as five business days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check. Under unusual circumstances, the right to redeem shares or the payment of redemption proceeds may be delayed or suspended as permitted under the Investment Company Act of 1940.

THE OPPENHEIMERFUNDS EXCHANGE PRIVILEGE. You can exchange all or part of your Fund shares for shares of the same class of other Oppenheimer funds that offer the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. You can obtain a list of the Oppenheimer funds that are currently available for exchanges by calling a service representative at the telephone number on the back of this prospectus. The funds available for exchange can change from time to time. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.

The OppenheimerFunds exchange privilege affords investors the ability to switch their investments among Oppenheimer funds if their investment needs change. However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, increase its transaction and administrative costs and/or affect its performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets a portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades.

If large dollar amounts are involved in exchange or redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet those transaction requests, and the Fund's brokerage or administrative expenses might be increased. Therefore, the Manager and the Fund's Board have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges or purchase and redemption activity, while addressing the needs of investors who seek liquidity in their investment and the ability to exchange shares as their investment needs change. There is no guarantee that those policies and procedures, described below, will be sufficient to identify and deter all excessive short-term trading.

Limitations on Frequent Exchanges

30-Day Hold. If a direct shareholder exchanges shares of another Oppenheimer fund account for shares of the Fund, his or her Fund account will be "blocked" from exchanges into any other fund for a period of 30 calendar days from the date of the exchange, subject to certain exceptions described below. Likewise, if a Fund shareholder exchanges Fund shares for shares of another eligible Oppenheimer fund, that fund account will be "blocked" from further exchanges for 30 calendar days. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $2,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange, the full account balance ($12,000 in this example) would be blocked from exchanges into another fund for a period of 30 calendar days. A shareholder whose account is registered on the Fund's books showing the name, address and tax ID number of the beneficial owner is a "direct shareholder."

Exceptions to 30-Day Hold

  Exchanges Into Money Market Funds. A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of an eligible money market fund any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days. However, all of the shares held in that money market fund would then be blocked from further exchanges into another fund for 30 calendar days.
  Dividend Reinvestments and Class B Share Conversions. The reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of Class B shares into Class A shares will not be considered exchanges for purposes of imposing the 30-day limit.
  Asset Allocation Programs. Investment programs by Oppenheimer "funds-of-funds" that entail rebalancing investments in underlying Oppenheimer funds will not be subject to these limits. However, third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves to the Transfer Agent and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts. "On-demand" exchanges outside the parameters of portfolio rebalancing programs will also be subject to the 30-day limit.
  Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day block as a result of those automatic or systematic exchanges but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges.
  Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this prospectus.

Limitations on Exchanges in Omnibus Accounts. If you hold your Fund shares through a financial advisor or other firm such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or a trustee of a retirement plan that holds your shares in an account under its name (these are sometimes referred to as "omnibus" or "street name" accounts), that financial intermediary may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply. The Fund, the Distributor, the Manager and the Transfer Agent encourage those financial intermediaries to apply the Fund's policies to their customers who invest indirectly in the Fund. However, the Transfer Agent may not be able to detect excessive short-term trading activity in accounts maintained in "omnibus" or "street name" form where the underlying beneficial owners are not identified. The Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review the account activity, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity.

Other Limitations on Exchanges. There are a number of other special conditions and limitations that apply to certain types of exchanges. Those conditions and circumstances are described in the section "How to Exchange Shares" in the Statement of Additional Information. For information about sales charges that may apply to exchanges of shares see the sections "Contingent Deferred Sales Charge" and "Sales Charge Waivers" above.

Requirements for Exchanges of Shares. To exchange shares of the Fund, you must meet several conditions. The Fund may amend the following requirements at any time:

  Shares of the fund selected for exchange must be available for sale in your state of residence.
  The selected fund must offer the exchange privilege.
  You must meet the minimum purchase requirements for the selected fund.
  Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.
  Before exchanging into a fund, you should obtain its prospectus and should read it carefully.

Timing of Exchange Transactions. Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request must be received by the close of the NYSE that day in order to receive that day's net asset value on the exchanged shares. For requests received after the close of the NYSE the shares being exchanged will be valued at the next net asset value calculated after the request is received. The Transfer Agent may delay transmitting the proceeds from an exchange for up to five business days, however, if it determines, in its discretion, that an earlier transmittal of the redemption proceeds would be detrimental to either the fund from which shares are being exchanged or the fund into which the exchange is being made. The exchange proceeds will be invested in the new fund at the next net asset value calculated after the proceeds are received. In the event that a delay in the reinvestment of proceeds occurs, the Transfer Agent will notify you or your financial intermediary.

Taxes on Exchanges. For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. Therefore, an exchange may result in a capital gain or loss for tax purposes.

OTHER LIMITS ON SHARE TRANSACTIONS. The Fund may impose other limits on transactions that it believes would be disruptive and may refuse any purchase or exchange order.

  Right to Refuse Purchase and Exchange Orders. The Distributor and/or the Transfer Agent may refuse any purchase or exchange order in their discretion and are not obligated to provide notice before rejecting an order.
  Right to Terminate or Suspend Account Privileges. The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policies outlined in this prospectus. As part of the Transfer Agent's procedures to detect and deter excessive trading activity, the Transfer Agent may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Transfer Agent may send a written warning to a shareholder that the Transfer Agent believes may be engaging in disruptive or excessive trading activity; however, the Transfer Agent reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the Transfer Agent determines, in the exercise of its discretion, has engaged in such trading activity.

HOW TO SUBMIT SHARE TRANSACTION REQUESTS. Share transactions may be requested by telephone or internet, in writing, through your financial adviser, or by establishing one of the Investor Services plans described below. Certain transactions may also be submitted by fax. Redemptions may also be made using the Fund's checkwriting privilege.

Internet and Telephone Transaction Requests. Purchase, redemption and exchange requests may be submitted on the OppenheimerFunds website, www.oppenheimerfunds.com. Those requests may also be made by calling the telephone number on the back cover and either speaking to a service representative or accessing PhoneLink, the OppenheimerFunds automated telephone system that enables shareholders to perform certain account transactions automatically using a touch-tone phone.

You will need to obtain a user I.D. and password to execute transactions through PhoneLink or on the internet. Some internet and telephone transactions require the Oppenheimer AccountLink feature, described below, that links your Fund account with an account at a U.S. bank or other financial institution. The Transfer Agent will record any telephone calls to verify data concerning transactions.

The following policies apply to internet and telephone transactions:

  Purchases through AccountLink that are submitted through PhoneLink or on the internet are limited to $100,000.
  Purchases through AccountLink that are submitted by calling a service representative are limited to $250,000.
  Redemptions that are submitted by telephone or on the internet and request the proceeds to be paid by check, must be made payable to all owners of record of the shares and must be sent to the address on the account statement. Telephone or internet redemptions paid by check may not exceed $100,000 in any seven-day period. This service is not available within 15 days of changing the address on an account.
  Redemptions by telephone or on the internet that are sent to your bank account through AccountLink are not subject to any dollar limits.
  Exchanges submitted by telephone or on the internet may be made only between accounts that are registered with the same name(s) and address.
  Shares for which share certificates have been issued may not be redeemed or exchanged by telephone or on the internet.
  Shares held in an OppenheimerFunds-sponsored qualified retirement plan account may not be redeemed or exchanged by telephone or on the internet.

     The Transfer Agent has adopted procedures to confirm that telephone and internet instructions are genuine. Callers are required to provide service representatives with tax identification numbers and other account data and PhoneLink and internet users are required to use PIN numbers. The Transfer Agent will also send you written confirmations of share transactions. The Transfer Agent and the Fund will not be liable for losses or expenses that occur from telephone or internet instructions reasonably believed to be genuine.

Telephone or internet transaction privileges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice of such changes whenever it is required to do so by applicable law.

Purchases and Redemptions by Federal Funds Wire.  Shares purchased through the Distributor may be paid for by Federal Funds wire. Redemption proceeds may also be transmitted by wire. The minimum wire purchase or redemption is $2,500. There is a $10 fee for each wire redemption request. Before sending a wire purchase, call the Distributor's Wire Department at 1-800-225-5677 to notify the Distributor of the wire and to receive further instructions. To set up wire redemptions on your account or to arrange for a wire redemption, call the Transfer Agent at the telephone number on the back of this prospectus for information.

Written Transaction Requests. You can send purchase, exchange or redemption requests to the Transfer Agent at the address on the back cover. Your request must include:

  The Fund's name;
  For existing accounts, the Fund account number (from your account statement);
  For new accounts, a completed account application;
  For purchases, a check payable to the Fund or to OppenheimerFunds Distributor, Inc.;
  For redemptions, any special payment instructions;
  For redemptions or exchanges, the dollar amount or number of shares to be redeemed or exchanged;
  For redemptions or exchanges, any share certificates that have been issued (exchanges or redemptions of shares for which certificates have been issued cannot be processed until the Transfer Agent receives the certificates);
  For individuals, the names and signatures of all registered owners exactly as they appear in the account registration;
  For corporations, partnerships or other businesses or as a fiduciary, the name of the entity as it appears in the account registration and the names and titles of any individuals signing on its behalf; and
  Other documents requested by the Transfer Agent to assure that the person purchasing, redeeming or exchanging shares is properly identified and has proper authorization to carry out the transaction.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee. A notary public seal will not be accepted for these requests (other situations might also require a signature guarantee):

  You wish to redeem more than $100,000 and receive a check;
  The redemption check is not payable to all shareholders listed on the account statement;
  The redemption check is not sent to the address of record on your account statement;
  Shares are being transferred to a Fund account with a different owner or name; or
  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a signature guarantee from a number of financial institutions, including:

  a U.S. bank, trust company, credit union or savings association, a foreign bank that has a U.S. correspondent bank,
  a U.S. registered dealer or broker in securities, municipal securities or government securities, or a U.S. national securities exchange, a registered securities association or a clearing agency.

Fax Requests. You may send requests for certain types of account transactions to the Transfer Agent by fax. Please call the number on the back of this prospectus for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as the written, telephone and internet requests described in this prospectus.  However, requests that require a signature guarantee may not be submitted by fax.

Submitting Transaction Requests Through Your Financial Intermediary. You can submit purchase, redemption or exchange requests through any broker, dealer or other financial intermediary that has a special agreement with the Distributor. The broker, dealer or other intermediary will place the order with the Distributor on your behalf. A broker or dealer may charge a processing fee for that service. If your shares are held in the name of your financial intermediary, you must redeem them through that intermediary.

Intermediaries that perform account transactions for their clients by participating in "Networking" through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the intermediary performs any transaction erroneously or improperly.

Client Account Exchanges by Financial Intermediaries. The Fund and the Transfer Agent permit brokers, dealers and other financial intermediaries to submit exchange requests on behalf of their customers, unless that authority has been revoked. The Fund or the Transfer Agent may limit or refuse exchange requests submitted by such financial intermediaries if, in the Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

INVESTMENT PLANS AND SERVICES

AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. AccountLink lets you:

  transmit funds electronically to purchase shares by internet, by telephone or automatically through an Asset Builder Plan. The purchase payment will be debited from your bank account.
  have the Transfer Agent send redemption proceeds or dividends and distributions directly to your bank account.

     AccountLink privileges should be requested on your account application or on your broker-dealer's settlement instructions if you buy your shares through a broker-dealer. For an established account, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on the account as well as to the financial intermediary's representative of record unless and until the Transfer Agent terminates or receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change you make to your bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders on the account. Please call the Transfer Agent for more information.

Asset Builder Plan. Under an Asset Builder Plan, you may purchase shares of the Fund automatically. An Asset Builder Plan is available only if you have established AccountLink with a bank or other financial institution. Payments to purchase Fund shares will be debited from your linked account.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the account application. To add an Asset Builder Plan to an existing account, use the Asset Builder Enrollment Form. You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement the requested changes. For more details, see the account application, the Asset Builder Enrollment Form and the Statement of Additional Information. Those documents are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Automatic Redemption and Exchange Plans. The Fund has several plans that enable you to redeem shares automatically or exchange them for shares of another Oppenheimer fund on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

Retirement Plans. The Distributor offers a number of different retirement plans that individuals and employers can use. The procedures for buying, selling, exchanging and transferring shares, and the account features applicable to other share classes, generally do not apply to Class N shares offered through a group retirement plan. However, the time that transaction requests must be received in order to purchase, redeem or exchange shares at the net asset value calculated on any business day is the same for all share classes. Purchase, redemption, exchange and transfer requests for a group retirement plan must be submitted by the plan administrator, not by plan participants. Retirement plans that hold shares of Oppenheimer funds in an omnibus account for the benefit of plan participants (other than OppenheimerFunds-sponsored Single DB Plus plans) are not permitted to make initial purchases of Class A shares that would be subject to a contingent deferred sales charge. Class B shares are not offered to new omnibus group retirement plans. The types of retirement plans that the Distributor offers include:

  Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs, SIMPLE IRAs and rollover IRAs.
  SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.
  403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
  401(k) Plans. These are special retirement plans for employees of businesses.
  Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.

Less Paper, Less Waste. To avoid sending duplicate copies of Fund materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called "householding," benefits the Fund through lower printing costs and reduced mailing expense.

If you prefer to receive multiple copies of these materials, you may call the Transfer Agent at the number on the back of this prospectus or you may notify the Transfer Agent in writing. Multiple copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares that compensates the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. The Fund makes these payments quarterly, calculated at an annual rate of 0.25% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares. Because the service fee is paid out of the Fund's assets on an ongoing basis, over time it will increase the cost of your investment.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to pay the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the plans, the Fund pays the Distributor an asset-based sales charge for Class B and Class C shares calculated at an annual rate of 0.75% of the daily net assets of those classes and for Class N shares calculated at 0.25% of the daily net assets of that class. The Fund also pays a service fee under the plans at an annual rate of 0.25% of the daily net assets of Class B, Class C and Class N. Altogether, these fees increase the Class B and Class C annual expenses by 1.00% and increase the Class N annual expenses by 0.50%, calculated on the daily net assets of the applicable class. Because these fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

     Use of Plan Fees: The Distributor uses the service fees to compensate brokers, dealers, banks and other financial intermediaries for maintaining accounts and providing personal services to Class B, Class C or Class N shareholders in the applicable share class. The Distributor normally pays intermediaries the 0.25% service fee in advance for the first year after shares are purchased and then pays that fee periodically.

     Class B Shares: The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor normally retains the Class B asset-based sales charge. However, for ongoing purchases of Class B shares by certain retirement plans, the Distributor may pay the intermediary the asset-based sales charge and service fee during the first year after purchase instead of paying a sales concession and the first year's service fees at the time of purchase. See the Statement of Additional Information for exceptions.

     Class C Shares: At the time of a Class C share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class C share purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class C share purchases during the first year and then pays that fee to the intermediary as an ongoing concession. For Class C share purchases in certain omnibus group retirement plans or through the OppenheimerFunds Record(k)eeper Pro program, the Distributor pays the intermediary the asset-based sales charge during the first year instead of paying a sales concession at the time of purchase. The Distributor pays the service fees it receives on those shares to the intermediary or to FASCore, LLC for providing shareholder services to those accounts. See the Statement of Additional Information for exceptions to these arrangements.

     Class N Shares: At the time of a Class N share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class N purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class N shares. For Class N shares purchased in certain omnibus group retirement plans the Distributor may pay the intermediary the asset-based sales charge and service fee during the first year instead of paying a sales concession and the first year's service fees at the time of purchase. See the Statement of Additional Information for exceptions to these arrangements.

PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager and the Distributor, in their discretion, may also make payments to brokers, dealers and other financial intermediaries or to service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Manager's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Manager receives from the Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. Payments by the Manager or Distributor from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

      The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include your securities broker, dealer or financial advisor, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks, trust companies and other intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

     The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to declare and pay dividends annually from its net investment income. The Fund may also realize capital gains on the sale of portfolio securities, in which case it may make distributions out of any net short-term or long-term capital gains annually. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

Dividends and distributions are paid separately for each share class. The dividends and capital gains distributions paid on Class A and Class Y shares will generally be higher than those on Class B, Class C and Class N shares, since those share classes normally have higher expenses than Class A and Class Y shares.

Options for Receiving Dividends and Distributions. When you open your Fund account, you can specify on your application how you want to receive distributions of dividends and capital gains. To change that option, you must notify the Transfer Agent. There are four payment options available:

  Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
  Reinvest Only Dividends or Capital Gains. You can elect to reinvest some types of distributions in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink. Different treatment is available for distributions of dividends, short-term capital gains and long-term capital gains.
  Receive All Distributions in Cash. You can elect to receive all dividends and capital gains distributions by check or have them sent to your bank through AccountLink.
  Reinvest Your Distributions in Another Oppenheimer Fund. You can reinvest all of your dividends and capital gains distributions in another Oppenheimer fund that is available for exchanges. You must have an existing account in the same share class in the selected fund.

 TAXES. Dividend and distributions to Fund shareholders are mainly from amounts the Fund receives as dividends or distributions from the Underlying Funds or from gains on sales of shares of the Underlying Funds. Generally, the character of the income or capital gains that the Fund receives from the Underlying Funds will "pass through" to the Fund, subject to certain exceptions, as long as the Underlying Funds continue to qualify as "regulated investment companies." The following discussion applies to certain tax aspects of both the Fund and the Underlying Funds.

If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax consequences of investing in the Fund. Fund distributions, whether taken in cash or in additional shares, are subject to federal income tax and may be subject to state or local taxes. Distributions paid from short-term capital gains and net investment income are taxable as ordinary income and distributions from net long-term capital gain are taxable as long-term capital gains no matter how long you have held your shares. In taxable years beginning before 2011, long-term capital gains of individuals and other non-corporate taxpayers are taxed at a special reduced rate.

In the case of individuals and other non-corporate taxpayers, for taxable years beginning before 2011, certain dividends (including certain dividends from foreign corporations) are taxable at the lower rate applicable to long-term capital gains. In the case of certain corporations, some dividends are eligible for the dividends-received deduction. To the extent the Fund's and the Underlying Funds' distributions are paid from these types of dividends, and provided certain other shareholder level requirements are satisfied, the Fund's individual and non-corporate shareholders may be eligible to claim the reduced tax rate for the distributions and the Fund's corporate shareholders may be eligible to claim the dividends-received deduction.

Foreign countries may impose withholding and other taxes on the Underlying Fund's dividend and interest income. Provided that at the end of the fiscal year more than 50% of an Underlying Fund's assets are invested in stocks and securities of foreign corporations or governments, that Underlying Fund may make an election under the Internal Revenue Code allowing shareholders to take a credit or deduction on their federal income tax returns for the foreign taxes paid by the Underlying Fund.

After the end of each calendar year the Fund will send you and the Internal Revenue Service statements showing the amount of any taxable distributions you received in the previous year and will separately identify any portion of these distributions that qualify for taxation as long-term capital gains or for any other special tax treatment.

The Fund and each Underlying Fund have qualified and intend to qualify each year to be taxed as regulated investment companies under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but reserve the right not to so qualify. In each year that the Fund or an Underlying Fund qualifies as a regulated investment company, it will not be subject to federal income taxes on its income that it distributes to shareholders.

If you are neither a lawful permanent resident nor a citizen of the United States, or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gain) generally will be subject to a 30% U.S. withholding tax, unless a lower rate applies under an income tax treaty. For the Fund's taxable years beginning before January 1, 2010, certain distributions that are designated by the Fund as interest-related dividends or short-term gain dividends and paid to a foreign shareholder will be eligible for an exemption from U.S. withholding tax. To the extent the Fund's distributions are derived from dividends, they will not be eligible for this exemption.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you are not a corporation and have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

Avoid "Buying a Distribution." If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares, and then receive a portion of the price back as a taxable dividend or capital gain.

Remember, There May be Taxes on Transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you receive when you sell or exchange them. Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders, resulting in a reduction in the basis in their shares. If this occurs, the Fund will notify you.

This information is only a summary of certain federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.

FINANCIAL HIGHLIGHTS

Conservative Investor Fund

MORE INFORMATION ABOUT THE UNDERLYING FUNDS

More Information About the Underlying Funds

Oppenheimer Capital Appreciation Fund – This Underlying Fund seeks capital appreciation. It invests mainly in common stocks of "growth companies." These may be newer companies or companies of any capitalization range that the portfolio manager established may appreciate in value over the long-term.

The portfolio manager looks for growth companies with stock prices that it believes are reasonable in relation to overall stock market valuations. In seeking broad diversification of the Fund's portfolio among industries and market sectors, the portfolio manager focuses on factors that may vary in particular cases and over time. Currently the portfolio manager looks for:

  companies in business areas that have above-average growth potential, companies with growth rates that the portfolio managers believe are sustainable over time, stocks with reasonable valuations relative to their growth potential.

This Underlying Fund may sell the stocks of companies that the portfolio manager believes no longer meet the above criteria.

Oppenheimer Champion Income Fund – This Underlying Fund's primary objective is to seek a high level of current income by investing in a diversified portfolio of high yield, lower-grade, fixed-income securities that its manager believes does not involve undue risk. This Underlying Fund's secondary objective is to seek capital growth when consistent with its primary objective.This Underlying Fund invests mainly in a variety of high yield debt securities and related instruments of domestic and foreign issuers. Those investments primarily include:

  Lower-grade corporate bonds.
  Foreign corporate and government bonds.
  Swaps, including single name and index-linked credit default swaps

Under normal market conditions, this Underlying Fund invests at least 60% of its total assets in high yield, lower-grade, fixed-income securities, also referred to as "junk bonds." Lower-grade debt securities are those rated below "Baa" by Moody's Investors Service, Inc. ("Moody's") or below "BBB" by Standard & Poor's Rating Services ("S&P") or that have comparable ratings by other nationally recognized rating organizations (or, in the case of unrated securities, determined to be comparable to securities rated below investment-grade).

The remainder of this Underlying Fund's assets may be held in other debt securities, common stocks (and other equity securities), cash, or cash equivalents when its manager believes those investments are consistent with this Underlying Fund's investment objectives.

This Underlying Fund may invest in securities of U.S. or foreign issuers. It currently focuses on debt securities of foreign issuers in developed markets. This Underlying Fund also uses certain derivative investments to try to enhance income or to try to manage investment risks, including: options, futures contracts, swaps, "structured" notes, and certain mortgage-related securities.

Oppenheimer Commodity Strategy Total Return Fund – This Underlying Fund seeks total return. Total return refers to the change in value of an investment in shares of this Underlying Fund over time resulting from changes in the value of its investments and income on those investments.This Underlying Fund invests its assets in a combination of commodity-linked derivatives, corporate and governmental fixed-income securities and certain other types of derivative investments. These include:

  Commodity-linked derivatives whose value is linked to the price movement of a commodity, commodity index, or commodity option or futures contract. The value of some commodity-linked derivatives may be based on a multiple of those price movements. The commodity-linked derivatives that this Underlying Fund invests in may include commodity-linked notes, swaps, futures and options. Commodity linked notes are typically issued by a bank, other financial institution or a commodity producer, and this Underlying Fund negotiates with the issuer to obtain specific terms and features that are tailored to the its investment needs.
  Fixed-income securities of any maturity, including U.S. Government securities, repurchase agreements, money market securities and securities of affiliated money market funds. These may be investment-grade or below investment-grade securities (also referred to as "junk bonds"). This Underlying Fund may buy debt securities for liquidity purposes, for collateral management or to seek income.
  Other derivative instruments such as forwards, options, futures and swaps relating to debt securities, interest rates or currencies, to seek to increase its investment returns or to hedge against declines in the value of its other investments.

This Underlying Fund's commodity-linked investments provide exposure to the investment returns of commodities markets without investing directly in physical commodities. The commodity-linked instruments may be linked to the price movements of: a physical commodity such as heating oil, livestock, or agricultural products; a commodity option or futures contract; a commodity index such as the SP GSCI™ (formerly the "Goldman Sachs Commodity Index"); or some other readily measurable variable that reflects changes in the value of particular commodities or commodities markets. This Underlying Fund will maintain exposure of 25% or more of its total assets in securities and derivatives linked to the energy and natural resources, agriculture, livestock, industrial metals, and precious metals sectors as a group. However, the it will not concentrate more than 25% of its total assets in issuers in any one industry.

This Underlying Fund can also invest up to 25% of its total assets in its wholly-owned and controlled subsidiary (the "Subsidiary"). The Subsidiary primarily invests in commodity-linked derivatives (including financial futures, options and swap contracts) and fixed-income securities and other investments that serve as collateral for its derivatives positions. Investments in the Subsidiary are intended to provide this Underlying Fund with exposure to commodities market returns within the limitations of applicable federal tax requirements. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as this Underlying Fund.

Oppenheimer Core Bond Fund – This Underlying Fund seeks total return by investing mainly in debt instruments. Under normal market conditions, this Underlying Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in investment-grade debt securities. Those securities, generally referred to as "bonds," can include:

  Domestic and foreign corporate debt obligations,
  Domestic and foreign government bonds, including U.S. government securities,
  Mortgage-related securities,
  Asset-Backed Securities, and
  Other debt obligations.

This Underlying Fund's investments in U.S. Government securities may include securities issued or guaranteed by the U.S. Government or by its agencies or federally-chartered entities referred to as "instrumentalities." These include mortgage-related U.S. Government securities. There is no set allocation of this Underlying Fund's assets among the classes of securities, but it focuses mainly on U.S. government securities and investment-grade corporate debt securities. This Underlying Fund can also invest in money market instruments and other debt obligations. If market conditions change, the portfolio managers might change the Fund's relative asset allocation.

This Underlying Fund will attempt to maintain the overall weighted average credit quality of the portfolio equivalent to a rating of "A-" or higher from any nationally recognized credit rating organization. However, it can invest up to 20% of its total assets in high-yield debt securities that are below investment-grade (commonly referred to as "junk bonds").

This Underlying Fund has no limitations on the range of maturities of the debt securities in which it can invest and therefore may hold bonds with short-, medium- or long-term maturities. To try to decrease volatility, this Underlying Fund seeks to maintain an average effective portfolio duration of three to six years, measured on a dollar-weighted basis. Because of market events and interest rate changes, the duration of the portfolio might not meet that target at all times.

This Underlying Fund may invest a portion of its assets in foreign debt securities, including securities issued by foreign governments or companies in both developed markets and emerging markets. This Underlying Fund may not invest more than 20% of its net assets in foreign debt securities.

This Underlying Fund may also use derivatives to seek increased returns or to try to manage investment risks. Options, futures, swaps, interest-only and principal-only securities, "structured" notes, asset-backed securities and certain mortgage-related securities are examples of the types of derivatives this Underlying Fund can use.

Oppenheimer Developing Markets Fund – This Underlying Fund aggressively seeks capital appreciation. It invests mainly in common stocks of issuers in emerging and developing markets throughout the world.

  This Underlying Fund emphasizes investments in common stocks and other equity securities.
  Under normal market conditions, this Underlying Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of issuers whose principal activities are in at least three developing markets.
  This Underlying Fund may at times invest up to 100% of its total assets in foreign securities.
  This Underlying Fund will emphasize investments in growth companies which can be in any market capitalization range.

The portfolio manager looks primarily for foreign companies in developing markets with high growth potential. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations and product development, as well as its position in its industry. The portfolio manager also considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends.

Oppenheimer Discovery Fund – This Underlying Fund seeks capital appreciation.

This Underlying Fund mainly invests in common stocks of U.S. companies that the portfolio manager believes have favorable growth prospects. It emphasizes stocks of small-capitalization issuers. This Underlying Fund currently defines small-capitalization or "small-cap" issuers as companies that have a market capitalization of less than $3 billion when this Underlying Fund buys them. That capitalization range may change over time. While these stocks may be traded on stock exchanges, in many cases this Underlying Fund buys over-the-counter securities.

This Underlying Fund's approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations and product development, as well as its position in its industry. The portfolio manager also evaluates research on particular industries, market trends and general economic conditions.

 The portfolio manager looks primarily for companies with high growth potential. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations and product development, as well as its position in its industry. The portfolio manager also evaluates factors affecting particular industries, market trends and general economic conditions.

Oppenheimer Global Fund – This Underlying Fund seeks capital appreciation. This Underlying Fund invests mainly in common stock of U.S. and foreign companies. It can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, it currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. This Underlying Fund does not limit its investments to companies in a particular capitalization range, but primarily invests in mid- and large-cap companies.

As a fundamental policy, this Underlying Fund normally will invest in at least three countries (one of which may be the United States). Typically, it invests in a number of different countries. This Underlying Fund is not required to allocate its investments in any set percentages in any particular countries.

In seeking portfolio diversification, the portfolio manager currently focuses on foreign companies with the following factors, which may vary in particular cases and may change over time:

  Worldwide growth-oriented companies of any market capitalization;
  Companies that may benefit from global growth trends at attractive valuations;
  Companies with strong competitive positions and high demand for their products or services;
  Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

Oppenheimer Global Opportunities Fund – This Underlying Fund seeks capital appreciation consistent with preservation of principal while providing current income. As a fundamental policy, it will normally invest in at least four countries (including the United States).

This Underlying Fund invests mainly in equity securities of issuers in the U.S. and foreign countries. The portfolio manager expects some of those equity securities to pay dividends, which would produce income for this Underlying Fund. Currently this Underlying Fund emphasizes investments in equities, but it may also invest in debt securities. This Underlying Fund is not required to invest any set percentage of its assets to seek capital appreciation or income. It can invest in any country, including countries with developed or emerging markets, but currently emphasizes investments in developed markets. As a fundamental policy, it will normally invest in at least four countries (including the United States).

This Underlying Fund can invest in securities of corporate issuers in all capitalization ranges. It currently invests a substantial portion of its assets in small- and mid- sized companies (currently, those having a market capitalization less than $11 billion) whose prices may be more volatile than stocks issued by larger companies. The Fund may also invest in debt securities and may invest up to 25% of its assets in "lower-grade" securities, commonly known as "junk bonds." The Fund does not currently intend to invest more than 15% of its assets in lower-grade securities, however.

Currently the portfolio manager looks for growth opportunities such as companies in industries with substantial barriers to new competition, for example businesses with high start-up costs or patent protection. The portfolio manager may also invest in securities of issuers in "special situations," such as mergers, reorganizations, restructurings or other unusual events.

Oppenheimer Gold & Special Minerals Fund – This Underlying Fund seeks capital appreciation.

This Underlying Fund invests mainly in common stocks of companies that are involved in mining, processing or dealing in gold or other metals or minerals and may invest all of its assets in those securities. Under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, will be invested in those companies. As a fundamental policy, this Underlying Fund invests at least 25% of its investments in mining securities and metal investments.

This Underlying Fund may invest in U.S. or foreign companies, including companies in developing or emerging markets. It has no limit on its foreign investments. It may buy securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range.

This Underlying Fund's portfolio manager relies primarily on evaluation of a company's fundamentals. He also uses a proprietary model that is designed to consider a company's financial statements and management structure, as well as the company's operations and new developments. The portfolio manager assesses the growth potential and the valuations of the stock of particular companies, and ranks the companies reviewed by the model to arrive at buy and sell decisions.

Oppenheimer Institutional Money Market Fund – This Underlying Fund's objective is to seek current income and stability of principal. It is regulated as a money market fund under the Investment Company Act of 1940.

This Underlying Fund invests in a variety of money market instruments to seek current income. Money market instruments are short-term, high-quality, dollar-denominated debt instruments issued by the U.S. government, domestic and foreign corporations and financial institutions, and other entities. They include, for example, bank obligations, repurchase agreements, commercial paper, other corporate debt obligations and government debt obligations.

To be considered "high-quality," those investments generally must be rated in one of the two highest credit-quality categories for short-term securities by nationally-recognized rating services. If unrated, a security must be determined by this Underlying Fund's investment manager, to be of comparable quality to rated securities.

Oppenheimer International Bond Fund – This Underlying Fund's primary objective is to seek total return. The secondary objective, is to seek income when consistent with total return.

This Underlying Fund invests mainly in debt securities of foreign government and corporate issuers. It can invest in various types of debt securities generally, referred to as "bonds," including long-term and short-term government bonds, corporate debt obligations, "structured" notes, participation interests in loans, "zero-coupon" or "stripped" securities, certain mortgage-related or asset-backed securities and other debt obligations.

  Under normal market conditions, this Underlying Fund invests at least 80% of its net assets plus borrowings for investment purposes, in "bonds."
  It typically invests in at least three countries other than the United States.
  It invests in debt securities of issuers in both developed and emerging markets throughout the world.
  It may buy securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range.
  It may invest in debt securities having short, intermediate or long maturities.
  It can invest in rated or unrated securities. It does not limit its investments to a particular credit quality or rating category and can invest without limit in securities below investment-grade (commonly called "junk bonds"). Therefore, this Underlying Fund's credit risks are greater than those of funds that buy only investment-grade bonds.

The Fund may also use derivatives to seek increased returns or to try to manage investment risks. Options, forward contracts, futures contracts, swaps, and "structured" notes are examples of derivatives the Fund can use.

In selecting securities, this Underlying Fund's portfolio manager evaluates the overall investment opportunities and risks in individual national economies. The portfolio manager analyzes the business cycle in developed countries, and analyzes political factors and exchange rates in emerging market countries. The portfolio manager currently focuses on the following factors, which may vary in particular cases and may change over time:

  Opportunities for higher yields than are available in U.S. markets, and
  Opportunities in investments denominated in foreign currencies that compare favorably to the U.S. dollar.

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (it is legally part of this prospectus).
ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Annual and Semi-Annual Reports provide additional information about the Fund's investments and performance. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-21686 SP0540.001.0510

Oppenheimer Portfolio Series
Moderate Investor Fund
NYSE Ticker Symbols
Class A	OAMIX
Class B	OBMIX
Class C	OCMIX
Class N	ONMIX
Class Y	OYMIX

Prospectus dated May __, 2010
Oppenheimer Portfolio Series Moderate Investor Fund is a mutual fund that seeks long-term growth of capital and current income. The Fund is a special type of mutual fund known as a "fund of funds" because it primarily invests in other mutual funds.

     This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this prospectus carefully before you invest and keep it for future reference about your account.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Inside Front Cover

To Summary Prospectus

THE FUND SUMMARY

Investment Objective

Investment Objective. The Fund seeks long-term growth of capital and current income. It is a special type of mutual fund known as a "fund of funds" because it primarily invests in other mutual funds.

Fees and Expenses of the Fund

Fees and Expenses of the Fund. The table below describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Class A Shares" beginning on page ___ of the prospectus and in the sections "How to Buy Shares-Reduced Sales Charges" beginning on page ___ and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class B Shares	Class C Shares	Class N Shares	Class Y Shares
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	5%	1%	1%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Class A Shares	Class B Shares	Class C Shares	Class N Shares	Class Y Shares
Management Fees	None	None	None	None	None
Disribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses	%	%	%	%	%
Acquired Fund Fees and Expenses	%	%	%	%	%
Total Annual Operating Expenses	%	%	%	%	%

[* The Manager has agreed to waive fees and/or reimburse Fund expenses [insert any applicable waiver info]. That undertaking may be amended or withdrawn after one year from the date of this prospectus.]

Examples. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$	$	$	$	$	$	$	$
Class B Shares	$	$	$	$	$	$	$	$
Class C Shares	$	$	$	$	$	$	$	$
Class N Shares	$	$	$	$	$	$	$	$
Class Y Shares	$	$	$	$	$	$	$	$

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was ___% of the average value of its portfolio.

Principal Investment Strategies

Principal Investment Strategies. The Fund is a special type of mutual fund known as a "fund of funds" because it invests in other mutual funds. Those funds are referred to as the "Underlying Funds."

Under normal market conditions, the Fund invests in shares of some or all of the following Underlying Funds that were chosen based on the Manager's determination that they could provide long-term growth of capital and current income: Oppenheimer Capital Appreciation Fund, Oppenheimer Champion Income Fund, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Core Bond Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Global Fund, Oppenheimer Global Opportunities Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer International Bond Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Inc., Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund,® Oppenheimer Main Street Opportunity Fund,® Oppenheimer Main Street Small Cap Fund,® Oppenheimer Master International Value Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Quest International Value Fund, Inc., Oppenheimer Real Estate Fund, Oppenheimer Rising Dividends Fund, Inc., Oppenheimer Small- & Mid- Cap Value Fund, Inc., Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer U.S. Government Trust and Oppenheimer Value Fund.

The Manager seeks to diversify the Fund's assets by selecting Underlying Funds with different investment guidelines and styles. Under normal market conditions, the Fund allocates its assets among the Underlying Funds based on asset allocation target ranges of 30-40% in U.S. equity funds, 10-15% in foreign equity funds, 35-45% in fixed-income funds and up to 12% in alternative funds that provide asset diversification. The Fund's asset allocation targets may vary in particular cases and may change over time. Equity securities include common stock, preferred stock, rights and warrants, and securities convertible into common stock and fixed-income securities (also referred to as "debt securities") represent money borrowed by the issuer that must be repaid. Some Underlying Funds invest in debt securities that are rated below investment-grade (commonly referred to as "junk bonds") and certain of them may invest most or a significant percentage of their assets in those securities. Some of the Underlying Funds invest partially or primarily in securities of issuers outside of the United States, including issuers in emerging or developing markets. The Underlying Funds that are used for asset diversification may include investments related to commodities, gold and other special metals, real estate or that are inflation protected.

The Manager monitors the Underlying Fund selections and periodically rebalances the Fund's investments to bring them back within their target asset allocation ranges. In response to changing market or economic conditions, the Manager may change the Underlying Funds or the Fund's target asset allocation ranges at any time, without prior approval from or notice to shareholders.

For temporary periods, the Fund may hold a portion of its assets in cash, money market securities or other similar, liquid investments. This will generally occur at times when the Manager is unable to immediately invest cash received from purchases of Fund shares or from redemptions of other investments.

Principal Risks

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from poor Underlying Fund selection or asset allocation, which could cause the Fund to underperform other funds with similar objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

The following summarizes the main risks that the Fund is subject to based on its investments in the Underlying Funds. The risks described below are risks to the Fund's overall portfolio. These are generally different from the risks of any one Underlying Fund. While each Underlying Fund has certain risk characteristics, the strategy of allocating the Fund's assets to different Underlying Funds may allow those risks to be offset to some extent.

Risks of Investing in the Underlying Funds. Each of the Underlying Funds has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, it will have greater exposure to the risks of that Underlying Fund. The main risks of the Underlying Funds' investments are summarized in the Fund's prospectus and the investment objective and principal investments of each of the Underlying Funds are described in the section "More Information About the Underlying Funds" beginning on page [##]. There is no guarantee that the Fund or any Underlying Fund will achieve its investment objective.

The Underlying Funds will pursue their investment objectives and policies without the approval of the Fund. If an Underlying Fund were to change its investment objective or policies, the Fund may be forced to sell its shares of that Underlying Fund at a disadvantageous time. The prospectuses and Statements of Additional Information of the Underlying Funds are available without charge by calling toll free at 1-800-225-5677 and can also be viewed and downloaded on the OppenheimerFunds website at www.oppenheimerfunds.com.

Allocation Risk. The Fund's ability to achieve its investment objective depends largely upon selecting the best mix of Underlying Funds. There is the risk that the Manager's evaluations and assumptions regarding the Underlying Funds' prospects may be incorrect in view of actual market conditions.

Market Risk. The value of the securities in which the Underlying Funds invest may be affected by changes in the securities markets. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. markets may move in the opposite direction from one or more foreign markets.

Main Risks of Investing in Equity Securities. Stocks and other equity securities held by the Underlying Funds fluctuate in price in response to changes in equity markets in general, and at times equity securities may be very volatile. The prices of individual equity securities may not all move in the same direction or at the same time. For example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. Different stock markets may behave differently from each other.

Other factors may affect the price of a particular company's securities. Those factors include poor earnings reports, loss of customers, litigation, or changes in regulations affecting the company or its industry. To the extent that an Underlying Fund emphasizes investments in securities of a particular type, for example foreign stocks, stocks of small- or mid-sized companies, growth or value stocks, or stocks of companies in a particular industry, its share value may fluctuate more in response to events affecting the market for those types of securities.

Main Risks of Investing in Fixed-Income Securities. Fixed-income securities held by the Underlying Funds may be subject to credit risk, interest rate risk, prepayment risk and extension risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or to repay principal, the Underlying Fund's income or share value might be reduced. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities. The value of debt securities are also subject to change when prevailing interest rates change. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a discount from their face amount or from the amount the Underlying Fund paid for them. These fluctuations will usually be greater for longer-term debt securities than shorter-term debt securities. When interest rates fall, debt securities may be repaid more quickly than expected and the Underlying Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, the issuers may repay principal more slowly than expected and the value of the Fund's holdings may fall sharply. This is referred to as "extension risk." Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates.

     Fixed-Income Market Risks. Developments relating to subprime mortgages have adversely affected fixed-income securities markets in the United States, Europe and elsewhere. The values of many types of debt securities have been reduced, including debt securities that are not related to mortgage loans. These developments have reduced the willingness of some lenders to extend credit and have made it more difficult for borrowers to obtain financing on attractive terms or at all. These developments also have had a negative effect on the broader economy. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper an Underlying Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

     Special Risks of Lower-Grade Securities. Lower-grade debt securities, whether rated or unrated, have greater risks than investment-grade securities. They may be subject to greater price fluctuations and have a greater risk that the issuer might not be able to pay interest and principal when due. The market for lower-grade securities may be less liquid and therefore they may be harder to value or to sell at an acceptable price, especially during times of market volatility or decline.

Main Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the the settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in emerging or developing market countries.

Foreign securities owned by an Underlying Fund may trade on weekends or other days when the Fund and the Underlying Funds do not price their shares. As a result, the value of the Fund's net assets value may change on days when you will not be able to purchase or redeem the Fund's shares. Fund shareholders may be unable to deduct or take a credit for foreign taxes paid by the Underlying Funds on their foreign investments.

     Time-Zone Arbitrage. The Underlying Funds may invest in securities of foreign issuers that are traded in U.S. or foreign markets. If an Underlying Fund invests a significant amount of its assets in foreign securities, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the New York Stock Exchange (the "NYSE") that day, when the Underlying Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Underlying Fund's use of "fair value pricing" under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Manager and the Board believe to be their fair value, may help deter those activities.

     Special Risks of Developing and Emerging Markets. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Main Risks of Alternative Asset Classes. Some of the Underlying Funds seek investments that are expected to perform differently from the primary equity and fixed-income markets. Those asset classes may be volatile or illiquid however, particularly during periods of market instability, and they may not provide the expected uncorrelated returns.

Affiliated Portfolio Risk. In managing the Fund, the Manager will have authority to select and substitute Underlying Funds. The Manager may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to it by some Underlying Funds are higher than the fees paid by other Underlying Funds. However the Manager's fund-of-funds committee monitors the investment process, identifies, addresses and resolves any potential issues and reports to the Boards of the Fund and of each Underlying Fund at least annually.

Who Is the Fund Designed For? The Fund is designed primarily for investors seeking the growth potential of stocks, but who also want the income potential of bonds. Because of its focus on long-term growth, the Fund may be appropriate for investors with longer term investment goals. Those investors should be willing to assume the risks of short-term share price fluctuations of investments in stocks. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year and the life of the Fund compare with those of two broad measures of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at:
https://www.oppenheimerfunds.com/fund/investors/overview/PortfolioSeriesModerateInvestorFund

Sales charges are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was __% (__) and the lowest return was __% (__). For the period _____ the cumulative return before taxes was __%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns for the periods ended December 31, 2009	1 Year	Life of class
Class A Shares (inception 04/05/05)
Return Before Taxes	%	%
Return After Taxes on Distributions	%	%
Return After Taxes on Distributions and Sale of Fund Shares	%	%
Class B Shares (inception 04/05/05)%		%
Class C Shares (inception 04/05/05)%		%
Class N Shares (inception 04/05/05)%		%
Class Y Shares (inception 04/05/05)%		%
Barclays Capital U.S. Aggregate Bond Index	%	%*
(reflects no deduction for fees, expenses or taxes)
S&P 500 Index	%	%*
(reflects no deduction for fees, expenses or taxes)

*From 3-31-05

Investment Adviser

Investment Adviser. OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager").

Portfolio Managers

Portfolio Managers. Alan C. Gilston has been a portfolio manager of the Fund since February 2009 and Vice President of the Fund since December 2009 and Krishna Memani has been [Vice President and] a portfolio manager of the Fund since June 2010.

Purchase and Sale of Fund Shares

Purchase and Sale of Fund Shares. In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. For certain investment plans and retirement accounts, the minimum initial investment is $500 and, for some, the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250.
     Shares may be purchased through a financial intermediary or the Distributor or redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1-800-225-5677. Share transactions may be paid by check, by Federal funds wire or directly from or into your bank account.

Taxes

Taxes. If your shares are not held in a tax-deferred account, Fund distributions are subject to federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE ABOUT THE FUND

About the Fund's Investments

The allocation of the Fund's portfolio among Underlying Funds with different types of investments will vary over time and the Underlying Fund's portfolios might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's and the Underlying Funds' investment policies and risks.

THE FUND'S PRINCIPAL INVESTMENT POLICIES AND RISKS. The following strategies and types of investments are the ones that the Fund and certain Underlying Funds consider to be the most important in seeking to achieve their investment objectives and the following risks are those the Fund expects its portfolio to be subject to as a whole.

INVESTMENTS IN THE UNDERLYING FUNDS. Under normal circumstances, the Fund invests in a diversified portfolio made up of varying allocations of investments in the Underlying Funds. The mix of Underlying Funds was chosen to seek diversification and to implement the Fund's allocation strategies. The choice of Underlying Funds, the objectives and policies of the Underlying Funds and the Fund's allocations to the Underlying Funds may change from time to time without approval by the Fund's shareholders.

An Underlying Fund may have investment policies similar to those of one of the other Underlying Funds or other funds advised by the Manager. If one of those other funds purchases or sells a particular security at the same time that an Underlying Fund is purchasing or selling it, such purchases or sales could affect the supply or price of the security. The simultaneous purchase of a security by one Underlying Fund and its sale by another Underlying Fund could also increase the trading costs borne indirectly by the Fund.

EQUITY SECURITIES. Some Underlying Funds invest primarily in common stock or other types of equity securities, including preferred stocks, rights and warrants, and securities convertible into common stock. The issuers may be small, medium or large capitalization companies, as defined in the particular Underlying Fund's prospectus. Not all Underlying Funds define small- and mid-cap issuers in the same way. Some of the Underlying Funds may emphasize investments in "growth" securities or "value" securities.

  Common Stock. Common stock represents an ownership interest in the issuer and fluctuates in price in response to conditions affecting the issuer or changes in equity markets in general. An Underlying Fund may invest in common stock to seek capital appreciation, dividend income or both. Common stock is generally subordinate to the other securities of an issuer.
  Preferred Stock. Preferred stocks are a form of equity security that typically have a fixed dividend that may cause their prices to behave more like those of debt securities. Preferred stock dividends may be cumulative (they remain a liability of the company until they are paid) or non-cumulative. If prevailing interest rates rise, the fixed dividend on preferred stock may be less attractive, causing the price of preferred stocks to decline. The right to payment of dividends on preferred stock is generally subordinate to the rights of a corporation's debt securities.
  Convertible Securities. Some of the Underlying Funds may also buy interest bearing securities that are convertible into common stock. While many convertible securities are debt securities, the Underlying Funds consider some of them to be "equity equivalents" because of their features allowing them to be converted into common stock. Convertible securities may be subject to the risks of the common stock of the issuer as well as to credit risk and interest rate risk. Some of the Underlying Funds may buy convertible securities rated below investment grade by nationally recognized rating organizations. The credit rating of an "equity equivalent" convertible security generally has less impact on the Underlying Fund's investment decisions than in the case of other debt securities.

     Foreign Equity Securities. Some of the Underlying Funds primarily invest in stocks and other equity securities of companies organized under the laws of a foreign country or companies that have a substantial portion of their operations or assets abroad, or derive a substantial portion of their revenue of profits from businesses, investments or sales outside of the United States. Foreign securities may include securities traded primarily on foreign securities exchanges or in foreign over-the-counter markets. Some of the Underlying Funds consider securities of foreign issuers that are represented in the U.S. securities markets by American Depository Receipts ("ADRs") or similar depository arrangements to be "foreign securities" for purposes of their investment allocations.

FIXED-INCOME INVESTMENTS. Some of the Underlying Funds invest primarily in debt securities to seek income. Other Underlying Funds may invest in debt securities for defensive purposes or for liquidity purposes pending the purchase of new investments or to have cash to pay for redemptions. Some of the fixed-income investments the Underlying Funds might invest in include:

  money market instruments;
  securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, including: Treasury securities, Mortgage-related government securities (interests in pools of residential or commercial mortgages, in the form of collateralized mortgage obligations and other "pass-through" mortgage securities) and forward roll transactions (also referred to as "mortgage dollar rolls");
  mortgage-related securities issued by private issuers, such as banks, savings and loans, and other entities, including private-issuer mortgage-backed securities;
  zero-coupon and stripped securities;
  commercial paper (short-term corporate debt);
  foreign debt securities, including securities issued by foreign governments and companies, as well as "supra-national" entities, such as the World Bank;
  asset-backed securities (interests in pools of consumer loans and other trade receivables);
  floating rate and variable rate securities;
  "structured" notes;
  participation interests in loans; and
  repurchase agreements.

Fixed-income investments may be subject to the following risks:

  Interest Rate Risk. The values of debt securities are subject to change when prevailing interest rates change. When interest rates fall, the values of outstanding debt securities generally rise. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. An Underlying Fund's share prices may go up or down when interest rates change because of the effect of those changes on the value of the Underlying Fund's investments in debt securities.
  These fluctuations will often be greater for longer-term debt securities than for shorter-term debt securities. When the average maturity of an Underlying Fund's portfolio is longer, its share prices may fluctuate more when interest rates change. Zero-coupon or "stripped" securities may be particularly sensitive to interest rate changes. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks.
  Prepayment Risk. Certain fixed-income securities are subject to the risk of unanticipated prepayment. That is the risk that when interest rates fall, borrowers will repay the mortgages that underlie these securities more quickly than expected, causing the issuer of the security to repay the Underlying Fund prior to the security's expected maturity. The Underlying Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If an Underlying Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Underlying Fund to lose a portion of its principal investment. Interest-only and principal-only securities, which certain Underlying Funds may buy, are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and prepayment assumptions about those investments.
  Extension Risk. If interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause the value of an Underlying Fund's shares to fall.
  Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a security might not make the interest and principal payments on the security as they become due. U.S. Government securities generally have low credit risks, while securities issued by private issuers or certain foreign governments generally have greater credit risks. If an issuer fails to pay interest, an Underlying Fund's income might be reduced, and if an issuer fails to repay principal, the value of that security and of the Underlying Fund's shares might fall. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities.

     Special Risks of Lower-Grade Securities. To seek higher total return or income, some of the Underlying Funds may invest in securities with credit ratings below investment grade (commonly called "junk bonds"). That means that they are rated lower than "Baa" by Moody's Investors Service or "BBB" by Standard & Poor's Rating Service or have comparable ratings by other nationally-recognized rating organizations or are unrated securities that the Manager considers to be of equivalent quality. The credit risks of those Underlying Funds may be greater than those of funds that buy only investment-grade securities. Lower-grade debt securities may be subject to greater price fluctuations than investment-grade debt securities. Securities that are (or that have fallen) below investment grade may have a greater risk that the issuer might default on its obligation to pay interest or repay principle. There may be less of a market for those securities, making it harder to value them or sell them at an acceptable price. These risks may reduce an Underlying Fund's share prices and the income it earns.

Industry and Regional Focus. At times, an Underlying Fund may emphasize investments in a particular industry, group of industries, sector or region of the world. Securities of issuers in a particular industry or region might be affected by changes in economic conditions or by changes in government regulations, availability of basic resources or supplies, or other events that affect that industry or region more than others.

Non-Diversification. While the Fund is a "diversified" fund under the Investment Company Act of 1940, three of the Underlying Funds, Oppenheimer Gold & Special Minerals Fund, Oppenheimer International Bond Fund and Oppenheimer Real Estate Fund are "non-diversified" funds. Accordingly, those funds can invest a greater portion of their assets in the securities of a single issuer than "diversified" funds can. To the extent that one of those Underlying Funds invests a relatively high percentage of its assets in the securities of a single issuer or a small group of issuers, it is subject to additional risk of loss if those securities lose market value.

Risks of Small- and Mid-Sized Companies. Small- and mid-sized companies may be either established or newer companies, including "unseasoned" companies that have been in operation for less than three years. While smaller companies might offer greater opportunities for gain than larger companies, they also involve greater risk of loss. They may be more sensitive to changes in a company's earnings expectations and may experience more abrupt and erratic price movements. Smaller companies' securities often trade in lower volumes and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-sized companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-sized companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. Securities of small, unseasoned companies may be particularly volatile, especially in the short-term, and may have very limited liquidity. It may take a substantial period of time to realize a gain on an investment in a small- or mid-sized company, if any gain is realized at all.

The Underlying Funds may use different definitions of small- or mid-cap companies, as stated in Underlying Funds' prospectuses. To the extent that some of the Underlying Funds invest significantly in small-cap securities, because those securities may be traded infrequently, investors may seek to trade shares of those funds based on their knowledge or understanding of the value of those types of securities (this is sometimes referred to as "price arbitrage"). Such price arbitrage, if otherwise successful, might interfere with the efficient management of an Underlying Fund's portfolio to a greater degree than would be the case for funds that invest in more liquid securities, because the fund may have difficulty selling those securities at advantageous times or prices to satisfy the liquidity requirements created by large and/or frequent trading activity. Successful price arbitrage activities might also dilute the value of an Underlying Fund's shares held by other shareholders.

OTHER INVESTMENT STRATEGIES AND RISKS. The Underlying Funds can also use the investment techniques and strategies described below. An Underlying Fund might not use all of these techniques or strategies or might only use them from time to time.

Growth Investing. Growth companies are companies whose earnings and stock prices are expected to grow at a faster rate than the overall market. Growth companies can be new companies or established companies that may be entering a growth cycle in their business. Their anticipated growth may come from developing new products or services or from expanding into new or growing markets. Growth companies may be applying new technologies, new or improved distribution methods or new business models that could enable them to capture an important or dominant market position. They may have a special area of expertise or the ability to take advantage of changes in demographic or other factors in a more profitable way. Although newer growth companies may not pay any dividends for some time, their stocks may be valued because of their potential for price increases.

     Risks of Growth Investing. If a growth company's earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.

Value Investing. Value investing seeks stocks that are priced below their real or prospective worth. Value investing uses fundamental analysis and research to seek to identify issuers whose securities are undervalued in the marketplace in relation to factors such as their earnings potential, assets, industry position, management strength and cash flows. Undervalued companies may have lower stock prices because the market is not aware of their intrinsic value or does not yet fully recognize their future potential. The price of those securities may increase if other investors recognize a company's current or potential worth.

     Risks of Value Investing. Value investing entails the risk that if the market does not recognize that a selected security is undervalued, the prices of that security might not appreciate as anticipated. A value investing approach could also lead to acquiring fewer securities that might experience rapid price increases during times of market advances. This could cause the investments to underperform strategies that seek capital appreciation by employing only a growth or other non-value approach. Value investing has also gone in and out of favor during past market cycles and is likely to continue to do so. During periods when value investing is out of favor or when markets are unstable, the securities of "value" companies may underperform the securities of "growth" companies.

Investing in Special Situations. Some of the Underlying Funds might periodically seek to benefit from what they perceive to be a "special situation," such as a merger, reorganization, restructuring or other unusual event that is expected to affect a particular issuer. However, there is a risk that the anticipated change or event might not occur, which could have a negative impact on the price of the issuer's securities. An Underlying Fund's investment might not produce the expected gains or could incur a loss for the portfolio.

Cyclical Opportunities. Some Underlying Funds might seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes. An Underlying Fund might also seek to gain from cyclical events that might affect particular issuers or industries. There is a risk that if a cyclical event does not have the anticipated effect, the value of the Underlying Fund's investment could fall.

Rights and Warrants. Rights and warrants provide the option to purchase equity securities at a specific price during a specific period of time.

When-Issued and Delayed-Delivery Transactions. Some of the Underlying Funds may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "delayed-delivery" basis. When-issued and delayed-delivery securities are purchased at a price that is fixed at the time of the transaction, with payment and delivery of the security made at a later date. During the period between purchase and settlement, the Underlying Fund makes no payment to the issuer and no interest accrues to the Underlying Fund from the investment.
The securities are subject to changes in value from market fluctuations during the period until settlement and the value of the security on the delivery date may be more or less than the Underlying Fund paid. An Underlying Fund may lose money if the value of the security declines below the purchase price.

Investments in Real Estate Securities. One of the Underlying Funds, Oppenheimer Real Estate Fund, invests primarily in shares of real estate investment trusts (REITs). It can also invest in real estate operating companies (REOCs) and other real estate related securities. REITs can generally be classified as Equity REITs, Mortgage REITs or Hybrid REITs. That Underlying Fund invests primarily in Equity REITs.

  Equity REITs. Equity REITs are companies that primarily invest in real property and derive income mainly from the collection of rents. Equity REITs may also realize capital gains by investing in and selling properties that have appreciated in value.
  Mortgage REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.
  Hybrid REITs. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

Because that Underlying Fund concentrates its assets in the real estate industry, its performance is closely linked to the performance of the real estate markets. Property values or revenues from real estate investments may fall due to many different factors, including: disruptions to real estate sales markets, increased vacancies or declining rents, negative economic developments affecting businesses or individuals, increased real estate operating costs, lower real estate demand, oversupply, obsolescence, competition, uninsured casualty losses, condemnation losses, environmental liabilities, the failure of borrowers to repay loans in a timely manner, changes in prevailing interest rates or rates of inflation, lack of available credit or changes in federal or state taxation policies affecting real estate. The price of a real estate company's securities may also drop because of dividend reductions, lowered credit ratings, poor company management, or other factors that affect companies in general. Smaller REIT companies may be subject to greater risks than larger REIT companies. Because that Underlying Fund invests primarily in real estate securities, it may perform poorly during a downturn in that industry.

DERIVATIVE INVESTMENTS. The Underlying Funds can invest in a number of different types of "derivative" investments. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may allow an Underlying Fund to increase or decrease its exposure to certain markets or risks.

Some Underlying Funds may use derivatives to seek income or capital gain or to hedge against the risks of other investments. Options, futures, forward contracts and swaps are some of the types of derivatives the Underlying Funds can use. The Underlying Funds may also use other types of derivatives that are consistent with their investment strategies or for hedging purposes. The Underlying Funds are not required to use derivatives in seeking their investment objectives or for hedging and might not do so.

Oppenheimer International Growth Fund can only invest up to 25% of its net assets in derivatives. Other Underlying Funds have no stated limit on derivative investments, but will comply with all applicable laws and regulations. There is no target range for indirect investment in derivatives at the Fund level.

Put and Call Options. Some Underlying Funds may buy and sell call and put options on futures contracts (including commodity futures contracts), commodity indices, financial indices, securities indices, currencies, financial futures, swaps and securities. A call option gives the buyer the right, but not the obligation, to purchase an underlying asset at a specified (strike) price. A put option gives the buyer the right, but not the obligation, to sell an underlying asset at a specified price. Options may be traded on a securities exchange or over-the-counter. Options on commodity futures contracts are traded on the same exchange on which the underlying futures contract is listed.

Some Underlying Funds are limited to selling call options if they are "covered." For call options on securities, that means the Underlying Fund owns the securities that are subject to the call. For other types of call options, the Underlying Fund would be required to identify liquid assets to cover its obligation under option. An Underlying Fund may have no limit on the amount of its total assets that may be subject to covered calls. Some Underlying Funds that also sell put options must identify liquid assets to cover any put options they sell.

     Special Risks of Options. If an Underlying Fund sells a put option, there is a risk that it may be required to buy the underlying investment at a disadvantageous price and if an Underlying Fund sells a call option, there is a risk that it may be required to sell the underlying investment at a disadvantageous price. If an Underlying Fund sells a call option on an investment that it owns (referred to as a "covered call") and the investment has increased in value when the call option is exercised, the Underlying Fund will be required to sell the investment at the call price and will not be able to realize any of the investment's value above the call price. Options may involve economic leverage, which could result in greater price volatility than other investments.

Futures Contracts. Certain Underlying Funds can buy and sell futures contracts, including financial futures contracts and commodities futures contacts. Futures contracts are agreements in which one party agrees to buy an asset from the other party at a later date at a price and quantity agreed-upon when the contract is made. Futures contracts are traded on futures exchanges, which offer a central marketplace in which to originate futures contracts and clear trades in a secondary market. Futures exchanges also provide standardization of expiration dates and contract sizes. Buyers of futures contracts do not own the underlying asset or commodity unless they decide to accept delivery at expiration of the contract. Financial futures contracts are standardized commitments to either purchase or sell designated financial instruments at a future date for a specified price, and may be settled in cash or through delivery of the underlying instrument. Delivery of the underlying commodity to satisfy a commodity futures contract rarely occurs and buyers typically close-out their positions before expiration. Generally, an Underlying Fund expects to satisfy or offset the delivery obligations under a futures contract by taking an equal but opposite position in the futures market in the same underlying instrument. The Underlying Funds' investments in futures contracts may involve substantial risks.

     Special Risks of Futures Contracts. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. An Underlying Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Forward Contracts. Forward contracts are foreign currency exchange contracts that are used to buy or sell foreign currency for future delivery at a fixed price. Although each Underlying Fund values its assets daily in terms of U.S. dollars, the Underlying Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. An Underlying Fund may use forward contracts to try to protect against declines in the U.S. dollar value of foreign securities that it owns and against increases in the dollar cost of foreign securities it anticipates buying. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases. Forward contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

     Forward Contract Risks. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. Investments in forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing an Underlying Fund to sustain losses on these contracts and to pay additional transaction costs.

Credit Default Swaps. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer's failure to make timely payments of interest or principal, bankruptcy or restructuring. The terms of the instrument are generally negotiated by the Underlying Fund and the swap counterparty. A swap may be embedded within a structured note or other derivative instrument.

Generally, if an Underlying Fund buys credit protection using a credit default swap, it will make fixed payments to the counterparty and if a credit event occurred, the Underlying Fund would deliver the defaulted bonds underlying the swap to the swap counterparty and the counterparty would pay the Underlying Fund par for the bonds. If an Underlying Fund sells credit protection using a credit default swap, generally it will receive fixed payments from the counterparty and if a credit event occurred, the Underlying Fund would pay the swap counterparty par for the defaulted bonds underlying the swap and the swap counterparty would deliver the bonds to the Underlying Fund. If the credit swap is on a basket of securities, the notional value of the swap is reduced by the par amount of the defaulted bonds, and the fixed payments are then made on the reduced notional value.

Credit default swaps are subject to credit risk on the underlying investment and to counterparty credit risk. If the counterparty fails to meet its obligations the Underlying Fund may lose money. Credit default swaps are also subject to the risk that an Underlying Fund will not properly assess the cost of the underlying investment. If an Underlying Fund is selling credit protection, there is a risk that a credit event could occur and that the Underlying Fund would have to pay par value on defaulted bonds. If an Underlying Fund was buying credit protection, there is a risk that no credit event would occur and the Underlying Fund would receive no benefit for the premium paid.

Interest Rate Swaps. In an interest rate swap, the Underlying Fund and another party exchange the right to receive interest payments on a security or other reference rate. For example, they might swap the right to receive floating rate payments for the right to receive fixed rate payments. The terms of the instrument are generally negotiated by an Underlying Fund and the swap counterparty. An interest rate swap may be embedded within a structured note or other derivative instrument.

Interest rate swaps are subject to interest rate risk and credit risk. An interest rate swap transaction could result in losses if the underlying asset or reference does not perform as anticipated. Interest Rate swaps are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Underlying Fund may lose money.

Swap Transactions. There is no central exchange or market for swap transactions and therefore they are less liquid than exchange-traded instruments.

Commodity-Linked Derivatives. A commodity-linked derivative is a derivative instrument whose value is linked to the price movement of a commodity, commodity index, or commodity option or futures contract. The value of some commodity-linked derivatives may be based on a multiple of those price movements. One of the Underlying Funds invests primarily in commodity-linked derivatives known as "commodity-linked notes." That Underlying Fund has limits on the leverage ratio of each commodity-linked note it buys as well as on its overall portfolio and is subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments.

     Commodity-Linked Notes. A commodity-linked note is a derivative instrument that has characteristics of both a debt security and a commodity-linked derivative. It typically makes interest payments like a debt security and at maturity the principal payment is linked to the price movement of a commodity, commodity index or commodity option or futures contract. Commodity-linked notes are typically issued by a bank, other financial institution or a commodity producer. An Underlying Fund negotiates with the issuer to obtain specific terms and features that are tailored to its investment needs.

One of the Underlying Funds invests primarily in commodity-linked notes. That Underlying Fund has limits on the leverage ratio of each commodity-linked note it buys as well as on its overall portfolio and is subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments.

Hedging. All of the Underlying Funds may use derivatives for hedging purposes. Hedging transactions are intended to reduce the risk of security price declines, interest rate changes, currency rate changes or other risks in the Underlying Fund's portfolio. At times, however, a hedging instrument's value might not be correlated with the investment it is intended to hedge, and the hedge might be unsuccessful. If an Underlying Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, the strategy could reduce its return or create a loss.

Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform the way an Underlying Fund expects it to. Some derivatives have the potential for unlimited loss, regardless of the size of an Underlying Fund's initial investment. An Underlying Fund may also lose money on a derivative investment if the issuer fails to pay the amount due. Certain derivative investments held by an Underlying Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and can increase portfolio turnover. As a result of these risks, an Underlying Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful.

     Risks of Leverage. Some derivatives certain Underlying Funds buy involve a degree of leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. An Underlying Fund's use of certain economically leveraged derivatives can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When an Underlying Fund uses derivatives for leverage its share price will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of its investments.

The Underlying Funds are subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments. Under these requirements, an Underlying Fund must identify liquid assets (referred to sometimes as "asset segregation"), or engage in other measures, with regard to its derivative instruments.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

Investments by "Funds of Funds." Shares of certain Underlying Funds are offered as an investment to other Oppenheimer funds that act as "funds of funds." The Fund and the other funds of funds may invest significant portions of their assets in shares of those Underlying Funds. From time to time, those investments may also represent a significant portion of an Underlying Fund's outstanding shares or of its outstanding Class Y shares. The Oppenheimer funds of funds typically use asset allocation strategies that may cause them increase or reduce the amount of their investment in an Underlying Fund frequently, possibly on a daily basis during volatile market conditions. If the size of those purchases or redemptions were significant relative to the size of an Underlying Fund's assets, the Underlying Fund might be required to purchase or sell portfolio securities, which could increase its transaction costs and reduce the performance of all of its share classes. Further discussion of the possible effects of frequent trading in a fund's shares is included in the section "Limitations on Frequent Exchanges" in this prospectus.

Loans of Portfolio Securities. The Underlying Funds may loan their portfolio securities to brokers, dealers and financial institutions to seek income. Certain Underlying Funds have entered into a securities lending agreement with The Goldman Sachs Trust Company, doing business as Goldman Sachs Agency Lending ("Goldman Sachs") for that purpose. Under the agreement, Goldman Sachs will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Underlying Fund, however, will be responsible for the risks associated with the investment of cash collateral, including the risk that it may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower. The Underlying Funds' portfolio loans must comply with the collateralization and other requirements of the securities lending agreement, its securities lending procedures and applicable government regulations.

Each Underlying Fund limits its loans of portfolio securities to not more than 25% of its net assets.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund or an Underlying Fund and their shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund and the Underlying Funds. That may result in another fund or account holding investment positions that are adverse to an Underlying Fund's investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of an Underlying Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as an Underlying Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Underlying Funds and, as a result, the value of securities held by an Underlying Fund or its investment strategies may be adversely affected. Each Underlying Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and an Underlying Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager, however such policies and procedures may also limit the Fund's or the Underlying Funds' investment activities and affect their performance.

Investments in Oppenheimer Institutional Money Market Fund. The Fund and the Underlying Funds can invest their free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund, to provide liquidity or for defensive purposes. The Fund and the Underlying Funds invest in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than they could obtain on their own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, and is part of the Oppenheimer family of funds. It invests in a variety of short-term, high quality, dollar-denominated money market instruments issued by the U.S. Government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Fund or the Underlying Funds directly. At the time of an investment, the Fund or an Underlying Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As shareholders, the Fund and the Underlying Funds will be subject to their proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of each Underlying Fund's advisory fee to the extent of its share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Liquidity Facility. In order to pay cash to shareholders who redeem their shares on any given day, the Underlying Funds usually must hold cash in their portfolios, liquidate portfolio securities, or borrow money, each of which imposes certain costs. Certain Underlying Funds may also, from time to time, participate in a program offered by ReFlow, LLC ("ReFlow") to provide this required liquidity. ReFlow is designed to provide an alternative source of funding to help meet shareholder redemptions while minimizing an Underlying Fund's costs and cash flow disruptions (compared to selling portfolio securities or other liquidity facilities such as a line of credit) and allowing the Underlying Fund to remain more fully invested. ReFlow provides this liquidity by being prepared to purchase an Underlying Fund's shares equal to the amount of the Fund's net redemptions on any given day, at its closing net asset value. On subsequent days when the Underlying Fund experiences net subscriptions, ReFlow redeems its holdings at the Underlying Fund's net asset value on that day. When an Underlying Fund participates in the ReFlow program, it pays ReFlow a fee at a rate determined by a daily auction with other participating mutual funds in the ReFlow program. There is no assurance that ReFlow will have sufficient funds available to meet an Underlying Fund's liquidity needs on a particular day and ReFlow is prohibited from acquiring more than 3% of the outstanding shares of any Underlying Fund.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund or any Underlying Fund can invest up to 100% of its assets in investments that may be inconsistent with its principal investment strategies. Generally, the Fund or an Underlying Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. Government securities. The Fund or an Underlying Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of its shares or the sale of its portfolio securities or to meet anticipated redemptions of its shares. To the extent the Fund or an Underlying Fund invests in these securities, it might not achieve its investment objective.

Portfolio Turnover. A change in the securities held by a fund is known as "portfolio turnover." The Fund and the Underlying Funds may engage in active and frequent trading to try to achieve their investment objectives and may have portfolio turnover rates of over 100% annually. If the Fund or an Underlying Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. Increased portfolio turnover may also result in higher brokerage fees or other transaction costs, which can reduce an Underlying Fund's performance. Most of the Fund's portfolio transactions are purchases or sales of the Underlying Funds' shares, however, which do not entail any brokerage fees or transaction costs. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during past fiscal years.

CHANGES TO THE FUND'S INVESTMENT POLICIES. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares, however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is not a fundamental policy but will not be changed by the Fund's Board without advance notice to shareholders. Investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.
Certain investment objectives and strategies of the Underlying Funds are fundamental policies and others are non-fundamental policies, as indicated in each Underlying Fund's prospectus or Statement of Additional Information. Each Underlying Fund's Board can change non-fundamental policies without shareholder approval, including without the approval of the Fund.

PORTFOLIO HOLDINGS

The Fund's portfolio holdings are included in its semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER. OppenheimerFunds, Inc., the Fund's Manager, chooses its investments and handles its day-to-day business, subject to policies established by the Fund's Board of Trustees. The Manager carries out its duties under an investment advisory agreement with the Fund that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has been an investment adviser since 1960. The Manager and a subsidiary managed funds with nearly 6 million shareholder accounts as of March 31, 2010. The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees. Under the investment advisory agreements, the Manager does not charge a management fee to the Fund. However the Manager collects indirect management fees from the Fund's investments in the Underlying Funds and in Oppenheimer Institutional Money Market Fund. As of January 31, 2010, the Fund's weighted indirect management fees, as a percent of average daily net assets of the Fund was __% for each class of shares.

The Manager has voluntarily agreed waive fees and/or reimburse the Fund for certain expenses so that the Total Annual Operating Expenses, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), will not exceed the annual rate of 1.30% for Class A, for 2.05% Class B and Class C, 1.55% for Class N and 1.05% for Class Y.

     The limitation will be applied after giving effect to any reimbursements by the Distributor of 12b-1 fees paid by a Fund with respect to investments in Class A shares of any Underlying Funds that do not offer Class Y shares. The expense limitations do not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business. The Manager is not required to waive or reimburse fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds and in Oppenheimer Institutional Money Market Fund.

A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory contract is available in each Fund's Annual Report to shareholders for the year ended January 31, 2010.

Portfolio Managers. The Fund's portfolio is managed by a team of investment professionals, including Alan C. Gilston and Krishna Memani, who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Gilston has been a Vice President of the Fund since December 2009 and a portfolio manager of the Fund since February 2009. Mr. Memani has been a [Vice President and] portfolio manager of the Fund since June 2010.

     Mr. Gilston has been a member of the Fund's portfolio management team since February 2009. He has been a Vice President and portfolio manager of the Manager since September 1997 and was a member of the Manager's Risk Management Team during various periods. Mr. Gilston is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Mr. Memani has been a Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager since March 2009. Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 through January 2009. He was the Chief Credit Strategist at Credit Suisse Securities from August 2002 through March 2006. He was a Managing Director and Senior Portfolio Manager at Putnam Investments from September 1998 through June 2002. Mr. Memani is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

     The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares.

Information about the portfolio managers of the Underlying Funds is available in the Portfolio Manager section of their individual prospectuses and Statements of Additional Information.

MORE ABOUT YOUR ACCOUNT

About Your Account

Where Can You Buy Fund Shares? Oppenheimer funds may be purchased either directly or through a variety of "financial intermediaries" that offer Fund shares to their clients. Financial intermediaries include securities dealers, financial advisors, brokers, banks, trust companies, insurance companies and the sponsors of fund "supermarkets," fee-based advisory or wrap fee programs or college and retirement savings programs.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors five different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. When you buy shares, be sure to specify the class of shares you wish to purchase. If you do not choose a class, your investment will be made in Class A shares.

Class A Shares. If you buy Class A shares, you will pay an initial sales charge on investments up to $1 million for regular accounts or lesser amounts for certain retirement plans or if you qualify for certain fee waivers. The amount of the sales charge will vary depending on the amount you invest. The sales charge rates for different investment amounts are listed in "About Class A Shares" below.

Class B Shares. If you buy Class B shares, you will pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge (distribution fee) over a period of approximately six years. If you sell your shares within six years after buying them, you will normally pay a contingent deferred sales charge. The amount of the contingent deferred sales charge varies depending on how long you own your shares, as described in "About Class B Shares" below.

Class C Shares. If you buy Class C shares, you will pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 12 months after buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "About Class C Shares" below.

Class N Shares. Class N shares are available only through certain retirement plans. If you buy Class N shares, you pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 18 months after the retirement plan's first purchase of Class N shares, you may pay a contingent deferred sales charge of 1.0%, as described in "About Class N Shares" below.

Class Y Shares. Class Y shares are offered only to certain institutional investors that have a special agreement with the Distributor and to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. See "About Class Y Shares" below.

Certain sales charge waivers may apply to purchases or redemptions of Class A, Class B, Class C or Class N shares. More information about those waivers is available in the Fund's Statement of Additional Information, or by clicking on the hyperlink "Sales Charges & Breakpoints" under the heading "Fund Information" on the OppenheimerFunds website at "www.oppenheimerfunds.com."

WHAT IS THE MINIMUM INVESTMENT? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. The minimum additional investment requirement does not apply to reinvested dividends from the Fund or from other Oppenheimer funds or to omnibus account purchases. A $25 minimum applies to additional investments through an Asset Builder Plan, an Automatic Exchange Plan or a government allotment plan established before November 1, 2002. Reduced initial minimums are available in certain circumstances, including under the following investment plans:

  For most types of retirement accounts that OppenheimerFunds offers, the minimum initial investment is $500.
  For certain retirement accounts that have automatic investments through salary deduction plans, there is no minimum initial investment.
  For an Asset Builder Plan or Automatic Exchange Plan or a government allotment plan, the minimum initial investment is $500.
  For certain fee-based programs that have an agreement with the Distributor, a minimum initial investment of $250 applies.

Minimum Account Balance. A $12 annual "minimum balance fee" is assessed on Fund accounts with a value of less than $500. The fee is automatically deducted from each applicable Fund account annually in September. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed. Small accounts may be involuntarily redeemed by the Fund if their value has fallen below $200 for reasons other than a decline in the market value of the shares.

Choosing a Share Class

CHOOSING A SHARE CLASS. Once you decide that the Fund is an appropriate investment for you, deciding which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. The Fund's operating costs that apply to a share class and the effect of the different types of sales charges on your investment will affect your investment results over time. For example, the net asset value and the dividends of Class B, Class C, and Class N shares will be reduced by additional expenses borne by those classes, such as the asset-based sales charge.

     Two of the factors to consider are how much you plan to invest and, while future financial needs cannot be predicted with certainty, how long you plan to hold your investment. For example, with larger purchases that qualify for a reduced initial sales charge on Class A shares, the effect of paying an initial sales charge on purchases of Class A shares may be less over time than the effect of the asset-based sales charges on Class B, Class C, or Class N shares. For retirement plans that qualify to purchase Class N shares, Class N will generally be the most advantageous share class. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate each of the factors to see if you should consider a different class of shares.

The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. These examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, if you do not plan to hold your shares for six years or more), you should consider investing in Class C shares. That is because of the effect of the initial sales charge on Class A shares or the Class B contingent deferred sales charge if you redeem within six years.
  Investing for the Longer Term. If you are investing less than $100,000 for the longer term and do not expect to need access to your money for six years or more, Class B shares may be appropriate.
  Amount of Your Investment. Your choice will also depend on how much you plan to invest. For shorter-term investments of less than $100,000, Class C shares might be the appropriate choice because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares you redeem after holding them for one year or more. However, if you plan to invest more than $100,000, and as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because over time the ongoing asset-based sales charge on Class C shares will have a greater impact on your account than the reduced front-end sales charge available for Class A share purchases of $100,000 or more. If you invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.

     The Distributor normally will not accept purchase orders from a single investor for more than $100,000 of Class B shares or for $1 million or more of Class C shares. Dealers or other financial intermediaries are responsible for determining the suitability of a particular share class for an investor.

Are There Differences in Account Features That Matter to You? Some account features may not be available for all share classes. Other features may not be advisable because of the effect of the contingent deferred sales charge. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

How Do Share Classes Affect Payments to Your Financial Intermediary? The Class B, Class C, and Class N contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge or contingent deferred sales charge on Class A shares: to compensate the Distributor for concessions and expenses it pays to brokers, dealers and other financial intermediaries for selling Fund shares. Those financial intermediaries may receive different compensation for selling different classes of shares. The Manager or Distributor may also pay dealers or other financial intermediaries additional amounts from their own resources based on the value of Fund shares held by the intermediary for its own account or held for its customers' accounts. For more information about those payments, see "Payments to Financial Intermediaries and Service Providers" below.

ABOUT CLASS A SHARES. Class A shares are sold at their offering price, which is the net asset value of the shares (described below) plus, in most cases, an initial sales charge. The Fund receives the amount of your investment, minus the sales charge, to invest for your account. In some cases, Class A purchases may qualify for a reduced sales charge or a sales charge waiver, as described below or in the Statement of Additional Information.

The Class A sales charge rate varies depending on the amount of your purchase. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession. The current sales charge rates and concessions paid are shown in the table below. There is no initial sales charge on Class A purchases of $1 million or more, but a contingent deferred sales charge (described below) may apply.

Amount of Purchase	Front-End Sales Charge As a Percentage of Offering Price	Front-End Sales Charge As a Percentage of Net Amount Invested	Concession As a Percentage of Offering Price
Less than $25,000	5.75%	6.10%	4.75%
$25,000 or more but less than $50,000	5.50%	5.82%	4.75%
$50,000 or more but less than $100,000	4.75%	4.99%	4.00%
$100,000 or more but less than $250,000	3.75%	3.90%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.60%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

Reduced Class A Sales Charges. Under a "Right of Accumulation" or a "Letter of Intent" you may be eligible to buy Class A shares of the Fund at the reduced sales charge rates that would apply to a larger purchase. The Fund reserves the right to modify or to cease offering these programs at any time.

  Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making, you can add the value of shares that you and your spouse currently own, and other purchases that you are currently making, to the value of your Class A share purchase of the Fund. You may count Class A, Class B and Class C shares of the Fund and other Oppenheimer funds and Class A, Class B, Class C, Class G and Class H units in adviser sold Section 529 plans, for which the Manager or the Distributor serves as the "Program Manager" or "Program Distributor." The Distributor or the financial intermediary through which you are buying shares will determine the value of the shares you currently own based on the greater of their current offering price or the amount you paid for the shares. For purposes of calculating that value, the Distributor will only take into consideration the value of shares owned as of December 31, 2007 and any shares purchased subsequently. The value of any shares that you have redeemed and the value of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge will not be counted for this purpose.  In totaling your holdings, you may count shares held in:

               ° your individual accounts (including IRAs, 403(b) plans and eligible 529 plans),
       ° your joint accounts with your spouse,
       ° accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors.

        A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer and Single K plans for the benefit of a sole proprietor).

        If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through a financial intermediary you must notify the intermediary of your eligibility for the Right of Accumulation at the time of your purchase.

        To count eligible shares held in accounts at other firms, you may be requested to provide the Distributor or your current financial intermediary with a copy of account statements showing your current holdings of the Fund, other eligible Oppenheimer funds or qualifying 529 plans. Shares purchased under a Letter of Intent may also qualify as eligible holdings under a Right of Accumulation.

  Letter of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A Letter of Intent is a written statement of your intention to purchase a specified value of Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G or Class H unit purchases in adviser sold Section 529 plans, for which the Manager or Distributor serves as the Program Manager or Program Distributor, over a 13-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to your Class A share purchases during that period. You must notify the Distributor or your financial intermediary of any qualifying 529 plan purchases or purchases through other financial intermediaries.

        Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the "reinvestment privilege" described below, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified shares" for satisfying the terms of a Letter.

        Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not complete the anticipated purchases, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose. Please refer to "How to Buy Shares – Letters of Intent" in the Fund's Statement of Additional Information for more complete information. You may also be able to apply the Right of Accumulation to purchases you make under a Letter of Intent.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on Class A purchases of shares of one or more of the Oppenheimer funds totaling $1 million or more. However, those Class A shares may be subject to a 1.0% contingent deferred sales charge if they are redeemed within an 18-month "holding period" measured from the beginning of the calendar month in which they were purchased (except for shares purchased in certain retirement plans, as described below). That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares or the aggregate net asset value of the redeemed shares at the time of redemption.

The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions and will not exceed the aggregate amount of the concessions the Distributor pays on all of your purchases of Class A shares, of all Oppenheimer funds, that are subject to the contingent deferred sales charge.

The Distributor pays concessions from its own resources equal to 1.0% of Class A purchases of $1 million or more (other than purchases by certain retirement plans). The concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and concession.

Class A Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of the Fund by retirement plans that have $1 million or more in plan assets or by certain retirement plans or platforms offered through financial intermediaries or other service providers.

In addition, there is no contingent deferred sales charge on redemptions of certain Class A retirement plan shares offered through financial intermediaries or other service providers. There is no contingent deferred sales charge on redemptions of Class A group retirement plan shares purchased after March 1, 2007 except for shares of certain group retirement plans that were established prior to March 1, 2001 ("grandfathered retirement plans"). Shares purchased in grandfathered retirement plans are subject to the contingent deferred sales charge if they are redeemed within 18 months after purchase.

The Distributor does not pay a concession on Class A retirement plan purchases since March 1, 2007 except on purchases by grandfathered retirement plans and plans that have $5 million or more in plan assets. The concession for grandfathered retirement plan purchases after March 1, 2007 is 0.25%. For purchases of Class A shares by retirement plans that have $5 million or more in plan assets (within the first six months from the time the account was established), the Distributor may pay financial intermediaries concessions equal to 0.25% of the purchase price from its own resources at the time of sale. Those payments are subject to certain exceptions described in "Retirement Plans" in the Statement of Additional Information.

ABOUT CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge will be deducted from the redemption proceeds. Class B shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class B contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class B shares.

The amount of the Class B contingent deferred sales charge will depend on the number of years since you invested, according to the following schedule:

Years since Beginning of Month in Which Purchase Order was Accepted	Contingent Deferred Sales Charge on Redemptions in That Year (As % of Amount Subject to Charge)
0-1	5.0%
1-2	4.0%
2-3	3.0%
3-4	3.0%
4-5	2.0%
5-6	1.0%
More than 6	None

In the table, a "year" is a 12-month period. In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares six years (72 months) after you purchase them. This conversion eliminates the Class B asset-based sales charge, however, the shares will be subject to the ongoing Class A fees and expenses. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert to Class A shares, all other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

ABOUT CLASS C SHARES. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge of 1.00% may be deducted from the redemption proceeds. Class C shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class C contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares.

ABOUT CLASS N SHARES. Class N shares are offered to retirement plans (including IRAs and 403(b) plans) that purchase $500,000 or more of Oppenheimer funds Class N shares or to group retirement plans (which do not include IRAs and 403(b) plans) held in omnibus accounts that have assets of $500,000 or more or have 100 or more eligible participants. See "Availability of Class N shares" in the Statement of Additional Information for other circumstances in which Class N shares are available for purchase.

Class N shares are sold at net asset value without an initial sales charge. Class N shares are subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.25%. A contingent deferred sales charge of 1.00% will be imposed on the redemption of Class N shares, if:

  The group retirement plan is terminated, or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan, and the Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund; or
  Class N shares are redeemed within 18 months after an IRA or 403(b) plan's first purchase of Class N shares of any Oppenheimer fund.

Retirement plans that offer Class N shares may impose charges on plan participant accounts. For more information about buying and selling shares through a retirement plan, see the section "Investment Plans and Services - Retirement Plans" below.

ABOUT CLASS Y SHARES. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for this purpose. They may include insurance companies, registered investment companies, employee benefit plans and Section 529 plans, among others.

An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office) and some of the special account features available to investors buying other classes of shares do not apply to Class Y shares. Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

Present and former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Fund.

The Price of Fund Shares

THE PRICE OF FUND SHARES. Shares may be purchased at their offering price which is the net asset value per share plus any initial sales charge that applies. Shares are redeemed at their net asset value per share less any contingent deferred sales charge that applies. The net asset value that applies to a purchase or redemption order is the next one calculated after the Distributor receives the order, in proper form as described in this prospectus, or after any agent appointed by the Distributor receives the order in proper form as described in this prospectus. Your financial intermediary can provide you with more information regarding the time you must submit your purchase order and whether the intermediary is an authorized agent for the receipt of purchase and redemption orders.

Net Asset Value. The Fund calculates the net asset value of each class of its shares as of the close of the New York Stock Exchange (NYSE), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00p.m., Eastern time, but may close earlier on some days.

The Fund determines the net assets of each class of shares by subtracting the class-specific expenses and the amount of the Fund's liabilities attributable to the share class from the market value of the Fund's securities and other assets attributable to the share class. The Fund's "other assets" might include, for example, cash and interest or dividends from its portfolio securities that have been accrued but not yet collected. The Fund's investments in the Underlying Funds are based on the Underlying Funds' net asset values on that day.

The Underlying Funds also calculate the net asset value of each class of their shares as of the close of the NYSE, on each day that it is open for trading, by subtracting the class-specific expenses and the amount of an Underlying Fund's liabilities attributable to each share class from the market value of its securities and other assets attributable to that share class. The Underlying Funds' securities are valued primarily on the basis of current market quotations.

The net asset value per share for each share class of the Fund and the Underlying Funds is determined by dividing the net assets of the class by the number of outstanding shares of that class.

Fair Value Pricing. If market quotations are not readily available or (in the judgment of an Underlying Fund's manager) do not accurately reflect the fair value of a security held by one of the Underlying Funds, or if after the close of the principal market on which a security held by an Underlying Fund is traded and before the time as of which the Underlying Fund's net asset value is calculated that day, an event occurs that the Underlying Fund's manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Underlying Fund's Board believes would more accurately reflect the security's fair value.

In determining whether current market prices are readily available and reliable, the Underlying Funds' manager monitors the information it receives in the ordinary course of its investment management responsibilities. It seeks to identify significant events that it believes, in good faith, will affect the market prices of the securities held by a particular Underlying Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster).

The Underlying Funds' Boards have adopted valuation procedures and have delegated the day-to-day responsibility for fair value determinations to "Valuation Committees." Those determinations may include consideration of recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. Fair value determinations by an Underlying Fund's manager are subject to review, approval and ratification by the Underlying Fund's Board at its next scheduled meeting after the fair valuations are determined.

The Underlying Funds' use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which it determines its net asset value per share.

Pricing Foreign Securities. The Underlying Funds may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Underlying Funds value their foreign portfolio holdings, significant events, including broad market movements, may occur during that time that could potentially affect the values of foreign securities held by an Underlying Fund.

The Underlying Funds' manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets after the close of foreign securities markets. The Underlying Funds' fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Underlying Funds' foreign investments may change on days when the Fund cannot buy or redeem shares of the Underlying Funds and when investors cannot buy or redeem Fund shares.

Contingent Deferred Sales Charge. If you redeem shares during their applicable contingent deferred sales charge holding period, the contingent deferred sales charge generally will be deducted from the redemption proceeds. In some circumstances you may be eligible for one of the waivers described in "Sales Charge Waivers" below and in the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information. You must advise the Transfer Agent or your financial intermediary of your eligibility for a waiver when you place your redemption request.

       A contingent deferred sales charge will be based on the net asset value of the redeemed shares at the time of redemption or the original net asset value, whichever is lower. A contingent deferred sales charge is not imposed on:

  any increase in net asset value over the initial purchase price, shares purchased by the reinvestment of dividends or capital gains distributions, or shares eligible for a sales charge waiver (see "Sales Charge Waivers" below).

The Fund redeems shares in the following order:

  shares acquired by the reinvestment of dividends or capital gains distributions, other shares that are not subject to the contingent deferred sales charge, and shares held the longest during the holding period.

     You are not charged a contingent deferred sales charge when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange your shares within the applicable holding period, your original holding period will carry over to the shares you acquire, even if the new fund has a different holding period.

SALES CHARGE WAIVERS. The Fund and the Distributor offer the following opportunities to purchase shares without front-end or contingent deferred sales charges. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.

  Dividend Reinvestment. Dividends or capital gains distributions may be reinvested in shares of the Fund, or any of the other Oppenheimer funds into which shares of the Fund may be exchanged, without a sales charge.
  Exchanges of Shares. There is no sales charge on exchanges of shares except for exchanges of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge.
  Reinvestment Privilege. There is no sales charge on reinvesting the proceeds from redemptions of Class A shares or Class B shares that occurred within the previous six months if you paid an initial or contingent deferred sales charge on the redeemed shares. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for the waiver at the time you submit your purchase order.

     In addition, the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information provides detailed information about certain other initial sales charge and contingent deferred sales charge waivers and arrangements. A description of those sales charge waivers and arrangements is available for viewing on the OppenheimerFunds website at www.oppenheimerfunds.com (follow the hyperlink "Sales Charges & Breakpoints," under the heading "Fund Information") and may also be ordered by calling 1-800-225-5677. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for one of those waivers at the time you submit your purchase order or redemption request.

How to Buy, Sell and Exchange Shares

HOW TO BUY SHARES. You can buy shares in several ways. The Distributor has appointed certain financial intermediaries, including brokers, dealers and others, as servicing agents to accept purchase and redemption orders. The Distributor or servicing agent must receive your order, in proper form, by the close of the NYSE for you to receive that day's offering price. If your order is received on a day when the NYSE is closed or after it has closed, the order will receive the next offering price that is determined. To be in proper form, your purchase order must comply with the procedures described below. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through a Financial Intermediary. You can buy shares through any servicing agent (a broker, dealer, or other financial intermediary) that has a sales agreement with the Distributor. Your servicing agent will place your order with the Distributor on your behalf. A servicing agent may charge a processing fee for that service. Your account information will be shared with the financial intermediary designated as the dealer of record for the account.

Buying Shares Through the Distributor. We recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you. If you want to purchase shares directly from the Distributor, complete an OppenheimerFunds new account application and mail it with a check payable in U.S. dollars to "OppenheimerFunds Distributor, Inc." to the address on the back cover. If you do not list a dealer on your application, the Distributor is designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares and Class A shares are your only purchase option. Class B, Class C or Class N shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. However, if a current investor no longer has a broker-dealer of record for an existing Class B, Class C or Class N account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares. If you submit a purchase request to the Distributor without designating the Fund you wish to invest in, your investments will be made in Class A shares of Oppenheimer Money Market Fund, Inc. This policy does not apply to purchases by or for certain retirement plans or accounts. For more information regarding undesignated investments, please call the Transfer Agent at the number on the back cover of this prospectus.

  Involuntary Redemptions. In some circumstances, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Identification Requirements. Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business, and your Social Security Number, Employer Identification Number or other government-issued identification when you open an account. Additional information may be required to open a corporate account or in certain other circumstances. The Fund or the Transfer Agent may use this information to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of verifying your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

HOW TO SELL SHARES. You can generally redeem (sell) some or all of your shares on any regular business day. You may redeem your shares by writing a letter, by wire, by telephone or on the internet. You can also set up an Automatic Withdrawal Plan to redeem shares on a regular basis. The redemption of Fund shares may be suspended under certain circumstances described in the Statement of Additional Information. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call your financial intermediary or the Transfer Agent for assistance.

Redemption Price. Your shares will be redeemed at net asset value less any applicable sales charge or other fees. The net asset value used will be the next one calculated after your order is received, in proper form, by the Transfer Agent or your authorized financial intermediary. To be in proper form, your redemption order must comply with the procedures described below. The redemption price for shares will change from day-to-day because the value of the securities in the Fund's portfolio and the Fund's expenses fluctuate. The redemption price will normally differ for each class of shares. The redemption price of your shares may be more or less than their original cost.

Redemptions "In-Kind." Shares may be "redeemed in-kind" under certain circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). That means that the redemption proceeds will be paid in securities from the Fund's portfolio. If the Fund redeems your shares in-kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.

Options for Receiving Redemption Proceeds

  By Check. The Fund will normally send redemption proceeds by check to the address on your account statement.
  By AccountLink. If you have linked your Fund account to your bank account with AccountLink (described below), you may have redemption proceeds transferred directly into your account. Normally the transfer to your bank is initiated on the bank business day after the redemption. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transferred.
  By Wire. You can arrange to have redemption proceeds sent by Federal Funds wire to an account at a bank that is a member of the Federal Reserve wire system. The redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transmitted.

Payment Delays. Payment for redeemed shares is usually made within seven days after the Transfer Agent receives redemption instructions in proper form. For accounts registered in the name of a broker-dealer, payment will normally be forwarded to the broker-dealer within three business days. The Transfer Agent may delay processing redemption payments for recently purchased shares until the purchase payment has cleared. That delay may be as much as five business days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check. Under unusual circumstances, the right to redeem shares or the payment of redemption proceeds may be delayed or suspended as permitted under the Investment Company Act of 1940.

THE OPPENHEIMERFUNDS EXCHANGE PRIVILEGE. You can exchange all or part of your Fund shares for shares of the same class of other Oppenheimer funds that offer the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. You can obtain a list of the Oppenheimer funds that are currently available for exchanges by calling a service representative at the telephone number on the back of this prospectus. The funds available for exchange can change from time to time. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.

The OppenheimerFunds exchange privilege affords investors the ability to switch their investments among Oppenheimer funds if their investment needs change. However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, increase its transaction and administrative costs and/or affect its performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets a portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades.

If large dollar amounts are involved in exchange or redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet those transaction requests, and the Fund's brokerage or administrative expenses might be increased. Therefore, the Manager and the Fund's Board have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges or purchase and redemption activity, while addressing the needs of investors who seek liquidity in their investment and the ability to exchange shares as their investment needs change. There is no guarantee that those policies and procedures, described below, will be sufficient to identify and deter all excessive short-term trading.

Limitations on Frequent Exchanges

30-Day Hold. If a direct shareholder exchanges shares of another Oppenheimer fund account for shares of the Fund, his or her Fund account will be "blocked" from exchanges into any other fund for a period of 30 calendar days from the date of the exchange, subject to certain exceptions described below. Likewise, if a Fund shareholder exchanges Fund shares for shares of another eligible Oppenheimer fund, that fund account will be "blocked" from further exchanges for 30 calendar days. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $2,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange, the full account balance ($12,000 in this example) would be blocked from exchanges into another fund for a period of 30 calendar days. A shareholder whose account is registered on the Fund's books showing the name, address and tax ID number of the beneficial owner is a "direct shareholder."

Exceptions to 30-Day Hold

  Exchanges Into Money Market Funds. A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of an eligible money market fund any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days. However, all of the shares held in that money market fund would then be blocked from further exchanges into another fund for 30 calendar days.
  Dividend Reinvestments and Class B Share Conversions. The reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of Class B shares into Class A shares will not be considered exchanges for purposes of imposing the 30-day limit.
  Asset Allocation Programs. Investment programs by Oppenheimer "funds-of-funds" that entail rebalancing investments in underlying Oppenheimer funds will not be subject to these limits. However, third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves to the Transfer Agent and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts. "On-demand" exchanges outside the parameters of portfolio rebalancing programs will also be subject to the 30-day limit.
  Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day block as a result of those automatic or systematic exchanges but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges.
  Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this prospectus.

Limitations on Exchanges in Omnibus Accounts. If you hold your Fund shares through a financial advisor or other firm such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or a trustee of a retirement plan that holds your shares in an account under its name (these are sometimes referred to as "omnibus" or "street name" accounts), that financial intermediary may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply. The Fund, the Distributor, the Manager and the Transfer Agent encourage those financial intermediaries to apply the Fund's policies to their customers who invest indirectly in the Fund. However, the Transfer Agent may not be able to detect excessive short-term trading activity in accounts maintained in "omnibus" or "street name" form where the underlying beneficial owners are not identified. The Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review the account activity, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity.

Other Limitations on Exchanges. There are a number of other special conditions and limitations that apply to certain types of exchanges. Those conditions and circumstances are described in the section "How to Exchange Shares" in the Statement of Additional Information. For information about sales charges that may apply to exchanges of shares see the sections "Contingent Deferred Sales Charge" and "Sales Charge Waivers" above.

Requirements for Exchanges of Shares. To exchange shares of the Fund, you must meet several conditions. The Fund may amend the following requirements at any time:

  Shares of the fund selected for exchange must be available for sale in your state of residence.
  The selected fund must offer the exchange privilege.
  You must meet the minimum purchase requirements for the selected fund.
  Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.
  Before exchanging into a fund, you should obtain its prospectus and should read it carefully.

Timing of Exchange Transactions. Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request must be received by the close of the NYSE that day in order to receive that day's net asset value on the exchanged shares. For requests received after the close of the NYSE the shares being exchanged will be valued at the next net asset value calculated after the request is received. The Transfer Agent may delay transmitting the proceeds from an exchange for up to five business days, however, if it determines, in its discretion, that an earlier transmittal of the redemption proceeds would be detrimental to either the fund from which shares are being exchanged or the fund into which the exchange is being made. The exchange proceeds will be invested in the new fund at the next net asset value calculated after the proceeds are received. In the event that a delay in the reinvestment of proceeds occurs, the Transfer Agent will notify you or your financial intermediary.

Taxes on Exchanges. For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. Therefore, an exchange may result in a capital gain or loss for tax purposes.

OTHER LIMITS ON SHARE TRANSACTIONS. The Fund may impose other limits on transactions that it believes would be disruptive and may refuse any purchase or exchange order.

  Right to Refuse Purchase and Exchange Orders. The Distributor and/or the Transfer Agent may refuse any purchase or exchange order in their discretion and are not obligated to provide notice before rejecting an order.
  Right to Terminate or Suspend Account Privileges. The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policies outlined in this prospectus. As part of the Transfer Agent's procedures to detect and deter excessive trading activity, the Transfer Agent may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Transfer Agent may send a written warning to a shareholder that the Transfer Agent believes may be engaging in disruptive or excessive trading activity; however, the Transfer Agent reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the Transfer Agent determines, in the exercise of its discretion, has engaged in such trading activity.

HOW TO SUBMIT SHARE TRANSACTION REQUESTS. Share transactions may be requested by telephone or internet, in writing, through your financial adviser, or by establishing one of the Investor Services plans described below. Certain transactions may also be submitted by fax. Redemptions may also be made using the Fund's checkwriting privilege.

Internet and Telephone Transaction Requests. Purchase, redemption and exchange requests may be submitted on the OppenheimerFunds website, www.oppenheimerfunds.com. Those requests may also be made by calling the telephone number on the back cover and either speaking to a service representative or accessing PhoneLink, the OppenheimerFunds automated telephone system that enables shareholders to perform certain account transactions automatically using a touch-tone phone.

You will need to obtain a user I.D. and password to execute transactions through PhoneLink or on the internet. Some internet and telephone transactions require the Oppenheimer AccountLink feature, described below, that links your Fund account with an account at a U.S. bank or other financial institution. The Transfer Agent will record any telephone calls to verify data concerning transactions.

The following policies apply to internet and telephone transactions:

  Purchases through AccountLink that are submitted through PhoneLink or on the internet are limited to $100,000.
  Purchases through AccountLink that are submitted by calling a service representative are limited to $250,000.
  Redemptions that are submitted by telephone or on the internet and request the proceeds to be paid by check, must be made payable to all owners of record of the shares and must be sent to the address on the account statement. Telephone or internet redemptions paid by check may not exceed $100,000 in any seven-day period. This service is not available within 15 days of changing the address on an account.
  Redemptions by telephone or on the internet that are sent to your bank account through AccountLink are not subject to any dollar limits.
  Exchanges submitted by telephone or on the internet may be made only between accounts that are registered with the same name(s) and address.
  Shares for which share certificates have been issued may not be redeemed or exchanged by telephone or on the internet.
  Shares held in an OppenheimerFunds-sponsored qualified retirement plan account may not be redeemed or exchanged by telephone or on the internet.

     The Transfer Agent has adopted procedures to confirm that telephone and internet instructions are genuine. Callers are required to provide service representatives with tax identification numbers and other account data and PhoneLink and internet users are required to use PIN numbers. The Transfer Agent will also send you written confirmations of share transactions. The Transfer Agent and the Fund will not be liable for losses or expenses that occur from telephone or internet instructions reasonably believed to be genuine.

Telephone or internet transaction privileges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice of such changes whenever it is required to do so by applicable law.

Purchases and Redemptions by Federal Funds Wire.  Shares purchased through the Distributor may be paid for by Federal Funds wire. Redemption proceeds may also be transmitted by wire. The minimum wire purchase or redemption is $2,500. There is a $10 fee for each wire redemption request. Before sending a wire purchase, call the Distributor's Wire Department at 1-800-225-5677 to notify the Distributor of the wire and to receive further instructions. To set up wire redemptions on your account or to arrange for a wire redemption, call the Transfer Agent at the telephone number on the back of this prospectus for information.

Written Transaction Requests. You can send purchase, exchange or redemption requests to the Transfer Agent at the address on the back cover. Your request must include:

  The Fund's name;
  For existing accounts, the Fund account number (from your account statement);
  For new accounts, a completed account application;
  For purchases, a check payable to the Fund or to OppenheimerFunds Distributor, Inc.;
  For redemptions, any special payment instructions;
  For redemptions or exchanges, the dollar amount or number of shares to be redeemed or exchanged;
  For redemptions or exchanges, any share certificates that have been issued (exchanges or redemptions of shares for which certificates have been issued cannot be processed until the Transfer Agent receives the certificates);
  For individuals, the names and signatures of all registered owners exactly as they appear in the account registration;
  For corporations, partnerships or other businesses or as a fiduciary, the name of the entity as it appears in the account registration and the names and titles of any individuals signing on its behalf; and
  Other documents requested by the Transfer Agent to assure that the person purchasing, redeeming or exchanging shares is properly identified and has proper authorization to carry out the transaction.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee. A notary public seal will not be accepted for these requests (other situations might also require a signature guarantee):

  You wish to redeem more than $100,000 and receive a check;
  The redemption check is not payable to all shareholders listed on the account statement;
  The redemption check is not sent to the address of record on your account statement;
  Shares are being transferred to a Fund account with a different owner or name; or
  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a signature guarantee from a number of financial institutions, including:

  a U.S. bank, trust company, credit union or savings association, a foreign bank that has a U.S. correspondent bank,
  a U.S. registered dealer or broker in securities, municipal securities or government securities, or a U.S. national securities exchange, a registered securities association or a clearing agency.

Fax Requests. You may send requests for certain types of account transactions to the Transfer Agent by fax. Please call the number on the back of this prospectus for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as the written, telephone and internet requests described in this prospectus.  However, requests that require a signature guarantee may not be submitted by fax.

Submitting Transaction Requests Through Your Financial Intermediary. You can submit purchase, redemption or exchange requests through any broker, dealer or other financial intermediary that has a special agreement with the Distributor. The broker, dealer or other intermediary will place the order with the Distributor on your behalf. A broker or dealer may charge a processing fee for that service. If your shares are held in the name of your financial intermediary, you must redeem them through that intermediary.

Intermediaries that perform account transactions for their clients by participating in "Networking" through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the intermediary performs any transaction erroneously or improperly.

Client Account Exchanges by Financial Intermediaries. The Fund and the Transfer Agent permit brokers, dealers and other financial intermediaries to submit exchange requests on behalf of their customers, unless that authority has been revoked. The Fund or the Transfer Agent may limit or refuse exchange requests submitted by such financial intermediaries if, in the Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

INVESTMENT PLANS AND SERVICES

AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. AccountLink lets you:

  transmit funds electronically to purchase shares by internet, by telephone or automatically through an Asset Builder Plan. The purchase payment will be debited from your bank account.
  have the Transfer Agent send redemption proceeds or dividends and distributions directly to your bank account.

     AccountLink privileges should be requested on your account application or on your broker-dealer's settlement instructions if you buy your shares through a broker-dealer. For an established account, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on the account as well as to the financial intermediary's representative of record unless and until the Transfer Agent terminates or receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change you make to your bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders on the account. Please call the Transfer Agent for more information.

Asset Builder Plan. Under an Asset Builder Plan, you may purchase shares of the Fund automatically. An Asset Builder Plan is available only if you have established AccountLink with a bank or other financial institution. Payments to purchase Fund shares will be debited from your linked account.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the account application. To add an Asset Builder Plan to an existing account, use the Asset Builder Enrollment Form. You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement the requested changes. For more details, see the account application, the Asset Builder Enrollment Form and the Statement of Additional Information. Those documents are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Automatic Redemption and Exchange Plans. The Fund has several plans that enable you to redeem shares automatically or exchange them for shares of another Oppenheimer fund on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

Retirement Plans. The Distributor offers a number of different retirement plans that individuals and employers can use. The procedures for buying, selling, exchanging and transferring shares, and the account features applicable to other share classes, generally do not apply to Class N shares offered through a group retirement plan. However, the time that transaction requests must be received in order to purchase, redeem or exchange shares at the net asset value calculated on any business day is the same for all share classes. Purchase, redemption, exchange and transfer requests for a group retirement plan must be submitted by the plan administrator, not by plan participants. Retirement plans that hold shares of Oppenheimer funds in an omnibus account for the benefit of plan participants (other than OppenheimerFunds-sponsored Single DB Plus plans) are not permitted to make initial purchases of Class A shares that would be subject to a contingent deferred sales charge. Class B shares are not offered to new omnibus group retirement plans. The types of retirement plans that the Distributor offers include:

  Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs, SIMPLE IRAs and rollover IRAs.
  SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.
  403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
  401(k) Plans. These are special retirement plans for employees of businesses.
  Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.

Less Paper, Less Waste. To avoid sending duplicate copies of Fund materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called "householding," benefits the Fund through lower printing costs and reduced mailing expense.

If you prefer to receive multiple copies of these materials, you may call the Transfer Agent at the number on the back of this prospectus or you may notify the Transfer Agent in writing. Multiple copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares that compensates the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. The Fund makes these payments quarterly, calculated at an annual rate of 0.25% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares. Because the service fee is paid out of the Fund's assets on an ongoing basis, over time it will increase the cost of your investment.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to pay the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the plans, the Fund pays the Distributor an asset-based sales charge for Class B and Class C shares calculated at an annual rate of 0.75% of the daily net assets of those classes and for Class N shares calculated at 0.25% of the daily net assets of that class. The Fund also pays a service fee under the plans at an annual rate of 0.25% of the daily net assets of Class B, Class C and Class N. Altogether, these fees increase the Class B and Class C annual expenses by 1.00% and increase the Class N annual expenses by 0.50%, calculated on the daily net assets of the applicable class. Because these fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

     Use of Plan Fees: The Distributor uses the service fees to compensate brokers, dealers, banks and other financial intermediaries for maintaining accounts and providing personal services to Class B, Class C or Class N shareholders in the applicable share class. The Distributor normally pays intermediaries the 0.25% service fee in advance for the first year after shares are purchased and then pays that fee periodically.

     Class B Shares: The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor normally retains the Class B asset-based sales charge. However, for ongoing purchases of Class B shares by certain retirement plans, the Distributor may pay the intermediary the asset-based sales charge and service fee during the first year after purchase instead of paying a sales concession and the first year's service fees at the time of purchase. See the Statement of Additional Information for exceptions.

     Class C Shares: At the time of a Class C share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class C share purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class C share purchases during the first year and then pays that fee to the intermediary as an ongoing concession. For Class C share purchases in certain omnibus group retirement plans or through the OppenheimerFunds Record(k)eeper Pro program, the Distributor pays the intermediary the asset-based sales charge during the first year instead of paying a sales concession at the time of purchase. The Distributor pays the service fees it receives on those shares to the intermediary or to FASCore, LLC for providing shareholder services to those accounts. See the Statement of Additional Information for exceptions to these arrangements.

     Class N Shares: At the time of a Class N share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class N purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class N shares. For Class N shares purchased in certain omnibus group retirement plans the Distributor may pay the intermediary the asset-based sales charge and service fee during the first year instead of paying a sales concession and the first year's service fees at the time of purchase. See the Statement of Additional Information for exceptions to these arrangements.

PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager and the Distributor, in their discretion, may also make payments to brokers, dealers and other financial intermediaries or to service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Manager's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Manager receives from the Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. Payments by the Manager or Distributor from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

      The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include your securities broker, dealer or financial advisor, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks, trust companies and other intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

     The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to declare and pay dividends annually from its net investment income. The Fund may also realize capital gains on the sale of portfolio securities, in which case it may make distributions out of any net short-term or long-term capital gains annually. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

Dividends and distributions are paid separately for each share class. The dividends and capital gains distributions paid on Class A and Class Y shares will generally be higher than those on Class B, Class C and Class N shares, since those share classes normally have higher expenses than Class A and Class Y shares.

Options for Receiving Dividends and Distributions. When you open your Fund account, you can specify on your application how you want to receive distributions of dividends and capital gains. To change that option, you must notify the Transfer Agent. There are four payment options available:

  Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
  Reinvest Only Dividends or Capital Gains. You can elect to reinvest some types of distributions in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink. Different treatment is available for distributions of dividends, short-term capital gains and long-term capital gains.
  Receive All Distributions in Cash. You can elect to receive all dividends and capital gains distributions by check or have them sent to your bank through AccountLink.
  Reinvest Your Distributions in Another Oppenheimer Fund. You can reinvest all of your dividends and capital gains distributions in another Oppenheimer fund that is available for exchanges. You must have an existing account in the same share class in the selected fund.

 TAXES. Dividend and distributions to Fund shareholders are mainly from amounts the Fund receives as dividends or distributions from the Underlying Funds or from gains on sales of shares of the Underlying Funds. Generally, the character of the income or capital gains that the Fund receives from the Underlying Funds will "pass through" to the Fund, subject to certain exceptions, as long as the Underlying Funds continue to qualify as "regulated investment companies." The following discussion applies to certain tax aspects of both the Fund and the Underlying Funds.

If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax consequences of investing in the Fund. Fund distributions, whether taken in cash or in additional shares, are subject to federal income tax and may be subject to state or local taxes. Distributions paid from short-term capital gains and net investment income are taxable as ordinary income and distributions from net long-term capital gain are taxable as long-term capital gains no matter how long you have held your shares. In taxable years beginning before 2011, long-term capital gains of individuals and other non-corporate taxpayers are taxed at a special reduced rate.

In the case of individuals and other non-corporate taxpayers, for taxable years beginning before 2011, certain dividends (including certain dividends from foreign corporations) are taxable at the lower rate applicable to long-term capital gains. In the case of certain corporations, some dividends are eligible for the dividends-received deduction. To the extent the Fund's and the Underlying Funds' distributions are paid from these types of dividends, and provided certain other shareholder level requirements are satisfied, the Fund's individual and non-corporate shareholders may be eligible to claim the reduced tax rate for the distributions and the Fund's corporate shareholders may be eligible to claim the dividends-received deduction.

Foreign countries may impose withholding and other taxes on the Underlying Fund's dividend and interest income. Provided that at the end of the fiscal year more than 50% of an Underlying Fund's assets are invested in stocks and securities of foreign corporations or governments, that Underlying Fund may make an election under the Internal Revenue Code allowing shareholders to take a credit or deduction on their federal income tax returns for the foreign taxes paid by the Underlying Fund.

After the end of each calendar year the Fund will send you and the Internal Revenue Service statements showing the amount of any taxable distributions you received in the previous year and will separately identify any portion of these distributions that qualify for taxation as long-term capital gains or for any other special tax treatment.

The Fund and each Underlying Fund have qualified and intend to qualify each year to be taxed as regulated investment companies under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but reserve the right not to so qualify. In each year that the Fund or an Underlying Fund qualifies as a regulated investment company, it will not be subject to federal income taxes on its income that it distributes to shareholders.

If you are neither a lawful permanent resident nor a citizen of the United States, or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gain) generally will be subject to a 30% U.S. withholding tax, unless a lower rate applies under an income tax treaty. For the Fund's taxable years beginning before January 1, 2010, certain distributions that are designated by the Fund as interest-related dividends or short-term gain dividends and paid to a foreign shareholder will be eligible for an exemption from U.S. withholding tax. To the extent the Fund's distributions are derived from dividends, they will not be eligible for this exemption.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you are not a corporation and have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

Avoid "Buying a Distribution." If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares, and then receive a portion of the price back as a taxable dividend or capital gain.

Remember, There May be Taxes on Transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you receive when you sell or exchange them. Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders, resulting in a reduction in the basis in their shares. If this occurs, the Fund will notify you.

This information is only a summary of certain federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.

FINANCIAL HIGHLIGHTS

Moderate Investor Fund

MORE INFORMATION ABOUT THE UNDERLYING FUNDS

More Information About the Underlying Funds

Oppenheimer Capital Appreciation Fund – This Underlying Fund seeks capital appreciation. It invests mainly in common stocks of "growth companies." These may be newer companies or companies of any capitalization range that the portfolio manager established may appreciate in value over the long-term.

The portfolio manager looks for growth companies with stock prices that it believes are reasonable in relation to overall stock market valuations. In seeking broad diversification of the Fund's portfolio among industries and market sectors, the portfolio manager focuses on factors that may vary in particular cases and over time. Currently the portfolio manager looks for:

  companies in business areas that have above-average growth potential, companies with growth rates that the portfolio managers believe are sustainable over time, stocks with reasonable valuations relative to their growth potential.

This Underlying Fund may sell the stocks of companies that the portfolio manager believes no longer meet the above criteria.

Oppenheimer Developing Markets Fund – This Underlying Fund aggressively seeks capital appreciation. It invests mainly in common stocks of issuers in emerging and developing markets throughout the world.

  This Underlying Fund emphasizes investments in common stocks and other equity securities.
  Under normal market conditions, this Underlying Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of issuers whose principal activities are in at least three developing markets.
  This Underlying Fund may at times invest up to 100% of its total assets in foreign securities.
  This Underlying Fund will emphasize investments in growth companies which can be in any market capitalization range.

The portfolio manager looks primarily for foreign companies in developing markets with high growth potential. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations and product development, as well as its position in its industry. The portfolio manager also considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends.

Oppenheimer Discovery Fund – This Underlying Fund seeks capital appreciation.

This Underlying Fund mainly invests in common stocks of U.S. companies that the portfolio manager believes have favorable growth prospects. It emphasizes stocks of small-capitalization issuers. This Underlying Fund currently defines small-capitalization or "small-cap" issuers as companies that have a market capitalization of less than $3 billion when this Underlying Fund buys them. That capitalization range may change over time. While these stocks may be traded on stock exchanges, in many cases this Underlying Fund buys over-the-counter securities.

This Underlying Fund's approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations and product development, as well as its position in its industry. The portfolio manager also evaluates research on particular industries, market trends and general economic conditions.

 The portfolio manager looks primarily for companies with high growth potential. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations and product development, as well as its position in its industry. The portfolio manager also evaluates factors affecting particular industries, market trends and general economic conditions.

Oppenheimer Global Fund – This Underlying Fund seeks capital appreciation. This Underlying Fund invests mainly in common stock of U.S. and foreign companies. It can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, it currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. This Underlying Fund does not limit its investments to companies in a particular capitalization range, but primarily invests in mid- and large-cap companies.

As a fundamental policy, this Underlying Fund normally will invest in at least three countries (one of which may be the United States). Typically, it invests in a number of different countries. This Underlying Fund is not required to allocate its investments in any set percentages in any particular countries.

In seeking portfolio diversification, the portfolio manager currently focuses on foreign companies with the following factors, which may vary in particular cases and may change over time:

  Worldwide growth-oriented companies of any market capitalization;
  Companies that may benefit from global growth trends at attractive valuations;
  Companies with strong competitive positions and high demand for their products or services;
  Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

Oppenheimer Global Opportunities Fund – This Underlying Fund seeks capital appreciation consistent with preservation of principal while providing current income. As a fundamental policy, it will normally invest in at least four countries (including the United States).

This Underlying Fund invests mainly in equity securities of issuers in the U.S. and foreign countries. The portfolio manager expects some of those equity securities to pay dividends, which would produce income for this Underlying Fund. Currently this Underlying Fund emphasizes investments in equities, but it may also invest in debt securities. This Underlying Fund is not required to invest any set percentage of its assets to seek capital appreciation or income. It can invest in any country, including countries with developed or emerging markets, but currently emphasizes investments in developed markets. As a fundamental policy, it will normally invest in at least four countries (including the United States).

This Underlying Fund can invest in securities of corporate issuers in all capitalization ranges. It currently invests a substantial portion of its assets in small- and mid- sized companies (currently, those having a market capitalization less than $11 billion) whose prices may be more volatile than stocks issued by larger companies. The Fund may also invest in debt securities and may invest up to 25% of its assets in "lower-grade" securities, commonly known as "junk bonds." The Fund does not currently intend to invest more than 15% of its assets in lower-grade securities, however.

Currently the portfolio manager looks for growth opportunities such as companies in industries with substantial barriers to new competition, for example businesses with high start-up costs or patent protection. The portfolio manager may also invest in securities of issuers in "special situations," such as mergers, reorganizations, restructurings or other unusual events.

Oppenheimer International Bond Fund – This Underlying Fund's primary objective is to seek total return. The secondary objective, is to seek income when consistent with total return.

This Underlying Fund invests mainly in debt securities of foreign government and corporate issuers. It can invest in various types of debt securities generally, referred to as "bonds," including long-term and short-term government bonds, corporate debt obligations, "structured" notes, participation interests in loans, "zero-coupon" or "stripped" securities, certain mortgage-related or asset-backed securities and other debt obligations.

  Under normal market conditions, this Underlying Fund invests at least 80% of its net assets plus borrowings for investment purposes, in "bonds."
  It typically invests in at least three countries other than the United States.
  It invests in debt securities of issuers in both developed and emerging markets throughout the world.
  It may buy securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range.
  It may invest in debt securities having short, intermediate or long maturities.
  It can invest in rated or unrated securities. It does not limit its investments to a particular credit quality or rating category and can invest without limit in securities below investment-grade (commonly called "junk bonds"). Therefore, this Underlying Fund's credit risks are greater than those of funds that buy only investment-grade bonds.

The Fund may also use derivatives to seek increased returns or to try to manage investment risks. Options, forward contracts, futures contracts, swaps, and "structured" notes are examples of derivatives the Fund can use.

In selecting securities, this Underlying Fund's portfolio manager evaluates the overall investment opportunities and risks in individual national economies. The portfolio manager analyzes the business cycle in developed countries, and analyzes political factors and exchange rates in emerging market countries. The portfolio manager currently focuses on the following factors, which may vary in particular cases and may change over time:

  Opportunities for higher yields than are available in U.S. markets, and
  Opportunities in investments denominated in foreign currencies that compare favorably to the U.S. dollar.

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (it is legally part of this prospectus).
ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Annual and Semi-Annual Reports provide additional information about the Fund's investments and performance. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-21686 PS0545.001.0510

Oppenheimer Portfolio Series
Equity Investor Fund
NYSE Ticker Symbols
Class A	OAAIX
Class B	OBAIX
Class C	OCAIX
Class N	ONAIX
Class Y	OYAIX

Prospectus dated May __, 2010
Oppenheimer Portfolio Series Equity Investor Fund is a mutual fund that seeks long-term growth of capital. The Fund is a special type of mutual fund known as a "fund of funds" because it invest in other mutual funds.

     This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this prospectus carefully before you invest and keep it for future reference about your account.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Inside Front Cover

To Summary Prospectus

THE FUND SUMMARY

Investment Objective

Investment Objective. The Fund seeks long-term growth of capital. It is a special type of mutual fund known as a "fund of funds" because it primarily invests in other mutual funds.

Fees and Expenses of the Fund

Fees and Expenses of the Fund. The table below describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Class A Shares" beginning on page ___ of the prospectus and in the sections "How to Buy Shares-Reduced Sales Charges" beginning on page ___ and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class B Shares	Class C Shares	Class N Shares	Class Y Shares
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	5%	1%	1%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Class A Shares	Class B Shares	Class C Shares	Class N Shares	Class Y Shares
Management Fees	None	None	None	None	None
Disribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses	%	%	%	%	%
Acquired Fund Fees and Expenses	%	%	%	%	%
Total Annual Operating Expenses	%	%	%	%	%

[* The Manager has agreed to waive fees and/or reimburse Fund expenses [insert any applicable waiver info]. That undertaking may be amended or withdrawn after one year from the date of this prospectus.]

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$	$	$	$	$	$	$	$
Class B Shares	$	$	$	$	$	$	$	$
Class C Shares	$	$	$	$	$	$	$	$
Class N Shares	$	$	$	$	$	$	$	$
Class Y Shares	$	$	$	$	$	$	$	$

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was ___% of the average value of its portfolio.

Principal Investment Strategies

Principal Investment Strategies. The Fund is a special type of mutual fund known as a "fund of funds" because it invests in other mutual funds. Those funds are referred to as the "Underlying Funds."

Under normal market conditions, the Fund invests in shares of some or all of the following Underlying Funds that were chosen based on the Manager's determination that they could provide long-term growth of capital: Oppenheimer Capital Appreciation Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Global Fund, Oppenheimer Global Opportunities Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Oppenheimer Main Street Fund,® Oppenheimer Main Street Opportunity Fund,® Oppenheimer Main Street Small Cap Fund,® Oppenheimer Master International Value Fund, LLC, Oppenheimer Quest International Value Fund, Oppenheimer Real Estate Fund, Oppenheimer Rising Dividends Fund, Inc., Oppenheimer Small- & Mid- Cap Value Fund and Oppenheimer Value Fund.
The Manager seeks to diversify the Fund's assets by selecting Underlying Funds with different investment guidelines and styles. Under normal market conditions, the Fund allocates its assets among the Underlying Funds based on asset allocation target ranges of 45-65% in U.S. equities and 35-55% in foreign equities. Equity securities include common stock, preferred stock, rights and warrants, and securities convertible into common stock. Foreign equities are securities of issuers outside of the United States, including issuers in emerging or developing markets. The Fund's asset allocation targets may vary in particular cases and may change over time.
The Manager monitors the Underlying Fund selections and periodically rebalances the Fund's investments to bring them back within their target asset allocation ranges. In response to changing market or economic conditions, the Manager may change the Underlying Funds or the Fund's target asset allocation ranges at any time, without prior approval from or notice to shareholders.

For temporary periods, the Fund may hold a portion of its assets in cash, money market securities or other similar, liquid investments. This will generally occur at times when the Manager is unable to immediately invest cash received from purchases of Fund shares or from redemptions of other investments.

Principal Risks

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from poor Underlying Fund selection or asset allocation, which could cause the Fund to underperform other funds with similar objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

The following summarizes the main risks that the Fund is subject to based on its investments in the Underlying Funds. The risks described below are risks to the Fund's overall portfolio. These are generally different from the risks of any one Underlying Fund. While each Underlying Fund has certain risk characteristics, the strategy of allocating the Fund's assets to different Underlying Funds may allow those risks to be offset to some extent.

Risks of Investing in the Underlying Funds. Each of the Underlying Funds has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, it will have greater exposure to the risks of that Underlying Fund. The main risks of the Underlying Funds' investments are summarized in the Fund's prospectus and the investment objective and principal investments of each of the Underlying Funds are described in the section "More Information About the Underlying Funds" beginning on page [##]. There is no guarantee that the Fund or any Underlying Fund will achieve its investment objective.

The Underlying Funds will pursue their investment objectives and policies without the approval of the Fund. If an Underlying Fund were to change its investment objective or policies, the Fund may be forced to sell its shares of that Underlying Fund at a disadvantageous time. The prospectuses and Statements of Additional Information of the Underlying Funds are available without charge by calling toll free at 1-800-225-5677 and can also be viewed and downloaded on the OppenheimerFunds website at www.oppenheimerfunds.com.

Allocation Risk. The Fund's ability to achieve its investment objective depends largely upon selecting the best mix of Underlying Funds. There is the risk that the Manager's evaluations and assumptions regarding the Underlying Funds' prospects may be incorrect in view of actual market conditions.

Market Risk. The value of the securities in which the Underlying Funds invest may be affected by changes in the securities markets. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. markets may move in the opposite direction from one or more foreign markets.

Main Risks of Investing in Equity Securities. Stocks and other equity securities held by the Underlying Funds fluctuate in price in response to changes in equity markets in general, and at times equity securities may be very volatile. The prices of individual equity securities may not all move in the same direction or at the same time. For example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. Different stock markets may behave differently from each other.

Other factors may affect the price of a particular company's securities. Those factors include poor earnings reports, loss of customers, litigation, or changes in regulations affecting the company or its industry. To the extent that an Underlying Fund emphasizes investments in securities of a particular type, for example foreign stocks, stocks of small- or mid-sized companies, growth or value stocks, or stocks of companies in a particular industry, its share value may fluctuate more in response to events affecting the market for those types of securities.

Main Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the the settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in emerging or developing market countries.

Foreign securities owned by an Underlying Fund may trade on weekends or other days when the Fund and the Underlying Funds do not price their shares. As a result, the value of the Fund's net assets value may change on days when you will not be able to purchase or redeem the Fund's shares. Fund shareholders may be unable to deduct or take a credit for foreign taxes paid by the Underlying Funds on their foreign investments.

     Time-Zone Arbitrage. The Underlying Funds may invest in securities of foreign issuers that are traded in U.S. or foreign markets. If an Underlying Fund invests a significant amount of its assets in foreign securities, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the New York Stock Exchange (the "NYSE") that day, when the Underlying Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Underlying Fund's use of "fair value pricing" under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Manager and the Board believe to be their fair value, may help deter those activities.

     Special Risks of Developing and Emerging Markets. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Affiliated Portfolio Risk. In managing the Fund, the Manager will have authority to select and substitute Underlying Funds. The Manager may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to it by some Underlying Funds are higher than the fees paid by other Underlying Funds. However the Manager's fund-of-funds committee monitors the investment process, identifies, addresses and resolves any potential issues and reports to the Boards of the Fund and of each Underlying Fund at least annually.

Who Is the Fund Designed For? The Fund is designed primarily for investors seeking capital appreciation over the long-term. The Fund does not seek income, and its primary focus is investment in stocks. Because of its focus on long-term growth, the Fund may be appropriate for investors with longer term investment goals. Those investors should be willing to assume the greater risks of short-term share price fluctuations that are typical for an aggressive equity allocation The Fund is not designed for investors needing current income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year and the life of the Fund compare with those of two broad measures of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at:
https://www.oppenheimerfunds.com/fund/investors/overview/PortfolioSeriesEquityInvestorFund

Sales charges are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was __% (__) and the lowest was __% (__). For the period ______ the cumulative return before taxes was __%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns for the periods ended December 31, 2009	1 Year	Life of class
Class A Shares (inception 04/05/05)
Return Before Taxes	%	%
Return After Taxes on Distributions	%	%
Return After Taxes on Distributions and Sale of Fund Shares	%	%
Class B Shares (inception 04/05/05)%		%
Class C Shares (inception 04/05/05)%		%
Class N Shares (inception 04/05/05)%		%
Class Y Shares (inception 04/05/05)%		%
S&P 500 Index	%	%*
(reflects no deduction for fees, expenses or taxes)
MSCI World IndexSM	%	%*
(reflects no deduction for fees, expenses or taxes)

*From 3-31-05

Investment Adviser

Investment Adviser. OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager").

Portfolio Manager

Portfolio Manager. Alan C. Gilston has been portfolio manager of the Fund since February 2009 and Vice President of the Fund since December 2009.

Purchase and Sale of Fund Shares

Purchase and Sale of Fund Shares. In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. For certain investment plans and retirement accounts, the minimum initial investment is $500 and, for some, the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250.
     Shares may be purchased through a financial intermediary or the Distributor or redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1-800-225-5677. Share transactions may be paid by check, by Federal funds wire or directly from or into your bank account.

Taxes

Taxes. If your shares are not held in a tax-deferred account, Fund distributions are subject to federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE ABOUT THE FUND

About the Fund's Investments

The allocation of the Fund's portfolio among Underlying Funds with different types of investments will vary over time and the Underlying Fund's portfolios might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's and the Underlying Funds' investment policies and risks.

THE FUND'S PRINCIPAL INVESTMENT POLICIES AND RISKS. The following strategies and types of investments are the ones that the Fund and certain Underlying Funds consider to be the most important in seeking to achieve their investment objectives and the following risks are those the Fund expects its portfolio to be subject to as a whole.

INVESTMENTS IN THE UNDERLYING FUNDS. Under normal circumstances, the Fund invests in a diversified portfolio made up of varying allocations of investments in the Underlying Funds. The mix of Underlying Funds was chosen to seek diversification and to implement the Fund's allocation strategies. The choice of Underlying Funds, the objectives and policies of the Underlying Funds and the Fund's allocations to the Underlying Funds may change from time to time without approval by the Fund's shareholders.

An Underlying Fund may have investment policies similar to those of one of the other Underlying Funds or other funds advised by the Manager. If one of those other funds purchases or sells a particular security at the same time that an Underlying Fund is purchasing or selling it, such purchases or sales could affect the supply or price of the security. The simultaneous purchase of a security by one Underlying Fund and its sale by another Underlying Fund could also increase the trading costs borne indirectly by the Fund.

EQUITY SECURITIES. Most of the Underlying Funds invest primarily in common stock or other types of equity securities, including preferred stocks, rights and warrants, and securities convertible into common stock. The issuers may be small, medium or large capitalization companies, as defined in the particular Underlying Fund's prospectus. Not all Underlying Funds define small- and mid-cap issuers in the same way. Some of the Underlying Funds may emphasize investments in "growth" securities or "value" securities.

  Common Stock. Common stock represents an ownership interest in the issuer and fluctuates in price in response to conditions affecting the issuer or changes in equity markets in general. An Underlying Fund may invest in common stock to seek capital appreciation, dividend income or both. Common stock is generally subordinate to the other securities of an issuer.
  Preferred Stock. Preferred stocks are a form of equity security that typically have a fixed dividend that may cause their prices to behave more like those of debt securities. Preferred stock dividends may be cumulative (they remain a liability of the company until they are paid) or non-cumulative. If prevailing interest rates rise, the fixed dividend on preferred stock may be less attractive, causing the price of preferred stocks to decline. The right to payment of dividends on preferred stock is generally subordinate to the rights of a corporation's debt securities.
  Convertible Securities. Some of the Underlying Funds may also buy interest bearing securities that are convertible into common stock. While many convertible securities are debt securities, the Underlying Funds consider some of them to be "equity equivalents" because of their features allowing them to be converted into common stock. Convertible securities may be subject to the risks of the common stock of the issuer as well as to credit risk and interest rate risk. Some of the Underlying Funds may buy convertible securities rated below investment grade by nationally recognized rating organizations. The credit rating of an "equity equivalent" convertible security generally has less impact on the Underlying Fund's investment decisions than in the case of other debt securities.

     Foreign Equity Securities. Some of the Underlying Funds primarily invest in stocks and other equity securities of companies organized under the laws of a foreign country or companies that have a substantial portion of their operations or assets abroad, or derive a substantial portion of their revenue of profits from businesses, investments or sales outside of the United States. Foreign securities may include securities traded primarily on foreign securities exchanges or in foreign over-the-counter markets. Some of the Underlying Funds consider securities of foreign issuers that are represented in the U.S. securities markets by American Depository Receipts ("ADRs") or similar depository arrangements to be "foreign securities" for purposes of their investment allocations.

Industry and Regional Focus. At times, an Underlying Fund may emphasize investments in a particular industry, group of industries, sector or region of the world. Securities of issuers in a particular industry or region might be affected by changes in economic conditions or by changes in government regulations, availability of basic resources or supplies, or other events that affect that industry or region more than others.

Non-Diversification. While the Fund is a "diversified" fund under the Investment Company Act of 1940, one of the Underlying Funds, Oppenheimer Real Estate Fund, is a "non-diversified" fund. Accordingly, that fund can invest a greater portion of its assets in the securities of a single issuer than a "diversified" fund can. To the extent that it invests a relatively high percentage of its assets in the securities of a single issuer or a small group of issuers, it is subject to additional risk of loss if those securities lose market value.

Growth Investing. Growth companies are companies whose earnings and stock prices are expected to grow at a faster rate than the overall market. Growth companies can be new companies or established companies that may be entering a growth cycle in their business. Their anticipated growth may come from developing new products or services or from expanding into new or growing markets. Growth companies may be applying new technologies, new or improved distribution methods or new business models that could enable them to capture an important or dominant market position. They may have a special area of expertise or the ability to take advantage of changes in demographic or other factors in a more profitable way. Although newer growth companies may not pay any dividends for some time, their stocks may be valued because of their potential for price increases.

     Risks of Growth Investing. If a growth company's earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.

Value Investing. Value investing seeks stocks that are priced below their real or prospective worth. Value investing uses fundamental analysis and research to seek to identify issuers whose securities are undervalued in the marketplace in relation to factors such as their earnings potential, assets, industry position, management strength and cash flows. Undervalued companies may have lower stock prices because the market is not aware of their intrinsic value or does not yet fully recognize their future potential. The price of those securities may increase if other investors recognize a company's current or potential worth.

     Risks of Value Investing. Value investing entails the risk that if the market does not recognize that a selected security is undervalued, the prices of that security might not appreciate as anticipated. A value investing approach could also lead to acquiring fewer securities that might experience rapid price increases during times of market advances. This could cause the investments to underperform strategies that seek capital appreciation by employing only a growth or other non-value approach. Value investing has also gone in and out of favor during past market cycles and is likely to continue to do so. During periods when value investing is out of favor or when markets are unstable, the securities of "value" companies may underperform the securities of "growth" companies.

Risks of Small- and Mid-Sized Companies. Small- and mid-sized companies may be either established or newer companies, including "unseasoned" companies that have been in operation for less than three years. While smaller companies might offer greater opportunities for gain than larger companies, they also involve greater risk of loss. They may be more sensitive to changes in a company's earnings expectations and may experience more abrupt and erratic price movements. Smaller companies' securities often trade in lower volumes and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-sized companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-sized companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. Securities of small, unseasoned companies may be particularly volatile, especially in the short-term, and may have very limited liquidity. It may take a substantial period of time to realize a gain on an investment in a small- or mid-sized company, if any gain is realized at all.

The Underlying Funds may use different definitions of small- or mid-cap companies, as stated in Underlying Funds' prospectuses. To the extent that some of the Underlying Funds invest significantly in small-cap securities, because those securities may be traded infrequently, investors may seek to trade shares of those funds based on their knowledge or understanding of the value of those types of securities (this is sometimes referred to as "price arbitrage"). Such price arbitrage, if otherwise successful, might interfere with the efficient management of an Underlying Fund's portfolio to a greater degree than would be the case for funds that invest in more liquid securities, because the fund may have difficulty selling those securities at advantageous times or prices to satisfy the liquidity requirements created by large and/or frequent trading activity. Successful price arbitrage activities might also dilute the value of an Underlying Fund's shares held by other shareholders.

OTHER INVESTMENT STRATEGIES AND RISKS. The Underlying Funds can also use the investment techniques and strategies described below. An Underlying Fund might not use all of these techniques or strategies or might only use them from time to time.

Investing in Special Situations. Some of the Underlying Funds might periodically seek to benefit from what they perceive to be a "special situation," such as a merger, reorganization, restructuring or other unusual event that is expected to affect a particular issuer. However, there is a risk that the anticipated change or event might not occur, which could have a negative impact on the price of the issuer's securities. An Underlying Fund's investment might not produce the expected gains or could incur a loss for the portfolio.

Cyclical Opportunities. Some Underlying Funds might seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes. An Underlying Fund might also seek to gain from cyclical events that might affect particular issuers or industries. There is a risk that if a cyclical event does not have the anticipated effect, the value of the Underlying Fund's investment could fall.

Risks of Technology Stocks. Certain Underlying Funds may invest in technology stocks. The types of companies the portfolio managers of those Underlying Funds consider to be technology companies can be expected to change over time as developments in technology occur. Technology companies and companies having significant investments in technology are particularly vulnerable to the risks of technology markets and economic events that affect those markets. The technology sector has historically exhibited great fluctuation in valuations. The stock prices of technology companies have been highly volatile, largely due to the rapid pace of product changes and developments within the sector. That price volatility may be expected to continue into the future.

Some technological developments may never become commercially successful or may rapidly become obsolete. Technologies that are dependent on consumer demand may also be more sensitive to changes in consumer spending patterns. Technology companies focusing on the information and telecommunications sectors may be adversely affected by international, federal and state regulations.

Special Risks of Initial Public Offerings (IPOs). One of the Underlying Funds, Oppenheimer Main Street Small Cap Fund, has no limit on the amount of its assets that can be invested in IPOs. By definition, securities issued in IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include, among others, the fact that there may be only a limited number of shares available for trading. The market for those securities may be unseasoned. The issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for that Underlying Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.

Rights and Warrants. Rights and warrants provide the option to purchase equity securities at a specific price during a specific period of time.

When-Issued and Delayed-Delivery Transactions. Some of the Underlying Funds may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "delayed-delivery" basis. When-issued and delayed-delivery securities are purchased at a price that is fixed at the time of the transaction, with payment and delivery of the security made at a later date. During the period between purchase and settlement, the Underlying Fund makes no payment to the issuer and no interest accrues to the Underlying Fund from the investment.
The securities are subject to changes in value from market fluctuations during the period until settlement and the value of the security on the delivery date may be more or less than the Underlying Fund paid. An Underlying Fund may lose money if the value of the security declines below the purchase price.

Investments in Real Estate Securities. One of the Underlying Funds, Oppenheimer Real Estate Fund, invests primarily in shares of real estate investment trusts (REITs). It can also invest in real estate operating companies (REOCs) and other real estate related securities. REITs can generally be classified as Equity REITs, Mortgage REITs or Hybrid REITs. That Underlying Fund invests primarily in Equity REITs.

  Equity REITs. Equity REITs are companies that primarily invest in real property and derive income mainly from the collection of rents. Equity REITs may also realize capital gains by investing in and selling properties that have appreciated in value.
  Mortgage REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.
  Hybrid REITs. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

Because that Underlying Fund concentrates its assets in the real estate industry, its performance is closely linked to the performance of the real estate markets. Property values or revenues from real estate investments may fall due to many different factors, including: disruptions to real estate sales markets, increased vacancies or declining rents, negative economic developments affecting businesses or individuals, increased real estate operating costs, lower real estate demand, oversupply, obsolescence, competition, uninsured casualty losses, condemnation losses, environmental liabilities, the failure of borrowers to repay loans in a timely manner, changes in prevailing interest rates or rates of inflation, lack of available credit or changes in federal or state taxation policies affecting real estate. The price of a real estate company's securities may also drop because of dividend reductions, lowered credit ratings, poor company management, or other factors that affect companies in general. Smaller REIT companies may be subject to greater risks than larger REIT companies. Because that Underlying Fund invests primarily in real estate securities, it may perform poorly during a downturn in that industry.

FIXED-INCOME INVESTMENTS. Certain of the Underlying Funds invest primarily in debt securities to seek income for defensive purposes or for liquidity purposes pending the purchase of new investments or to have cash to pay for redemptions. Some of the fixed-income investments the Underlying Funds might invest in include:

  money market instruments;
  securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, including: Treasury securities, Mortgage-related government securities (interests in pools of residential or commercial mortgages, in the form of collateralized mortgage obligations and other "pass-through" mortgage securities) and forward roll transactions (also referred to as "mortgage dollar rolls");
  zero-coupon and stripped securities;
  commercial paper (short-term corporate debt);
  foreign debt securities, including securities issued by foreign governments and companies, as well as "supra-national" entities, such as the World Bank; and
  repurchase agreements.

Fixed-income investments may be subject to the following risks:

  Interest Rate Risk. The values of debt securities are subject to change when prevailing interest rates change. When interest rates fall, the values of outstanding debt securities generally rise. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. These fluctuations will often be greater for longer-term debt securities than for shorter-term debt securities. Zero-coupon or "stripped" securities may be particularly sensitive to interest rate changes. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks.
  Prepayment Risk. Certain fixed-income securities are subject to the risk of unanticipated prepayment. That is the risk that when interest rates fall, borrowers will repay the mortgages that underlie these securities more quickly than expected, causing the issuer of the security to repay the Underlying Fund prior to the security's expected maturity. The Underlying Fund may need to reinvest the proceeds at a lower interest rate, reducing its income.
  Extension Risk. If interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result.
  Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a security might not make the interest and principal payments on the security as they become due. U.S. Government securities generally have low credit risks, while securities issued by private issuers or certain foreign governments generally have greater credit risks. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities.

     Special Risks of Lower-Grade Securities. Some of the Underlying Funds may invest in securities with credit ratings below investment grade (commonly called "junk bonds"). That means that they are rated lower than "Baa" by Moody's Investors Service or "BBB" by Standard & Poor's Rating Service or have comparable ratings by other nationally-recognized rating organizations or are unrated securities that the Manager considers to be of equivalent quality. The credit risks of those Underlying Funds may be greater than those of funds that buy only investment-grade securities. Lower-grade debt securities may be subject to greater price fluctuations than investment-grade debt securities. Securities that are (or that have fallen) below investment grade may have a greater risk that the issuer might default on its obligation to pay interest or repay principle. There may be less of a market for those securities, making it harder to value them or sell them at an acceptable price. These risks may reduce an Underlying Fund's share prices and the income it earns.

DERIVATIVE INVESTMENTS. The Underlying Funds can invest in a number of different types of "derivative" investments. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may allow an Underlying Fund to increase or decrease its exposure to certain markets or risks.

Some Underlying Funds may use derivatives to seek income or capital gain or to hedge against the risks of other investments. Options, futures, forward contracts and swaps are some of the types of derivatives the Underlying Funds can use. The Underlying Funds may also use other types of derivatives that are consistent with their investment strategies or for hedging purposes. The Underlying Funds are not required to use derivatives in seeking their investment objectives or for hedging and might not do so.

Oppenheimer International Growth Fund can only invest up to 25% of its net assets in derivatives. Other Underlying Funds have no stated limit on derivative investments, but will comply with all applicable laws and regulations. There is no target range for indirect investment in derivatives at the Fund level.

Put and Call Options. Some Underlying Funds may buy and sell call and put options on futures contracts (including commodity futures contracts), commodity indices, financial indices, securities indices, currencies, financial futures, swaps and securities. A call option gives the buyer the right, but not the obligation, to purchase an underlying asset at a specified (strike) price. A put option gives the buyer the right, but not the obligation, to sell an underlying asset at a specified price. Options may be traded on a securities exchange or over-the-counter. Options on commodity futures contracts are traded on the same exchange on which the underlying futures contract is listed.

Some Underlying Funds are limited to selling call options if they are "covered." For call options on securities, that means the Underlying Fund owns the securities that are subject to the call. For other types of call options, the Underlying Fund would be required to identify liquid assets to cover its obligation under option. An Underlying Fund may have no limit on the amount of its total assets that may be subject to covered calls. Some Underlying Funds that also sell put options must identify liquid assets to cover any put options they sell.

     Special Risks of Options. If an Underlying Fund sells a put option, there is a risk that it may be required to buy the underlying investment at a disadvantageous price and if an Underlying Fund sells a call option, there is a risk that it may be required to sell the underlying investment at a disadvantageous price. If an Underlying Fund sells a call option on an investment that it owns (referred to as a "covered call") and the investment has increased in value when the call option is exercised, the Underlying Fund will be required to sell the investment at the call price and will not be able to realize any of the investment's value above the call price. Options may involve economic leverage, which could result in greater price volatility than other investments.

Futures Contracts. Certain Underlying Funds can buy and sell futures contracts, including financial futures contracts and commodities futures contacts. Futures contracts are agreements in which one party agrees to buy an asset from the other party at a later date at a price and quantity agreed-upon when the contract is made. Futures contracts are traded on futures exchanges, which offer a central marketplace in which to originate futures contracts and clear trades in a secondary market. Futures exchanges also provide standardization of expiration dates and contract sizes. Buyers of futures contracts do not own the underlying asset or commodity unless they decide to accept delivery at expiration of the contract. Financial futures contracts are standardized commitments to either purchase or sell designated financial instruments at a future date for a specified price, and may be settled in cash or through delivery of the underlying instrument. Delivery of the underlying commodity to satisfy a commodity futures contract rarely occurs and buyers typically close-out their positions before expiration. Generally, an Underlying Fund expects to satisfy or offset the delivery obligations under a futures contract by taking an equal but opposite position in the futures market in the same underlying instrument. The Underlying Funds' investments in futures contracts may involve substantial risks.

     Special Risks of Futures Contracts. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. An Underlying Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Forward Contracts. Forward contracts are foreign currency exchange contracts that are used to buy or sell foreign currency for future delivery at a fixed price. Although each Underlying Fund values its assets daily in terms of U.S. dollars, the Underlying Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. An Underlying Fund may use forward contracts to try to protect against declines in the U.S. dollar value of foreign securities that it owns and against increases in the dollar cost of foreign securities it anticipates buying. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases. Forward contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

     Forward Contract Risks. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. Investments in forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing an Underlying Fund to sustain losses on these contracts and to pay additional transaction costs.

Interest Rate Swaps. In an interest rate swap, the Underlying Fund and another party exchange the right to receive interest payments on a security or other reference rate. For example, they might swap the right to receive floating rate payments for the right to receive fixed rate payments. The terms of the instrument are generally negotiated by an Underlying Fund and the swap counterparty. An interest rate swap may be embedded within a structured note or other derivative instrument.

Interest rate swaps are subject to interest rate risk and credit risk. An interest rate swap transaction could result in losses if the underlying asset or reference does not perform as anticipated. Interest Rate swaps are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Underlying Fund may lose money.

Swap Transactions. There is no central exchange or market for swap transactions and therefore they are less liquid than exchange-traded instruments.

Hedging. All of the Underlying Funds may use derivatives for hedging purposes. Hedging transactions are intended to reduce the risk of security price declines, interest rate changes, currency rate changes or other risks in the Underlying Fund's portfolio. At times, however, a hedging instrument's value might not be correlated with the investment it is intended to hedge, and the hedge might be unsuccessful. If an Underlying Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, the strategy could reduce its return or create a loss.

Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform the way an Underlying Fund expects it to. Some derivatives have the potential for unlimited loss, regardless of the size of an Underlying Fund's initial investment. An Underlying Fund may also lose money on a derivative investment if the issuer fails to pay the amount due. Certain derivative investments held by an Underlying Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and can increase portfolio turnover. As a result of these risks, an Underlying Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful.

     Risks of Leverage. Some derivatives certain Underlying Funds buy involve a degree of leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. An Underlying Fund's use of certain economically leveraged derivatives can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When an Underlying Fund uses derivatives for leverage its share price will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of its investments.

The Underlying Funds are subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments. Under these requirements, an Underlying Fund must identify liquid assets (referred to sometimes as "asset segregation"), or engage in other measures, with regard to its derivative instruments.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

Investments by "Funds of Funds." Shares of certain Underlying Funds are offered as an investment to other Oppenheimer funds that act as "funds of funds." The Fund and the other funds of funds may invest significant portions of their assets in shares of those Underlying Funds. From time to time, those investments may also represent a significant portion of an Underlying Fund's outstanding shares or of its outstanding Class Y shares. The Oppenheimer funds of funds typically use asset allocation strategies that may cause them increase or reduce the amount of their investment in an Underlying Fund frequently, possibly on a daily basis during volatile market conditions. If the size of those purchases or redemptions were significant relative to the size of an Underlying Fund's assets, the Underlying Fund might be required to purchase or sell portfolio securities, which could increase its transaction costs and reduce the performance of all of its share classes. Further discussion of the possible effects of frequent trading in a fund's shares is included in the section "Limitations on Frequent Exchanges" in this prospectus.

Loans of Portfolio Securities. The Underlying Funds may loan their portfolio securities to brokers, dealers and financial institutions to seek income. Certain Underlying Funds have entered into a securities lending agreement with The Goldman Sachs Trust Company, doing business as Goldman Sachs Agency Lending ("Goldman Sachs") for that purpose. Under the agreement, Goldman Sachs will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Underlying Fund, however, will be responsible for the risks associated with the investment of cash collateral, including the risk that it may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower. The Underlying Funds' portfolio loans must comply with the collateralization and other requirements of the securities lending agreement, its securities lending procedures and applicable government regulations.

Each Underlying Fund limits its loans of portfolio securities to not more than 25% of its net assets.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund or an Underlying Fund and their shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund and the Underlying Funds. That may result in another fund or account holding investment positions that are adverse to an Underlying Fund's investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of an Underlying Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as an Underlying Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Underlying Funds and, as a result, the value of securities held by an Underlying Fund or its investment strategies may be adversely affected. Each Underlying Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and an Underlying Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager, however such policies and procedures may also limit the Fund's or the Underlying Funds' investment activities and affect their performance.

Investments in Oppenheimer Institutional Money Market Fund. The Fund and the Underlying Funds can invest their free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund, to provide liquidity or for defensive purposes. The Fund and the Underlying Funds invest in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than they could obtain on their own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, and is part of the Oppenheimer family of funds. It invests in a variety of short-term, high quality, dollar-denominated money market instruments issued by the U.S. Government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Fund or the Underlying Funds directly. At the time of an investment, the Fund or an Underlying Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As shareholders, the Fund and the Underlying Funds will be subject to their proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of each Underlying Fund's advisory fee to the extent of its share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Liquidity Facility. In order to pay cash to shareholders who redeem their shares on any given day, the Underlying Funds usually must hold cash in their portfolios, liquidate portfolio securities, or borrow money, each of which imposes certain costs. Certain Underlying Funds may also, from time to time, participate in a program offered by ReFlow, LLC ("ReFlow") to provide this required liquidity. ReFlow is designed to provide an alternative source of funding to help meet shareholder redemptions while minimizing an Underlying Fund's costs and cash flow disruptions (compared to selling portfolio securities or other liquidity facilities such as a line of credit) and allowing the Underlying Fund to remain more fully invested. ReFlow provides this liquidity by being prepared to purchase an Underlying Fund's shares equal to the amount of the Fund's net redemptions on any given day, at its closing net asset value. On subsequent days when the Underlying Fund experiences net subscriptions, ReFlow redeems its holdings at the Underlying Fund's net asset value on that day. When an Underlying Fund participates in the ReFlow program, it pays ReFlow a fee at a rate determined by a daily auction with other participating mutual funds in the ReFlow program. There is no assurance that ReFlow will have sufficient funds available to meet an Underlying Fund's liquidity needs on a particular day and ReFlow is prohibited from acquiring more than 3% of the outstanding shares of any Underlying Fund.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund or any Underlying Fund can invest up to 100% of its assets in investments that may be inconsistent with its principal investment strategies. Generally, the Fund or an Underlying Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. Government securities. The Fund or an Underlying Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of its shares or the sale of its portfolio securities or to meet anticipated redemptions of its shares. To the extent the Fund or an Underlying Fund invests in these securities, it might not achieve its investment objective.

Portfolio Turnover. A change in the securities held by a fund is known as "portfolio turnover." The Fund and the Underlying Funds may engage in active and frequent trading to try to achieve their investment objectives and may have portfolio turnover rates of over 100% annually. If the Fund or an Underlying Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. Increased portfolio turnover may also result in higher brokerage fees or other transaction costs, which can reduce an Underlying Fund's performance. Most of the Fund's portfolio transactions are purchases or sales of the Underlying Funds' shares, however, which do not entail any brokerage fees or transaction costs. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during past fiscal years.

CHANGES TO THE FUND'S INVESTMENT POLICIES. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares, however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is not a fundamental policy but will not be changed by the Fund's Board without advance notice to shareholders. Investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.
Certain investment objectives and strategies of the Underlying Funds are fundamental policies and others are non-fundamental policies, as indicated in each Underlying Fund's prospectus or Statement of Additional Information. Each Underlying Fund's Board can change non-fundamental policies without shareholder approval, including without the approval of the Fund.

PORTFOLIO HOLDINGS

The Fund's portfolio holdings are included in its semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Funds are Managed

THE MANAGER. OppenheimerFunds, Inc., the Fund's Manager, chooses its investments and handles its day-to-day business, subject to policies established by the Fund's Board of Trustees. The Manager carries out its duties under an investment advisory agreement with the Fund that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has been an investment adviser since 1960. The Manager and a subsidiary managed funds with nearly 6 million shareholder accounts as of March 31, 2010. The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees. Under the investment advisory agreements, the Manager does not charge a management fee to the Fund. However the Manager collects indirect management fees from the Fund's investments in the Underlying Funds and in Oppenheimer Institutional Money Market Fund. As of January 31, 2010, the Fund's weighted indirect management fees, as a percent of average daily net assets of the Fund was [ ]% for each Class of shares.

     The Manager has voluntarily agreed waive fees and/or reimburse the Fund for certain expenses so that the Total Annual Operating Expenses, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), will not exceed the annual rate of 1.45% for Class A, 2.20% for Class B and Class C, 1.70% for Class N and 1.20% for Class Y.

     The limitation will be applied after giving effect to any reimbursements by the Distributor of 12b-1 fees paid by a Fund with respect to investments in Class A shares of any Underlying Funds that do not offer Class Y shares. The expense limitations do not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business. The Manager is not required to waive or reimburse fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds and in Oppenheimer Institutional Money Market Fund.

A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory contract is available in each Fund's Annual Report to shareholders for the year ended January 31, 2010.

Portfolio Manager. The Fund's portfolio is managed by Alan C. Gilston, who is primarily responsible for the day-to-day management of the Fund's investment. Mr. Gilston has been a portfolio manager of the Fund since February 2009 and a Vice President of the Fund since December 2009.

     Mr. Gilston has been a member of the Fund's portfolio management team since February 2009. He has been a Vice President and portfolio manager of the Manager since September 1997 and was a member of the Manager's Risk Management Team during various periods. Mr. Gilston is a portfolio manager of other portfolios in the OppenheimerFunds complex.

     The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts he manages and his ownership of Fund shares.

Information about the portfolio managers of the Underlying Funds is available in the Portfolio Manager section of the individual prospectuses and Statements of Additional Information.

MORE ABOUT YOUR ACCOUNT

About Your Account

Where Can You Buy Fund Shares? Oppenheimer funds may be purchased either directly or through a variety of "financial intermediaries" that offer Fund shares to their clients. Financial intermediaries include securities dealers, financial advisors, brokers, banks, trust companies, insurance companies and the sponsors of fund "supermarkets," fee-based advisory or wrap fee programs or college and retirement savings programs.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors five different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. When you buy shares, be sure to specify the class of shares you wish to purchase. If you do not choose a class, your investment will be made in Class A shares.

Class A Shares. If you buy Class A shares, you will pay an initial sales charge on investments up to $1 million for regular accounts or lesser amounts for certain retirement plans or if you qualify for certain fee waivers. The amount of the sales charge will vary depending on the amount you invest. The sales charge rates for different investment amounts are listed in "About Class A Shares" below.

Class B Shares. If you buy Class B shares, you will pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge (distribution fee) over a period of approximately six years. If you sell your shares within six years after buying them, you will normally pay a contingent deferred sales charge. The amount of the contingent deferred sales charge varies depending on how long you own your shares, as described in "About Class B Shares" below.

Class C Shares. If you buy Class C shares, you will pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 12 months after buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "About Class C Shares" below.

Class N Shares. Class N shares are available only through certain retirement plans. If you buy Class N shares, you pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 18 months after the retirement plan's first purchase of Class N shares, you may pay a contingent deferred sales charge of 1.0%, as described in "About Class N Shares" below.

Class Y Shares. Class Y shares are offered only to certain institutional investors that have a special agreement with the Distributor and to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. See "About Class Y Shares" below.

Certain sales charge waivers may apply to purchases or redemptions of Class A, Class B, Class C or Class N shares. More information about those waivers is available in the Fund's Statement of Additional Information, or by clicking on the hyperlink "Sales Charges & Breakpoints" under the heading "Fund Information" on the OppenheimerFunds website at "www.oppenheimerfunds.com."

WHAT IS THE MINIMUM INVESTMENT? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. The minimum additional investment requirement does not apply to reinvested dividends from the Fund or from other Oppenheimer funds or to omnibus account purchases. A $25 minimum applies to additional investments through an Asset Builder Plan, an Automatic Exchange Plan or a government allotment plan established before November 1, 2002. Reduced initial minimums are available in certain circumstances, including under the following investment plans:

  For most types of retirement accounts that OppenheimerFunds offers, the minimum initial investment is $500.
  For certain retirement accounts that have automatic investments through salary deduction plans, there is no minimum initial investment.
  For an Asset Builder Plan or Automatic Exchange Plan or a government allotment plan, the minimum initial investment is $500.
  For certain fee-based programs that have an agreement with the Distributor, a minimum initial investment of $250 applies.

Minimum Account Balance. A $12 annual "minimum balance fee" is assessed on Fund accounts with a value of less than $500. The fee is automatically deducted from each applicable Fund account annually in September. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed. Small accounts may be involuntarily redeemed by the Fund if their value has fallen below $200 for reasons other than a decline in the market value of the shares.

Choosing a Share Class

CHOOSING A SHARE CLASS. Once you decide that the Fund is an appropriate investment for you, deciding which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. The Fund's operating costs that apply to a share class and the effect of the different types of sales charges on your investment will affect your investment results over time. For example, the net asset value and the dividends of Class B, Class C, and Class N shares will be reduced by additional expenses borne by those classes, such as the asset-based sales charge.

     Two of the factors to consider are how much you plan to invest and, while future financial needs cannot be predicted with certainty, how long you plan to hold your investment. For example, with larger purchases that qualify for a reduced initial sales charge on Class A shares, the effect of paying an initial sales charge on purchases of Class A shares may be less over time than the effect of the asset-based sales charges on Class B, Class C, or Class N shares. For retirement plans that qualify to purchase Class N shares, Class N will generally be the most advantageous share class. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate each of the factors to see if you should consider a different class of shares.

The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. These examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, if you do not plan to hold your shares for six years or more), you should consider investing in Class C shares. That is because of the effect of the initial sales charge on Class A shares or the Class B contingent deferred sales charge if you redeem within six years.
  Investing for the Longer Term. If you are investing less than $100,000 for the longer term and do not expect to need access to your money for six years or more, Class B shares may be appropriate.
  Amount of Your Investment. Your choice will also depend on how much you plan to invest. For shorter-term investments of less than $100,000, Class C shares might be the appropriate choice because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares you redeem after holding them for one year or more. However, if you plan to invest more than $100,000, and as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because over time the ongoing asset-based sales charge on Class C shares will have a greater impact on your account than the reduced front-end sales charge available for Class A share purchases of $100,000 or more. If you invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.

     The Distributor normally will not accept purchase orders from a single investor for more than $100,000 of Class B shares or for $1 million or more of Class C shares. Dealers or other financial intermediaries are responsible for determining the suitability of a particular share class for an investor.

Are There Differences in Account Features That Matter to You? Some account features may not be available for all share classes. Other features may not be advisable because of the effect of the contingent deferred sales charge. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

How Do Share Classes Affect Payments to Your Financial Intermediary? The Class B, Class C, and Class N contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge or contingent deferred sales charge on Class A shares: to compensate the Distributor for concessions and expenses it pays to brokers, dealers and other financial intermediaries for selling Fund shares. Those financial intermediaries may receive different compensation for selling different classes of shares. The Manager or Distributor may also pay dealers or other financial intermediaries additional amounts from their own resources based on the value of Fund shares held by the intermediary for its own account or held for its customers' accounts. For more information about those payments, see "Payments to Financial Intermediaries and Service Providers" below.

ABOUT CLASS A SHARES. Class A shares are sold at their offering price, which is the net asset value of the shares (described below) plus, in most cases, an initial sales charge. The Fund receives the amount of your investment, minus the sales charge, to invest for your account. In some cases, Class A purchases may qualify for a reduced sales charge or a sales charge waiver, as described below or in the Statement of Additional Information.

The Class A sales charge rate varies depending on the amount of your purchase. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession. The current sales charge rates and concessions paid are shown in the table below. There is no initial sales charge on Class A purchases of $1 million or more, but a contingent deferred sales charge (described below) may apply.

Amount of Purchase	Front-End Sales Charge As a Percentage of Offering Price	Front-End Sales Charge As a Percentage of Net Amount Invested	Concession As a Percentage of Offering Price
Less than $25,000	5.75%	6.10%	4.75%
$25,000 or more but less than $50,000	5.50%	5.82%	4.75%
$50,000 or more but less than $100,000	4.75%	4.99%	4.00%
$100,000 or more but less than $250,000	3.75%	3.90%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.60%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

Reduced Class A Sales Charges. Under a "Right of Accumulation" or a "Letter of Intent" you may be eligible to buy Class A shares of the Fund at the reduced sales charge rates that would apply to a larger purchase. The Fund reserves the right to modify or to cease offering these programs at any time.

  Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making, you can add the value of shares that you and your spouse currently own, and other purchases that you are currently making, to the value of your Class A share purchase of the Fund. You may count Class A, Class B and Class C shares of the Fund and other Oppenheimer funds and Class A, Class B, Class C, Class G and Class H units in adviser sold Section 529 plans, for which the Manager or the Distributor serves as the "Program Manager" or "Program Distributor." The Distributor or the financial intermediary through which you are buying shares will determine the value of the shares you currently own based on the greater of their current offering price or the amount you paid for the shares. For purposes of calculating that value, the Distributor will only take into consideration the value of shares owned as of December 31, 2007 and any shares purchased subsequently. The value of any shares that you have redeemed and the value of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge will not be counted for this purpose.  In totaling your holdings, you may count shares held in:

               ° your individual accounts (including IRAs, 403(b) plans and eligible 529 plans),
       ° your joint accounts with your spouse,
       ° accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors.

        A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer and Single K plans for the benefit of a sole proprietor).

        If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through a financial intermediary you must notify the intermediary of your eligibility for the Right of Accumulation at the time of your purchase.

        To count eligible shares held in accounts at other firms, you may be requested to provide the Distributor or your current financial intermediary with a copy of account statements showing your current holdings of the Fund, other eligible Oppenheimer funds or qualifying 529 plans. Shares purchased under a Letter of Intent may also qualify as eligible holdings under a Right of Accumulation.

  Letter of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A Letter of Intent is a written statement of your intention to purchase a specified value of Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G or Class H unit purchases in adviser sold Section 529 plans, for which the Manager or Distributor serves as the Program Manager or Program Distributor, over a 13-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to your Class A share purchases during that period. You must notify the Distributor or your financial intermediary of any qualifying 529 plan purchases or purchases through other financial intermediaries.

        Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the "reinvestment privilege" described below, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified shares" for satisfying the terms of a Letter.

        Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not complete the anticipated purchases, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose. Please refer to "How to Buy Shares – Letters of Intent" in the Fund's Statement of Additional Information for more complete information. You may also be able to apply the Right of Accumulation to purchases you make under a Letter of Intent.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on Class A purchases of shares of one or more of the Oppenheimer funds totaling $1 million or more. However, those Class A shares may be subject to a 1.0% contingent deferred sales charge if they are redeemed within an 18-month "holding period" measured from the beginning of the calendar month in which they were purchased (except for shares purchased in certain retirement plans, as described below). That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares or the aggregate net asset value of the redeemed shares at the time of redemption.

The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions and will not exceed the aggregate amount of the concessions the Distributor pays on all of your purchases of Class A shares, of all Oppenheimer funds, that are subject to the contingent deferred sales charge.

The Distributor pays concessions from its own resources equal to 1.0% of Class A purchases of $1 million or more (other than purchases by certain retirement plans). The concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and concession.

Class A Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of the Fund by retirement plans that have $1 million or more in plan assets or by certain retirement plans or platforms offered through financial intermediaries or other service providers.

In addition, there is no contingent deferred sales charge on redemptions of certain Class A retirement plan shares offered through financial intermediaries or other service providers. There is no contingent deferred sales charge on redemptions of Class A group retirement plan shares purchased after March 1, 2007 except for shares of certain group retirement plans that were established prior to March 1, 2001 ("grandfathered retirement plans"). Shares purchased in grandfathered retirement plans are subject to the contingent deferred sales charge if they are redeemed within 18 months after purchase.

The Distributor does not pay a concession on Class A retirement plan purchases since March 1, 2007 except on purchases by grandfathered retirement plans and plans that have $5 million or more in plan assets. The concession for grandfathered retirement plan purchases after March 1, 2007 is 0.25%. For purchases of Class A shares by retirement plans that have $5 million or more in plan assets (within the first six months from the time the account was established), the Distributor may pay financial intermediaries concessions equal to 0.25% of the purchase price from its own resources at the time of sale. Those payments are subject to certain exceptions described in "Retirement Plans" in the Statement of Additional Information.

ABOUT CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge will be deducted from the redemption proceeds. Class B shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class B contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class B shares.

The amount of the Class B contingent deferred sales charge will depend on the number of years since you invested, according to the following schedule:

Years since Beginning of Month in Which Purchase Order was Accepted	Contingent Deferred Sales Charge on Redemptions in That Year (As % of Amount Subject to Charge)
0-1	5.0%
1-2	4.0%
2-3	3.0%
3-4	3.0%
4-5	2.0%
5-6	1.0%
More than 6	None

In the table, a "year" is a 12-month period. In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares six years (72 months) after you purchase them. This conversion eliminates the Class B asset-based sales charge, however, the shares will be subject to the ongoing Class A fees and expenses. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert to Class A shares, all other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

ABOUT CLASS C SHARES. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge of 1.00% may be deducted from the redemption proceeds. Class C shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class C contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares.

ABOUT CLASS N SHARES. Class N shares are offered to retirement plans (including IRAs and 403(b) plans) that purchase $500,000 or more of Oppenheimer funds Class N shares or to group retirement plans (which do not include IRAs and 403(b) plans) held in omnibus accounts that have assets of $500,000 or more or have 100 or more eligible participants. See "Availability of Class N shares" in the Statement of Additional Information for other circumstances in which Class N shares are available for purchase.

Class N shares are sold at net asset value without an initial sales charge. Class N shares are subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.25%. A contingent deferred sales charge of 1.00% will be imposed on the redemption of Class N shares, if:

  The group retirement plan is terminated, or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan, and the Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund; or
  Class N shares are redeemed within 18 months after an IRA or 403(b) plan's first purchase of Class N shares of any Oppenheimer fund.

Retirement plans that offer Class N shares may impose charges on plan participant accounts. For more information about buying and selling shares through a retirement plan, see the section "Investment Plans and Services - Retirement Plans" below.

ABOUT CLASS Y SHARES. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for this purpose. They may include insurance companies, registered investment companies, employee benefit plans and Section 529 plans, among others.

An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office) and some of the special account features available to investors buying other classes of shares do not apply to Class Y shares. Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

Present and former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Fund.

The Price of Fund Shares

THE PRICE OF FUND SHARES. Shares may be purchased at their offering price which is the net asset value per share plus any initial sales charge that applies. Shares are redeemed at their net asset value per share less any contingent deferred sales charge that applies. The net asset value that applies to a purchase or redemption order is the next one calculated after the Distributor receives the order, in proper form as described in this prospectus, or after any agent appointed by the Distributor receives the order in proper form as described in this prospectus. Your financial intermediary can provide you with more information regarding the time you must submit your purchase order and whether the intermediary is an authorized agent for the receipt of purchase and redemption orders.

Net Asset Value. The Fund calculates the net asset value of each class of its shares as of the close of the New York Stock Exchange (NYSE), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00p.m., Eastern time, but may close earlier on some days.

The Fund determines the net assets of each class of shares by subtracting the class-specific expenses and the amount of the Fund's liabilities attributable to the share class from the market value of the Fund's securities and other assets attributable to the share class. The Fund's "other assets" might include, for example, cash and interest or dividends from its portfolio securities that have been accrued but not yet collected. The Fund's investments in the Underlying Funds are based on the Underlying Funds' net asset values on that day.

The Underlying Funds also calculate the net asset value of each class of their shares as of the close of the NYSE, on each day that it is open for trading, by subtracting the class-specific expenses and the amount of an Underlying Fund's liabilities attributable to each share class from the market value of its securities and other assets attributable to that share class. The Underlying Funds' securities are valued primarily on the basis of current market quotations.

The net asset value per share for each share class of the Fund and the Underlying Funds is determined by dividing the net assets of the class by the number of outstanding shares of that class.

Fair Value Pricing. If market quotations are not readily available or (in the judgment of an Underlying Fund's manager) do not accurately reflect the fair value of a security held by one of the Underlying Funds, or if after the close of the principal market on which a security held by an Underlying Fund is traded and before the time as of which the Underlying Fund's net asset value is calculated that day, an event occurs that the Underlying Fund's manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Underlying Fund's Board believes would more accurately reflect the security's fair value.

In determining whether current market prices are readily available and reliable, the Underlying Funds' manager monitors the information it receives in the ordinary course of its investment management responsibilities. It seeks to identify significant events that it believes, in good faith, will affect the market prices of the securities held by a particular Underlying Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster).

The Underlying Funds' Boards have adopted valuation procedures and have delegated the day-to-day responsibility for fair value determinations to "Valuation Committees." Those determinations may include consideration of recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. Fair value determinations by an Underlying Fund's manager are subject to review, approval and ratification by the Underlying Fund's Board at its next scheduled meeting after the fair valuations are determined.

The Underlying Funds' use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which it determines its net asset value per share.

Pricing Foreign Securities. The Underlying Funds may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Underlying Funds value their foreign portfolio holdings, significant events, including broad market movements, may occur during that time that could potentially affect the values of foreign securities held by an Underlying Fund.

The Underlying Funds' manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets after the close of foreign securities markets. The Underlying Funds' fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Underlying Funds' foreign investments may change on days when the Fund cannot buy or redeem shares of the Underlying Funds and when investors cannot buy or redeem Fund shares.

Contingent Deferred Sales Charge. If you redeem shares during their applicable contingent deferred sales charge holding period, the contingent deferred sales charge generally will be deducted from the redemption proceeds. In some circumstances you may be eligible for one of the waivers described in "Sales Charge Waivers" below and in the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information. You must advise the Transfer Agent or your financial intermediary of your eligibility for a waiver when you place your redemption request.

       A contingent deferred sales charge will be based on the net asset value of the redeemed shares at the time of redemption or the original net asset value, whichever is lower. A contingent deferred sales charge is not imposed on:

  any increase in net asset value over the initial purchase price, shares purchased by the reinvestment of dividends or capital gains distributions, or shares eligible for a sales charge waiver (see "Sales Charge Waivers" below).

The Fund redeems shares in the following order:

  shares acquired by the reinvestment of dividends or capital gains distributions, other shares that are not subject to the contingent deferred sales charge, and shares held the longest during the holding period.

     You are not charged a contingent deferred sales charge when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange your shares within the applicable holding period, your original holding period will carry over to the shares you acquire, even if the new fund has a different holding period.

SALES CHARGE WAIVERS. The Fund and the Distributor offer the following opportunities to purchase shares without front-end or contingent deferred sales charges. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.

  Dividend Reinvestment. Dividends or capital gains distributions may be reinvested in shares of the Fund, or any of the other Oppenheimer funds into which shares of the Fund may be exchanged, without a sales charge.
  Exchanges of Shares. There is no sales charge on exchanges of shares except for exchanges of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge.
  Reinvestment Privilege. There is no sales charge on reinvesting the proceeds from redemptions of Class A shares or Class B shares that occurred within the previous six months if you paid an initial or contingent deferred sales charge on the redeemed shares. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for the waiver at the time you submit your purchase order.

     In addition, the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information provides detailed information about certain other initial sales charge and contingent deferred sales charge waivers and arrangements. A description of those sales charge waivers and arrangements is available for viewing on the OppenheimerFunds website at www.oppenheimerfunds.com (follow the hyperlink "Sales Charges & Breakpoints," under the heading "Fund Information") and may also be ordered by calling 1-800-225-5677. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for one of those waivers at the time you submit your purchase order or redemption request.

How to Buy, Sell and Exchange Shares

HOW TO BUY SHARES. You can buy shares in several ways. The Distributor has appointed certain financial intermediaries, including brokers, dealers and others, as servicing agents to accept purchase and redemption orders. The Distributor or servicing agent must receive your order, in proper form, by the close of the NYSE for you to receive that day's offering price. If your order is received on a day when the NYSE is closed or after it has closed, the order will receive the next offering price that is determined. To be in proper form, your purchase order must comply with the procedures described below. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through a Financial Intermediary. You can buy shares through any servicing agent (a broker, dealer, or other financial intermediary) that has a sales agreement with the Distributor. Your servicing agent will place your order with the Distributor on your behalf. A servicing agent may charge a processing fee for that service. Your account information will be shared with the financial intermediary designated as the dealer of record for the account.

Buying Shares Through the Distributor. We recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you. If you want to purchase shares directly from the Distributor, complete an OppenheimerFunds new account application and mail it with a check payable in U.S. dollars to "OppenheimerFunds Distributor, Inc." to the address on the back cover. If you do not list a dealer on your application, the Distributor is designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares and Class A shares are your only purchase option. Class B, Class C or Class N shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. However, if a current investor no longer has a broker-dealer of record for an existing Class B, Class C or Class N account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares. If you submit a purchase request to the Distributor without designating the Fund you wish to invest in, your investments will be made in Class A shares of Oppenheimer Money Market Fund, Inc. This policy does not apply to purchases by or for certain retirement plans or accounts. For more information regarding undesignated investments, please call the Transfer Agent at the number on the back cover of this prospectus.

  Involuntary Redemptions. In some circumstances, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Identification Requirements. Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business, and your Social Security Number, Employer Identification Number or other government-issued identification when you open an account. Additional information may be required to open a corporate account or in certain other circumstances. The Fund or the Transfer Agent may use this information to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of verifying your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

HOW TO SELL SHARES. You can generally redeem (sell) some or all of your shares on any regular business day. You may redeem your shares by writing a letter, by wire, by telephone or on the internet. You can also set up an Automatic Withdrawal Plan to redeem shares on a regular basis. The redemption of Fund shares may be suspended under certain circumstances described in the Statement of Additional Information. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call your financial intermediary or the Transfer Agent for assistance.

Redemption Price. Your shares will be redeemed at net asset value less any applicable sales charge or other fees. The net asset value used will be the next one calculated after your order is received, in proper form, by the Transfer Agent or your authorized financial intermediary. To be in proper form, your redemption order must comply with the procedures described below. The redemption price for shares will change from day-to-day because the value of the securities in the Fund's portfolio and the Fund's expenses fluctuate. The redemption price will normally differ for each class of shares. The redemption price of your shares may be more or less than their original cost.

Redemptions "In-Kind." Shares may be "redeemed in-kind" under certain circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). That means that the redemption proceeds will be paid in securities from the Fund's portfolio. If the Fund redeems your shares in-kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.

Options for Receiving Redemption Proceeds

  By Check. The Fund will normally send redemption proceeds by check to the address on your account statement.
  By AccountLink. If you have linked your Fund account to your bank account with AccountLink (described below), you may have redemption proceeds transferred directly into your account. Normally the transfer to your bank is initiated on the bank business day after the redemption. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transferred.
  By Wire. You can arrange to have redemption proceeds sent by Federal Funds wire to an account at a bank that is a member of the Federal Reserve wire system. The redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transmitted.

Payment Delays. Payment for redeemed shares is usually made within seven days after the Transfer Agent receives redemption instructions in proper form. For accounts registered in the name of a broker-dealer, payment will normally be forwarded to the broker-dealer within three business days. The Transfer Agent may delay processing redemption payments for recently purchased shares until the purchase payment has cleared. That delay may be as much as five business days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check. Under unusual circumstances, the right to redeem shares or the payment of redemption proceeds may be delayed or suspended as permitted under the Investment Company Act of 1940.

THE OPPENHEIMERFUNDS EXCHANGE PRIVILEGE. You can exchange all or part of your Fund shares for shares of the same class of other Oppenheimer funds that offer the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. You can obtain a list of the Oppenheimer funds that are currently available for exchanges by calling a service representative at the telephone number on the back of this prospectus. The funds available for exchange can change from time to time. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.

The OppenheimerFunds exchange privilege affords investors the ability to switch their investments among Oppenheimer funds if their investment needs change. However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, increase its transaction and administrative costs and/or affect its performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets a portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades.

If large dollar amounts are involved in exchange or redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet those transaction requests, and the Fund's brokerage or administrative expenses might be increased. Therefore, the Manager and the Fund's Board have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges or purchase and redemption activity, while addressing the needs of investors who seek liquidity in their investment and the ability to exchange shares as their investment needs change. There is no guarantee that those policies and procedures, described below, will be sufficient to identify and deter all excessive short-term trading.

Limitations on Frequent Exchanges

30-Day Hold. If a direct shareholder exchanges shares of another Oppenheimer fund account for shares of the Fund, his or her Fund account will be "blocked" from exchanges into any other fund for a period of 30 calendar days from the date of the exchange, subject to certain exceptions described below. Likewise, if a Fund shareholder exchanges Fund shares for shares of another eligible Oppenheimer fund, that fund account will be "blocked" from further exchanges for 30 calendar days. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $2,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange, the full account balance ($12,000 in this example) would be blocked from exchanges into another fund for a period of 30 calendar days. A shareholder whose account is registered on the Fund's books showing the name, address and tax ID number of the beneficial owner is a "direct shareholder."

Exceptions to 30-Day Hold

  Exchanges Into Money Market Funds. A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of an eligible money market fund any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days. However, all of the shares held in that money market fund would then be blocked from further exchanges into another fund for 30 calendar days.
  Dividend Reinvestments and Class B Share Conversions. The reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of Class B shares into Class A shares will not be considered exchanges for purposes of imposing the 30-day limit.
  Asset Allocation Programs. Investment programs by Oppenheimer "funds-of-funds" that entail rebalancing investments in underlying Oppenheimer funds will not be subject to these limits. However, third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves to the Transfer Agent and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts. "On-demand" exchanges outside the parameters of portfolio rebalancing programs will also be subject to the 30-day limit.
  Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day block as a result of those automatic or systematic exchanges but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges.
  Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this prospectus.

Limitations on Exchanges in Omnibus Accounts. If you hold your Fund shares through a financial advisor or other firm such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or a trustee of a retirement plan that holds your shares in an account under its name (these are sometimes referred to as "omnibus" or "street name" accounts), that financial intermediary may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply. The Fund, the Distributor, the Manager and the Transfer Agent encourage those financial intermediaries to apply the Fund's policies to their customers who invest indirectly in the Fund. However, the Transfer Agent may not be able to detect excessive short-term trading activity in accounts maintained in "omnibus" or "street name" form where the underlying beneficial owners are not identified. The Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review the account activity, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity.

Other Limitations on Exchanges. There are a number of other special conditions and limitations that apply to certain types of exchanges. Those conditions and circumstances are described in the section "How to Exchange Shares" in the Statement of Additional Information. For information about sales charges that may apply to exchanges of shares see the sections "Contingent Deferred Sales Charge" and "Sales Charge Waivers" above.

Requirements for Exchanges of Shares. To exchange shares of the Fund, you must meet several conditions. The Fund may amend the following requirements at any time:

  Shares of the fund selected for exchange must be available for sale in your state of residence.
  The selected fund must offer the exchange privilege.
  You must meet the minimum purchase requirements for the selected fund.
  Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.
  Before exchanging into a fund, you should obtain its prospectus and should read it carefully.

Timing of Exchange Transactions. Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request must be received by the close of the NYSE that day in order to receive that day's net asset value on the exchanged shares. For requests received after the close of the NYSE the shares being exchanged will be valued at the next net asset value calculated after the request is received. The Transfer Agent may delay transmitting the proceeds from an exchange for up to five business days, however, if it determines, in its discretion, that an earlier transmittal of the redemption proceeds would be detrimental to either the fund from which shares are being exchanged or the fund into which the exchange is being made. The exchange proceeds will be invested in the new fund at the next net asset value calculated after the proceeds are received. In the event that a delay in the reinvestment of proceeds occurs, the Transfer Agent will notify you or your financial intermediary.

Taxes on Exchanges. For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. Therefore, an exchange may result in a capital gain or loss for tax purposes.

OTHER LIMITS ON SHARE TRANSACTIONS. The Fund may impose other limits on transactions that it believes would be disruptive and may refuse any purchase or exchange order.

  Right to Refuse Purchase and Exchange Orders. The Distributor and/or the Transfer Agent may refuse any purchase or exchange order in their discretion and are not obligated to provide notice before rejecting an order.
  Right to Terminate or Suspend Account Privileges. The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policies outlined in this prospectus. As part of the Transfer Agent's procedures to detect and deter excessive trading activity, the Transfer Agent may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Transfer Agent may send a written warning to a shareholder that the Transfer Agent believes may be engaging in disruptive or excessive trading activity; however, the Transfer Agent reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the Transfer Agent determines, in the exercise of its discretion, has engaged in such trading activity.

HOW TO SUBMIT SHARE TRANSACTION REQUESTS. Share transactions may be requested by telephone or internet, in writing, through your financial adviser, or by establishing one of the Investor Services plans described below. Certain transactions may also be submitted by fax. Redemptions may also be made using the Fund's checkwriting privilege.

Internet and Telephone Transaction Requests. Purchase, redemption and exchange requests may be submitted on the OppenheimerFunds website, www.oppenheimerfunds.com. Those requests may also be made by calling the telephone number on the back cover and either speaking to a service representative or accessing PhoneLink, the OppenheimerFunds automated telephone system that enables shareholders to perform certain account transactions automatically using a touch-tone phone.

You will need to obtain a user I.D. and password to execute transactions through PhoneLink or on the internet. Some internet and telephone transactions require the Oppenheimer AccountLink feature, described below, that links your Fund account with an account at a U.S. bank or other financial institution. The Transfer Agent will record any telephone calls to verify data concerning transactions.

The following policies apply to internet and telephone transactions:

  Purchases through AccountLink that are submitted through PhoneLink or on the internet are limited to $100,000.
  Purchases through AccountLink that are submitted by calling a service representative are limited to $250,000.
  Redemptions that are submitted by telephone or on the internet and request the proceeds to be paid by check, must be made payable to all owners of record of the shares and must be sent to the address on the account statement. Telephone or internet redemptions paid by check may not exceed $100,000 in any seven-day period. This service is not available within 15 days of changing the address on an account.
  Redemptions by telephone or on the internet that are sent to your bank account through AccountLink are not subject to any dollar limits.
  Exchanges submitted by telephone or on the internet may be made only between accounts that are registered with the same name(s) and address.
  Shares for which share certificates have been issued may not be redeemed or exchanged by telephone or on the internet.
  Shares held in an OppenheimerFunds-sponsored qualified retirement plan account may not be redeemed or exchanged by telephone or on the internet.

     The Transfer Agent has adopted procedures to confirm that telephone and internet instructions are genuine. Callers are required to provide service representatives with tax identification numbers and other account data and PhoneLink and internet users are required to use PIN numbers. The Transfer Agent will also send you written confirmations of share transactions. The Transfer Agent and the Fund will not be liable for losses or expenses that occur from telephone or internet instructions reasonably believed to be genuine.

Telephone or internet transaction privileges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice of such changes whenever it is required to do so by applicable law.

Purchases and Redemptions by Federal Funds Wire.  Shares purchased through the Distributor may be paid for by Federal Funds wire. Redemption proceeds may also be transmitted by wire. The minimum wire purchase or redemption is $2,500. There is a $10 fee for each wire redemption request. Before sending a wire purchase, call the Distributor's Wire Department at 1-800-225-5677 to notify the Distributor of the wire and to receive further instructions. To set up wire redemptions on your account or to arrange for a wire redemption, call the Transfer Agent at the telephone number on the back of this prospectus for information.

Written Transaction Requests. You can send purchase, exchange or redemption requests to the Transfer Agent at the address on the back cover. Your request must include:

  The Fund's name;
  For existing accounts, the Fund account number (from your account statement);
  For new accounts, a completed account application;
  For purchases, a check payable to the Fund or to OppenheimerFunds Distributor, Inc.;
  For redemptions, any special payment instructions;
  For redemptions or exchanges, the dollar amount or number of shares to be redeemed or exchanged;
  For redemptions or exchanges, any share certificates that have been issued (exchanges or redemptions of shares for which certificates have been issued cannot be processed until the Transfer Agent receives the certificates);
  For individuals, the names and signatures of all registered owners exactly as they appear in the account registration;
  For corporations, partnerships or other businesses or as a fiduciary, the name of the entity as it appears in the account registration and the names and titles of any individuals signing on its behalf; and
  Other documents requested by the Transfer Agent to assure that the person purchasing, redeeming or exchanging shares is properly identified and has proper authorization to carry out the transaction.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee. A notary public seal will not be accepted for these requests (other situations might also require a signature guarantee):

  You wish to redeem more than $100,000 and receive a check;
  The redemption check is not payable to all shareholders listed on the account statement;
  The redemption check is not sent to the address of record on your account statement;
  Shares are being transferred to a Fund account with a different owner or name; or
  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a signature guarantee from a number of financial institutions, including:

  a U.S. bank, trust company, credit union or savings association, a foreign bank that has a U.S. correspondent bank,
  a U.S. registered dealer or broker in securities, municipal securities or government securities, or a U.S. national securities exchange, a registered securities association or a clearing agency.

Fax Requests. You may send requests for certain types of account transactions to the Transfer Agent by fax. Please call the number on the back of this prospectus for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as the written, telephone and internet requests described in this prospectus.  However, requests that require a signature guarantee may not be submitted by fax.

Submitting Transaction Requests Through Your Financial Intermediary. You can submit purchase, redemption or exchange requests through any broker, dealer or other financial intermediary that has a special agreement with the Distributor. The broker, dealer or other intermediary will place the order with the Distributor on your behalf. A broker or dealer may charge a processing fee for that service. If your shares are held in the name of your financial intermediary, you must redeem them through that intermediary.

Intermediaries that perform account transactions for their clients by participating in "Networking" through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the intermediary performs any transaction erroneously or improperly.

Client Account Exchanges by Financial Intermediaries. The Fund and the Transfer Agent permit brokers, dealers and other financial intermediaries to submit exchange requests on behalf of their customers, unless that authority has been revoked. The Fund or the Transfer Agent may limit or refuse exchange requests submitted by such financial intermediaries if, in the Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

INVESTMENT PLANS AND SERVICES

AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. AccountLink lets you:

  transmit funds electronically to purchase shares by internet, by telephone or automatically through an Asset Builder Plan. The purchase payment will be debited from your bank account.
  have the Transfer Agent send redemption proceeds or dividends and distributions directly to your bank account.

     AccountLink privileges should be requested on your account application or on your broker-dealer's settlement instructions if you buy your shares through a broker-dealer. For an established account, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on the account as well as to the financial intermediary's representative of record unless and until the Transfer Agent terminates or receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change you make to your bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders on the account. Please call the Transfer Agent for more information.

Asset Builder Plan. Under an Asset Builder Plan, you may purchase shares of the Fund automatically. An Asset Builder Plan is available only if you have established AccountLink with a bank or other financial institution. Payments to purchase Fund shares will be debited from your linked account.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the account application. To add an Asset Builder Plan to an existing account, use the Asset Builder Enrollment Form. You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement the requested changes. For more details, see the account application, the Asset Builder Enrollment Form and the Statement of Additional Information. Those documents are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Automatic Redemption and Exchange Plans. The Fund has several plans that enable you to redeem shares automatically or exchange them for shares of another Oppenheimer fund on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

Retirement Plans. The Distributor offers a number of different retirement plans that individuals and employers can use. The procedures for buying, selling, exchanging and transferring shares, and the account features applicable to other share classes, generally do not apply to Class N shares offered through a group retirement plan. However, the time that transaction requests must be received in order to purchase, redeem or exchange shares at the net asset value calculated on any business day is the same for all share classes. Purchase, redemption, exchange and transfer requests for a group retirement plan must be submitted by the plan administrator, not by plan participants. Retirement plans that hold shares of Oppenheimer funds in an omnibus account for the benefit of plan participants (other than OppenheimerFunds-sponsored Single DB Plus plans) are not permitted to make initial purchases of Class A shares that would be subject to a contingent deferred sales charge. Class B shares are not offered to new omnibus group retirement plans. The types of retirement plans that the Distributor offers include:

  Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs, SIMPLE IRAs and rollover IRAs.
  SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.
  403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
  401(k) Plans. These are special retirement plans for employees of businesses.
  Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.

Less Paper, Less Waste. To avoid sending duplicate copies of Fund materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called "householding," benefits the Fund through lower printing costs and reduced mailing expense.

If you prefer to receive multiple copies of these materials, you may call the Transfer Agent at the number on the back of this prospectus or you may notify the Transfer Agent in writing. Multiple copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares that compensates the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. The Fund makes these payments quarterly, calculated at an annual rate of 0.25% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares. Because the service fee is paid out of the Fund's assets on an ongoing basis, over time it will increase the cost of your investment.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to pay the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the plans, the Fund pays the Distributor an asset-based sales charge for Class B and Class C shares calculated at an annual rate of 0.75% of the daily net assets of those classes and for Class N shares calculated at 0.25% of the daily net assets of that class. The Fund also pays a service fee under the plans at an annual rate of 0.25% of the daily net assets of Class B, Class C and Class N. Altogether, these fees increase the Class B and Class C annual expenses by 1.00% and increase the Class N annual expenses by 0.50%, calculated on the daily net assets of the applicable class. Because these fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

     Use of Plan Fees: The Distributor uses the service fees to compensate brokers, dealers, banks and other financial intermediaries for maintaining accounts and providing personal services to Class B, Class C or Class N shareholders in the applicable share class. The Distributor normally pays intermediaries the 0.25% service fee in advance for the first year after shares are purchased and then pays that fee periodically.

     Class B Shares: The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor normally retains the Class B asset-based sales charge. However, for ongoing purchases of Class B shares by certain retirement plans, the Distributor may pay the intermediary the asset-based sales charge and service fee during the first year after purchase instead of paying a sales concession and the first year's service fees at the time of purchase. See the Statement of Additional Information for exceptions.

     Class C Shares: At the time of a Class C share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class C share purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class C share purchases during the first year and then pays that fee to the intermediary as an ongoing concession. For Class C share purchases in certain omnibus group retirement plans or through the OppenheimerFunds Record(k)eeper Pro program, the Distributor pays the intermediary the asset-based sales charge during the first year instead of paying a sales concession at the time of purchase. The Distributor pays the service fees it receives on those shares to the intermediary or to FASCore, LLC for providing shareholder services to those accounts. See the Statement of Additional Information for exceptions to these arrangements.

     Class N Shares: At the time of a Class N share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class N purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class N shares. For Class N shares purchased in certain omnibus group retirement plans the Distributor may pay the intermediary the asset-based sales charge and service fee during the first year instead of paying a sales concession and the first year's service fees at the time of purchase. See the Statement of Additional Information for exceptions to these arrangements.

PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager and the Distributor, in their discretion, may also make payments to brokers, dealers and other financial intermediaries or to service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Manager's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Manager receives from the Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. Payments by the Manager or Distributor from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

      The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include your securities broker, dealer or financial advisor, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks, trust companies and other intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

     The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to declare and pay dividends annually from its net investment income. The Fund may also realize capital gains on the sale of portfolio securities, in which case it may make distributions out of any net short-term or long-term capital gains annually. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

Dividends and distributions are paid separately for each share class. The dividends and capital gains distributions paid on Class A and Class Y shares will generally be higher than those on Class B, Class C and Class N shares, since those share classes normally have higher expenses than Class A and Class Y shares.

Options for Receiving Dividends and Distributions. When you open your Fund account, you can specify on your application how you want to receive distributions of dividends and capital gains. To change that option, you must notify the Transfer Agent. There are four payment options available:

  Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
  Reinvest Only Dividends or Capital Gains. You can elect to reinvest some types of distributions in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink. Different treatment is available for distributions of dividends, short-term capital gains and long-term capital gains.
  Receive All Distributions in Cash. You can elect to receive all dividends and capital gains distributions by check or have them sent to your bank through AccountLink.
  Reinvest Your Distributions in Another Oppenheimer Fund. You can reinvest all of your dividends and capital gains distributions in another Oppenheimer fund that is available for exchanges. You must have an existing account in the same share class in the selected fund.

 TAXES. Dividend and distributions to Fund shareholders are mainly from amounts the Fund receives as dividends or distributions from the Underlying Funds or from gains on sales of shares of the Underlying Funds. Generally, the character of the income or capital gains that the Fund receives from the Underlying Funds will "pass through" to the Fund, subject to certain exceptions, as long as the Underlying Funds continue to qualify as "regulated investment companies." The following discussion applies to certain tax aspects of both the Fund and the Underlying Funds.

If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax consequences of investing in the Fund. Fund distributions, whether taken in cash or in additional shares, are subject to federal income tax and may be subject to state or local taxes. Distributions paid from short-term capital gains and net investment income are taxable as ordinary income and distributions from net long-term capital gain are taxable as long-term capital gains no matter how long you have held your shares. In taxable years beginning before 2011, long-term capital gains of individuals and other non-corporate taxpayers are taxed at a special reduced rate.

In the case of individuals and other non-corporate taxpayers, for taxable years beginning before 2011, certain dividends (including certain dividends from foreign corporations) are taxable at the lower rate applicable to long-term capital gains. In the case of certain corporations, some dividends are eligible for the dividends-received deduction. To the extent the Fund's and the Underlying Funds' distributions are paid from these types of dividends, and provided certain other shareholder level requirements are satisfied, the Fund's individual and non-corporate shareholders may be eligible to claim the reduced tax rate for the distributions and the Fund's corporate shareholders may be eligible to claim the dividends-received deduction.

Foreign countries may impose withholding and other taxes on the Underlying Fund's dividend and interest income. Provided that at the end of the fiscal year more than 50% of an Underlying Fund's assets are invested in stocks and securities of foreign corporations or governments, that Underlying Fund may make an election under the Internal Revenue Code allowing shareholders to take a credit or deduction on their federal income tax returns for the foreign taxes paid by the Underlying Fund.

After the end of each calendar year the Fund will send you and the Internal Revenue Service statements showing the amount of any taxable distributions you received in the previous year and will separately identify any portion of these distributions that qualify for taxation as long-term capital gains or for any other special tax treatment.

The Fund and each Underlying Fund have qualified and intend to qualify each year to be taxed as regulated investment companies under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but reserve the right not to so qualify. In each year that the Fund or an Underlying Fund qualifies as a regulated investment company, it will not be subject to federal income taxes on its income that it distributes to shareholders.

If you are neither a lawful permanent resident nor a citizen of the United States, or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gain) generally will be subject to a 30% U.S. withholding tax, unless a lower rate applies under an income tax treaty. For the Fund's taxable years beginning before January 1, 2010, certain distributions that are designated by the Fund as interest-related dividends or short-term gain dividends and paid to a foreign shareholder will be eligible for an exemption from U.S. withholding tax. To the extent the Fund's distributions are derived from dividends, they will not be eligible for this exemption.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you are not a corporation and have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

Avoid "Buying a Distribution." If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares, and then receive a portion of the price back as a taxable dividend or capital gain.

Remember, There May be Taxes on Transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you receive when you sell or exchange them. Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders, resulting in a reduction in the basis in their shares. If this occurs, the Fund will notify you.

This information is only a summary of certain federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.

FINANCIAL HIGHLIGHTS

Conservative Investor Fund Moderate Investor Fund Equity Investor Fund Active Allocation Fund

MORE INFORMATION ABOUT THE UNDERLYING FUNDS

More Information About the Underlying Funds

Oppenheimer Capital Appreciation Fund – This Underlying Fund seeks capital appreciation. It invests mainly in common stocks of "growth companies." These may be newer companies or companies of any capitalization range that the portfolio manager established may appreciate in value over the long-term.

The portfolio manager looks for growth companies with stock prices that it believes are reasonable in relation to overall stock market valuations. In seeking broad diversification of the Fund's portfolio among industries and market sectors, the portfolio manager focuses on factors that may vary in particular cases and over time. Currently the portfolio manager looks for:

  companies in business areas that have above-average growth potential, companies with growth rates that the portfolio managers believe are sustainable over time, stocks with reasonable valuations relative to their growth potential.

This Underlying Fund may sell the stocks of companies that the portfolio manager believes no longer meet the above criteria.

Oppenheimer Champion Income Fund – This Underlying Fund's primary objective is to seek a high level of current income by investing in a diversified portfolio of high yield, lower-grade, fixed-income securities that its manager believes does not involve undue risk. This Underlying Fund's secondary objective is to seek capital growth when consistent with its primary objective.This Underlying Fund invests mainly in a variety of high yield debt securities and related instruments of domestic and foreign issuers. Those investments primarily include:

  Lower-grade corporate bonds.
  Foreign corporate and government bonds.
  Swaps, including single name and index-linked credit default swaps

Under normal market conditions, this Underlying Fund invests at least 60% of its total assets in high yield, lower-grade, fixed-income securities, also referred to as "junk bonds." Lower-grade debt securities are those rated below "Baa" by Moody's Investors Service, Inc. ("Moody's") or below "BBB" by Standard & Poor's Rating Services ("S&P") or that have comparable ratings by other nationally recognized rating organizations (or, in the case of unrated securities, determined to be comparable to securities rated below investment-grade).

The remainder of this Underlying Fund's assets may be held in other debt securities, common stocks (and other equity securities), cash, or cash equivalents when its manager believes those investments are consistent with this Underlying Fund's investment objectives.

This Underlying Fund may invest in securities of U.S. or foreign issuers. It currently focuses on debt securities of foreign issuers in developed markets. This Underlying Fund also uses certain derivative investments to try to enhance income or to try to manage investment risks, including: options, futures contracts, swaps, "structured" notes, and certain mortgage-related securities.

Oppenheimer Commodity Strategy Total Return Fund – This Underlying Fund seeks total return. Total return refers to the change in value of an investment in shares of this Underlying Fund over time resulting from changes in the value of its investments and income on those investments.This Underlying Fund invests its assets in a combination of commodity-linked derivatives, corporate and governmental fixed-income securities and certain other types of derivative investments. These include:

  Commodity-linked derivatives whose value is linked to the price movement of a commodity, commodity index, or commodity option or futures contract. The value of some commodity-linked derivatives may be based on a multiple of those price movements. The commodity-linked derivatives that this Underlying Fund invests in may include commodity-linked notes, swaps, futures and options. Commodity linked notes are typically issued by a bank, other financial institution or a commodity producer, and this Underlying Fund negotiates with the issuer to obtain specific terms and features that are tailored to the its investment needs.
  Fixed-income securities of any maturity, including U.S. Government securities, repurchase agreements, money market securities and securities of affiliated money market funds. These may be investment-grade or below investment-grade securities (also referred to as "junk bonds"). This Underlying Fund may buy debt securities for liquidity purposes, for collateral management or to seek income.
  Other derivative instruments such as forwards, options, futures and swaps relating to debt securities, interest rates or currencies, to seek to increase its investment returns or to hedge against declines in the value of its other investments.

This Underlying Fund's commodity-linked investments provide exposure to the investment returns of commodities markets without investing directly in physical commodities. The commodity-linked instruments may be linked to the price movements of: a physical commodity such as heating oil, livestock, or agricultural products; a commodity option or futures contract; a commodity index such as the SP GSCI™ (formerly the "Goldman Sachs Commodity Index"); or some other readily measurable variable that reflects changes in the value of particular commodities or commodities markets. This Underlying Fund will maintain exposure of 25% or more of its total assets in securities and derivatives linked to the energy and natural resources, agriculture, livestock, industrial metals, and precious metals sectors as a group. However, the it will not concentrate more than 25% of its total assets in issuers in any one industry.

This Underlying Fund can also invest up to 25% of its total assets in its wholly-owned and controlled subsidiary (the "Subsidiary"). The Subsidiary primarily invests in commodity-linked derivatives (including financial futures, options and swap contracts) and fixed-income securities and other investments that serve as collateral for its derivatives positions. Investments in the Subsidiary are intended to provide this Underlying Fund with exposure to commodities market returns within the limitations of applicable federal tax requirements. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as this Underlying Fund.

Oppenheimer Core Bond Fund – This Underlying Fund seeks total return by investing mainly in debt instruments. Under normal market conditions, this Underlying Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in investment-grade debt securities. Those securities, generally referred to as "bonds," can include:

  Domestic and foreign corporate debt obligations,
  Domestic and foreign government bonds, including U.S. government securities,
  Mortgage-related securities,
  Asset-Backed Securities, and
  Other debt obligations.

This Underlying Fund's investments in U.S. Government securities may include securities issued or guaranteed by the U.S. Government or by its agencies or federally-chartered entities referred to as "instrumentalities." These include mortgage-related U.S. Government securities. There is no set allocation of this Underlying Fund's assets among the classes of securities, but it focuses mainly on U.S. government securities and investment-grade corporate debt securities. This Underlying Fund can also invest in money market instruments and other debt obligations. If market conditions change, the portfolio managers might change the Fund's relative asset allocation.

This Underlying Fund will attempt to maintain the overall weighted average credit quality of the portfolio equivalent to a rating of "A-" or higher from any nationally recognized credit rating organization. However, it can invest up to 20% of its total assets in high-yield debt securities that are below investment-grade (commonly referred to as "junk bonds").

This Underlying Fund has no limitations on the range of maturities of the debt securities in which it can invest and therefore may hold bonds with short-, medium- or long-term maturities. To try to decrease volatility, this Underlying Fund seeks to maintain an average effective portfolio duration of three to six years, measured on a dollar-weighted basis. Because of market events and interest rate changes, the duration of the portfolio might not meet that target at all times.

This Underlying Fund may invest a portion of its assets in foreign debt securities, including securities issued by foreign governments or companies in both developed markets and emerging markets. This Underlying Fund may not invest more than 20% of its net assets in foreign debt securities.

This Underlying Fund may also use derivatives to seek increased returns or to try to manage investment risks. Options, futures, swaps, interest-only and principal-only securities, "structured" notes, asset-backed securities and certain mortgage-related securities are examples of the types of derivatives this Underlying Fund can use.

Oppenheimer Developing Markets Fund – This Underlying Fund aggressively seeks capital appreciation. It invests mainly in common stocks of issuers in emerging and developing markets throughout the world.

  This Underlying Fund emphasizes investments in common stocks and other equity securities.
  Under normal market conditions, this Underlying Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of issuers whose principal activities are in at least three developing markets.
  This Underlying Fund may at times invest up to 100% of its total assets in foreign securities.
  This Underlying Fund will emphasize investments in growth companies which can be in any market capitalization range.

The portfolio manager looks primarily for foreign companies in developing markets with high growth potential. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations and product development, as well as its position in its industry. The portfolio manager also considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends.

Oppenheimer Discovery Fund – This Underlying Fund seeks capital appreciation.

This Underlying Fund mainly invests in common stocks of U.S. companies that the portfolio manager believes have favorable growth prospects. It emphasizes stocks of small-capitalization issuers. This Underlying Fund currently defines small-capitalization or "small-cap" issuers as companies that have a market capitalization of less than $3 billion when this Underlying Fund buys them. That capitalization range may change over time. While these stocks may be traded on stock exchanges, in many cases this Underlying Fund buys over-the-counter securities.

This Underlying Fund's approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations and product development, as well as its position in its industry. The portfolio manager also evaluates research on particular industries, market trends and general economic conditions.

 The portfolio manager looks primarily for companies with high growth potential. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations and product development, as well as its position in its industry. The portfolio manager also evaluates factors affecting particular industries, market trends and general economic conditions.

Oppenheimer Global Fund – This Underlying Fund seeks capital appreciation. This Underlying Fund invests mainly in common stock of U.S. and foreign companies. It can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, it currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. This Underlying Fund does not limit its investments to companies in a particular capitalization range, but primarily invests in mid- and large-cap companies.

As a fundamental policy, this Underlying Fund normally will invest in at least three countries (one of which may be the United States). Typically, it invests in a number of different countries. This Underlying Fund is not required to allocate its investments in any set percentages in any particular countries.

In seeking portfolio diversification, the portfolio manager currently focuses on foreign companies with the following factors, which may vary in particular cases and may change over time:

  Worldwide growth-oriented companies of any market capitalization;
  Companies that may benefit from global growth trends at attractive valuations;
  Companies with strong competitive positions and high demand for their products or services;
  Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

Oppenheimer Global Opportunities Fund – This Underlying Fund seeks capital appreciation consistent with preservation of principal while providing current income. As a fundamental policy, it will normally invest in at least four countries (including the United States).

This Underlying Fund invests mainly in equity securities of issuers in the U.S. and foreign countries. The portfolio manager expects some of those equity securities to pay dividends, which would produce income for this Underlying Fund. Currently this Underlying Fund emphasizes investments in equities, but it may also invest in debt securities. This Underlying Fund is not required to invest any set percentage of its assets to seek capital appreciation or income. It can invest in any country, including countries with developed or emerging markets, but currently emphasizes investments in developed markets. As a fundamental policy, it will normally invest in at least four countries (including the United States).

This Underlying Fund can invest in securities of corporate issuers in all capitalization ranges. It currently invests a substantial portion of its assets in small- and mid- sized companies (currently, those having a market capitalization less than $11 billion) whose prices may be more volatile than stocks issued by larger companies. The Fund may also invest in debt securities and may invest up to 25% of its assets in "lower-grade" securities, commonly known as "junk bonds." The Fund does not currently intend to invest more than 15% of its assets in lower-grade securities, however.

Currently the portfolio manager looks for growth opportunities such as companies in industries with substantial barriers to new competition, for example businesses with high start-up costs or patent protection. The portfolio manager may also invest in securities of issuers in "special situations," such as mergers, reorganizations, restructurings or other unusual events.

Oppenheimer Gold & Special Minerals Fund – This Underlying Fund seeks capital appreciation.

This Underlying Fund invests mainly in common stocks of companies that are involved in mining, processing or dealing in gold or other metals or minerals and may invest all of its assets in those securities. Under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, will be invested in those companies. As a fundamental policy, this Underlying Fund invests at least 25% of its investments in mining securities and metal investments.

This Underlying Fund may invest in U.S. or foreign companies, including companies in developing or emerging markets. It has no limit on its foreign investments. It may buy securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range.

This Underlying Fund's portfolio manager relies primarily on evaluation of a company's fundamentals. He also uses a proprietary model that is designed to consider a company's financial statements and management structure, as well as the company's operations and new developments. The portfolio manager assesses the growth potential and the valuations of the stock of particular companies, and ranks the companies reviewed by the model to arrive at buy and sell decisions.

Oppenheimer Institutional Money Market Fund – This Underlying Fund's objective is to seek current income and stability of principal. It is regulated as a money market fund under the Investment Company Act of 1940.

This Underlying Fund invests in a variety of money market instruments to seek current income. Money market instruments are short-term, high-quality, dollar-denominated debt instruments issued by the U.S. government, domestic and foreign corporations and financial institutions, and other entities. They include, for example, bank obligations, repurchase agreements, commercial paper, other corporate debt obligations and government debt obligations.

To be considered "high-quality," those investments generally must be rated in one of the two highest credit-quality categories for short-term securities by nationally-recognized rating services. If unrated, a security must be determined by this Underlying Fund's investment manager, to be of comparable quality to rated securities.

Oppenheimer International Bond Fund – This Underlying Fund's primary objective is to seek total return. The secondary objective, is to seek income when consistent with total return.

This Underlying Fund invests mainly in debt securities of foreign government and corporate issuers. It can invest in various types of debt securities generally, referred to as "bonds," including long-term and short-term government bonds, corporate debt obligations, "structured" notes, participation interests in loans, "zero-coupon" or "stripped" securities, certain mortgage-related or asset-backed securities and other debt obligations.

  Under normal market conditions, this Underlying Fund invests at least 80% of its net assets plus borrowings for investment purposes, in "bonds."
  It typically invests in at least three countries other than the United States.
  It invests in debt securities of issuers in both developed and emerging markets throughout the world.
  It may buy securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range.
  It may invest in debt securities having short, intermediate or long maturities.
  It can invest in rated or unrated securities. It does not limit its investments to a particular credit quality or rating category and can invest without limit in securities below investment-grade (commonly called "junk bonds"). Therefore, this Underlying Fund's credit risks are greater than those of funds that buy only investment-grade bonds.

The Fund may also use derivatives to seek increased returns or to try to manage investment risks. Options, forward contracts, futures contracts, swaps, and "structured" notes are examples of derivatives the Fund can use.

In selecting securities, this Underlying Fund's portfolio manager evaluates the overall investment opportunities and risks in individual national economies. The portfolio manager analyzes the business cycle in developed countries, and analyzes political factors and exchange rates in emerging market countries. The portfolio manager currently focuses on the following factors, which may vary in particular cases and may change over time:

  Opportunities for higher yields than are available in U.S. markets, and
  Opportunities in investments denominated in foreign currencies that compare favorably to the U.S. dollar.

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (it is legally part of this prospectus).
ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Annual and Semi-Annual Reports provide additional information about the Fund's investments and performance. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-21686 SP0555.001.0510

Oppenheimer Portfolio Series
Active Allocation Fund
NYSE Ticker Symbols
Class A	OAAAX
Class B	OAABX
Class C	OAACX
Class N	OAANX
Class Y	OAAYX

Prospectus dated May __, 2010
Oppenheimer Portfolio Series Active Allocation Fund is a mutual fund that seeks long-term growth of capital with a secondary objective of current income. The Fund is a special type of mutual fund known as a "fund of funds" because it primarily invests in other mutual funds.

     This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this prospectus carefully before you invest and keep it for future reference about your account.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Inside Front Cover

To Summary Prospectus

THE FUND SUMMARY

Investment Objective

Investment Objective. The Fund seeks long-term growth of capital with a secondary objective of current income. It is a special type of mutual fund known as a "fund of funds" because it primarily invests in other mutual funds.

Fees and Expenses of the Fund

Fees and Expenses of the Fund. The table below describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Class A Shares" beginning on page ___ of the prospectus and in the sections "How to Buy Shares-Reduced Sales Charges" beginning on page ___ and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class B Shares	Class C Shares	Class N Shares	Class Y Shares
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	5%	1%	1%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class B Shares	Class C Shares	Class N Shares	Class Y Shares
Management Fees	None	None	None	None	None
Disribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	None
Other Expenses	%	%	%	%	%
Asset Allocation Fee	%	%	%	%	%
Acquired Fund Fees and Expenses	%	%	%	%	%
Total Annual Operating Expenses	%	%	%	%	%

[* The Manager has agreed to waive fees and/or reimburse Fund expenses [insert any applicable waiver info]. That undertaking may be amended or withdrawn after one year from the date of this prospectus.]

Examples. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$	$	$	$	$	$	$	$
Class B Shares	$	$	$	$	$	$	$	$
Class C Shares	$	$	$	$	$	$	$	$
Class N Shares	$	$	$	$	$	$	$	$
Class Y Shares	$	$	$	$	$	$	$	$

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was ___% of the average value of its portfolio.

Principal Investment Strategies

Principal Investment Strategies. The Fund is a special type of mutual fund known as a "fund of funds" because it invests in other mutual funds. Those funds are referred to as the "Underlying Funds."
     Under normal market conditions, the Fund will invest in shares of some or all of the following Underlying Funds that were chosen based on the Manager's determination that they could provide long-term growth of capital and, secondarily, income: Oppenheimer Capital Appreciation Fund, Oppenheimer Champion Income Fund, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Core Bond Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Global Fund, Oppenheimer Global Opportunities Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer International Bond Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Inc., Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund,® Oppenheimer Main Street Opportunity Fund,® Oppenheimer Main Street Small Cap Fund, Oppenheimer Master International Value Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Quest International Value Fund, Inc., Oppenheimer Real Estate Fund, Oppenheimer Rising Dividends Fund, Inc., Oppenheimer Small- & Mid- Cap Value Fund, Inc., Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer U.S. Government Trust and Oppenheimer Value Fund.
The Manager seeks to diversify the Fund's assets by selecting Underlying Funds with different investment guidelines and styles. Under normal market conditions, the Fund allocates its assets among the Underlying Funds based on asset allocation target ranges of 30-40% in U.S. equities, 15-25% in foreign equities, 20-25% in fixed-income and approximately 5% in alternative funds that provide asset diversification. In addition to those allocations, 15-25% of the Fund's net assets may be invested according to a "tactical allocation" strategy that adjusts the asset mix to take advantage of temporary market conditions that may present opportunities. For this tactical allocation, the Fund may invest in money market securities and may invest additional assets in any of the above Underlying Funds. The Fund's asset allocation targets may vary in particular cases and may change over time.
Equity securities include common stock, preferred stock, rights and warrants, and securities convertible into common stock and fixed-income securities (also referred to as "debt securities") represent money borrowed by the issuer that must be repaid. Some Underlying Funds invest in debt securities that are rated below investment grade (commonly referred to as "junk bonds") and certain of them may invest most or a significant percentage of their assets in those securities. Some of the Underlying Funds invest partially or primarily in securities of issuers outside of the United States, including issuers in emerging or developing markets. The Underlying Funds that are used for asset diversification may include investments related to commodities, gold and other special metals, real estate or that are inflation protected.
The Fund's tactical allocation component will always be invested in at least two of the Underlying Funds. The Manager uses proprietary tactical asset allocation models (including computer aided models) to select Underlying Funds for the tactical allocation. These models use quantitative techniques to identify and validate trends in the prices of each of the tactical allocation Underlying Funds. If the Manager determines that a particular transaction would be detrimental to one of the tactical allocation Underlying Funds, the Fund may use derivatives to achieve its tactical allocation objective instead.
The Manager monitors the Underlying Fund selections and periodically rebalances the Fund's investments to bring them back within their target asset allocation ranges. In response to changing market or economic conditions, the Manager may change the Underlying Funds or the Fund's target asset allocation ranges at any time, without prior approval from or notice to shareholders.
For temporary periods, the Fund may hold a portion of its assets in cash, money market securities or other similar, liquid investments. This will generally occur at times when the Manager is unable to immediately invest cash received from purchases of Fund shares or from redemptions of other investments.

Principal Risks

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from poor Underlying Fund selection or asset allocation, which could cause the Fund to underperform other funds with similar objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

The following summarizes the main risks that the Fund is subject to based on its investments in the Underlying Funds. The risks described below are risks to the Fund's overall portfolio. These are generally different from the risks of any one Underlying Fund. While each Underlying Fund has certain risk characteristics, the strategy of allocating the Fund's assets to different Underlying Funds may allow those risks to be offset to some extent.

Risks of Investing in the Underlying Funds. Each of the Underlying Funds has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, it will have greater exposure to the risks of that Underlying Fund. The main risks of the Underlying Funds' investments are summarized in the Fund's prospectus and the investment objective and principal investments of each of the Underlying Funds are described in the section "More Information About the Underlying Funds" beginning on page [##]. There is no guarantee that the Fund or any Underlying Fund will achieve its investment objective.

The Underlying Funds will pursue their investment objectives and policies without the approval of the Fund. If an Underlying Fund were to change its investment objective or policies, the Fund may be forced to sell its shares of that Underlying Fund at a disadvantageous time. The prospectuses and Statements of Additional Information of the Underlying Funds are available without charge by calling toll free at 1-800-225-5677 and can also be viewed and downloaded on the OppenheimerFunds website at www.oppenheimerfunds.com.

Allocation Risk. The Fund's ability to achieve its investment objective depends largely upon selecting the best mix of Underlying Funds. There is the risk that the Manager's evaluations and assumptions regarding the Underlying Funds' prospects may be incorrect in view of actual market conditions.

Market Risk. The value of the securities in which the Underlying Funds invest may be affected by changes in the securities markets. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. markets may move in the opposite direction from one or more foreign markets.

Main Risks of Investing in Equity Securities. Stocks and other equity securities held by the Underlying Funds fluctuate in price in response to changes in equity markets in general, and at times equity securities may be very volatile. The prices of individual equity securities may not all move in the same direction or at the same time. For example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. Different stock markets may behave differently from each other.

Other factors may affect the price of a particular company's securities. Those factors include poor earnings reports, loss of customers, litigation, or changes in regulations affecting the company or its industry. To the extent that an Underlying Fund emphasizes investments in securities of a particular type, for example foreign stocks, stocks of small- or mid-sized companies, growth or value stocks, or stocks of companies in a particular industry, its share value may fluctuate more in response to events affecting the market for those types of securities.

Main Risks of Investing in Fixed-Income Securities. Fixed-income securities held by the Underlying Funds may be subject to credit risk, interest rate risk, prepayment risk and extension risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or to repay principal, the Underlying Fund's income or share value might be reduced. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities. The value of debt securities are also subject to change when prevailing interest rates change. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a discount from their face amount or from the amount the Underlying Fund paid for them. These fluctuations will usually be greater for longer-term debt securities than shorter-term debt securities. When interest rates fall, debt securities may be repaid more quickly than expected and the Underlying Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, the issuers may repay principal more slowly than expected and the value of the Fund's holdings may fall sharply. This is referred to as "extension risk." Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates.

     Fixed-Income Market Risks. Developments relating to subprime mortgages have adversely affected fixed-income securities markets in the United States, Europe and elsewhere. The values of many types of debt securities have been reduced, including debt securities that are not related to mortgage loans. These developments have reduced the willingness of some lenders to extend credit and have made it more difficult for borrowers to obtain financing on attractive terms or at all. These developments also have had a negative effect on the broader economy. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper an Underlying Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

     Special Risks of Lower-Grade Securities. Lower-grade debt securities, whether rated or unrated, have greater risks than investment-grade securities. They may be subject to greater price fluctuations and have a greater risk that the issuer might not be able to pay interest and principal when due. The market for lower-grade securities may be less liquid and therefore they may be harder to value or to sell at an acceptable price, especially during times of market volatility or decline.

Main Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the the settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in emerging or developing market countries.

Foreign securities owned by an Underlying Fund may trade on weekends or other days when the Fund and the Underlying Funds do not price their shares. As a result, the value of the Fund's net assets value may change on days when you will not be able to purchase or redeem the Fund's shares. Fund shareholders may be unable to deduct or take a credit for foreign taxes paid by the Underlying Funds on their foreign investments.

     Time-Zone Arbitrage. The Underlying Funds may invest in securities of foreign issuers that are traded in U.S. or foreign markets. If an Underlying Fund invests a significant amount of its assets in foreign securities, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the New York Stock Exchange (the "NYSE") that day, when the Underlying Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Underlying Fund's use of "fair value pricing" under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Manager and the Board believe to be their fair value, may help deter those activities.

     Special Risks of Developing and Emerging Markets. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Main Risks of Alternative Asset Classes. Some of the Underlying Funds seek investments that are expected to perform differently from the primary equity and fixed-income markets. Those asset classes may be volatile or illiquid however, particularly during periods of market instability, and they may not provide the expected uncorrelated returns.

Affiliated Portfolio Risk. In managing the Fund, the Manager will have authority to select and substitute Underlying Funds. The Manager may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to it by some Underlying Funds are higher than the fees paid by other Underlying Funds. However the Manager's fund-of-funds committee monitors the investment process, identifies, addresses and resolves any potential issues and reports to the Boards of the Fund and of each Underlying Fund at least annually.

Who Is the Fund Designed For? The Fund is designed primarily for investors seeking to combine the growth potential of stocks with a smaller allocation to bonds. Because the Underlying Funds generally invest a substantial portion of their assets in stocks, those investors should be willing to assume the risks of share price fluctuations that are typical for substantial stock investments. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year and the life of the Fund compare with those of two broad measures of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at:
https://www.oppenheimerfunds.com/fund/investors/overview/PortfolioSeriesActiveAllocationFund

Sales charges are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was __% (__) and the lowest return was __% (__). For the period ______ the cumulative return before taxes was __%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns for the periods ended December 31, 2009	1 Year	Life of class
Class A Shares (inception 04/05/05)
Return Before Taxes	%	%
Return After Taxes on Distributions	%	%
Return After Taxes on Distributions and Sale of Fund Shares	%	%
Class B Shares (inception 04/05/05)%		%
Class C Shares (inception 04/05/05)%		%
Class N Shares (inception 04/05/05)%		%
Class Y Shares (inception 04/05/05)%		%
S&P 500 Index	%	%*
(reflects no deduction for fees, expenses or taxes)
Barclays Capital U.S. Aggregate Bond Index	%	%*
(reflects no deduction for fees, expenses or taxes)

*From 3-31-05

Investment Adviser

Investment Adviser. OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager").

Portfolio Managers

Portfolio Managers. Alan C. Gilston has beenportfolio manager of the Fund since February 2009 and Vice President of the Fund since December 2009. Krishna Memani has been [Vice President and] a portfolio manager of the Fund since June 2010, and Caleb Wong has been a Vice President and portfolio manager of the Fund since April 2005.

Purchase and Sale of Fund Shares

Purchase and Sale of Fund Shares. In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. For certain investment plans and retirement accounts, the minimum initial investment is $500 and, for some, the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250.
     Shares may be purchased through a financial intermediary or the Distributor or redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1-800-225-5677. Share transactions may be paid by check, by Federal funds wire or directly from or into your bank account.

Taxes

Taxes. If your shares are not held in a tax-deferred account, Fund distributions are subject to federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE ABOUT THE FUND

About the Fund's Investments

The allocation of the Fund's portfolio among Underlying Funds with different types of investments will vary over time and the Underlying Fund's portfolios might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's and the Underlying Funds' investment policies and risks.

THE FUND'S PRINCIPAL INVESTMENT POLICIES AND RISKS. The following strategies and types of investments are the ones that the Fund and certain Underlying Funds consider to be the most important in seeking to achieve their investment objectives and the following risks are those the Fund expects its portfolio to be subject to as a whole.

INVESTMENTS IN THE UNDERLYING FUNDS. Under normal circumstances, the Fund invests in a diversified portfolio made up of varying allocations of investments in the Underlying Funds. The mix of Underlying Funds was chosen to seek diversification and to implement the Fund's allocation strategies. The choice of Underlying Funds, the objectives and policies of the Underlying Funds and the Fund's allocations to the Underlying Funds may change from time to time without approval by the Fund's shareholders.

An Underlying Fund may have investment policies similar to those of one of the other Underlying Funds or other funds advised by the Manager. If one of those other funds purchases or sells a particular security at the same time that an Underlying Fund is purchasing or selling it, such purchases or sales could affect the supply or price of the security. The simultaneous purchase of a security by one Underlying Fund and its sale by another Underlying Fund could also increase the trading costs borne indirectly by the Fund.

EQUITY SECURITIES. Some Underlying Funds invest primarily in common stock or other types of equity securities, including preferred stocks, rights and warrants, and securities convertible into common stock. The issuers may be small, medium or large capitalization companies, as defined in the particular Underlying Fund's prospectus. Not all Underlying Funds define small- and mid-cap issuers in the same way. Some of the Underlying Funds may emphasize investments in "growth" securities or "value" securities.

  Common Stock. Common stock represents an ownership interest in the issuer and fluctuates in price in response to conditions affecting the issuer or changes in equity markets in general. An Underlying Fund may invest in common stock to seek capital appreciation, dividend income or both. Common stock is generally subordinate to the other securities of an issuer.
  Preferred Stock. Preferred stocks are a form of equity security that typically have a fixed dividend that may cause their prices to behave more like those of debt securities. Preferred stock dividends may be cumulative (they remain a liability of the company until they are paid) or non-cumulative. If prevailing interest rates rise, the fixed dividend on preferred stock may be less attractive, causing the price of preferred stocks to decline. The right to payment of dividends on preferred stock is generally subordinate to the rights of a corporation's debt securities.
  Convertible Securities. Some of the Underlying Funds may also buy interest bearing securities that are convertible into common stock. While many convertible securities are debt securities, the Underlying Funds consider some of them to be "equity equivalents" because of their features allowing them to be converted into common stock. Convertible securities may be subject to the risks of the common stock of the issuer as well as to credit risk and interest rate risk. Some of the Underlying Funds may buy convertible securities rated below investment grade by nationally recognized rating organizations. The credit rating of an "equity equivalent" convertible security generally has less impact on the Underlying Fund's investment decisions than in the case of other debt securities.

     Foreign Equity Securities. Some of the Underlying Funds primarily invest in stocks and other equity securities of companies organized under the laws of a foreign country or companies that have a substantial portion of their operations or assets abroad, or derive a substantial portion of their revenue of profits from businesses, investments or sales outside of the United States. Foreign securities may include securities traded primarily on foreign securities exchanges or in foreign over-the-counter markets. Some of the Underlying Funds consider securities of foreign issuers that are represented in the U.S. securities markets by American Depository Receipts ("ADRs") or similar depository arrangements to be "foreign securities" for purposes of their investment allocations.

FIXED-INCOME INVESTMENTS. Some of the Underlying Funds invest primarily in debt securities to seek income. Other Underlying Funds may invest in debt securities for defensive purposes or for liquidity purposes pending the purchase of new investments or to have cash to pay for redemptions. Some of the fixed-income investments the Underlying Funds might invest in include:

  money market instruments;
  securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, including: Treasury securities, Mortgage-related government securities (interests in pools of residential or commercial mortgages, in the form of collateralized mortgage obligations and other "pass-through" mortgage securities) and forward roll transactions (also referred to as "mortgage dollar rolls");
  mortgage-related securities issued by private issuers, such as banks, savings and loans, and other entities, including private-issuer mortgage-backed securities;
  zero-coupon and stripped securities;
  commercial paper (short-term corporate debt);
  foreign debt securities, including securities issued by foreign governments and companies, as well as "supra-national" entities, such as the World Bank;
  asset-backed securities (interests in pools of consumer loans and other trade receivables);
  floating rate and variable rate securities;
  "structured" notes;
  participation interests in loans; and
  repurchase agreements.

Fixed-income investments may be subject to the following risks:

  Interest Rate Risk. The values of debt securities are subject to change when prevailing interest rates change. When interest rates fall, the values of outstanding debt securities generally rise. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. An Underlying Fund's share prices may go up or down when interest rates change because of the effect of those changes on the value of the Underlying Fund's investments in debt securities.
  These fluctuations will often be greater for longer-term debt securities than for shorter-term debt securities. When the average maturity of an Underlying Fund's portfolio is longer, its share prices may fluctuate more when interest rates change. Zero-coupon or "stripped" securities may be particularly sensitive to interest rate changes. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks.
  Prepayment Risk. Certain fixed-income securities are subject to the risk of unanticipated prepayment. That is the risk that when interest rates fall, borrowers will repay the mortgages that underlie these securities more quickly than expected, causing the issuer of the security to repay the Underlying Fund prior to the security's expected maturity. The Underlying Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If an Underlying Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Underlying Fund to lose a portion of its principal investment. Interest-only and principal-only securities, which certain Underlying Funds may buy, are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and prepayment assumptions about those investments.
  Extension Risk. If interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause the value of an Underlying Fund's shares to fall.
  Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a security might not make the interest and principal payments on the security as they become due. U.S. Government securities generally have low credit risks, while securities issued by private issuers or certain foreign governments generally have greater credit risks. If an issuer fails to pay interest, an Underlying Fund's income might be reduced, and if an issuer fails to repay principal, the value of that security and of the Underlying Fund's shares might fall. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities.

     Special Risks of Lower-Grade Securities. To seek higher total return or income, some of the Underlying Funds may invest in securities with credit ratings below investment grade (commonly called "junk bonds"). That means that they are rated lower than "Baa" by Moody's Investors Service or "BBB" by Standard & Poor's Rating Service or have comparable ratings by other nationally-recognized rating organizations or are unrated securities that the Manager considers to be of equivalent quality. The credit risks of those Underlying Funds may be greater than those of funds that buy only investment-grade securities. Lower-grade debt securities may be subject to greater price fluctuations than investment-grade debt securities. Securities that are (or that have fallen) below investment grade may have a greater risk that the issuer might default on its obligation to pay interest or repay principle. There may be less of a market for those securities, making it harder to value them or sell them at an acceptable price. These risks may reduce an Underlying Fund's share prices and the income it earns.

Foreign Fixed-Income Securities. Some of the Underlying Funds primarily invest in foreign debt securities, including securities issued by foreign governments and companies, as well as "supra-national" entities, such as the World Bank. They can include bonds, debentures, and notes, including derivative investments called "structured" notes, described below. The Underlying Fund's foreign debt investments may be denominated in U.S. dollars or in foreign currencies. Debt securities issued by a foreign government may not be supported by the "full faith and credit" of that government. Debt securities of issuers in developing or emerging markets countries may have a higher risk of default and some may be considered speculative.

Industry and Regional Focus. At times, an Underlying Fund may emphasize investments in a particular industry, group of industries, sector or region of the world. Securities of issuers in a particular industry or region might be affected by changes in economic conditions or by changes in government regulations, availability of basic resources or supplies, or other events that affect that industry or region more than others.

Non-Diversification. While the Fund is a "diversified" fund under the Investment Company Act of 1940, three of the Underlying Funds, Oppenheimer Gold Special Minerals Fund, Oppenheimer International Bond Fund and Oppenheimer Real Estate Fund are "non-diversified" funds. Accordingly, those funds can invest a greater portion of their assets in the securities of a single issuer than "diversified" funds can. To the extent one of those Underlying Funds invests a relatively high percentage of its assets in the securities of a single issuer or a small group of issuers, it is subject to additional risk of loss if those securities lose market value.

Growth Investing. Growth companies are companies whose earnings and stock prices are expected to grow at a faster rate than the overall market. Growth companies can be new companies or established companies that may be entering a growth cycle in their business. Their anticipated growth may come from developing new products or services or from expanding into new or growing markets. Growth companies may be applying new technologies, new or improved distribution methods or new business models that could enable them to capture an important or dominant market position. They may have a special area of expertise or the ability to take advantage of changes in demographic or other factors in a more profitable way. Although newer growth companies may not pay any dividends for some time, their stocks may be valued because of their potential for price increases.

     Risks of Growth Investing. If a growth company's earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.

Value Investing. Value investing seeks stocks that are priced below their real or prospective worth. Value investing uses fundamental analysis and research to seek to identify issuers whose securities are undervalued in the marketplace in relation to factors such as their earnings potential, assets, industry position, management strength and cash flows. Undervalued companies may have lower stock prices because the market is not aware of their intrinsic value or does not yet fully recognize their future potential. The price of those securities may increase if other investors recognize a company's current or potential worth.

     Risks of Value Investing. Value investing entails the risk that if the market does not recognize that a selected security is undervalued, the prices of that security might not appreciate as anticipated. A value investing approach could also lead to acquiring fewer securities that might experience rapid price increases during times of market advances. This could cause the investments to underperform strategies that seek capital appreciation by employing only a growth or other non-value approach. Value investing has also gone in and out of favor during past market cycles and is likely to continue to do so. During periods when value investing is out of favor or when markets are unstable, the securities of "value" companies may underperform the securities of "growth" companies.

Risks of Small- and Mid-Sized Companies. Small- and mid-sized companies may be either established or newer companies, including "unseasoned" companies that have been in operation for less than three years. While smaller companies might offer greater opportunities for gain than larger companies, they also involve greater risk of loss. They may be more sensitive to changes in a company's earnings expectations and may experience more abrupt and erratic price movements. Smaller companies' securities often trade in lower volumes and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-sized companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-sized companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. Securities of small, unseasoned companies may be particularly volatile, especially in the short-term, and may have very limited liquidity. It may take a substantial period of time to realize a gain on an investment in a small- or mid-sized company, if any gain is realized at all.

The Underlying Funds may use different definitions of small- or mid-cap companies, as stated in Underlying Funds' prospectuses. To the extent that some of the Underlying Funds invest significantly in small-cap securities, because those securities may be traded infrequently, investors may seek to trade shares of those funds based on their knowledge or understanding of the value of those types of securities (this is sometimes referred to as "price arbitrage"). Such price arbitrage, if otherwise successful, might interfere with the efficient management of an Underlying Fund's portfolio to a greater degree than would be the case for funds that invest in more liquid securities, because the fund may have difficulty selling those securities at advantageous times or prices to satisfy the liquidity requirements created by large and/or frequent trading activity. Successful price arbitrage activities might also dilute the value of an Underlying Fund's shares held by other shareholders.

Investing in Special Situations. Some of the Underlying Funds might periodically seek to benefit from what they perceive to be a "special situation," such as a merger, reorganization, restructuring or other unusual event that is expected to affect a particular issuer. However, there is a risk that the anticipated change or event might not occur, which could have a negative impact on the price of the issuer's securities. An Underlying Fund's investment might not produce the expected gains or could incur a loss for the portfolio.

Cyclical Opportunities. Some Underlying Funds might seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes. An Underlying Fund might also seek to gain from cyclical events that might affect particular issuers or industries. There is a risk that if a cyclical event does not have the anticipated effect, the value of the Underlying Fund's investment could fall.

Investments in Real Estate Securities. One of the Underlying Funds, Oppenheimer Real Estate Fund, invests primarily in shares of real estate investment trusts (REITs). It can also invest in real estate operating companies (REOCs) and other real estate related securities. REITs can generally be classified as Equity REITs, Mortgage REITs or Hybrid REITs. That Underlying Fund invests primarily in Equity REITs.

  Equity REITs. Equity REITs are companies that primarily invest in real property and derive income mainly from the collection of rents. Equity REITs may also realize capital gains by investing in and selling properties that have appreciated in value.
  Mortgage REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.
  Hybrid REITs. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

Because that Underlying Fund concentrates its assets in the real estate industry, its performance is closely linked to the performance of the real estate markets. Property values or revenues from real estate investments may fall due to many different factors, including: disruptions to real estate sales markets, increased vacancies or declining rents, negative economic developments affecting businesses or individuals, increased real estate operating costs, lower real estate demand, oversupply, obsolescence, competition, uninsured casualty losses, condemnation losses, environmental liabilities, the failure of borrowers to repay loans in a timely manner, changes in prevailing interest rates or rates of inflation, lack of available credit or changes in federal or state taxation policies affecting real estate. The price of a real estate company's securities may also drop because of dividend reductions, lowered credit ratings, poor company management, or other factors that affect companies in general. Smaller REIT companies may be subject to greater risks than larger REIT companies. Because that Underlying Fund invests primarily in real estate securities, it may perform poorly during a downturn in that industry.

OTHER INVESTMENT STRATEGIES AND RISKS. The Underlying Funds can also use the investment techniques and strategies described below. An Underlying Fund might not use all of these techniques or strategies or might only use them from time to time.

Special Risks of Initial Public Offerings (IPOs). One of the Underlying Funds, Oppenheimer Main Street Small Cap Fund, has no limit on the amount of its assets that can be invested in IPOs. By definition, securities issued in IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include, among others, the fact that there may be only a limited number of shares available for trading. The market for those securities may be unseasoned. The issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for that Underlying Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.

Rights and Warrants. Rights and warrants provide the option to purchase equity securities at a specific price during a specific period of time.

When-Issued and Delayed-Delivery Transactions. Some of the Underlying Funds may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "delayed-delivery" basis. When-issued and delayed-delivery securities are purchased at a price that is fixed at the time of the transaction, with payment and delivery of the security made at a later date. During the period between purchase and settlement, the Underlying Fund makes no payment to the issuer and no interest accrues to the Underlying Fund from the investment.
The securities are subject to changes in value from market fluctuations during the period until settlement and the value of the security on the delivery date may be more or less than the Underlying Fund paid. An Underlying Fund may lose money if the value of the security declines below the purchase price.

The Fund and the Underlying Fund can invest in a number of different types of "derivative" investments. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may allow an Underlying Fund or the Fund to increase or decrease exposure to certain markets or risks.

The Fund and some Underlying Funds may use derivatives to seek income or capital gain or to hedge against the risks of other investments. Options, futures, forward contracts and swaps are some of the types of derivatives the Fund and the Underlying Funds can use. The Fund and the Underlying Funds may also use other types of derivatives that are consistent with their investment strategies or for hedging purposes. The Fund and the Underlying Funds are not required to use derivatives in seeking their investment objectives or for hedging and might not do so.

DERIVATIVE INVESTMENTS. The Underlying Funds can invest in a number of different types of "derivative" investments. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may allow an Underlying Fund to increase or decrease its exposure to certain markets or risks.

Some Underlying Funds may use derivatives to seek income or capital gain or to hedge against the risks of other investments. Options, futures, forward contracts and swaps are some of the types of derivatives the Underlying Funds can use. The Underlying Funds may also use other types of derivatives that are consistent with their investment strategies or for hedging purposes. The Underlying Funds are not required to use derivatives in seeking their investment objectives or for hedging and might not do so.

Oppenheimer International Growth Fund can only invest up to 25% of its net assets in derivatives. Other Underlying Funds have no stated limit on derivative investments, but will comply with all applicable laws and regulations. There is no target range for indirect investment in derivatives at the Fund level.

Put and Call Options. Some Underlying Funds may buy and sell call and put options on futures contracts (including commodity futures contracts), commodity indices, financial indices, securities indices, currencies, financial futures, swaps and securities. A call option gives the buyer the right, but not the obligation, to purchase an underlying asset at a specified (strike) price. A put option gives the buyer the right, but not the obligation, to sell an underlying asset at a specified price. Options may be traded on a securities exchange or over-the-counter. Options on commodity futures contracts are traded on the same exchange on which the underlying futures contract is listed.

Some Underlying Funds are limited to selling call options if they are "covered." For call options on securities, that means the Underlying Fund owns the securities that are subject to the call. For other types of call options, the Underlying Fund would be required to identify liquid assets to cover its obligation under option. An Underlying Fund may have no limit on the amount of its total assets that may be subject to covered calls. Some Underlying Funds that also sell put options must identify liquid assets to cover any put options they sell.

     Special Risks of Options. If an Underlying Fund sells a put option, there is a risk that it may be required to buy the underlying investment at a disadvantageous price and if an Underlying Fund sells a call option, there is a risk that it may be required to sell the underlying investment at a disadvantageous price. If an Underlying Fund sells a call option on an investment that it owns (referred to as a "covered call") and the investment has increased in value when the call option is exercised, the Underlying Fund will be required to sell the investment at the call price and will not be able to realize any of the investment's value above the call price. Options may involve economic leverage, which could result in greater price volatility than other investments.

Futures Contracts. Certain Underlying Funds can buy and sell futures contracts, including financial futures contracts and commodities futures contacts. Futures contracts are agreements in which one party agrees to buy an asset from the other party at a later date at a price and quantity agreed-upon when the contract is made. Futures contracts are traded on futures exchanges, which offer a central marketplace in which to originate futures contracts and clear trades in a secondary market. Futures exchanges also provide standardization of expiration dates and contract sizes. Buyers of futures contracts do not own the underlying asset or commodity unless they decide to accept delivery at expiration of the contract. Financial futures contracts are standardized commitments to either purchase or sell designated financial instruments at a future date for a specified price, and may be settled in cash or through delivery of the underlying instrument. Delivery of the underlying commodity to satisfy a commodity futures contract rarely occurs and buyers typically close-out their positions before expiration. Generally, an Underlying Fund expects to satisfy or offset the delivery obligations under a futures contract by taking an equal but opposite position in the futures market in the same underlying instrument. The Underlying Funds' investments in futures contracts may involve substantial risks.

     Special Risks of Futures Contracts. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. An Underlying Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Forward Contracts. Forward contracts are foreign currency exchange contracts that are used to buy or sell foreign currency for future delivery at a fixed price. Although each Underlying Fund values its assets daily in terms of U.S. dollars, the Underlying Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. An Underlying Fund may use forward contracts to try to protect against declines in the U.S. dollar value of foreign securities that it owns and against increases in the dollar cost of foreign securities it anticipates buying. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases. Forward contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

     Forward Contract Risks. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. Investments in forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing an Underlying Fund to sustain losses on these contracts and to pay additional transaction costs.

Credit Default Swaps. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer's failure to make timely payments of interest or principal, bankruptcy or restructuring. The terms of the instrument are generally negotiated by the Underlying Fund and the swap counterparty. A swap may be embedded within a structured note or other derivative instrument.

Generally, if an Underlying Fund buys credit protection using a credit default swap, it will make fixed payments to the counterparty and if a credit event occurred, the Underlying Fund would deliver the defaulted bonds underlying the swap to the swap counterparty and the counterparty would pay the Underlying Fund par for the bonds. If an Underlying Fund sells credit protection using a credit default swap, generally it will receive fixed payments from the counterparty and if a credit event occurred, the Underlying Fund would pay the swap counterparty par for the defaulted bonds underlying the swap and the swap counterparty would deliver the bonds to the Underlying Fund. If the credit swap is on a basket of securities, the notional value of the swap is reduced by the par amount of the defaulted bonds, and the fixed payments are then made on the reduced notional value.

Credit default swaps are subject to credit risk on the underlying investment and to counterparty credit risk. If the counterparty fails to meet its obligations the Underlying Fund may lose money. Credit default swaps are also subject to the risk that an Underlying Fund will not properly assess the cost of the underlying investment. If an Underlying Fund is selling credit protection, there is a risk that a credit event could occur and that the Underlying Fund would have to pay par value on defaulted bonds. If an Underlying Fund was buying credit protection, there is a risk that no credit event would occur and the Underlying Fund would receive no benefit for the premium paid.

Interest Rate Swaps. In an interest rate swap, the Underlying Fund and another party exchange the right to receive interest payments on a security or other reference rate. For example, they might swap the right to receive floating rate payments for the right to receive fixed rate payments. The terms of the instrument are generally negotiated by an Underlying Fund and the swap counterparty. An interest rate swap may be embedded within a structured note or other derivative instrument.

Interest rate swaps are subject to interest rate risk and credit risk. An interest rate swap transaction could result in losses if the underlying asset or reference does not perform as anticipated. Interest Rate swaps are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Underlying Fund may lose money.

Total Return Swaps. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities or a non-asset reference such as a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference.
Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, an Underlying Fund may lose money.

Swap Transactions. There is no central exchange or market for swap transactions and therefore they are less liquid than exchange-traded instruments.

Commodity-Linked Derivatives. A commodity-linked derivative is a derivative instrument whose value is linked to the price movement of a commodity, commodity index, or commodity option or futures contract. The value of some commodity-linked derivatives may be based on a multiple of those price movements. One of the Underlying Funds invests primarily in commodity-linked derivatives known as "commodity-linked notes." That Underlying Fund has limits on the leverage ratio of each commodity-linked note it buys as well as on its overall portfolio and is subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments.

     Commodity-Linked Notes. A commodity-linked note is a derivative instrument that has characteristics of both a debt security and a commodity-linked derivative. It typically makes interest payments like a debt security and at maturity the principal payment is linked to the price movement of a commodity, commodity index or commodity option or futures contract. Commodity-linked notes are typically issued by a bank, other financial institution or a commodity producer. An Underlying Fund negotiates with the issuer to obtain specific terms and features that are tailored to its investment needs.

One of the Underlying Funds invests primarily in commodity-linked notes. That Underlying Fund has limits on the leverage ratio of each commodity-linked note it buys as well as on its overall portfolio and is subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments.

Hedging. All of the Underlying Funds may use derivatives for hedging purposes. Hedging transactions are intended to reduce the risk of security price declines, interest rate changes, currency rate changes or other risks in the Underlying Fund's portfolio. At times, however, a hedging instrument's value might not be correlated with the investment it is intended to hedge, and the hedge might be unsuccessful. If an Underlying Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, the strategy could reduce its return or create a loss.

Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform the way an Underlying Fund expects it to. Some derivatives have the potential for unlimited loss, regardless of the size of an Underlying Fund's initial investment. An Underlying Fund may also lose money on a derivative investment if the issuer fails to pay the amount due. Certain derivative investments held by an Underlying Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and can increase portfolio turnover. As a result of these risks, an Underlying Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful.

     Risks of Leverage. Some derivatives certain Underlying Funds buy involve a degree of leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. An Underlying Fund's use of certain economically leveraged derivatives can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When an Underlying Fund uses derivatives for leverage its share price will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of its investments.

The Underlying Funds are subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments. Under these requirements, an Underlying Fund must identify liquid assets (referred to sometimes as "asset segregation"), or engage in other measures, with regard to its derivative instruments.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

Investments by "Funds of Funds." Shares of certain Underlying Funds are offered as an investment to other Oppenheimer funds that act as "funds of funds." The Fund and the other funds of funds may invest significant portions of their assets in shares of those Underlying Funds. From time to time, those investments may also represent a significant portion of an Underlying Fund's outstanding shares or of its outstanding Class Y shares. The Oppenheimer funds of funds typically use asset allocation strategies that may cause them increase or reduce the amount of their investment in an Underlying Fund frequently, possibly on a daily basis during volatile market conditions. If the size of those purchases or redemptions were significant relative to the size of an Underlying Fund's assets, the Underlying Fund might be required to purchase or sell portfolio securities, which could increase its transaction costs and reduce the performance of all of its share classes. Further discussion of the possible effects of frequent trading in a fund's shares is included in the section "Limitations on Frequent Exchanges" in this prospectus.

Loans of Portfolio Securities. The Underlying Funds may loan their portfolio securities to brokers, dealers and financial institutions to seek income. Certain Underlying Funds have entered into a securities lending agreement with The Goldman Sachs Trust Company, doing business as Goldman Sachs Agency Lending ("Goldman Sachs") for that purpose. Under the agreement, Goldman Sachs will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Underlying Fund, however, will be responsible for the risks associated with the investment of cash collateral, including the risk that it may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower. The Underlying Funds' portfolio loans must comply with the collateralization and other requirements of the securities lending agreement, its securities lending procedures and applicable government regulations.

Each Underlying Fund limits its loans of portfolio securities to not more than 25% of its net assets.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund or an Underlying Fund and their shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund and the Underlying Funds. That may result in another fund or account holding investment positions that are adverse to an Underlying Fund's investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of an Underlying Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as an Underlying Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Underlying Funds and, as a result, the value of securities held by an Underlying Fund or its investment strategies may be adversely affected. Each Underlying Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and an Underlying Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager, however such policies and procedures may also limit the Fund's or the Underlying Funds' investment activities and affect their performance.

Investments in Oppenheimer Institutional Money Market Fund. The Fund and the Underlying Funds can invest their free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund, to provide liquidity or for defensive purposes. The Fund and the Underlying Funds invest in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than they could obtain on their own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, and is part of the Oppenheimer family of funds. It invests in a variety of short-term, high quality, dollar-denominated money market instruments issued by the U.S. Government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Fund or the Underlying Funds directly. At the time of an investment, the Fund or an Underlying Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As shareholders, the Fund and the Underlying Funds will be subject to their proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of each Underlying Fund's advisory fee to the extent of its share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Liquidity Facility. In order to pay cash to shareholders who redeem their shares on any given day, the Underlying Funds usually must hold cash in their portfolios, liquidate portfolio securities, or borrow money, each of which imposes certain costs. Certain Underlying Funds may also, from time to time, participate in a program offered by ReFlow, LLC ("ReFlow") to provide this required liquidity. ReFlow is designed to provide an alternative source of funding to help meet shareholder redemptions while minimizing an Underlying Fund's costs and cash flow disruptions (compared to selling portfolio securities or other liquidity facilities such as a line of credit) and allowing the Underlying Fund to remain more fully invested. ReFlow provides this liquidity by being prepared to purchase an Underlying Fund's shares equal to the amount of the Fund's net redemptions on any given day, at its closing net asset value. On subsequent days when the Underlying Fund experiences net subscriptions, ReFlow redeems its holdings at the Underlying Fund's net asset value on that day. When an Underlying Fund participates in the ReFlow program, it pays ReFlow a fee at a rate determined by a daily auction with other participating mutual funds in the ReFlow program. There is no assurance that ReFlow will have sufficient funds available to meet an Underlying Fund's liquidity needs on a particular day and ReFlow is prohibited from acquiring more than 3% of the outstanding shares of any Underlying Fund.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund or any Underlying Fund can invest up to 100% of its assets in investments that may be inconsistent with its principal investment strategies. Generally, the Fund or an Underlying Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. Government securities. The Fund or an Underlying Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of its shares or the sale of its portfolio securities or to meet anticipated redemptions of its shares. To the extent the Fund or an Underlying Fund invests in these securities, it might not achieve its investment objective.

Portfolio Turnover. A change in the securities held by a fund is known as "portfolio turnover." The Fund and the Underlying Funds may engage in active and frequent trading to try to achieve their investment objectives and may have portfolio turnover rates of over 100% annually. If the Fund or an Underlying Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. Increased portfolio turnover may also result in higher brokerage fees or other transaction costs, which can reduce an Underlying Fund's performance. Most of the Fund's portfolio transactions are purchases or sales of the Underlying Funds' shares, however, which do not entail any brokerage fees or transaction costs. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during past fiscal years.

CHANGES TO THE FUND'S INVESTMENT POLICIES. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares, however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is not a fundamental policy but will not be changed by the Fund's Board without advance notice to shareholders. Investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.
Certain investment objectives and strategies of the Underlying Funds are fundamental policies and others are non-fundamental policies, as indicated in each Underlying Fund's prospectus or Statement of Additional Information. Each Underlying Fund's Board can change non-fundamental policies without shareholder approval, including without the approval of the Fund.

Portfolio Holdings.  The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER. OppenheimerFunds, Inc., the Fund's Manager, chooses its investments and handles its day-to-day business, subject to policies established by the Fund's Board of Trustees. The Manager carries out its duties under an investment advisory agreement with the Fund that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has been an investment adviser since 1960. The Manager and a subsidiary managed funds with nearly 6 million shareholder accounts as of March 31, 2010. The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees. Under the investment advisory agreements, the Manager does not charge a management fee to the Fund. However the Manager collects indirect management fees from the Fund's investments in the Underlying Funds and in Oppenheimer Institutional Money Market Fund. As of January 31, 2010, the Fund's weighted indirect management fees, as a percent of average daily net assets of the Fund was [ ]% for each Class of shares.

     The Manager has voluntarily agreed waive fees and/or reimburse the Fund for certain expenses so that the Total Annual Operating Expenses, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), will not exceed the annual rate of 1.45% for Class A, 2.20% for Class B and Class C, 1.70% for Class N and 1.20% for Class Y.

     The limitation will be applied after giving effect to any reimbursements by the Distributor of 12b-1 fees paid by a Fund with respect to investments in Class A shares of any Underlying Funds that do not offer Class Y shares. The expense limitations do not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business. The Manager is not required to waive or reimburse fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds and in Oppenheimer Institutional Money Market Fund.

A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory contract is available in each Fund's Annual Report to shareholders for the year ended January 31, 2010.

Portfolio Managers. The Fund's portfolio is managed by a team of investment professionals, including Alan C. Gilston, Krishna Memani and Caleb Wong, who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Gilston has been a portfolio manager of the Fund since February 2009 and Vice President of the Fund since December 2009. Mr. Memani has been a [Vice President and] portfolio manager of the Fund since June 2010. Mr. Wong has been a portfolio manager and Vice President of the Fund since April 2005.

     Mr. Gilston has been a member of the Fund's portfolio management team since February 2009. He has been a Vice President and portfolio manager of the Manager since September 1997 and was a member of the Manager's Risk Management Team during various periods. Mr. Gilston is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Mr. Memani has been a Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager since March 2009. Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 through January 2009. He was the Chief Credit Strategist at Credit Suisse Securities from August 2002 through March 2006. He was a Managing Director and Senior Portfolio Manager at Putnam Investments from September 1998 through June 2002. Mr. Memani is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Mr. Wong has been a Vice President of the Manager since June 1999 and has worked in fixed-income quantitative research and risk management for the Manager since July 1996. Mr. Wong is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

     The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares.

Information about the portfolio managers of the Underlying Funds is available in the Portfolio Manager section of their individual prospectuses and Statements of Additional Information.

MORE ABOUT YOUR ACCOUNT

About Your Account

Where Can You Buy Fund Shares? Oppenheimer funds may be purchased either directly or through a variety of "financial intermediaries" that offer Fund shares to their clients. Financial intermediaries include securities dealers, financial advisors, brokers, banks, trust companies, insurance companies and the sponsors of fund "supermarkets," fee-based advisory or wrap fee programs or college and retirement savings programs.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors five different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. When you buy shares, be sure to specify the class of shares you wish to purchase. If you do not choose a class, your investment will be made in Class A shares.

Class A Shares. If you buy Class A shares, you will pay an initial sales charge on investments up to $1 million for regular accounts or lesser amounts for certain retirement plans or if you qualify for certain fee waivers. The amount of the sales charge will vary depending on the amount you invest. The sales charge rates for different investment amounts are listed in "About Class A Shares" below.

Class B Shares. If you buy Class B shares, you will pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge (distribution fee) over a period of approximately six years. If you sell your shares within six years after buying them, you will normally pay a contingent deferred sales charge. The amount of the contingent deferred sales charge varies depending on how long you own your shares, as described in "About Class B Shares" below.

Class C Shares. If you buy Class C shares, you will pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 12 months after buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "About Class C Shares" below.

Class N Shares. Class N shares are available only through certain retirement plans. If you buy Class N shares, you pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 18 months after the retirement plan's first purchase of Class N shares, you may pay a contingent deferred sales charge of 1.0%, as described in "About Class N Shares" below.

Class Y Shares. Class Y shares are offered only to certain institutional investors that have a special agreement with the Distributor and to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. See "About Class Y Shares" below.

Certain sales charge waivers may apply to purchases or redemptions of Class A, Class B, Class C or Class N shares. More information about those waivers is available in the Fund's Statement of Additional Information, or by clicking on the hyperlink "Sales Charges & Breakpoints" under the heading "Fund Information" on the OppenheimerFunds website at "www.oppenheimerfunds.com."

WHAT IS THE MINIMUM INVESTMENT? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. The minimum additional investment requirement does not apply to reinvested dividends from the Fund or from other Oppenheimer funds or to omnibus account purchases. A $25 minimum applies to additional investments through an Asset Builder Plan, an Automatic Exchange Plan or a government allotment plan established before November 1, 2002. Reduced initial minimums are available in certain circumstances, including under the following investment plans:

  For most types of retirement accounts that OppenheimerFunds offers, the minimum initial investment is $500.
  For certain retirement accounts that have automatic investments through salary deduction plans, there is no minimum initial investment.
  For an Asset Builder Plan or Automatic Exchange Plan or a government allotment plan, the minimum initial investment is $500.
  For certain fee-based programs that have an agreement with the Distributor, a minimum initial investment of $250 applies.

Minimum Account Balance. A $12 annual "minimum balance fee" is assessed on Fund accounts with a value of less than $500. The fee is automatically deducted from each applicable Fund account annually in September. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed. Small accounts may be involuntarily redeemed by the Fund if their value has fallen below $200 for reasons other than a decline in the market value of the shares.

Choosing a Share Class

CHOOSING A SHARE CLASS. Once you decide that the Fund is an appropriate investment for you, deciding which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. The Fund's operating costs that apply to a share class and the effect of the different types of sales charges on your investment will affect your investment results over time. For example, the net asset value and the dividends of Class B, Class C, and Class N shares will be reduced by additional expenses borne by those classes, such as the asset-based sales charge.

     Two of the factors to consider are how much you plan to invest and, while future financial needs cannot be predicted with certainty, how long you plan to hold your investment. For example, with larger purchases that qualify for a reduced initial sales charge on Class A shares, the effect of paying an initial sales charge on purchases of Class A shares may be less over time than the effect of the asset-based sales charges on Class B, Class C, or Class N shares. For retirement plans that qualify to purchase Class N shares, Class N will generally be the most advantageous share class. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate each of the factors to see if you should consider a different class of shares.

The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. These examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, if you do not plan to hold your shares for six years or more), you should consider investing in Class C shares. That is because of the effect of the initial sales charge on Class A shares or the Class B contingent deferred sales charge if you redeem within six years.
  Investing for the Longer Term. If you are investing less than $100,000 for the longer term and do not expect to need access to your money for six years or more, Class B shares may be appropriate.
  Amount of Your Investment. Your choice will also depend on how much you plan to invest. For shorter-term investments of less than $100,000, Class C shares might be the appropriate choice because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares you redeem after holding them for one year or more. However, if you plan to invest more than $100,000, and as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because over time the ongoing asset-based sales charge on Class C shares will have a greater impact on your account than the reduced front-end sales charge available for Class A share purchases of $100,000 or more. If you invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.

     The Distributor normally will not accept purchase orders from a single investor for more than $100,000 of Class B shares or for $1 million or more of Class C shares. Dealers or other financial intermediaries are responsible for determining the suitability of a particular share class for an investor.

Are There Differences in Account Features That Matter to You? Some account features may not be available for all share classes. Other features may not be advisable because of the effect of the contingent deferred sales charge. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

How Do Share Classes Affect Payments to Your Financial Intermediary? The Class B, Class C, and Class N contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge or contingent deferred sales charge on Class A shares: to compensate the Distributor for concessions and expenses it pays to brokers, dealers and other financial intermediaries for selling Fund shares. Those financial intermediaries may receive different compensation for selling different classes of shares. The Manager or Distributor may also pay dealers or other financial intermediaries additional amounts from their own resources based on the value of Fund shares held by the intermediary for its own account or held for its customers' accounts. For more information about those payments, see "Payments to Financial Intermediaries and Service Providers" below.

ABOUT CLASS A SHARES. Class A shares are sold at their offering price, which is the net asset value of the shares (described below) plus, in most cases, an initial sales charge. The Fund receives the amount of your investment, minus the sales charge, to invest for your account. In some cases, Class A purchases may qualify for a reduced sales charge or a sales charge waiver, as described below or in the Statement of Additional Information.

The Class A sales charge rate varies depending on the amount of your purchase. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession. The current sales charge rates and concessions paid are shown in the table below. There is no initial sales charge on Class A purchases of $1 million or more, but a contingent deferred sales charge (described below) may apply.

Amount of Purchase	Front-End Sales Charge As a Percentage of Offering Price	Front-End Sales Charge As a Percentage of Net Amount Invested	Concession As a Percentage of Offering Price
Less than $25,000	5.75%	6.10%	4.75%
$25,000 or more but less than $50,000	5.50%	5.82%	4.75%
$50,000 or more but less than $100,000	4.75%	4.99%	4.00%
$100,000 or more but less than $250,000	3.75%	3.90%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.60%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

Reduced Class A Sales Charges. Under a "Right of Accumulation" or a "Letter of Intent" you may be eligible to buy Class A shares of the Fund at the reduced sales charge rates that would apply to a larger purchase. The Fund reserves the right to modify or to cease offering these programs at any time.

  Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making, you can add the value of shares that you and your spouse currently own, and other purchases that you are currently making, to the value of your Class A share purchase of the Fund. You may count Class A, Class B and Class C shares of the Fund and other Oppenheimer funds and Class A, Class B, Class C, Class G and Class H units in adviser sold Section 529 plans, for which the Manager or the Distributor serves as the "Program Manager" or "Program Distributor." The Distributor or the financial intermediary through which you are buying shares will determine the value of the shares you currently own based on the greater of their current offering price or the amount you paid for the shares. For purposes of calculating that value, the Distributor will only take into consideration the value of shares owned as of December 31, 2007 and any shares purchased subsequently. The value of any shares that you have redeemed and the value of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge will not be counted for this purpose.  In totaling your holdings, you may count shares held in:

               ° your individual accounts (including IRAs, 403(b) plans and eligible 529 plans),
       ° your joint accounts with your spouse,
       ° accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors.

        A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer and Single K plans for the benefit of a sole proprietor).

        If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through a financial intermediary you must notify the intermediary of your eligibility for the Right of Accumulation at the time of your purchase.

        To count eligible shares held in accounts at other firms, you may be requested to provide the Distributor or your current financial intermediary with a copy of account statements showing your current holdings of the Fund, other eligible Oppenheimer funds or qualifying 529 plans. Shares purchased under a Letter of Intent may also qualify as eligible holdings under a Right of Accumulation.

  Letter of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A Letter of Intent is a written statement of your intention to purchase a specified value of Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G or Class H unit purchases in adviser sold Section 529 plans, for which the Manager or Distributor serves as the Program Manager or Program Distributor, over a 13-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to your Class A share purchases during that period. You must notify the Distributor or your financial intermediary of any qualifying 529 plan purchases or purchases through other financial intermediaries.

        Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the "reinvestment privilege" described below, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified shares" for satisfying the terms of a Letter.

        Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not complete the anticipated purchases, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose. Please refer to "How to Buy Shares – Letters of Intent" in the Fund's Statement of Additional Information for more complete information. You may also be able to apply the Right of Accumulation to purchases you make under a Letter of Intent.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on Class A purchases of shares of one or more of the Oppenheimer funds totaling $1 million or more. However, those Class A shares may be subject to a 1.0% contingent deferred sales charge if they are redeemed within an 18-month "holding period" measured from the beginning of the calendar month in which they were purchased (except for shares purchased in certain retirement plans, as described below). That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares or the aggregate net asset value of the redeemed shares at the time of redemption.

The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions and will not exceed the aggregate amount of the concessions the Distributor pays on all of your purchases of Class A shares, of all Oppenheimer funds, that are subject to the contingent deferred sales charge.

The Distributor pays concessions from its own resources equal to 1.0% of Class A purchases of $1 million or more (other than purchases by certain retirement plans). The concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and concession.

Class A Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of the Fund by retirement plans that have $1 million or more in plan assets or by certain retirement plans or platforms offered through financial intermediaries or other service providers.

In addition, there is no contingent deferred sales charge on redemptions of certain Class A retirement plan shares offered through financial intermediaries or other service providers. There is no contingent deferred sales charge on redemptions of Class A group retirement plan shares purchased after March 1, 2007 except for shares of certain group retirement plans that were established prior to March 1, 2001 ("grandfathered retirement plans"). Shares purchased in grandfathered retirement plans are subject to the contingent deferred sales charge if they are redeemed within 18 months after purchase.

The Distributor does not pay a concession on Class A retirement plan purchases since March 1, 2007 except on purchases by grandfathered retirement plans and plans that have $5 million or more in plan assets. The concession for grandfathered retirement plan purchases after March 1, 2007 is 0.25%. For purchases of Class A shares by retirement plans that have $5 million or more in plan assets (within the first six months from the time the account was established), the Distributor may pay financial intermediaries concessions equal to 0.25% of the purchase price from its own resources at the time of sale. Those payments are subject to certain exceptions described in "Retirement Plans" in the Statement of Additional Information.

ABOUT CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge will be deducted from the redemption proceeds. Class B shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class B contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class B shares.

The amount of the Class B contingent deferred sales charge will depend on the number of years since you invested, according to the following schedule:

Years since Beginning of Month in Which Purchase Order was Accepted	Contingent Deferred Sales Charge on Redemptions in That Year (As % of Amount Subject to Charge)
0-1	5.0%
1-2	4.0%
2-3	3.0%
3-4	3.0%
4-5	2.0%
5-6	1.0%
More than 6	None

In the table, a "year" is a 12-month period. In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares six years (72 months) after you purchase them. This conversion eliminates the Class B asset-based sales charge, however, the shares will be subject to the ongoing Class A fees and expenses. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert to Class A shares, all other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

ABOUT CLASS C SHARES. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge of 1.00% may be deducted from the redemption proceeds. Class C shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class C contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares.

ABOUT CLASS N SHARES. Class N shares are offered to retirement plans (including IRAs and 403(b) plans) that purchase $500,000 or more of Oppenheimer funds Class N shares or to group retirement plans (which do not include IRAs and 403(b) plans) held in omnibus accounts that have assets of $500,000 or more or have 100 or more eligible participants. See "Availability of Class N shares" in the Statement of Additional Information for other circumstances in which Class N shares are available for purchase.

Class N shares are sold at net asset value without an initial sales charge. Class N shares are subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.25%. A contingent deferred sales charge of 1.00% will be imposed on the redemption of Class N shares, if:

  The group retirement plan is terminated, or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan, and the Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund; or
  Class N shares are redeemed within 18 months after an IRA or 403(b) plan's first purchase of Class N shares of any Oppenheimer fund.

Retirement plans that offer Class N shares may impose charges on plan participant accounts. For more information about buying and selling shares through a retirement plan, see the section "Investment Plans and Services - Retirement Plans" below.

ABOUT CLASS Y SHARES. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for this purpose. They may include insurance companies, registered investment companies, employee benefit plans and Section 529 plans, among others.

An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office) and some of the special account features available to investors buying other classes of shares do not apply to Class Y shares. Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

Present and former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Fund.

The Price of Fund Shares

THE PRICE OF FUND SHARES. Shares may be purchased at their offering price which is the net asset value per share plus any initial sales charge that applies. Shares are redeemed at their net asset value per share less any contingent deferred sales charge that applies. The net asset value that applies to a purchase or redemption order is the next one calculated after the Distributor receives the order, in proper form as described in this prospectus, or after any agent appointed by the Distributor receives the order in proper form as described in this prospectus. Your financial intermediary can provide you with more information regarding the time you must submit your purchase order and whether the intermediary is an authorized agent for the receipt of purchase and redemption orders.

Net Asset Value. The Fund calculates the net asset value of each class of its shares as of the close of the New York Stock Exchange (NYSE), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00p.m., Eastern time, but may close earlier on some days.

The Fund determines the net assets of each class of shares by subtracting the class-specific expenses and the amount of the Fund's liabilities attributable to the share class from the market value of the Fund's securities and other assets attributable to the share class. The Fund's "other assets" might include, for example, cash and interest or dividends from its portfolio securities that have been accrued but not yet collected. The Fund's investments in the Underlying Funds are based on the Underlying Funds' net asset values on that day.

The Underlying Funds also calculate the net asset value of each class of their shares as of the close of the NYSE, on each day that it is open for trading, by subtracting the class-specific expenses and the amount of an Underlying Fund's liabilities attributable to each share class from the market value of its securities and other assets attributable to that share class. The Underlying Funds' securities are valued primarily on the basis of current market quotations.

The net asset value per share for each share class of the Fund and the Underlying Funds is determined by dividing the net assets of the class by the number of outstanding shares of that class.

Fair Value Pricing. If market quotations are not readily available or (in the judgment of an Underlying Fund's manager) do not accurately reflect the fair value of a security held by one of the Underlying Funds, or if after the close of the principal market on which a security held by an Underlying Fund is traded and before the time as of which the Underlying Fund's net asset value is calculated that day, an event occurs that the Underlying Fund's manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Underlying Fund's Board believes would more accurately reflect the security's fair value.

In determining whether current market prices are readily available and reliable, the Underlying Funds' manager monitors the information it receives in the ordinary course of its investment management responsibilities. It seeks to identify significant events that it believes, in good faith, will affect the market prices of the securities held by a particular Underlying Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster).

The Underlying Funds' Boards have adopted valuation procedures and have delegated the day-to-day responsibility for fair value determinations to "Valuation Committees." Those determinations may include consideration of recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. Fair value determinations by an Underlying Fund's manager are subject to review, approval and ratification by the Underlying Fund's Board at its next scheduled meeting after the fair valuations are determined.

The Underlying Funds' use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which it determines its net asset value per share.

Pricing Foreign Securities. The Underlying Funds may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Underlying Funds value their foreign portfolio holdings, significant events, including broad market movements, may occur during that time that could potentially affect the values of foreign securities held by an Underlying Fund.

The Underlying Funds' manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets after the close of foreign securities markets. The Underlying Funds' fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Underlying Funds' foreign investments may change on days when the Fund cannot buy or redeem shares of the Underlying Funds and when investors cannot buy or redeem Fund shares.

Contingent Deferred Sales Charge. If you redeem shares during their applicable contingent deferred sales charge holding period, the contingent deferred sales charge generally will be deducted from the redemption proceeds. In some circumstances you may be eligible for one of the waivers described in "Sales Charge Waivers" below and in the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information. You must advise the Transfer Agent or your financial intermediary of your eligibility for a waiver when you place your redemption request.

       A contingent deferred sales charge will be based on the net asset value of the redeemed shares at the time of redemption or the original net asset value, whichever is lower. A contingent deferred sales charge is not imposed on:

  any increase in net asset value over the initial purchase price, shares purchased by the reinvestment of dividends or capital gains distributions, or shares eligible for a sales charge waiver (see "Sales Charge Waivers" below).

The Fund redeems shares in the following order:

  shares acquired by the reinvestment of dividends or capital gains distributions, other shares that are not subject to the contingent deferred sales charge, and shares held the longest during the holding period.

     You are not charged a contingent deferred sales charge when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange your shares within the applicable holding period, your original holding period will carry over to the shares you acquire, even if the new fund has a different holding period.

SALES CHARGE WAIVERS. The Fund and the Distributor offer the following opportunities to purchase shares without front-end or contingent deferred sales charges. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.

  Dividend Reinvestment. Dividends or capital gains distributions may be reinvested in shares of the Fund, or any of the other Oppenheimer funds into which shares of the Fund may be exchanged, without a sales charge.
  Exchanges of Shares. There is no sales charge on exchanges of shares except for exchanges of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge.
  Reinvestment Privilege. There is no sales charge on reinvesting the proceeds from redemptions of Class A shares or Class B shares that occurred within the previous six months if you paid an initial or contingent deferred sales charge on the redeemed shares. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for the waiver at the time you submit your purchase order.

     In addition, the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information provides detailed information about certain other initial sales charge and contingent deferred sales charge waivers and arrangements. A description of those sales charge waivers and arrangements is available for viewing on the OppenheimerFunds website at www.oppenheimerfunds.com (follow the hyperlink "Sales Charges & Breakpoints," under the heading "Fund Information") and may also be ordered by calling 1-800-225-5677. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for one of those waivers at the time you submit your purchase order or redemption request.

How to Buy, Sell and Exchange Shares

HOW TO BUY SHARES. You can buy shares in several ways. The Distributor has appointed certain financial intermediaries, including brokers, dealers and others, as servicing agents to accept purchase and redemption orders. The Distributor or servicing agent must receive your order, in proper form, by the close of the NYSE for you to receive that day's offering price. If your order is received on a day when the NYSE is closed or after it has closed, the order will receive the next offering price that is determined. To be in proper form, your purchase order must comply with the procedures described below. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through a Financial Intermediary. You can buy shares through any servicing agent (a broker, dealer, or other financial intermediary) that has a sales agreement with the Distributor. Your servicing agent will place your order with the Distributor on your behalf. A servicing agent may charge a processing fee for that service. Your account information will be shared with the financial intermediary designated as the dealer of record for the account.

Buying Shares Through the Distributor. We recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you. If you want to purchase shares directly from the Distributor, complete an OppenheimerFunds new account application and mail it with a check payable in U.S. dollars to "OppenheimerFunds Distributor, Inc." to the address on the back cover. If you do not list a dealer on your application, the Distributor is designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares and Class A shares are your only purchase option. Class B, Class C or Class N shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. However, if a current investor no longer has a broker-dealer of record for an existing Class B, Class C or Class N account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares. If you submit a purchase request to the Distributor without designating the Fund you wish to invest in, your investments will be made in Class A shares of Oppenheimer Money Market Fund, Inc. This policy does not apply to purchases by or for certain retirement plans or accounts. For more information regarding undesignated investments, please call the Transfer Agent at the number on the back cover of this prospectus.

  Involuntary Redemptions. In some circumstances, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Identification Requirements. Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business, and your Social Security Number, Employer Identification Number or other government-issued identification when you open an account. Additional information may be required to open a corporate account or in certain other circumstances. The Fund or the Transfer Agent may use this information to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of verifying your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

HOW TO SELL SHARES. You can generally redeem (sell) some or all of your shares on any regular business day. You may redeem your shares by writing a letter, by wire, by telephone or on the internet. You can also set up an Automatic Withdrawal Plan to redeem shares on a regular basis. The redemption of Fund shares may be suspended under certain circumstances described in the Statement of Additional Information. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call your financial intermediary or the Transfer Agent for assistance.

Redemption Price. Your shares will be redeemed at net asset value less any applicable sales charge or other fees. The net asset value used will be the next one calculated after your order is received, in proper form, by the Transfer Agent or your authorized financial intermediary. To be in proper form, your redemption order must comply with the procedures described below. The redemption price for shares will change from day-to-day because the value of the securities in the Fund's portfolio and the Fund's expenses fluctuate. The redemption price will normally differ for each class of shares. The redemption price of your shares may be more or less than their original cost.

Redemptions "In-Kind." Shares may be "redeemed in-kind" under certain circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). That means that the redemption proceeds will be paid in securities from the Fund's portfolio. If the Fund redeems your shares in-kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.

Options for Receiving Redemption Proceeds

  By Check. The Fund will normally send redemption proceeds by check to the address on your account statement.
  By AccountLink. If you have linked your Fund account to your bank account with AccountLink (described below), you may have redemption proceeds transferred directly into your account. Normally the transfer to your bank is initiated on the bank business day after the redemption. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transferred.
  By Wire. You can arrange to have redemption proceeds sent by Federal Funds wire to an account at a bank that is a member of the Federal Reserve wire system. The redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transmitted.

Payment Delays. Payment for redeemed shares is usually made within seven days after the Transfer Agent receives redemption instructions in proper form. For accounts registered in the name of a broker-dealer, payment will normally be forwarded to the broker-dealer within three business days. The Transfer Agent may delay processing redemption payments for recently purchased shares until the purchase payment has cleared. That delay may be as much as five business days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check. Under unusual circumstances, the right to redeem shares or the payment of redemption proceeds may be delayed or suspended as permitted under the Investment Company Act of 1940.

THE OPPENHEIMERFUNDS EXCHANGE PRIVILEGE. You can exchange all or part of your Fund shares for shares of the same class of other Oppenheimer funds that offer the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. You can obtain a list of the Oppenheimer funds that are currently available for exchanges by calling a service representative at the telephone number on the back of this prospectus. The funds available for exchange can change from time to time. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.

The OppenheimerFunds exchange privilege affords investors the ability to switch their investments among Oppenheimer funds if their investment needs change. However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, increase its transaction and administrative costs and/or affect its performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets a portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades.

If large dollar amounts are involved in exchange or redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet those transaction requests, and the Fund's brokerage or administrative expenses might be increased. Therefore, the Manager and the Fund's Board have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges or purchase and redemption activity, while addressing the needs of investors who seek liquidity in their investment and the ability to exchange shares as their investment needs change. There is no guarantee that those policies and procedures, described below, will be sufficient to identify and deter all excessive short-term trading.

Limitations on Frequent Exchanges

30-Day Hold. If a direct shareholder exchanges shares of another Oppenheimer fund account for shares of the Fund, his or her Fund account will be "blocked" from exchanges into any other fund for a period of 30 calendar days from the date of the exchange, subject to certain exceptions described below. Likewise, if a Fund shareholder exchanges Fund shares for shares of another eligible Oppenheimer fund, that fund account will be "blocked" from further exchanges for 30 calendar days. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $2,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange, the full account balance ($12,000 in this example) would be blocked from exchanges into another fund for a period of 30 calendar days. A shareholder whose account is registered on the Fund's books showing the name, address and tax ID number of the beneficial owner is a "direct shareholder."

Exceptions to 30-Day Hold

  Exchanges Into Money Market Funds. A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of an eligible money market fund any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days. However, all of the shares held in that money market fund would then be blocked from further exchanges into another fund for 30 calendar days.
  Dividend Reinvestments and Class B Share Conversions. The reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of Class B shares into Class A shares will not be considered exchanges for purposes of imposing the 30-day limit.
  Asset Allocation Programs. Investment programs by Oppenheimer "funds-of-funds" that entail rebalancing investments in underlying Oppenheimer funds will not be subject to these limits. However, third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves to the Transfer Agent and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts. "On-demand" exchanges outside the parameters of portfolio rebalancing programs will also be subject to the 30-day limit.
  Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day block as a result of those automatic or systematic exchanges but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges.
  Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this prospectus.

Limitations on Exchanges in Omnibus Accounts. If you hold your Fund shares through a financial advisor or other firm such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or a trustee of a retirement plan that holds your shares in an account under its name (these are sometimes referred to as "omnibus" or "street name" accounts), that financial intermediary may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply. The Fund, the Distributor, the Manager and the Transfer Agent encourage those financial intermediaries to apply the Fund's policies to their customers who invest indirectly in the Fund. However, the Transfer Agent may not be able to detect excessive short-term trading activity in accounts maintained in "omnibus" or "street name" form where the underlying beneficial owners are not identified. The Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review the account activity, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity.

Other Limitations on Exchanges. There are a number of other special conditions and limitations that apply to certain types of exchanges. Those conditions and circumstances are described in the section "How to Exchange Shares" in the Statement of Additional Information. For information about sales charges that may apply to exchanges of shares see the sections "Contingent Deferred Sales Charge" and "Sales Charge Waivers" above.

Requirements for Exchanges of Shares. To exchange shares of the Fund, you must meet several conditions. The Fund may amend the following requirements at any time:

  Shares of the fund selected for exchange must be available for sale in your state of residence.
  The selected fund must offer the exchange privilege.
  You must meet the minimum purchase requirements for the selected fund.
  Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.
  Before exchanging into a fund, you should obtain its prospectus and should read it carefully.

Timing of Exchange Transactions. Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request must be received by the close of the NYSE that day in order to receive that day's net asset value on the exchanged shares. For requests received after the close of the NYSE the shares being exchanged will be valued at the next net asset value calculated after the request is received. The Transfer Agent may delay transmitting the proceeds from an exchange for up to five business days, however, if it determines, in its discretion, that an earlier transmittal of the redemption proceeds would be detrimental to either the fund from which shares are being exchanged or the fund into which the exchange is being made. The exchange proceeds will be invested in the new fund at the next net asset value calculated after the proceeds are received. In the event that a delay in the reinvestment of proceeds occurs, the Transfer Agent will notify you or your financial intermediary.

Taxes on Exchanges. For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. Therefore, an exchange may result in a capital gain or loss for tax purposes.

OTHER LIMITS ON SHARE TRANSACTIONS. The Fund may impose other limits on transactions that it believes would be disruptive and may refuse any purchase or exchange order.

  Right to Refuse Purchase and Exchange Orders. The Distributor and/or the Transfer Agent may refuse any purchase or exchange order in their discretion and are not obligated to provide notice before rejecting an order.
  Right to Terminate or Suspend Account Privileges. The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policies outlined in this prospectus. As part of the Transfer Agent's procedures to detect and deter excessive trading activity, the Transfer Agent may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Transfer Agent may send a written warning to a shareholder that the Transfer Agent believes may be engaging in disruptive or excessive trading activity; however, the Transfer Agent reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the Transfer Agent determines, in the exercise of its discretion, has engaged in such trading activity.

HOW TO SUBMIT SHARE TRANSACTION REQUESTS. Share transactions may be requested by telephone or internet, in writing, through your financial adviser, or by establishing one of the Investor Services plans described below. Certain transactions may also be submitted by fax. Redemptions may also be made using the Fund's checkwriting privilege.

Internet and Telephone Transaction Requests. Purchase, redemption and exchange requests may be submitted on the OppenheimerFunds website, www.oppenheimerfunds.com. Those requests may also be made by calling the telephone number on the back cover and either speaking to a service representative or accessing PhoneLink, the OppenheimerFunds automated telephone system that enables shareholders to perform certain account transactions automatically using a touch-tone phone.

You will need to obtain a user I.D. and password to execute transactions through PhoneLink or on the internet. Some internet and telephone transactions require the Oppenheimer AccountLink feature, described below, that links your Fund account with an account at a U.S. bank or other financial institution. The Transfer Agent will record any telephone calls to verify data concerning transactions.

The following policies apply to internet and telephone transactions:

  Purchases through AccountLink that are submitted through PhoneLink or on the internet are limited to $100,000.
  Purchases through AccountLink that are submitted by calling a service representative are limited to $250,000.
  Redemptions that are submitted by telephone or on the internet and request the proceeds to be paid by check, must be made payable to all owners of record of the shares and must be sent to the address on the account statement. Telephone or internet redemptions paid by check may not exceed $100,000 in any seven-day period. This service is not available within 15 days of changing the address on an account.
  Redemptions by telephone or on the internet that are sent to your bank account through AccountLink are not subject to any dollar limits.
  Exchanges submitted by telephone or on the internet may be made only between accounts that are registered with the same name(s) and address.
  Shares for which share certificates have been issued may not be redeemed or exchanged by telephone or on the internet.
  Shares held in an OppenheimerFunds-sponsored qualified retirement plan account may not be redeemed or exchanged by telephone or on the internet.

     The Transfer Agent has adopted procedures to confirm that telephone and internet instructions are genuine. Callers are required to provide service representatives with tax identification numbers and other account data and PhoneLink and internet users are required to use PIN numbers. The Transfer Agent will also send you written confirmations of share transactions. The Transfer Agent and the Fund will not be liable for losses or expenses that occur from telephone or internet instructions reasonably believed to be genuine.

Telephone or internet transaction privileges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice of such changes whenever it is required to do so by applicable law.

Purchases and Redemptions by Federal Funds Wire.  Shares purchased through the Distributor may be paid for by Federal Funds wire. Redemption proceeds may also be transmitted by wire. The minimum wire purchase or redemption is $2,500. There is a $10 fee for each wire redemption request. Before sending a wire purchase, call the Distributor's Wire Department at 1-800-225-5677 to notify the Distributor of the wire and to receive further instructions. To set up wire redemptions on your account or to arrange for a wire redemption, call the Transfer Agent at the telephone number on the back of this prospectus for information.

Written Transaction Requests. You can send purchase, exchange or redemption requests to the Transfer Agent at the address on the back cover. Your request must include:

  The Fund's name;
  For existing accounts, the Fund account number (from your account statement);
  For new accounts, a completed account application;
  For purchases, a check payable to the Fund or to OppenheimerFunds Distributor, Inc.;
  For redemptions, any special payment instructions;
  For redemptions or exchanges, the dollar amount or number of shares to be redeemed or exchanged;
  For redemptions or exchanges, any share certificates that have been issued (exchanges or redemptions of shares for which certificates have been issued cannot be processed until the Transfer Agent receives the certificates);
  For individuals, the names and signatures of all registered owners exactly as they appear in the account registration;
  For corporations, partnerships or other businesses or as a fiduciary, the name of the entity as it appears in the account registration and the names and titles of any individuals signing on its behalf; and
  Other documents requested by the Transfer Agent to assure that the person purchasing, redeeming or exchanging shares is properly identified and has proper authorization to carry out the transaction.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee. A notary public seal will not be accepted for these requests (other situations might also require a signature guarantee):

  You wish to redeem more than $100,000 and receive a check;
  The redemption check is not payable to all shareholders listed on the account statement;
  The redemption check is not sent to the address of record on your account statement;
  Shares are being transferred to a Fund account with a different owner or name; or
  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a signature guarantee from a number of financial institutions, including:

  a U.S. bank, trust company, credit union or savings association, a foreign bank that has a U.S. correspondent bank,
  a U.S. registered dealer or broker in securities, municipal securities or government securities, or a U.S. national securities exchange, a registered securities association or a clearing agency.

Fax Requests. You may send requests for certain types of account transactions to the Transfer Agent by fax. Please call the number on the back of this prospectus for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as the written, telephone and internet requests described in this prospectus.  However, requests that require a signature guarantee may not be submitted by fax.

Submitting Transaction Requests Through Your Financial Intermediary. You can submit purchase, redemption or exchange requests through any broker, dealer or other financial intermediary that has a special agreement with the Distributor. The broker, dealer or other intermediary will place the order with the Distributor on your behalf. A broker or dealer may charge a processing fee for that service. If your shares are held in the name of your financial intermediary, you must redeem them through that intermediary.

Intermediaries that perform account transactions for their clients by participating in "Networking" through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the intermediary performs any transaction erroneously or improperly.

Client Account Exchanges by Financial Intermediaries. The Fund and the Transfer Agent permit brokers, dealers and other financial intermediaries to submit exchange requests on behalf of their customers, unless that authority has been revoked. The Fund or the Transfer Agent may limit or refuse exchange requests submitted by such financial intermediaries if, in the Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

INVESTMENT PLANS AND SERVICES

AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. AccountLink lets you:

  transmit funds electronically to purchase shares by internet, by telephone or automatically through an Asset Builder Plan. The purchase payment will be debited from your bank account.
  have the Transfer Agent send redemption proceeds or dividends and distributions directly to your bank account.

     AccountLink privileges should be requested on your account application or on your broker-dealer's settlement instructions if you buy your shares through a broker-dealer. For an established account, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on the account as well as to the financial intermediary's representative of record unless and until the Transfer Agent terminates or receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change you make to your bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders on the account. Please call the Transfer Agent for more information.

Asset Builder Plan. Under an Asset Builder Plan, you may purchase shares of the Fund automatically. An Asset Builder Plan is available only if you have established AccountLink with a bank or other financial institution. Payments to purchase Fund shares will be debited from your linked account.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the account application. To add an Asset Builder Plan to an existing account, use the Asset Builder Enrollment Form. You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement the requested changes. For more details, see the account application, the Asset Builder Enrollment Form and the Statement of Additional Information. Those documents are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Automatic Redemption and Exchange Plans. The Fund has several plans that enable you to redeem shares automatically or exchange them for shares of another Oppenheimer fund on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

Retirement Plans. The Distributor offers a number of different retirement plans that individuals and employers can use. The procedures for buying, selling, exchanging and transferring shares, and the account features applicable to other share classes, generally do not apply to Class N shares offered through a group retirement plan. However, the time that transaction requests must be received in order to purchase, redeem or exchange shares at the net asset value calculated on any business day is the same for all share classes. Purchase, redemption, exchange and transfer requests for a group retirement plan must be submitted by the plan administrator, not by plan participants. Retirement plans that hold shares of Oppenheimer funds in an omnibus account for the benefit of plan participants (other than OppenheimerFunds-sponsored Single DB Plus plans) are not permitted to make initial purchases of Class A shares that would be subject to a contingent deferred sales charge. Class B shares are not offered to new omnibus group retirement plans. The types of retirement plans that the Distributor offers include:

  Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs, SIMPLE IRAs and rollover IRAs.
  SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.
  403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
  401(k) Plans. These are special retirement plans for employees of businesses.
  Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.

Less Paper, Less Waste. To avoid sending duplicate copies of Fund materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called "householding," benefits the Fund through lower printing costs and reduced mailing expense.

If you prefer to receive multiple copies of these materials, you may call the Transfer Agent at the number on the back of this prospectus or you may notify the Transfer Agent in writing. Multiple copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares that compensates the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. The Fund makes these payments quarterly, calculated at an annual rate of 0.25% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares. Because the service fee is paid out of the Fund's assets on an ongoing basis, over time it will increase the cost of your investment.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to pay the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the plans, the Fund pays the Distributor an asset-based sales charge for Class B and Class C shares calculated at an annual rate of 0.75% of the daily net assets of those classes and for Class N shares calculated at 0.25% of the daily net assets of that class. The Fund also pays a service fee under the plans at an annual rate of 0.25% of the daily net assets of Class B, Class C and Class N. Altogether, these fees increase the Class B and Class C annual expenses by 1.00% and increase the Class N annual expenses by 0.50%, calculated on the daily net assets of the applicable class. Because these fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

     Use of Plan Fees: The Distributor uses the service fees to compensate brokers, dealers, banks and other financial intermediaries for maintaining accounts and providing personal services to Class B, Class C or Class N shareholders in the applicable share class. The Distributor normally pays intermediaries the 0.25% service fee in advance for the first year after shares are purchased and then pays that fee periodically.

     Class B Shares: The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor normally retains the Class B asset-based sales charge. However, for ongoing purchases of Class B shares by certain retirement plans, the Distributor may pay the intermediary the asset-based sales charge and service fee during the first year after purchase instead of paying a sales concession and the first year's service fees at the time of purchase. See the Statement of Additional Information for exceptions.

     Class C Shares: At the time of a Class C share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class C share purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class C share purchases during the first year and then pays that fee to the intermediary as an ongoing concession. For Class C share purchases in certain omnibus group retirement plans or through the OppenheimerFunds Record(k)eeper Pro program, the Distributor pays the intermediary the asset-based sales charge during the first year instead of paying a sales concession at the time of purchase. The Distributor pays the service fees it receives on those shares to the intermediary or to FASCore, LLC for providing shareholder services to those accounts. See the Statement of Additional Information for exceptions to these arrangements.

     Class N Shares: At the time of a Class N share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class N purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class N shares. For Class N shares purchased in certain omnibus group retirement plans the Distributor may pay the intermediary the asset-based sales charge and service fee during the first year instead of paying a sales concession and the first year's service fees at the time of purchase. See the Statement of Additional Information for exceptions to these arrangements.

PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager and the Distributor, in their discretion, may also make payments to brokers, dealers and other financial intermediaries or to service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Manager's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Manager receives from the Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. Payments by the Manager or Distributor from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

      The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include your securities broker, dealer or financial advisor, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks, trust companies and other intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

     The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to declare and pay dividends annually from its net investment income. The Fund may also realize capital gains on the sale of portfolio securities, in which case it may make distributions out of any net short-term or long-term capital gains annually. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

Dividends and distributions are paid separately for each share class. The dividends and capital gains distributions paid on Class A and Class Y shares will generally be higher than those on Class B, Class C and Class N shares, since those share classes normally have higher expenses than Class A and Class Y shares.

Options for Receiving Dividends and Distributions. When you open your Fund account, you can specify on your application how you want to receive distributions of dividends and capital gains. To change that option, you must notify the Transfer Agent. There are four payment options available:

  Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
  Reinvest Only Dividends or Capital Gains. You can elect to reinvest some types of distributions in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink. Different treatment is available for distributions of dividends, short-term capital gains and long-term capital gains.
  Receive All Distributions in Cash. You can elect to receive all dividends and capital gains distributions by check or have them sent to your bank through AccountLink.
  Reinvest Your Distributions in Another Oppenheimer Fund. You can reinvest all of your dividends and capital gains distributions in another Oppenheimer fund that is available for exchanges. You must have an existing account in the same share class in the selected fund.

 TAXES. Dividend and distributions to Fund shareholders are mainly from amounts the Fund receives as dividends or distributions from the Underlying Funds or from gains on sales of shares of the Underlying Funds. Generally, the character of the income or capital gains that the Fund receives from the Underlying Funds will "pass through" to the Fund, subject to certain exceptions, as long as the Underlying Funds continue to qualify as "regulated investment companies." The following discussion applies to certain tax aspects of both the Fund and the Underlying Funds.

If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax consequences of investing in the Fund. Fund distributions, whether taken in cash or in additional shares, are subject to federal income tax and may be subject to state or local taxes. Distributions paid from short-term capital gains and net investment income are taxable as ordinary income and distributions from net long-term capital gain are taxable as long-term capital gains no matter how long you have held your shares. In taxable years beginning before 2011, long-term capital gains of individuals and other non-corporate taxpayers are taxed at a special reduced rate.

In the case of individuals and other non-corporate taxpayers, for taxable years beginning before 2011, certain dividends (including certain dividends from foreign corporations) are taxable at the lower rate applicable to long-term capital gains. In the case of certain corporations, some dividends are eligible for the dividends-received deduction. To the extent the Fund's and the Underlying Funds' distributions are paid from these types of dividends, and provided certain other shareholder level requirements are satisfied, the Fund's individual and non-corporate shareholders may be eligible to claim the reduced tax rate for the distributions and the Fund's corporate shareholders may be eligible to claim the dividends-received deduction.

Foreign countries may impose withholding and other taxes on the Underlying Fund's dividend and interest income. Provided that at the end of the fiscal year more than 50% of an Underlying Fund's assets are invested in stocks and securities of foreign corporations or governments, that Underlying Fund may make an election under the Internal Revenue Code allowing shareholders to take a credit or deduction on their federal income tax returns for the foreign taxes paid by the Underlying Fund.

After the end of each calendar year the Fund will send you and the Internal Revenue Service statements showing the amount of any taxable distributions you received in the previous year and will separately identify any portion of these distributions that qualify for taxation as long-term capital gains or for any other special tax treatment.

The Fund and each Underlying Fund have qualified and intend to qualify each year to be taxed as regulated investment companies under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but reserve the right not to so qualify. In each year that the Fund or an Underlying Fund qualifies as a regulated investment company, it will not be subject to federal income taxes on its income that it distributes to shareholders.

If you are neither a lawful permanent resident nor a citizen of the United States, or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gain) generally will be subject to a 30% U.S. withholding tax, unless a lower rate applies under an income tax treaty. For the Fund's taxable years beginning before January 1, 2010, certain distributions that are designated by the Fund as interest-related dividends or short-term gain dividends and paid to a foreign shareholder will be eligible for an exemption from U.S. withholding tax. To the extent the Fund's distributions are derived from dividends, they will not be eligible for this exemption.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you are not a corporation and have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

Avoid "Buying a Distribution." If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares, and then receive a portion of the price back as a taxable dividend or capital gain.

Remember, There May be Taxes on Transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you receive when you sell or exchange them. Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders, resulting in a reduction in the basis in their shares. If this occurs, the Fund will notify you.

This information is only a summary of certain federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.

FINANCIAL HIGHLIGHTS

Conservative Investor Fund Moderate Investor Fund Equity Investor Fund Active Allocation Fund

MORE INFORMATION ABOUT THE UNDERLYING FUNDS

More Information About the Underlying Funds

Oppenheimer Capital Appreciation Fund – This Underlying Fund seeks capital appreciation. It invests mainly in common stocks of "growth companies." These may be newer companies or companies of any capitalization range that the portfolio manager established may appreciate in value over the long-term.

The portfolio manager looks for growth companies with stock prices that it believes are reasonable in relation to overall stock market valuations. In seeking broad diversification of the Fund's portfolio among industries and market sectors, the portfolio manager focuses on factors that may vary in particular cases and over time. Currently the portfolio manager looks for:

  companies in business areas that have above-average growth potential, companies with growth rates that the portfolio managers believe are sustainable over time, stocks with reasonable valuations relative to their growth potential.

This Underlying Fund may sell the stocks of companies that the portfolio manager believes no longer meet the above criteria.

Oppenheimer Champion Income Fund – This Underlying Fund's primary objective is to seek a high level of current income by investing in a diversified portfolio of high yield, lower-grade, fixed-income securities that its manager believes does not involve undue risk. This Underlying Fund's secondary objective is to seek capital growth when consistent with its primary objective.This Underlying Fund invests mainly in a variety of high yield debt securities and related instruments of domestic and foreign issuers. Those investments primarily include:

  Lower-grade corporate bonds.
  Foreign corporate and government bonds.
  Swaps, including single name and index-linked credit default swaps

Under normal market conditions, this Underlying Fund invests at least 60% of its total assets in high yield, lower-grade, fixed-income securities, also referred to as "junk bonds." Lower-grade debt securities are those rated below "Baa" by Moody's Investors Service, Inc. ("Moody's") or below "BBB" by Standard & Poor's Rating Services ("S&P") or that have comparable ratings by other nationally recognized rating organizations (or, in the case of unrated securities, determined to be comparable to securities rated below investment-grade).

The remainder of this Underlying Fund's assets may be held in other debt securities, common stocks (and other equity securities), cash, or cash equivalents when its manager believes those investments are consistent with this Underlying Fund's investment objectives.

This Underlying Fund may invest in securities of U.S. or foreign issuers. It currently focuses on debt securities of foreign issuers in developed markets. This Underlying Fund also uses certain derivative investments to try to enhance income or to try to manage investment risks, including: options, futures contracts, swaps, "structured" notes, and certain mortgage-related securities.

Oppenheimer Commodity Strategy Total Return Fund – This Underlying Fund seeks total return. Total return refers to the change in value of an investment in shares of this Underlying Fund over time resulting from changes in the value of its investments and income on those investments.This Underlying Fund invests its assets in a combination of commodity-linked derivatives, corporate and governmental fixed-income securities and certain other types of derivative investments. These include:

  Commodity-linked derivatives whose value is linked to the price movement of a commodity, commodity index, or commodity option or futures contract. The value of some commodity-linked derivatives may be based on a multiple of those price movements. The commodity-linked derivatives that this Underlying Fund invests in may include commodity-linked notes, swaps, futures and options. Commodity linked notes are typically issued by a bank, other financial institution or a commodity producer, and this Underlying Fund negotiates with the issuer to obtain specific terms and features that are tailored to the its investment needs.
  Fixed-income securities of any maturity, including U.S. Government securities, repurchase agreements, money market securities and securities of affiliated money market funds. These may be investment-grade or below investment-grade securities (also referred to as "junk bonds"). This Underlying Fund may buy debt securities for liquidity purposes, for collateral management or to seek income.
  Other derivative instruments such as forwards, options, futures and swaps relating to debt securities, interest rates or currencies, to seek to increase its investment returns or to hedge against declines in the value of its other investments.

This Underlying Fund's commodity-linked investments provide exposure to the investment returns of commodities markets without investing directly in physical commodities. The commodity-linked instruments may be linked to the price movements of: a physical commodity such as heating oil, livestock, or agricultural products; a commodity option or futures contract; a commodity index such as the SP GSCI™ (formerly the "Goldman Sachs Commodity Index"); or some other readily measurable variable that reflects changes in the value of particular commodities or commodities markets. This Underlying Fund will maintain exposure of 25% or more of its total assets in securities and derivatives linked to the energy and natural resources, agriculture, livestock, industrial metals, and precious metals sectors as a group. However, the it will not concentrate more than 25% of its total assets in issuers in any one industry.

This Underlying Fund can also invest up to 25% of its total assets in its wholly-owned and controlled subsidiary (the "Subsidiary"). The Subsidiary primarily invests in commodity-linked derivatives (including financial futures, options and swap contracts) and fixed-income securities and other investments that serve as collateral for its derivatives positions. Investments in the Subsidiary are intended to provide this Underlying Fund with exposure to commodities market returns within the limitations of applicable federal tax requirements. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as this Underlying Fund.

Oppenheimer Core Bond Fund – This Underlying Fund seeks total return by investing mainly in debt instruments. Under normal market conditions, this Underlying Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in investment-grade debt securities. Those securities, generally referred to as "bonds," can include:

  Domestic and foreign corporate debt obligations,
  Domestic and foreign government bonds, including U.S. government securities,
  Mortgage-related securities,
  Asset-Backed Securities, and
  Other debt obligations.

This Underlying Fund's investments in U.S. Government securities may include securities issued or guaranteed by the U.S. Government or by its agencies or federally-chartered entities referred to as "instrumentalities." These include mortgage-related U.S. Government securities. There is no set allocation of this Underlying Fund's assets among the classes of securities, but it focuses mainly on U.S. government securities and investment-grade corporate debt securities. This Underlying Fund can also invest in money market instruments and other debt obligations. If market conditions change, the portfolio managers might change the Fund's relative asset allocation.

This Underlying Fund will attempt to maintain the overall weighted average credit quality of the portfolio equivalent to a rating of "A-" or higher from any nationally recognized credit rating organization. However, it can invest up to 20% of its total assets in high-yield debt securities that are below investment-grade (commonly referred to as "junk bonds").

This Underlying Fund has no limitations on the range of maturities of the debt securities in which it can invest and therefore may hold bonds with short-, medium- or long-term maturities. To try to decrease volatility, this Underlying Fund seeks to maintain an average effective portfolio duration of three to six years, measured on a dollar-weighted basis. Because of market events and interest rate changes, the duration of the portfolio might not meet that target at all times.

This Underlying Fund may invest a portion of its assets in foreign debt securities, including securities issued by foreign governments or companies in both developed markets and emerging markets. This Underlying Fund may not invest more than 20% of its net assets in foreign debt securities.

This Underlying Fund may also use derivatives to seek increased returns or to try to manage investment risks. Options, futures, swaps, interest-only and principal-only securities, "structured" notes, asset-backed securities and certain mortgage-related securities are examples of the types of derivatives this Underlying Fund can use.

Oppenheimer Developing Markets Fund – This Underlying Fund aggressively seeks capital appreciation. It invests mainly in common stocks of issuers in emerging and developing markets throughout the world.

  This Underlying Fund emphasizes investments in common stocks and other equity securities.
  Under normal market conditions, this Underlying Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of issuers whose principal activities are in at least three developing markets.
  This Underlying Fund may at times invest up to 100% of its total assets in foreign securities.
  This Underlying Fund will emphasize investments in growth companies which can be in any market capitalization range.

The portfolio manager looks primarily for foreign companies in developing markets with high growth potential. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations and product development, as well as its position in its industry. The portfolio manager also considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends.

Oppenheimer Discovery Fund – This Underlying Fund seeks capital appreciation.

This Underlying Fund mainly invests in common stocks of U.S. companies that the portfolio manager believes have favorable growth prospects. It emphasizes stocks of small-capitalization issuers. This Underlying Fund currently defines small-capitalization or "small-cap" issuers as companies that have a market capitalization of less than $3 billion when this Underlying Fund buys them. That capitalization range may change over time. While these stocks may be traded on stock exchanges, in many cases this Underlying Fund buys over-the-counter securities.

This Underlying Fund's approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations and product development, as well as its position in its industry. The portfolio manager also evaluates research on particular industries, market trends and general economic conditions.

 The portfolio manager looks primarily for companies with high growth potential. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations and product development, as well as its position in its industry. The portfolio manager also evaluates factors affecting particular industries, market trends and general economic conditions.

Oppenheimer Global Fund – This Underlying Fund seeks capital appreciation. This Underlying Fund invests mainly in common stock of U.S. and foreign companies. It can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, it currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. This Underlying Fund does not limit its investments to companies in a particular capitalization range, but primarily invests in mid- and large-cap companies.

As a fundamental policy, this Underlying Fund normally will invest in at least three countries (one of which may be the United States). Typically, it invests in a number of different countries. This Underlying Fund is not required to allocate its investments in any set percentages in any particular countries.

In seeking portfolio diversification, the portfolio manager currently focuses on foreign companies with the following factors, which may vary in particular cases and may change over time:

  Worldwide growth-oriented companies of any market capitalization;
  Companies that may benefit from global growth trends at attractive valuations;
  Companies with strong competitive positions and high demand for their products or services;
  Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

Oppenheimer Global Opportunities Fund – This Underlying Fund seeks capital appreciation consistent with preservation of principal while providing current income. As a fundamental policy, it will normally invest in at least four countries (including the United States).

This Underlying Fund invests mainly in equity securities of issuers in the U.S. and foreign countries. The portfolio manager expects some of those equity securities to pay dividends, which would produce income for this Underlying Fund. Currently this Underlying Fund emphasizes investments in equities, but it may also invest in debt securities. This Underlying Fund is not required to invest any set percentage of its assets to seek capital appreciation or income. It can invest in any country, including countries with developed or emerging markets, but currently emphasizes investments in developed markets. As a fundamental policy, it will normally invest in at least four countries (including the United States).

This Underlying Fund can invest in securities of corporate issuers in all capitalization ranges. It currently invests a substantial portion of its assets in small- and mid- sized companies (currently, those having a market capitalization less than $11 billion) whose prices may be more volatile than stocks issued by larger companies. The Fund may also invest in debt securities and may invest up to 25% of its assets in "lower-grade" securities, commonly known as "junk bonds." The Fund does not currently intend to invest more than 15% of its assets in lower-grade securities, however.

Currently the portfolio manager looks for growth opportunities such as companies in industries with substantial barriers to new competition, for example businesses with high start-up costs or patent protection. The portfolio manager may also invest in securities of issuers in "special situations," such as mergers, reorganizations, restructurings or other unusual events.

Oppenheimer Gold & Special Minerals Fund – This Underlying Fund seeks capital appreciation.

This Underlying Fund invests mainly in common stocks of companies that are involved in mining, processing or dealing in gold or other metals or minerals and may invest all of its assets in those securities. Under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, will be invested in those companies. As a fundamental policy, this Underlying Fund invests at least 25% of its investments in mining securities and metal investments.

This Underlying Fund may invest in U.S. or foreign companies, including companies in developing or emerging markets. It has no limit on its foreign investments. It may buy securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range.

This Underlying Fund's portfolio manager relies primarily on evaluation of a company's fundamentals. He also uses a proprietary model that is designed to consider a company's financial statements and management structure, as well as the company's operations and new developments. The portfolio manager assesses the growth potential and the valuations of the stock of particular companies, and ranks the companies reviewed by the model to arrive at buy and sell decisions.

Oppenheimer Institutional Money Market Fund – This Underlying Fund's objective is to seek current income and stability of principal. It is regulated as a money market fund under the Investment Company Act of 1940.

This Underlying Fund invests in a variety of money market instruments to seek current income. Money market instruments are short-term, high-quality, dollar-denominated debt instruments issued by the U.S. government, domestic and foreign corporations and financial institutions, and other entities. They include, for example, bank obligations, repurchase agreements, commercial paper, other corporate debt obligations and government debt obligations.

To be considered "high-quality," those investments generally must be rated in one of the two highest credit-quality categories for short-term securities by nationally-recognized rating services. If unrated, a security must be determined by this Underlying Fund's investment manager, to be of comparable quality to rated securities.

Oppenheimer International Bond Fund – This Underlying Fund's primary objective is to seek total return. The secondary objective, is to seek income when consistent with total return.

This Underlying Fund invests mainly in debt securities of foreign government and corporate issuers. It can invest in various types of debt securities generally, referred to as "bonds," including long-term and short-term government bonds, corporate debt obligations, "structured" notes, participation interests in loans, "zero-coupon" or "stripped" securities, certain mortgage-related or asset-backed securities and other debt obligations.

  Under normal market conditions, this Underlying Fund invests at least 80% of its net assets plus borrowings for investment purposes, in "bonds."
  It typically invests in at least three countries other than the United States.
  It invests in debt securities of issuers in both developed and emerging markets throughout the world.
  It may buy securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range.
  It may invest in debt securities having short, intermediate or long maturities.
  It can invest in rated or unrated securities. It does not limit its investments to a particular credit quality or rating category and can invest without limit in securities below investment-grade (commonly called "junk bonds"). Therefore, this Underlying Fund's credit risks are greater than those of funds that buy only investment-grade bonds.

The Fund may also use derivatives to seek increased returns or to try to manage investment risks. Options, forward contracts, futures contracts, swaps, and "structured" notes are examples of derivatives the Fund can use.

In selecting securities, this Underlying Fund's portfolio manager evaluates the overall investment opportunities and risks in individual national economies. The portfolio manager analyzes the business cycle in developed countries, and analyzes political factors and exchange rates in emerging market countries. The portfolio manager currently focuses on the following factors, which may vary in particular cases and may change over time:

  Opportunities for higher yields than are available in U.S. markets, and
  Opportunities in investments denominated in foreign currencies that compare favorably to the U.S. dollar.

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (it is legally part of this prospectus).
ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Annual and Semi-Annual Reports provide additional information about the Fund's investments and performance. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-21686 SP0550.001.0510

Oppenheimer Portfolio Series
      Conservative Investor Fund
      Moderate Investor Fund
      Equity Investor Fund
      Active Allocation Fund

6803 South Tucson Way, Centennial, Colorado 80112
1.800.CALL OPP (225.5677)

Statement of Additional Information dated May __, 2010

This Statement of Additional Information ("SAI") is not a Prospectus. This
document contains additional information about the Funds and supplements information in each Fund's Prospectus dated May __, 2010. It should be read together with the related Prospectus. You can obtain a Fund's Prospectus by writing to the Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270,
Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

Contents                                                                Page

About the Funds
Additional Information About the Funds' Investment Policies and Risks...
    The Funds' Investment Policies......................................
    The Underlying Funds' Investment Policies...........................
      Equity Securities.................................................
      Debt Securities...................................................
      Derivative Securities.............................................
      Other Investments and Investment and Strategies...................
    Investment Restrictions.............................................
Disclosure of Portfolio Holdings........................................
How the Funds are Managed...............................................
    Organization and History............................................
    Board of Trustees and Oversight Committees..........................
    Trustees and Officers of the Funds..................................
    The Manager.........................................................
Brokerage Policies of the Funds.........................................
Distribution and Service Plans..........................................
Payments to Fund Intermediaries.........................................
Performance of the Funds................................................
About Your Account
How to Buy Shares.......................................................
How to Sell Shares......................................................
How to Exchange Shares..................................................
Dividends, Capital Gains and Taxes......................................
Additional Information About the Funds..................................

Financial Information About the Funds
Report of Independent Registered Public Accounting Firm.................
Financial Statements....................................................

ABOUT  THE  FUNDS

Additional Information About the Funds' Investment Policies and Risks

.......The investment objective, the principal investment policies, and the main risks of the Funds are described in the Prospectus. Each Fund is a special type of fund known as a "fund of funds" that invests primarily in a diversified portfolio of Oppenheimer mutual funds. Those funds are referred to as the "Underlying Funds." This Statement of Additional Information
contains supplemental information about those policies and risks and the types of securities the Funds' and Underlying Funds' investment manager,
OppenheimerFunds, Inc. (the "Manager"), can select for the Funds or the
Underlying Funds. Additional information is also provided about the strategies that each Fund may use to try to achieve its objective.

The Funds' Investment Policies.  Each Fund normally invests in a portfolio of
Class Y shares of the Oppenheimer Underlying Funds. The Funds may invest in
Class A shares of an Underlying Fund if Class Y shares are not available. The composition of those investments, and the factors considered in allocating the Funds' assets among the Underlying Funds, may vary over time. From time to time, the Funds may also invest in the securities of individual issuers directly, as described below. The risks of such direct investments in those securities are the same risks that the securities have in the portfolios of the Underlying Funds. However a Fund may have greater exposure to such securities, and therefore to such risks, when it makes a direct investment.

The Underlying Funds' Investment Policies.  The Funds' Prospectus includes the investment objective and a brief description of each of the Underlying
Funds. The Underlying Funds are currently: Oppenheimer Capital Appreciation
Fund ("Capital Appreciation Fund"), Oppenheimer Champion Income Fund
("Champion Income Fund"), Oppenheimer Commodity Strategy Total Return Fund
("Commodity Strategy Total Return Fund"), Oppenheimer Core Bond Fund ("Core
Bond Fund"), Oppenheimer Developing Markets Fund ("Developing Markets Fund"),
Oppenheimer Discovery Fund ("Discovery Fund"), Oppenheimer Global Fund
("Global Fund"), Oppenheimer Global Opportunities Fund ("Global Opportunities
Fund"), Oppenheimer Gold & Special Minerals Fund ("Gold & Special Minerals
Fund"), Oppenheimer International Bond Fund ("International Bond Fund"),
Oppenheimer International Growth Fund ("International Growth Fund"),
Oppenheimer International Small Company Fund, Inc. ("International Small
Company Fund"),  Oppenheimer Limited-Term Government Fund ("Limited-Term
Government Fund"), Oppenheimer Main Street Fund(R)("Main Street Fund"),
Oppenheimer Main Street Opportunity Fund(R)("Main Street Opportunity Fund"),
Oppenheimer Main Street Small Cap Fund(R)("Main Street Small Cap Fund"),
Oppenheimer Quest International Fund ("Quest International Fund"),
Oppenheimer Real Estate Fund ("Real Estate Fund"), Oppenheimer Rising
Dividends Fund ("Rising Dividends Fund") Oppenheimer Small- & Mid- Cap Value
Fund ("Small- & Mid- Cap Value Fund"), Oppenheimer U.S. Government Trust
("U.S. Government Trust") and Oppenheimer Value Fund ("Value Fund").

Set forth below is supplemental information about the types of securities the
Underlying Funds may invest in, as well as investment techniques or strategies the Underlying Funds may use to try to achieve their objectives.
The choice of Underlying Funds, the objectives and investment policies of the
Underlying Funds and the Funds' allocations to the Underlying Funds may change without notice to or approval of the Funds' shareholders.

      The Funds and the Underlying Funds are not required to use all of these investment techniques and strategies in seeking their objectives. They may use some of the investment techniques and strategies only at certain times or not at all.

For more complete information about each Underlying Fund's investment policies and strategies, please refer to each Underlying Fund's prospectus and Statement of Additional Information. You may obtain a copy of an
Underlying Fund's prospectus and Statement of Additional Information by calling 1.800.225.5677, or by downloading it from the OppenheimerFunds, Inc.
website at www.oppenheimerfunds.com.

Equity Securities

Some of the Underlying Funds focus their investments in equity securities of
U.S. and/or foreign companies. Equity securities include common stocks, preferred stocks, rights and warrants, and securities convertible into common stock. Investments in equity securities may include stocks of companies of all market capitalization ranges: small-cap, mid-cap and large-cap. Certain of the Underlying Funds emphasize equity investments in one or more capitalization ranges. Certain of the Underlying Funds pursue a "growth"
investing strategy, while others pursue a "value" investing policy.

      |X|...Preferred Stock.  Some of the Underlying Funds may invest in preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid on the issuer's common stock. Preferred stock may be "participating"
stock, which means that it may be entitled to a dividend exceeding the stated
dividend in certain cases.

      If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing calls or redemptions prior to maturity, which can also have a negative impact on prices when interest rates decline.

      Preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of assurance of continued income as debt securities. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation.

      |X|...Convertible Securities.  Some of the Underlying Funds may invest in convertible securities. Convertible securities are debt securities that are convertible into an issuer's common stock. Convertible securities rank senior to common stock in a corporation's capital structure and therefore are subject to less risk than common stock in the case of the issuer's bankruptcy or liquidation.

      The value of a convertible security is a function of its "investment value" and its "conversion value." If the investment value exceeds the conversion value, the security will behave more like a debt security and the security's price will likely increase when prevailing interest rates fall and decrease when prevailing interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security.
In that case, it will likely sell at a premium over its conversion value and its price will tend to fluctuate directly with the price of the underlying security.

      While some convertible securities are a form of debt security, in certain cases their conversion feature (allowing conversion into equity securities) causes them to be regarded by the Manager more as "equity equivalents." As a result, the credit rating assigned to the security might have less impact on the Manager's investment decision with respect to convertible securities than in the case of non-convertible fixed-income securities. Convertible debt securities are subject to the credit risks and interest rate risks described below in "Main Risks of Debt Securities."

      To determine whether convertible securities should be regarded as
"equity equivalents," the Manager may examine the following factors:

         (1)whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,
         (2)whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis
            (considering the effect of conversion of the convertible
            securities), and
         (3)the extent to which the convertible security may be a defensive
            "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

      |X|...Rights and Warrants. Some of the Underlying Funds may invest in warrants or rights. For specific limitations on the Underlying Funds'
investments in rights and warrants, refer to the Statement of Additional
Information for each Underlying Fund.

      Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

      |X|...Growth Companies. Some of the Underlying Funds invest in growth companies. Growth companies are those companies that the Manager believes are entering into growth cycles in their businesses, with the expectation that their stock will increase in value. They may be established companies as well as newer companies in the development stage.

      Growth companies may have a variety of characteristics that, in the
Manager's view, define them as "growth" issuers. They may be generating or applying new technologies, new or improved distribution techniques or new services. They may own or develop natural resources. They may be companies that can benefit from changing consumer demands or lifestyles, or companies that have projected earnings in excess of the average for their sector or industry. In each case, they have prospects that the Manager believes are favorable for the long term. The portfolio managers of the Underlying Funds look for growth companies with strong, capable management sound financial and accounting policies, successful product development and marketing and other factors.

      |X|...Value Investing. In selecting equity investments, the portfolio managers of certain Underlying Funds may use a value investing style. In using a value approach, the portfolio managers seek stock and other equity securities that appear to be temporarily undervalued, by various measures, such as price/earnings ratios. Value investing seeks stocks having prices that are low in relation to their real worth or future prospects, in the hope that the portfolios will realize appreciation in the value of their holdings when other investors realize the intrinsic value of the stock.

      Using value investing requires research as to the issuer's underlying financial condition and prospects. Some of the measures used to identify these securities include, among others:

o     Price/Earnings Ratio, which is the stock's price divided by its earnings per share. A stock having a price/earnings ratio lower than its historical range, or the market as a whole or that of similar companies may offer attractive investment opportunities.
o     Price/Book Value Ratio, which is the stock price divided by the book value of the company per share, which measures the company's stock price in relation to its asset value.
o     Discounted Future Value Analysis, which involves two steps: determining the probable value of the stock at a specific point in the future by researching the current and future prospects of the company;
            and then comparing the probable value to the current stock price to determine if the stock is sufficiently undervalued and if it offers an attractive return over the investment horizon.
o     Valuation of Assets, which compares the stock price to the value of the company's underlying assets, including their projected value in the marketplace and liquidation value.

      |X|   Small- and Mid-Cap Issuers.  Securities of small- and
mid-capitalization issuers may be subject to greater price volatility in general than securities of large-cap issuers. Therefore, to the degree that an Underlying Fund has investments in small- or mid-capitalization companies at times of market volatility, its share prices may fluctuate more than a fund that invests in the securities of large-capitalization companies. The market capitalization ranges used by the Underlying Funds will vary from fund to fund. For specific information on the market capitalization ranges and types of investments in equity securities for an Underlying Fund, refer to the prospectus and Statement of Additional Information for each Underlying
Fund.

      |X|   Investing in Small, Unseasoned Companies.  Some of the Underlying
Funds can invest in securities of small, unseasoned companies. These are companies that have been in operation for less than three years, including the operations of any predecessors. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect an Underlying Fund's ability to dispose of them and can reduce the price the Underlying Fund might be able to obtain for them. Other investors that own a security issued by a small, unseasoned issuer for which there is limited liquidity might trade the security when the
Underlying Fund is attempting to dispose of its holdings of that security. In that case, an Underlying Fund might receive a lower price for its holdings than might otherwise be obtained. For specific limitations on the Underlying
Fund's investments in small, unseasoned companies, refer to the Statement of
Additional Information for each Underlying Fund.

      |X|   Cyclical Opportunities.  Some of the Underlying Funds seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the portfolio manager(s) of those
Underlying Funds believes they have growth potential. For example, when the economy is expanding, companies in the consumer durable and technology sectors might benefit and offer long-term growth opportunities. Other cyclical industries include insurance, for example. Those Underlying Funds focus on seeking growth over the long term, but could seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries.

      |X|   Real Estate Investment Trusts (REITs). Some of the Underlying
Funds can invest in REITs, as well as real estate development companies and operating companies. They can also buy shares of companies engaged in other real estate businesses. REITs are trusts that sell shares to investors and use the proceeds to invest in real estate. A REIT can focus on a particular project, such as a shopping center or apartment complex, or may buy many properties or properties located in a particular geographic region.

      To the extent a REIT focuses on a particular project, sector of the real estate market or geographic region, its share price will be affected by economic and political events affecting that project, sector or geographic region. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. REIT prices also may drop because of the failure of borrowers to pay their loans, a dividend cut, a disruption to the real estate investment sales market, changes in federal or state taxation policies affecting REITs, and poor management.

|X|   Investing in Foreign Securities.  Some of the Underlying Funds may
invest in foreign securities. "Foreign securities" include equity and debt securities issued or guaranteed by companies organized under the laws of countries other than the United States and debt securities issued or guaranteed by governments other than the U.S. government or by foreign supra-national entities, such as the International Bank for Reconstruction and Development ("World Bank"). They also include securities of companies
(including those that are located in the U.S. or organized under U.S. law)
that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a significant portion of their assets abroad. Those securities may be traded on foreign securities exchanges or in the foreign over-the-counter markets. Securities denominated in foreign currencies issued by U.S. companies are also considered to be "foreign securities." For specific information on the type of securities that an
Underlying Fund considers "foreign securities" and the limitations on the total amount of assets of the Underlying Funds that can be invested in foreign securities, refer to the prospectuses and statements of additional information for the Underlying Funds.

      Securities of foreign issuers that are represented by American
Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets may be considered "foreign securities" for the purpose of the Underlying Funds' investment allocations because they are subject to some of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer income potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not move in a manner parallel to U.S. markets, or to benefit from the appreciation relative to the U.S. Dollar of foreign currencies in which such securities may denominated. The Underlying Funds will hold foreign currency only in connection with the purchase or sale of foreign securities.

      |X|   Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:

o     reduction of income by foreign taxes;
o     fluctuation in value of foreign investments due to changes in currency, rates or currency devaluation, or currency control regulations (for example, currency blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o     lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater volatility and less liquidity on foreign markets than in the
         U.S.;
o     less governmental regulation of foreign issuers, securities exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o     increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;
o     foreign withholding taxes;
o     possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and
o     possible unfavorable differences between the U.S. economy and foreign economies.

      In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed. Certain types of foreign securities have other particular risks. The following information describes some of the risks of particular foreign securities.

      |X|   Passive Foreign Investment Companies. Under U.S. tax laws, passive foreign investment companies ("PFICs") are those foreign corporations which generate primarily "passive" income. Passive income is defined as any income that is considered foreign personal holding company income under the
Internal Revenue Code. For federal tax purposes, a foreign corporation is deemed to be a PFIC if 75% or more of its gross income during a fiscal year is passive income or if 50% or more of its assets are assets that produce, or are held to produce, passive income.

      Subject to the limits under the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Underlying Funds may invest in foreign mutual funds to gain exposure to the securities of companies in countries that limit or prohibit all direct foreign investment. Foreign mutual funds are generally deemed to be PFICs, since nearly all of the income of a mutual fund is passive income. Some of the other foreign corporations that the Underlying Funds may invest in may also be considered PFICs.

      Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. The Underlying Funds make every effort to ensure compliance with federal tax reporting of these investments, however the Underlying Funds may not realize that a foreign corporation it invests in is a PFIC for federal tax purposes.

      |X|        Special Risks of Emerging and Developing Markets. Emerging
      and developing markets abroad may also offer special opportunities for investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan.
      There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. The Underlying Funds' Manager will consider these factors when evaluating securities in these markets. For specific limitations on the Underlying Funds' investments in emerging and developing markets, refer to the Statement of Additional Information for each
      Underlying Fund.

         o  Settlement of Transactions. Settlement procedures in developing markets may differ from those of more established securities markets. Settlements may also be delayed by operational problems.
            Securities issued by developing countries and by issuers located in those countries may be subject to extended settlement periods.
            Delays in settlement could result in temporary periods during which a portion of an Underlying Fund's assets is uninvested and no return is earned on those assets. The inability of an
            Underlying Fund to make intended purchases of securities due to settlement problems could cause an Underlying Fund to miss investment opportunities. An Underlying Fund could suffer losses from the inability to dispose of portfolio securities due to settlement problems. As a result there could be subsequent declines in the value of the portfolio security, a decrease in the level of liquidity of an Underlying Fund's portfolio or, if an Underlying Fund has entered into a contract to sell the security, a possible liability to the purchaser.

         o  Price Volatility. Securities prices in developing markets may be significantly more volatile than is the case in more developed nations of the world. In particular, countries with emerging markets may have relatively unstable governments. That presents the risk of nationalization of businesses, restrictions on foreign ownership or prohibitions of repatriation of assets.
            These countries may have less protection of property rights than more developed countries. The economies of developing countries may be predominantly based on only a few industries and, as such, may be highly vulnerable to changes in local or global trade conditions.

         o  Less Developed Securities Markets. Developing market countries may have less well-developed securities markets and exchanges.
            Consequently they have lower trading volume than the securities markets of more developed countries. These markets may be unable to respond effectively to increases in trading volume. Therefore, prompt liquidation of substantial portfolio holdings may be difficult at times. As a result, these markets may be
            substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability.

         o  Government Restrictions. In certain developing countries, government approval may be required for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as an Underlying Fund. Also, a
            government might impose temporary restrictions on remitting capital abroad if the country's balance of payments deteriorates, or it might do so for other reasons. If government approval were delayed or refused, an Underlying Fund could be adversely
            affected. Additionally, an Underlying Fund could be adversely affected by the imposition of restrictions on investments by foreign entities.

         o  Privatization Programs. The governments in some developing countries have been engaged in programs to sell all or part of their interests in government-owned or controlled enterprises.
            Privatization programs may offer opportunities for significant capital appreciation, and the Manager may invest Underlying Funds assets in privatization programs in what it considers to be appropriate circumstances. In certain developing countries, the ability of foreign entities such as an Underlying Fund to
            participate in privatization programs may be limited by local law. Additionally, the terms on which an Underlying Fund might be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that
            privatization programs will be successful.

      |X|   Investments in Metal Investments.  Gold & Special Minerals Fund
focuses its investments in equity securities of U.S. and foreign-domiciled companies. Gold & Special Minerals Fund's investments primarily include stocks of companies that are involved in mining or processing gold or other metals or minerals, are described as "Mining Securities."

      Gold & Special Minerals Fund may also invest in gold or silver bullion, in other precious metals, in metals naturally occurring with precious metals, in certificates representing an ownership interest in those metals, and in gold or silver coins. These investments are referred to as "Metal
Investments." Under normal market conditions, Gold & Special Minerals Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in Mining Securities and Metal Investments. However, Gold & Special
Minerals Fund will invest no more than 10% of its total net assets in Metal
Investments.

      o  Special Risks of Concentrating Investments in Mining Securities and
Metal Investments.  Investments in Mining Securities and Metal Investments
involve additional risks and considerations not typically associated with other types of investments: (1) the risk of substantial price fluctuations of gold and precious metals; (2) the concentration of gold supply is mainly in five territories (South Africa, Australia, the Commonwealth of Independent
States (the former Soviet Union), Canada and the United States), and the prevailing economic and political conditions of these countries may have a direct effect on the production and marketing of gold and sales of central bank gold holdings; (3) unpredictable international monetary policies, economic and political conditions; (4) possible U.S. governmental regulation of Metal Investments, as well as foreign regulation of such investments; and
(5) possible adverse tax consequences for Gold & Special Minerals Fund in making Metal Investments, if it fails to qualify as a "regulated investment company" under the Internal Revenue Code.

      Because Gold & Special Minerals Fund concentrates its investments in
Mining Securities and Metal Investments, an adverse change with respect to any of these risk factors could have a significant negative effect on Gold &
Special Minerals Fund's net asset value per share. These risks are discussed in greater detail below.

      o  Risk of Price Fluctuations. The prices of precious and strategic metals are affected by various factors such as economic conditions, political events, governmental monetary and regulatory policies and market events. The prices of Mining Securities and Metal Investments held by Gold & Special
Minerals Fund may fluctuate sharply, which will affect the value of Gold &
Special Minerals Fund's shares.

      o   Concentration of Source of Gold Supply and Control of Gold Sales.
Currently, the five largest producers of gold are the Republic of South
Africa, Australia, the Commonwealth of Independent States (which includes
Russia and certain other countries that were part of the former Soviet
Union), Canada and the United States. Economic and political conditions in those countries may have a direct effect on the production and marketing of gold and on sales of central bank gold holdings. In South Africa, the activities of companies engaged in gold mining are subject to the policies adopted by the Ministry of Mines. The Reserve Bank of South Africa, as the
sole authorized sales agent for South African gold, has an influence on the price and timing of sales of South African gold. Political and social conditions in South Africa are still somewhat unsettled and may pose certain risks to Gold & Special Minerals Fund (in addition to the risks described below under the caption "Foreign Securities"), because Gold & Special
Minerals Fund may hold a portion of its assets in securities of South African issuers.

      o   Unpredictable International Monetary Policies, Economic and
Political Conditions. There is the possibility that unusual international monetary or political conditions may make Gold & Special Minerals Fund's portfolio assets less liquid, or that the value of Gold & Special Minerals
Fund's assets might be more volatile, than would be the case with other investments. In particular, the price of gold is affected by its direct and indirect use to settle net balance of payments deficits and surpluses between nations. Because the prices of precious or strategic metals may be affected by unpredictable international monetary policies and economic conditions, there may be greater likelihood of a more dramatic fluctuation of the market prices of Gold & Special Minerals Fund's investments than of other investments.

      o  Commodities Regulations. The trading of Metal Investments in the
United States could become subject to the rules that govern the trading of agricultural and certain other commodities and commodity futures. In the opinion of Gold & Special Minerals Fund's counsel, at present Gold & Special
Minerals Fund's permitted Metal Investments are either not subject to regulation by the Commodities Futures Trading Commission ("CFTC") or an
exemption from regulation is available. The absence of CFTC regulation may adversely affect the continued development of an orderly market in Metal
Investments trading in the United States. The development of a regulated futures market in Metal Investments trading may affect the development of a market in, and the price of, Metal Investments in the United States.

      o  Effect on Gold & Special Minerals Fund's Tax Status. By making Metal
Investments, Gold & Special Minerals Fund risks failing to qualify as a regulated investment company under the Internal Revenue Code. If Gold &
Special Minerals Fund should fail to qualify, it would lose the beneficial tax treatment accorded to qualifying investment companies under Subchapter M of the Code. Failure to qualify would occur if in any fiscal year Gold &
Special Minerals Fund either (a) derived 10% or more of its gross income (as defined in the Internal Revenue Code, which disregards losses for this purpose) from sales or other dispositions of Metal Investments and other non-qualifying income, or (b) held more than 50% of its net assets in the form of Metal Investments or in securities not meeting certain tests under the Internal Revenue Code (see "Dividends, Capital Gains and Taxes").
Accordingly, Gold & Special Minerals Fund will endeavor to manage its portfolio within the limitations described above, and Gold & Special Minerals
Fund has adopted an investment restriction limiting the amount of its total assets that can be invested in Metal Investments. There can be no assurance that Gold & Special Minerals Fund will qualify in every fiscal year.
Furthermore, to comply with the limitations described above, Gold & Special
Minerals Fund may be required to make investment decisions the Manager would otherwise not make, foregoing the opportunity to realize gains, if necessary, to permit Gold & Special Minerals Fund to qualify. See "Investment
Restrictions" in the Gold & Special Minerals SAI.

|X|   Investment in Other Investment Companies. Some of the Underlying Funds
can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act that apply to those types of investments. For example, an Underlying Fund may invest in exchange-traded funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange. The Underlying Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the exchange-traded fund's portfolio, at times when the
Underlying Fund may not be able to buy those portfolio securities directly.
As a non-fundamental policy, the Underlying Funds cannot invest in the securities of other registered open-end investment companies or registered unit investment trusts in reliance on sub-paragraph (F) or (G) of section
12(d)(1) of the Investment Company Act.

      Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment Company Act.
The Underlying Funds do not intend to invest in other investment companies unless the Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, an Underlying Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses. For specific limitations on the Underlying Fund's investments in securities of other investment companies, refer to the
Statement of Additional Information for each Underlying Fund. The Underlying
Funds do not anticipate investing a substantial amount of their net assets in shares of other investment companies.

Debt Securities

      Some of the Underlying Funds invest in debt securities with differing credit and maturity characteristics, and with fixed or floating interest rates, to seek their objectives. Other Underlying Funds may invest in debt securities for defensive purposes and/or for liquidity. Certain types of debt securities in which the Underlying Funds may invest are described below. For specific limitations on an Underlying Fund's investments in debt securities, refer to the Statement of Additional Information for that fund.

      |X|   Floating Rate and Variable Rate Obligations. Some of the
securities that some of the Underlying Funds and some of the funds in the tactical allocation component of the Active Allocation Fund can purchase have variable or floating interest rates The interest rate on a floating rate note is adjusted automatically according to a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard. The instrument's rate is adjusted automatically each time the base rate is adjusted. The interest rates on variable rate obligations are adjusted at stated periodic intervals.

      Generally, the changes in the interest rate on floating and variable rate obligations reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.

      Floating rate and variable rate obligations that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals, generally not exceeding one year and upon no more than 30 days' notice. Variable rate obligations may have a demand feature that allows an Underlying Fund to tender the obligation to the issuer or a third party at certain times. The tender may be at par value plus accrued interest, according to the terms of the obligations. Floating rate notes may also have a feature that allows the holder to receive payment prior to maturity. The issuer of a "demand"
obligation normally has a corresponding right to prepay the outstanding principal amount of the note plus accrued interest after a given period. The issuer usually must provide a specified number of days' notice to the holder.

      The floating rate and variable rate obligations in which an Underlying
Fund may invest generally must meet the credit quality requirements of that fund. The Manager may determine that an unrated floating rate or variable rate obligation meets an Underlying Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

      |X|   Zero-Coupon Securities. An Underlying Fund may buy zero-coupon, delayed interest and "stripped" securities. Stripped securities are debt securities whose interest coupons are separated from the security and sold separately. An Underlying Fund can buy different types of zero-coupon or stripped securities, including, among others, foreign debt securities and
U.S. Treasury notes or bonds that have been stripped of their interest coupons, U.S. Treasury bills issued without interest coupons, and certificates representing interests in stripped securities.

      Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      An Underlying Fund's investment in zero-coupon securities may cause it to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Underlying Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of the Underlying Fund's shares.

      Commodity Strategy Total Return Fund may also invest in zero-coupon securities issued by private-issuers such as domestic or foreign corporations. These securities have the same interest rate risks as described above for zero-coupon U.S. Treasury securities. An additional risk of private-issuer zero-coupon securities is the credit risk that the issuer will be unable to make payment at maturity of the obligation.

      |X|   Investment-Grade Debt Securities.  Some of the Underlying Funds
may invest in investment-grade debt obligations rated in the four highest investment categories by Standard & Poor's Ratings Services, Moody's
Investors Service, Inc., or by another nationally recognized statistical rating organization ("NRSRO"). If they are unrated, they will be assigned a rating to be considered of similar quality to obligations that are rated investment grade.

      |X|   Lower-Grade Debt Securities. "Lower-grade" debt securities are those rated below "investment-grade," which means they have a rating lower than "Baa" by Moody's Investors Service, Inc. ("Moody's") or lower than "BBB"
by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or
similar ratings by other rating organizations. If they are unrated, and are determined by an Underlying Fund's manager to be of comparable quality to debt securities rated below investment-grade, they are considered part of the
Underlying Fund's portfolio of lower-grade securities. Some of the Underlying
Funds can invest in securities rated as low as "C" or "D" or which may be in default at the time of purchase. A description of the debt security ratings categories of the principal rating organizations is included in Appendix B to this Statement of Additional Information.

      Because lower-grade debt securities tend to offer higher yields than investment-grade securities, an Underlying Fund might invest in lower-grade securities if its manager is trying to achieve higher income. For specific limitations on the Underlying Funds' investments in lower-grade debt securities, refer to the Statement of Additional Information for each
Underlying Fund.

      |X|   Bank Obligations and Securities That Are Secured By Them. Some of
the Underlying Funds can invest in bank obligations, including time deposits, certificates of deposit, and bankers' acceptances. They must be either obligations of a domestic bank with total assets of at least $1 billion or obligations of a foreign bank with total assets of at least U.S. $1 billion.
Those Underlying Funds may also invest in instruments secured by bank obligations (for example, debt which is guaranteed by the bank). For purposes of this policy, the term "bank" includes commercial banks, savings banks, and savings and loan associations that may or may not be members of the Federal
Deposit Insurance Corporation.

      Time deposits are non-negotiable deposits in a bank for a specified period of time at a stated interest rate. They may or may not be subject to withdrawal penalties. However, time deposits that are subject to withdrawal penalties, other than those maturing in seven days or less, are subject to the limitation on investments by the Underlying Funds in illiquid investments.

      Bankers' acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are deemed
"accepted" when a bank guarantees their payment at maturity.

      |X|   Loan Participation Interests. Some of the Underlying Funds can
invest in participation interests, subject to the Underlying Funds'
limitations on investments in illiquid investments. A participation interest is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyer's participation interest bears to the total principal amount of the loan. The issuing financial institution may have no obligation to an Underlying Fund other than to pay the Underlying Fund the proportionate amount of the principal and interest payments it receives. For specific limitations on the Underlying Funds' investments in participation interests, refer to the Statement of Additional Information for each
Underlying Fund.

      Participation interests are primarily dependent upon the
creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. There is a risk that a borrower may have difficulty making payments. If a borrower fails to pay scheduled interest or principal payments, an Underlying Fund could experience a reduction in its income. The value of that participation interest might also decline, which could affect the net asset value of an Underlying Fund's shares. If the issuing financial institution fails to perform its obligations under the participation agreement, an Underlying Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

      |X|   Master Demand Notes. Master demand notes are corporate
obligations that permit the investment of fluctuating amounts by some
Underlying Funds at varying rates of interest under direct arrangements between an Underlying Fund, as lender, and the borrower. They permit daily changes in the amounts borrowed. An Underlying Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

      Because these notes are direct lending arrangements between the lender and borrower, it is not expected that there will be a trading market for them. There is no secondary market for these notes, although they are redeemable (and thus are immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, an Underlying Fund's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand. For specific limitations on an
Underlying Fund's investments in these notes, refer to the Underlying Fund's
Statement of Additional Information.

      The Underlying Funds may have no limitations on the type of issuer from whom these notes will be purchased. However, in connection with such purchases and on an ongoing basis, the Manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes may be subject to the limitation on investments by an Underlying
Fund in illiquid securities, described in the Underlying Fund's Prospectus and Statement of Additional Information.

      |X|   Foreign Debt Obligations. Some of the Underlying Funds can invest in obligations issued by foreign governments and private foreign issuers.

        Foreign Sovereign Debt Obligations. The debt obligations of a foreign government and its agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government.

      Some of the Underlying Funds also can buy securities issued by certain
      "supra-national" entities, which include entities designated or supported by various governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the World Bank, the Asian Development Bank and
      the Inter-American Development Bank.

      The governmental members of these supra-national entities are
      "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

      |X|   U.S. Government Securities. Some of the Underlying Funds may
invest in U.S. government securities. These are securities issued or guaranteed by the U.S. Treasury or other U.S. government agencies or federally-chartered corporate entities referred to as "instrumentalities."
The obligations of U.S. government agencies or instrumentalities in which the
Underlying Funds can invest may or may not be guaranteed or supported by the
"full faith and credit" of the United States. "Full faith and credit" means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might not be able to assert a claim against the United
States if the issuing agency or instrumentality does not meet its commitment.

        U.S. Treasury Obligations. These include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of more than one year and up to ten years when issued), and
      Treasury bonds (which have maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. Other U.S. Treasury obligations the Underlying Funds can buy include U.S. Treasury securities that have been "stripped" by a Federal
      Reserve Bank, zero-coupon U.S. Treasury securities described below, and
      Treasury Inflation-Protection Securities ("TIPS").

        Obligations Issued or Guaranteed by U.S. Government Agencies or
      Instrumentalities. These include direct obligations and
      mortgage-related securities that have different levels of credit support from the government. Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage
      Association pass-through mortgage certificates (called "Ginnie Maes").
      Some are supported by the right of the issuer to borrow from the U.S.
      Treasury under certain circumstances, such as Federal National Mortgage
      Association bonds and Federal Home Loan Mortgage Corporation obligations.

      |X|   Mortgage-Related Securities. Some of the Underlying Funds can
invest in mortgage-related securities. Mortgage-related securities are a form of derivative investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or entities or by private issuers. These securities include collateralized mortgage obligations ("CMOs"), mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs") and other real estate-related securities.

      Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks, as described in the Prospectus.

      As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. Some of the
Underlying Funds can buy mortgage-related securities that have interest rates that move inversely to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

        Collateralized Mortgage Obligations. Collateralized mortgage obligations or CMOs, are multi-class bonds that are backed by pools of mortgage loans or mortgage pass-through certificates. They may be collateralized by:

o     pass-through certificates issued or guaranteed by Government National
               Mortgage Association (GNMA), Federal National Mortgage
               Association (FNMA), or Federal Home Loan Mortgage Corporation
               (FHLMC),
o     unsecuritized mortgage loans insured by the Federal Housing
               Administration or guaranteed by the Department of Veterans'
               Affairs,
o     unsecuritized conventional mortgages,
o     other mortgage-related securities, or
o     any combination of these.

      Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date.
      Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index. These are floating rate CMOs, and typically have a cap on the coupon rate. Inverse floating rate CMOs have a coupon rate that moves in the reverse direction to an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed-rate CMOs or floating rate CMOs.

        Forward Rolls. Some of the Underlying Funds can enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, an Underlying Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to an Underlying Fund in excess of the yield on the securities that have been sold.

      An Underlying Fund will only enter into "covered" rolls. To assure its future payment of the purchase price, the Underlying Funds will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

      These transactions have risks. During the period between the sale and the repurchase, Underlying Funds will not be entitled to receive interest and principal payments on the securities that have been sold.
      It is possible that the market value of the securities an Underlying
      Fund sells might decline below the price at which the Underlying Funds are obligated to repurchase securities.

        "Stripped" Mortgage Related Securities. Some of the Underlying Funds
      may invest in stripped mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security's principal or interest payments.
      These are a form of derivative investment.

      Mortgage securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an "interest-only" security, or "I/O," and all of the principal is distributed to holders of another type of security, known as a "principal-only" security or "P/O." Strips can be created for pass through certificates or CMOs.

      The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, the Underlying Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially. The market for some of these securities may be limited, making it difficult for an Underlying Fund to dispose of its holdings at an acceptable price.

        Mortgage-Related U.S. Government Securities. These include interests in pools of residential or commercial mortgages, in the form of collateralized mortgage obligations and other "pass-through" mortgage securities. CMOs that are U.S. government securities have collateral to secure payment of interest and principal. They may be issued in different series with different interest rates and maturities. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. government agency. For specific limitations on the Underlying Funds' investments in mortgage-related U.S. government securities, refer to the Statement of Additional Information for each
      Underlying Fund.

      The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when interest rates rise.

      If prepayments of mortgages underlying a CMO occur faster than expected when interest rates fall, the market value and yield of the CMO will be reduced. Additionally, an Underlying Fund may have to reinvest the prepayment proceeds in other securities paying interest at lower rates, which could reduce that Underlying Funds' yield.

      When interest rates rise rapidly, if prepayments occur more slowly than expected, a short- or medium-term CMO can in effect become a long-term security, subject to greater fluctuations in value. These are the prepayment risks described above and can make the prices of CMOs very volatile when interest rates change. The prices of longer-term debt securities tend to fluctuate more than those of shorter-term debt securities. That volatility will affect the Underlying Funds' share prices.

         GNMA Certificates ("Ginnie Mae"). The GNMA is a wholly-owned corporate instrumentality of the United States within the U.S.
         Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately-issued securities backed by pools of mortgages. Ginnie Maes are debt securities representing an interest in one or a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home
         Administration or guaranteed by the Veterans Administration.

         The Ginnie Maes in which some of the Underlying Funds invest are of the "fully modified pass-through" type. They provide that the registered holders of the Certificates will receive timely monthly payments of the pro-rata share of the scheduled principal payments on the underlying mortgages, whether or not those amounts are collected by the issuers. Amounts paid include, on a pro rata basis, any prepayment of principal of such mortgages and interest (net of servicing and other charges) on the aggregate unpaid principal balance of the Ginnie Maes, whether or not the interest on the underlying mortgages has been collected by the issuers.

         The Ginnie Maes purchased by the Underlying Funds are guaranteed as to timely payment of principal and interest by GNMA. In giving that guaranty, GNMA expects that payments received by the issuers of
         Ginnie Maes on account of the mortgages backing the Certificates will be sufficient to make the required payments of principal of and interest on those Ginnie Maes. However, if those payments are insufficient, the guaranty agreements between the issuers of the
         Ginnie Maes and GNMA require the issuers to make advances sufficient for the payments. If the issuers fail to make those payments, GNMA will do so.

         Under federal law, the full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under any guaranty issued by GNMA as to such mortgage pools. An opinion of an Assistant Attorney General of the United States, dated
         December 9, 1969, states that such guaranties "constitute general obligations of the United States backed by its full faith and credit." GNMA is empowered to borrow from the United States Treasury to the extent necessary to make any payments of principal and interest required under those guaranties.

         Ginnie Maes are backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages.
         Except to the extent of payments received by the issuers on account of such mortgages, Ginnie Maes do not constitute a liability of those issuers, nor do they evidence any recourse against those issuers. Recourse is solely against GNMA. Holders of Ginnie Maes
         (such as the Underlying Funds) have no security interest in or lien on the underlying mortgages.

         Monthly payments of principal will be made, and additional prepayments of principal may be made, to the Underlying Funds with respect to the mortgages underlying the Ginnie Maes held by the
         Underlying Funds. All of the mortgages in the pools relating to the
         Ginnie Maes in the Underlying Funds are subject to prepayment without any significant premium or penalty, at the option of the mortgagors. While the mortgages on 1-to-4-family dwellings underlying certain Ginnie Maes have a stated maturity of up to thirty years, it has been the experience of the mortgage industry that the average life of comparable mortgages, as a result of prepayments, refinancing and payments from foreclosures, is considerably less.

         FNMA Certificates ("Fannie Mae"). FNMA, a federally-chartered and privately-owned corporation, issues Fannie Mae Certificates which are backed by a pool of mortgage loans. FNMA guarantees to each registered holder of a Fannie Mae Certificate that the holder will receive amounts representing the holder's proportionate interest in scheduled principal and interest payments, and any principal prepayments, on the mortgage loans in the pool represented by such
         Certificate, less servicing and guarantee fees, and the holder's proportionate interest in the full principal amount of any foreclosed or other liquidated mortgage loan. In each case the guarantee applies whether or not those amounts are actually received. The obligations of FNMA under its guarantees are obligations solely of FNMA and are not backed by the full faith and credit of the United States or any of its agencies or
         instrumentalities other than FNMA.

         FHLMC Certificates. FHLMC, a corporate instrumentality of the United
         States, issues FHLMC Certificates representing interests in mortgage loans. FHLMC guarantees to each registered holder of a FHLMC
         Certificate timely payment of the amounts representing a holder's proportionate share of:

o     interest payments less servicing and guarantee fees,
o     principal prepayments, and
o     the ultimate collection of amounts representing the holder's proportionate interest in principal payments on the mortgage loans in the pool represented by the FHLMC Certificate, in each case whether or not such amounts are actually received.

         The obligations of FHLMC under its guarantees are obligations solely of FHLMC and are not backed by the full faith and credit of the
         United States.

        Commercial (Privately-Issued) Mortgage Related Securities. Some of
      the Underlying Funds can invest in commercial mortgage-related securities issued by private entities. Generally these are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. They are subject to the credit risk of the issuer. These securities typically are structured to provide protection to investors in senior classes from possible losses on the underlying loans. They do so by having holders of subordinated classes take the first loss if there are defaults on the underlying loans. They may also be protected to some extent by guarantees, reserve funds or additional collateralization mechanisms.

      |X|   Asset-Backed Securities. Some of the Underlying Funds may invest in asset-backed securities. Asset-backed securities are fractional interests in pools of assets, typically accounts receivable or consumer loans. They are issued by trusts or special-purpose corporations. These securities are subject to prepayment risks and the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool. They are similar to mortgage-related securities, described above, and are backed by a pool of assets that consist of obligations of individual borrowers. The income from the pool is passed through to the holders of participation interest in the pools. The pools may offer a credit enhancement, such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due. However, the enhancement, if any, might not be for the full par value of the security. If the enhancement is exhausted and any required payments of interest or repayments of principal are not made, an
Underlying Fund could suffer losses on its investment or delays in receiving payment.

      The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately related to payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, an
Underlying Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-backed securities and CMOs.

      |X|   Money Market and Other Short-Term Debt Obligations.  Some of the
Underlying Funds can invest in a variety of high quality money market instruments and other short-term debt obligations, under both normal market conditions and for defensive purposes. Money market securities are high-quality, short-term debt instruments that are issued by the U.S.
government, corporations, banks or other entities. They may have fixed, variable or floating interest rates. The following is a brief description of the types of money market securities and short-term debt obligations the
Underlying Funds can invest in.

        Bank Obligations. Some of the Underlying Funds can buy time deposits, certificates of deposit and bankers' acceptances. They must be:

o     obligations issued or guaranteed by a domestic bank or foreign bank
               (including a foreign branch of a domestic bank) having total assets of at least U.S. $1 billion,
o     banker's acceptances (which may or may not be supported by letters of credit) only if guaranteed by a U.S. commercial bank with
               total assets of at least U.S. $1 billion.

      Some of the Underlying Funds can make time deposits. These are non-negotiable deposits in a bank for a specified period of time. They may be subject to early withdrawal penalties. Time deposits that are subject to early withdrawal penalties are subject to an Underlying
      Fund's limits on illiquid investments. "Banks" include commercial banks, savings banks and savings and loan associations.

        Commercial Paper. Some of the Underlying Funds can invest in commercial paper if it is rated within the top three rating categories of S&P and Moody's or other rating organizations. If the paper is not rated, it may be purchased if the Underlying Funds' manager determines that it is comparable to rated commercial paper in the top three rating categories of national rating organizations.

      Some of the Underlying Funds can buy commercial paper that is not in the top three rating categories (including U.S. dollar-denominated securities of foreign branches of U.S. banks) if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by an
Underlying Fund.

      |X|   Ratings of Securities - Portfolio Quality, Maturity and
Diversification.  Under Rule 2a-7 of the Investment Company Act, Money Market
Fund uses the amortized cost method to value its portfolio securities to determine Money Market Fund's net asset value per share. Rule 2a-7 places restrictions on a money market fund's investments. Under that Rule, Money
Market Fund may purchase only those securities that the Manager, under
Board-approved procedures, has determined have minimal credit risks and are
"Eligible Securities." The rating restrictions described in its Prospectus and SAI do not apply to banks in which Money Market Fund's cash is kept.

      An "Eligible Security" is one that has been rated in one of the two highest short-term rating categories by any two "nationally-recognized statistical rating organizations." That term is defined in Rule 2a-7 and they are referred to as "Rating Organizations" in Money Market Fund's SAI. If only one Rating Organization has rated that security, it must have been rated in one of the two highest rating categories by that Rating Organization. An unrated security that is judged by the Manager, subject to review by Money
Market Fund's Board of Directors, to be of comparable quality to Eligible
Securities rated by Rating Organizations may also be an "Eligible Security."

      Rule 2a-7 permits Money Market Fund to purchase any number of "First
Tier Securities." These are Eligible Securities that have been rated in the highest rating category for short-term debt obligations by at least two
Rating Organizations. If only one Rating Organization has rated a particular security, it must have been rated in the highest rating category by that
Rating Organization. Comparable unrated securities may also be First Tier
Securities.

      Under Rule 2a-7, Money Market Fund may invest only up to 5% of its total assets in "Second Tier Securities." Those are Eligible Securities that are not "First Tier Securities." In addition, Money Market Fund may not invest more than:

   o  5% of its total assets in the securities of any one issuer (other than the U.S. government, its agencies or instrumentalities) or
   o  1% of its total assets or $1 million (whichever is greater) in Second
      Tier Securities of any one issuer.

      Under Rule 2a-7, Money Market Fund must maintain a dollar-weighted average portfolio maturity of not more than 90 days, and the maturity of any single portfolio investment may not exceed 397 days. The Board regularly reviews reports from the Manager to show the Manager's compliance with Money
Market Fund's procedures and with the Rule.

      If a security's rating is downgraded, the Manager and/or the Board may have to reassess the security's credit risk. If a security has ceased to be a
First Tier Security, the Manager will promptly reassess whether the security continues to present minimal credit risk. If the Manager becomes aware that any Rating Organization has downgraded its rating of a Second Tier Security or rated an unrated security below its second highest rating category, Money
Market Fund's Board of Directors shall promptly reassess whether the security presents minimal credit risk and whether it is in the best interests of the
Fund to dispose of it.

      If Money Market Fund disposes of the security within five days of the
Manager learning of the downgrade, the Manager will provide the Board with subsequent notice of such downgrade. If a security is in default, or ceases to be an Eligible Security, or is determined no longer to present minimal credit risks, the Board must determine whether it would be in the best interests of the Fund to dispose of the security.

      The Rating Organizations currently designated as nationally-recognized statistical rating organizations by the SEC are S&P, Moody's, Fitch and
Dominion Bond Rating Service Limited. Appendix B to its SAI contains descriptions of the rating categories of those Rating Organizations. Ratings at the time of purchase will determine whether securities may be acquired under the restrictions described therein.

      |X|   Time Deposits and Other Bank Obligations. The types of "banks"
whose securities Money Market Fund may buy include commercial banks, savings banks, and savings and loan associations, which may or may not be members of the Federal Deposit Insurance Corporation. Money Market Fund may also buy securities of "foreign banks" that are:
         o  foreign branches of U.S. banks (which may be issuers of
            "Eurodollar" money market instruments),

         o  U.S. branches and agencies of foreign banks (which may be issuers of "Yankee dollar" instruments), or

         o  foreign branches of foreign banks.

      Money Market Fund may invest in fixed time deposits. These are non-negotiable deposits in a bank for a specified period of time at a stated
interest rate. They may or may not be subject to withdrawal penalties.
However, Money Market Fund's investments in time deposits that are subject to penalties (other than time deposits maturing in less than 7 days) are subject to the 10% investment limitation for investing in illiquid securities, set forth in "Illiquid and Restricted Securities" in the Prospectus.

      Money Market Fund will buy bank obligations only from a domestic bank with total assets of at least $2.0 billion or from a foreign bank with total assets of at least $30.0 billion. Those asset requirements apply only at the time the obligations are acquired.

      |X|   Insured Bank Obligations. The Federal Deposit Insurance
Corporation insures the deposits of banks and savings and loan associations up to $250,000 per investor. Within the limits set forth in its Prospectus,
Money Market Fund may purchase bank obligations that are fully insured as to principal by the FDIC. To remain fully insured as to principal, these investments must currently be limited to $250,000 per bank. If the principal amount and accrued interest together exceed $250,000, then the accrued interest in excess of that $250,000 will not be insured.

      |X|   Bank Loan Participation Agreements.  Money Market Fund may invest in bank loan participation agreements, subject to the investment limitation set forth in its Prospectus as to investments in illiquid securities. If
Money Market Fund invests in bank loan participation agreements, they are not expected to exceed 5% of Money Market Fund's total assets. Participation agreements provide an undivided interest in a loan made by the bank issuing the participation interest in the proportion that the buyer's investment bears to the total principal amount of the loan. Under this type of arrangement, the issuing bank may have no obligation to the buyer other than to pay principal and interest on the loan if and when received by the bank.
Thus, Money Market Fund must look to the creditworthiness of the borrower, which is obligated to make payments of principal and interest on the loan. If the borrower fails to pay scheduled principal or interest payments, Money
Market Fund may experience a reduction in income.

Main Risks of Debt Securities

      In general, debt securities are subject to two primary types of risk:
credit risk and interest rate risk. The values of debt securities may be affected by changes in the market's perception of the likely direction of interest rates and/or the creditworthiness of the entity issuing or guaranteeing a security. Their values may also be affected by changes in government regulations and tax policies.

      |X|   Credit Risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

      Some of the Underlying Funds' investments are investment-grade debt securities and U.S. government securities. U.S. government securities, although unrated, are generally considered to be equivalent to securities in the highest rating categories. Investment-grade bonds are bonds that are rated at least "Baa" by Moody's, or at least "BBB" by S&P Fitch, or have comparable ratings by another nationally-recognized rating organization.

      While securities rated "Baa" by Moody's or "BBB" by S&P and Fitch are investment-grade and are not regarded as junk bonds, those securities may be subject to special risks and have some speculative characteristics.
Definitions of the debt security ratings categories of Moody's, S&P, and
Fitch are included in Appendix B to this Statement of Additional Information.

      Some of the Underlying Funds also buy non-investment-grade debt securities (commonly referred to as "junk bonds"). "Lower-grade" debt securities are those rated below "investment-grade," which means they have a rating lower than "Baa" by Moody's or lower than "BBB" by S&P or Fitch or similar ratings by other nationally recognized rating organizations. If they are unrated, and are determined by an Underlying Fund's manager to be of comparable quality to debt securities rated below investment-grade, they are included in the limitation on the percentage of the Underlying Fund' assets that can be invested in lower-grade securities.

      |X|   Interest Rate Risk. Interest rate risk refers to the fluctuations in value of debt securities resulting from the inverse relationship between price and yield. For example, an increase in prevailing interest rates will tend to reduce the market value of already-issued debt securities, and a decline in prevailing interest rates will tend to increase their value. In addition, debt securities having longer maturities tend to offer higher yields, but are subject to potentially greater fluctuations in value from changes in interest rates than obligations having shorter maturities.

      Fluctuations in the market value of debt securities after an Underlying
Fund buys them will not affect the interest income payable on those securities (unless the security pays interest at a variable rate pegged to interest rate changes). However, those price fluctuations will be reflected in the valuations of the securities, and therefore an Underlying Fund's net asset values will be affected by those fluctuations.

      |X|   Special Risks of Lower-Grade Debt Securities. Because lower-grade debt securities tend to offer higher yields than investment-grade securities, an Underlying Fund might invest in lower-grade securities if its manager is trying to achieve higher income. For specific limitations on Underlying
Funds' investments in lower-grade debt securities, refer to the Statement of
Additional Information for each Underlying Fund.

      "Lower-grade" debt securities are those rated below "investment-grade,"
which means they have a rating lower than "Baa" by Moody's or lower than
"BBB" by S&P or Fitch, or similar ratings by other rating organizations. If they are unrated, and are determined by an Underlying Fund's manager to be of comparable quality to debt securities rated below investment-grade, they are considered part of the Underlying Fund's portfolio of lower-grade securities.
Some of the Underlying Funds can invest in securities rated as low as "C" or
"D" or which may be in default at the time such Underlying Fund buys them.

      Some of the special credit risks of lower-grade securities include the following: There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment-grade securities. The issuer's low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal.

      To the extent they can be converted into stock, convertible securities may be less subject to some of the risks of volatility than non-convertible high yield bonds, since stock may be more liquid and less affected by some of these risk factors.

      |X|   Mortgage Prepayment and Extension Risks.  In periods of declining interest rates, mortgages are more likely to be prepaid. As a result, a mortgage-related security's maturity can be shortened by unscheduled prepayments on the underlying mortgages. Therefore, it is not possible to predict accurately the security's yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. Therefore, these securities may be less effective as a means of "locking in" attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated
maturities.

      Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. In turn, this can affect the value of the
Underlying Funds' shares. If a mortgage-related security has been purchased at a premium, all or part of the premium an Underlying Fund paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, an Underlying
Fund may fail to recoup its initial investment on the security.

      During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity. Generally, that would cause the value of the security to fluctuate more widely in response to changes in interest rates. If the prepayments on the Underlying Funds' mortgage-related securities were to decrease broadly, the Underlying Funds' effective duration and therefore its sensitivity to interest rates, would increase.

Derivative Securities

      Many Underlying Funds, and the tactical allocation component of the
Active Allocation Fund, can invest in a variety of derivative investments to seek income, to seek income for liquidity needs or for hedging purposes. Some derivative investments the Underlying Funds can use are the hedging instruments described below in this Statement of Additional Information.
Segregated accounts will be maintained for all derivative transactions, to the extent required by the Investment Company Act. For specific limitations, if any, on the Underlying Funds' investments in derivatives, refer to the
Statement of Additional Information for each Underlying Fund.

      Among the derivative investments some of the Underlying Funds and the tactical allocation component of the Active Allocation Fund can invest in are
"index-linked" or "currency-linked" notes. Principal and/or interest payments on index-linked notes depend on the performance of an underlying index.
Currency-indexed securities are typically short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

      Other derivative investments some of the Underlying Funds can use include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the Underlying Funds' manager expected.

      |X|   Using Derivatives for Hedging. Many Underlying Funds can use
derivative instruments for hedging, even if they do not use them in seeking their objectives, to attempt to protect against declines in the market value of the Underlying Funds' portfolios, to permit the Underlying Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, those Underlying
Funds could:
o     sell futures contracts,
o     buy puts on futures or on securities, or
o     write covered calls on securities or futures. Covered calls may also be used to increase certain Underlying Funds' income.

      The Underlying Funds can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case, the Underlying Fund would normally seek to purchase the securities and then terminate the related hedging position. An Underlying
Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so an Underlying Fund could:

o     buy futures, or
o     buy calls on futures or on securities.

      The Underlying Funds are not obligated to use hedging instruments, even though they may be permitted to use them in the Manager's discretion, as described below. An Underlying Fund's strategy of hedging with futures and options on futures may be incidental to its activities in the underlying cash market. The particular hedging instruments the Underlying Funds can use are described below. The Underlying Funds may employ new derivative instruments and hedging instruments and strategies when they are developed, if those investment methods are consistent with the Underlying Funds' investment objectives and are permissible under applicable regulations governing the
Underlying Funds.

      |X|   Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Underlying Fund's return. The Underlying Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

      An Underlying Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the
Underlying Fund might cause the Underlying Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Underlying
Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Underlying Fund's control, holding a put might cause the Underlying Fund to sell the related investments for reasons that would not exist in the absence of the put.

      An Underlying Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in an Underlying Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Underlying Fund is exercised on an investment that has increased in value, the Underlying Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The
Underlying Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Underlying Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Underlying Fund's securities. For example, it is possible that while the Underlying Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the Underlying Fund's portfolio might decline. If that occurred, the Underlying Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the
Underlying Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Underlying Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets.
First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.
Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      An Underlying Fund may use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when an
Underlying Fund does so the market might decline. If an Underlying Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Underlying Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

      |X|   Futures Contracts. Some of the Underlying Funds and the tactical allocation component of the Active Allocation Fund can buy and sell futures contracts that relate to (1) broadly-based bond or other security indices
(these are referred to as "financial futures"); (2) commodity contracts
(these are referred to as "commodity futures"); (3) debt securities (these are referred to as "interest rate futures"); (4) foreign currencies (these are referred to as "forward contracts"); (5) individual stock (these are referred to as "single stock futures"); (6) bond indices (these are referred to as "bond index futures"); and (7) broadly-based stock indices (these are referred to as "stock index futures"). For specific information on the permitted type of futures contract for an Underlying Fund, refer to the
Statement of Additional Information for each Underlying Fund.

      A broadly-based stock index is used as the basis for trading stock index futures. In some cases, these futures may be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the securities included in the index and its value fluctuates in response to the changes in value of the underlying securities.
A stock index cannot be purchased or sold directly. Bond index futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation.
Either party may also settle the transaction by entering into an offsetting contract.

      An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Similarly, a single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.
Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

      Certain Underlying Funds and the tactical allocation component of the
Active Allocation Fund may invest a portion of their assets in commodity futures contracts. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs;
(3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver. Those Underlying Funds and the tactical allocation component of the Active Allocation Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

      No payment is made or received by an Underlying Fund or the tactical allocation component of the Active Allocation Fund on the purchase or sale of a future. Upon entering into a futures transaction, an Underlying Fund or the tactical allocation component of the Active Allocation Fund will be required to deposit an initial margin payment with the futures commission merchant
(the "futures broker"). Initial margin payments will be deposited with an
Underlying Fund's or the tactical allocation component of the Active
Allocation Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on an Underlying Fund's or the tactical allocation component of the
Active Allocation Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to expiration of the future, an Underlying Fund or the tactical allocation component of the Active Allocation Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Underlying Funds. Any loss or gain on the future is then realized by the Underlying Funds for tax purposes. All futures transactions, except forward contracts, are effected through a clearinghouse associated with the exchange on which the contracts are traded.

         Leverage.  There is much greater leverage in futures trading than in stocks.  As a registered investment company, an Underlying Fund must pay in full for all securities it purchases.  In other words, the
         Underlying Fund is not allowed to purchase securities on margin.
         However, the Underlying Fund may be allowed to purchase futures contracts on margin. The initial margin requirements are typically between 3% and 6% of the face value of the contract.  That means the
         Underlying Fund is only required to pay up front between 3% to 6%
         percent of the face value of the futures contract.  Therefore, the
         Underlying Fund has a higher degree of leverage in its futures contract purchases than in its stock purchases.  As a result there may be differences in the volatility of rates of return between securities purchases and futures contract purchases, with the returns from futures contracts being more volatile.

         Commodity Futures Contracts.  Some of the Underlying Funds can
         invest a substantial portion of its assets in commodity futures contracts. Some of the special characteristics and risks of these investments are described below.

         Commodity futures contracts are an agreement between two parties.
         One party agrees to buy an asset from the other party at a later date at a price and quantity agreed-upon when the contract is made.
         Commodity futures contracts are traded on futures exchanges.  These futures exchanges offer a central marketplace in which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market.  Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session.  Additionally, the commodity futures exchanges have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time.  These position limit rules are designed to prevent any one participant from controlling a significant portion of the market.

         In the futures markets, the exchange clearing corporation takes the other side in all transactions, either buying or selling directly to the market participants.  The clearinghouse acts as the counterparty to all exchange-traded futures contracts.  That is, the Underlying
         Fund's obligation is to the clearinghouse, and the Underlying Fund will look to the clearinghouse to satisfy the Underlying Fund's rights under the futures contract.

         When purchasing stocks or bonds, the buyer acquires ownership in the security, however buyers of futures contracts are not entitled to ownership of the underlying commodity until and unless they decide to accept delivery at expiration of the contract.  In practice, delivery of the underlying commodity to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their futures contract before expiration.

o     Price Limits.  The commodity futures exchanges impose on each commodity futures contract a maximum permissible price movement for each trading session.  If the maximum permissible price movement is achieved on any trading day, no more trades may be executed above
            (or below, if the price has moved downward) that limit.  If the
            Underlying Fund wishes to execute a trade outside the daily permissible price movement, it would be prevented from doing so by exchange rules, and would have to wait for another trading session to execute its transaction.

o     Price Volatility.  Despite the daily price limits on the futures exchanges, the price volatility of commodity futures contracts has been historically greater than that for traditional
            securities such as stocks and bonds.  To the extent that the
            Underlying Fund invests in commodity futures contracts, the assets of the Underlying Fund, and therefore the prices of its shares may be subject to greater volatility.

o     Marking-to-Market Futures Positions.  The futures clearinghouse marks every futures contract to market at the end of each trading day, to ensure that the outstanding futures obligations are limited by the maximum daily permissible price movement.  This process of marking-to-market is designed to prevent losses from accumulating in any futures account.  Therefore, if the Underlying Fund's futures positions have declined in value, the Underlying Fund may be required to post additional margin to cover this decline.
            Alternatively, if the Underlying Fund's futures positions have increased in value, this increase will be credited to the
            Underlying Fund's account.

         Special Risks of Commodity Futures Contracts.

o     Storage Costs.  As in the financial futures markets, there are hedgers and speculators in the commodity futures markets.  However, unlike financial instruments, there are costs of physical storage associated with purchasing the underlying commodity.  For
            instance, a large manufacturer of baked goods that wishes to hedge against a rise in the price of wheat has two choices: (i)
            it can purchase the wheat today in the cash market and store the commodity at a cost until it needs the wheat for its
            manufacturing process, or (ii) it can buy commodity futures contracts.  The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity.

            These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the "convenience yield").  To the extent that these storage costs change for an underlying commodity while the Underlying Fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.

o     Reinvestment Risk.  In the commodity futures markets, if producers of the underlying commodity wish to hedge the price risk of selling the commodity, they will sell futures contracts today to lock in the price of the commodity at delivery tomorrow.  In order to induce speculators to take the corresponding long side of the same futures contract, the commodity producer must be willing to sell the futures contract at a price that is below the expected future spot price.  Conversely, if the predominate hedgers in the futures market are the purchasers of the underlying commodity who purchase futures contracts to hedge against a rise in prices, then speculators will only take the short side of the futures contract if the futures price is greater than the expected future spot price of the commodity.

            The changing nature of the hedgers and speculators in the
            commodity markets will influence whether futures prices are above or below the expected future spot price.  This can have
            significant implications for the Underlying Fund when it is time to reinvest the proceeds from a maturing futures contract into a new futures contract.  If the nature of hedgers and speculators in futures markets has shifted such that commodity purchasers are the predominate hedgers in the market, the Underlying Fund might reinvest at higher futures prices or choose other related
            commodity investments

o     Additional Economic Factors.  The values of commodities which underlie commodity futures contracts are subject to additional variables which may be less significant to the values of traditional securities such as stocks and bonds.  Variables such as drought, floods, weather, livestock disease, embargoes and tariffs may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, hybrid instruments, commodity options and commodity swaps, than on traditional securities.  These additional variables may create additional investment risks which subject the Underlying Fund's investments to greater volatility than investments in traditional securities.

      |X|   Options. Some Underlying Funds can buy and sell certain kinds of put options ("puts") and call options ("calls"). The Underlying Funds can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options, and options on the other types of futures described in this Statement of
Additional Information.

         Writing (Selling) Covered Call Options. Some Underlying Funds can
         write (that is, sell) covered calls. If an Underlying Fund sells a call option, it must be covered. That means the Underlying Fund must own the security subject to the call while the call is outstanding, or, for calls on futures and indices, the call may be covered by identifying liquid assets to enable the Underlying Fund to satisfy its obligations if the call is exercised. For specific limitations on the Underlying Funds' investments in covered calls, refer to the
         Statement of Additional Information for each Underlying Fund.

         When an Underlying Fund writes a call on a security, it receives cash (a premium). The Underlying Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Underlying
         Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Underlying Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the
         Underlying Fund would keep the cash premium and the investment.

         When the Underlying Fund writes a call on an index, it receives cash
         (a premium). If the buyer of the call exercises it, the Underlying
         Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Underlying Fund would keep the cash premium.

         The Underlying Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the Underlying Fund's escrow agent, through the facilities of the Options Clearing
         Corporation ("OCC"), as to the investments on which the Underlying
         Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Underlying Fund enters into a closing transaction.

         When the Underlying Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the
         Underlying Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When the
         Underlying Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

         To terminate its obligation on a call it has written, the Underlying
         Fund may purchase a corresponding call in a "closing purchase transaction." The Underlying Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the
         Underlying Fund wrote is more or less than the price of the call the
         Underlying Fund purchases to close out the transaction. The
         Underlying Fund may realize a profit if the call expires
         unexercised, because the Underlying Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes. When distributed by the Underlying Fund they are taxable as ordinary income. If the Underlying Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

         The Underlying Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the
         Underlying Fund must cover the call by identifying on it books an equivalent dollar amount of liquid assets. The Underlying Fund will identify additional liquid assets on its books to cover the call if the value of the identified assets drops below 100% of the current value of the future. Because of this asset coverage requirement, in no circumstances would the Underlying Fund's receipt of an exercise notice as to that future require the Underlying Fund to deliver a futures contract. It would simply put the Underlying Fund in a short futures position, which is permitted by the Underlying Fund's hedging policies.

         Writing Uncovered Call Options on Futures Contracts.  Some of the
         Underlying Funds may write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Underlying
         Fund must cover the call by segregating an equivalent dollar amount of liquid assets.  The Underlying Fund will segregate additional liquid assets if the value of the segregated assets drops below 100%
         of the current value of the future.  Because of this segregation requirement, in no circumstances would the Underlying Fund receipt of an exercise notice as to that future require the Underlying Fund to deliver a futures contract. It would simply put the Underlying
         Fund in a short futures position, which may be permitted by the
         Underlying Fund's hedging policies.

         Writing Put Options.  Some Underlying Funds can sell put options on securities, broadly-based securities indices, foreign currencies and futures. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. For specific limitations on the Underlying Funds' investments in put options, refer to the Statement of Additional Information for each
         Underlying Fund.

         If an Underlying Fund writes a put, the put must be covered by liquid assets identified on the Underlying Fund's books. The premium the Underlying Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Underlying Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.

         If a put an Underlying Fund has written expires unexercised, the
         Underlying Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the
         Underlying Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Underlying Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the
         Underlying Fund incurred.

         When writing a put option on a security, to secure its obligation to pay for the underlying security the Underlying Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Underlying Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

         As long as the Underlying Fund's obligation as the put writer continues, it may be assigned an exercise notice by the
         broker-dealer through which the put was sold. That notice will require the Underlying Fund to take delivery of the underlying security and pay the exercise price. The Underlying Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put.
         That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Underlying
         Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Underlying Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

         An Underlying Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put.
         Effecting a closing purchase transaction will also permit the
         Underlying Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The Underlying Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by the Underlying Fund, are taxable as ordinary income.

         Purchasing Puts and Calls.  Some Underlying Funds can buy puts on securities, broadly-based securities indices, foreign currencies and futures, whether or not they own the underlying investment.
         Convertible securities funds may buy only those puts that relate to stocks including stocks underlying the convertible securities that the Underlying Fund owns. When an Underlying Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.

         Buying a put on securities or futures an Underlying Fund owns enables the Underlying Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put.
         If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Underlying Fund will have paid the premium but lost the right to sell the underlying investment. However, the Underlying
         Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

         Buying a put on an investment the Underlying Fund does not own (such as an index or future) permits the Underlying Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

         Some of the Underlying Fund can purchase calls on securities, broadly-based securities indices, foreign currencies and futures.
         They may do so to protect against the possibility that an Underlying
         Fund's portfolio will not participate in an anticipated rise in the securities market. When an Underlying Fund buys a call (other than in a closing purchase transaction), it pays a premium. The
         Underlying Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. For specific limitations on the Underlying Fund's investments in calls and puts, refer to the
         Statement of Additional Information for each Underlying Fund.

         An Underlying Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Underlying Fund exercises the call. If the Underlying Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Underlying Fund will have paid the premium but lost the right to purchase the underlying investment.

         When an Underlying Fund purchases a put or call on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Underlying Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

         Buying and Selling Options on Foreign Currencies.  Some of the
         Underlying Funds can buy and sell calls and puts on foreign currencies. They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options. An Underlying
         Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Underlying Fund wants to acquire.

         If their manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If their manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the
         Underlying Fund's position. The Underlying Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

         A call an Underlying Fund writes on a foreign currency is "covered"
         if the Underlying Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration identified on its books) upon conversion or exchange of other foreign currency held in its portfolio.

         The Underlying Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Underlying Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. This is known as a "cross-hedging" strategy.
         In those circumstances, the Underlying Fund covers the option by maintaining and identifying cash, U.S. government securities or other liquid, high grade debt securities in an amount equal to the exercise price of the option.

         Options on Swaps.  Some of the Underlying Funds may trade options on swap contracts or "swap options." Swap call options provide the holder of the option with the right to enter a swap contract having a specified (strike) swap formula, while swap put options provide the holder with the right to sell or terminate a swap contract.
         Swap options are not exchange-traded and the Underlying Fund will bear the credit risk of the option seller.  Additionally, if the
         Underlying Fund exercises a swap call option with the option seller, the credit risk of the counterparty is extended to include the term of the swap agreement.

      |X|   Forward Contracts.  Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. An Underlying Fund or the Active Allocation Fund may use them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that an Underlying Fund or the Active Allocation Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. An Underlying Fund or the Active Allocation Fund may also use "cross-hedging" where an
Underlying Fund or the Active Allocation Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

      Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

      An Underlying Fund or the Active Allocation Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities an Underlying Fund or the Active Allocation Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

      When an Underlying Fund or the Active Allocation Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Underlying Fund or the Active Allocation Fund might desire to
"lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Underlying Fund or the Active
Allocation Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge may protect the
Underlying Fund or the Active Allocation Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

      An Underlying Fund or the Active Allocation Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When an Underlying Fund or the Active Allocation
Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of an
Underlying Fund's or Active Allocation Fund's portfolio securities denominated in that foreign currency. When an Underlying Fund or the Active
Allocation Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the
Underlying Fund or the Active Allocation Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Underlying Fund or the Active Allocation Fund believes that the U.S.
dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Underlying Fund or the
Active Allocation Fund are denominated. That is referred to as a "cross hedge."

      An Underlying Fund or the Active Allocation Fund will cover its short positions in these cases by identifying on its books assets having a value equal to the aggregate amount of its commitment under forward contracts. An
Underlying Fund or the Active Allocation Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Underlying Fund or the Active Allocation
Fund to deliver an amount of foreign currency in excess of the value of the portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

      However, to avoid excess transactions and transaction costs, an
Underlying Fund or the Active Allocation Fund may maintain a net exposure to forward contracts in excess of the value of the Underlying Fund's or the
Active Allocation Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, an Underlying Fund or the
Active Allocation Fund may purchase a call option permitting the Underlying
Fund or the Active Allocation Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, an Underlying Fund or the Active
Allocation Fund may purchase a put option permitting the Underlying Fund or the Active Allocation Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

      The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency an Underlying Fund or the Active Allocation Fund is obligated to deliver, the Underlying Fund or the Active Allocation Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency an Underlying Fund or the Active Allocation Fund is obligated to deliver to settle the trade, the
Underlying Fund or the Active Allocation Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security.
There will be additional transaction costs on the spot market in those cases.

      The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Underlying
Fund or the Active Allocation Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce performance if there are unanticipated changes in currency prices to a greater degree than if the Underlying Fund or the Active
Allocation Fund had not entered into such contracts.

      At or before the maturity of a forward contract requiring an Underlying
Fund or the Active Allocation Fund to sell a currency, the Underlying Fund or the Active Allocation Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Underlying
Fund or the Active Allocation Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Underlying Fund or the Active Allocation
Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Underlying Fund or the Active
Allocation Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Underlying Fund or the Active Allocation Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The costs to the Underlying Fund or the Active Allocation Fund of
engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Underlying Fund or the Active Allocation
Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

      Although the Underlying Funds and the Active Allocation Fund value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The
Underlying Funds and the Active Allocation Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the
Underlying Funds or the Active Allocation Fund at one rate, while offering a lesser rate of exchange if the Underlying Funds or the Active Allocation Fund
desire to resell that currency to the dealer.

      |X|   Interest Rate Swap Transactions.  The Active Allocation Fund and
some of the Underlying Funds can enter into interest rate swap agreements. In an interest rate swap, the Active Allocation Fund or Underlying Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. Such fundscan enter into swaps only on securities that they own, and will identify on their books liquid assets (such as cash or U.S. government securities) to cover any amounts they could owe under swaps that exceed the amounts they are entitled to receive, and they will adjust that amount daily, as needed. With respect to the Underlying Funds' investments in interest rate swap transactions and specific limitations that may apply to them, refer to the Statement of
Additional Information for each Underlying Fund.

      Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Active Allocation Fund or an Underlying Fund under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Active Allocation Fund's loss or Underlying Fund's loss will consist of the net amount of contractual interest payments that had not yet been received. The Active Allocation Fund's manager and/or Underlying
Funds' manager will monitor the creditworthiness of counterparties to the interest rate swap transactions on an ongoing basis.

      Some Underlying Funds or Active Allocation Fundmay enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

      |X|   Swaps. A swap contract is essentially like a portfolio of forward contracts, under which one party agrees to exchange an asset (for example, bushels of wheat) for another asset (cash) at specified dates in the future.
A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date.  Some of the Underlying Funds and the Active
Allocation Fund may engage in swap transactions that have more than one period and therefore more than one exchange of assets.

o     Lack of Liquidity.  Although the swap market is well-developed for primary participants, there is only a limited secondary market.
         Swaps are not traded or listed on an exchange and over-the-counter trading of existing swap contracts is limited.  Therefore, if the
         Underlying Fund or Active Allocation Fund wishes to sell its swap contract to a third party, it may not be able to do so at a favorable price.

o     Regulatory Risk.  Qualifying swap transactions are excluded from regulation under the Act and the regulations adopted thereunder. See
         Appendix D to this SAI. Additionally, swap contracts have not been determined to be securities under the rules promulgated by the SEC.
         Consequently, swap contracts are not regulated by either the CFTC or the SEC, and swap participants may not be afforded the protections of the Commodity Exchange Act or the federal securities laws.

         To reduce this risk, an Underlying Fund and the Active Allocation
         Fund will only enter into swap agreements with counterparties who use standard International Swap and Dealers Association, Inc.
         ("ISDA") contract documentation.  ISDA establishes industry standards for the documentation of swap agreements. Virtually all principal swap participants use ISDA documentation because it has an established set of definitions, contract terms, and counterparty obligations.

         ISDA documentation also includes a "master netting agreement" which provides that all swaps transacted between the parties under the master agreement shall be regarded as parts of an integral agreement.  If, on any date, amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid.  In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the remaining swaps with that party.  Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap).  The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination.  The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

      |X|   Total Return Swap Transactions.  Some of the Underlying Funds and
the Active Allocation Fund may enter into total return swaps. With respect to the Underlying Funds' investments in total return swaps and specific limitations that may apply to them, refer to the Statement of Additional
Information for each Underlying Fund. A swap contract is essentially like a portfolio of forward contracts, under which one party agrees to exchange an asset (for example, bushels of wheat) for another asset (cash) at specified dates in the future. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. The Underlying Funds and the
Active Allocation Fund may engage in swap transactions that have more than one period and therefore more than one exchange of assets.

      The Underlying Funds and the Active Allocation Fund may invest in total return swaps to gain exposure to the overall commodity markets. In a total return commodity swap the Underlying Funds and the Active Allocation Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Underlying Funds and the Active
Allocation Fund will pay a fixed fee, established at the outset of the swap.
However, if the term of the commodity swap is more than one period, with interim swap payments, the Underlying Funds and the Active Allocation Fund
will pay an adjustable or floating fee. With a "floating" rate, the fee is pegged to a base rate such as the LIBOR, and is adjusted each period.
Therefore, if interest rates increase over the term of the swap contract, the
Underlying Funds and the Active Allocation Fund may be required to pay a higher fee at each swap reset date.

         Price Risk.  Total return commodity swaps expose the Underlying
         Funds and the Active Allocation Fund to the price risk of the underlying commodity, index, futures contract or economic variable.
         If the price of the underlying commodity or index increases in value during the term of the swap, the Underlying Fund and the Active
         Allocation Fund will receive the price appreciation.  However, if the price of the commodity or index declines in value during the term of the swap, the Underlying Fund and the Active Allocation Fund will be required to pay to its counterparty the amount of the price depreciation. The amount of the price depreciation paid by the
         Underlying Fund and the Active Allocation Fund to its counterparty would be in addition to the financing fee paid by the Underlying
         Fund or the Active Allocation Fund to the same counterparty.

      |X|   Swaption Transactions.  Some of the Underlying Funds may enter into a swaption transaction, which is a contract that grants the holder, in return for payment of the purchase price (the "premium") of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Underlying Funds' statement of financial condition.

|X|      Inverse Floaters. Some of the Underlying Funds invest in "inverse floaters" which are derivative instruments that pay interest at rates that move in the opposite direction of yields on short-term securities. As short-term interest rates rise, the interest rate on inverse floaters falls and they produce less current income. As short-term interest rates fall, the interest rates on the inverse floaters increase and they pay more current income. Their market value can be more volatile than that of a conventional fixed-rate security having similar credit quality, redemption provisions and maturity.

An inverse floater is typically created by a trust that divides a fixed-rate municipal security into two securities: a short-term tax-exempt floating rate security (sometimes referred to as a "tender option bond") and a long-term tax-exempt floating rate security (referred to as a "residual certificate" or
"inverse floater") that pays interest at rates that move in the opposite direction of the yield on the short-term floating rate security. The purchaser of a "tender option bond" has the right to tender the security periodically for repayment of the principal value. As short-term interest rates rise, inverse floaters produce less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, inverse floaters produce more current income.

      To facilitate the creation of inverse floaters, a Fund may purchase a fixed-rate municipal security and subsequently transfer it to a broker-dealer
(the sponsor), which deposits the municipal security in a trust. The trust issues the residual certificates and short-term floating rate securities. The trust documents enable a Fund to withdraw the underlying bond to unwind or
"collapse" the trust (upon tendering the residual certificate and paying the value of the short-term bonds and certain other costs). A Fund may also purchase inverse floaters created by municipal issuers directly or by other parties that have deposited municipal bonds into a sponsored trust.

     A Fund may also purchase inverse floaters created when another party transfers a fixed-rate municipal security to a trust. The trust then issues short-term floating rate notes to third parties and sells the inverse floater to a Fund. Under some circumstances, the Manager might acquire both portions of that type of offering, to reduce the effect of the volatility of the individual securities. This provides the Manager with a flexible portfolio management tool to vary the degree of investment leverage efficiently under different market conditions.

     Additionally, a Fund may be able to purchase inverse floaters created by municipal issuers directly. To provide investment leverage, a municipal issuer might issue two variable rate obligations instead of a single long-term, fixed-rate security. For example, the interest rate on one obligation reflecting short-term interest rates and the interest rate on the other instrument, the inverse floater, reflecting the approximate rate the issuer would have paid on a fixed-rate security, multiplied by a factor of two, minus the rate paid on the short-term instrument.

      Inverse floaters may offer relatively high current income, reflecting the spread between long-term and short-term tax-exempt interest rates. As long as the municipal yield curve remains positively sloped, and short-term rates remain low relative to long-term rates, owners of inverse floaters will have the opportunity to earn interest at above-market rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term security having similar credit quality, redemption provisions and maturity.

      Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for a Fund when a Fund has invested in inverse floaters that expose a Fund to the risk of short-term interest rate fluctuations.
"Embedded" caps can be used to hedge a portion of a Fund's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater. However, a Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

      A Fund may enter into a "shortfall and forbearance" agreement with the sponsor of an inverse floater held by the Fund. Under such an agreement, on liquidation of the trust, the Fund would be committed to pay the trust the difference between the liquidation value of the underlying security on which the inverse floater is based and the principal amount payable to the holders of the short-term floating rate security that is based on the same underlying security. A Fund would not be required to make such a payment under the standard terms of a more typical inverse floater. Although entering into a
"shortfall and forbearance" agreement would expose a Fund to the risk that it may be required to make the payment described above, a Fund may receive higher interest payments than under a typical inverse floater.

      An investment in inverse floaters may involve greater risk than an investment in a fixed-rate municipal security. All inverse floaters entail some degree of leverage. The interest rate on inverse floaters varies inversely at a pre-set multiple of the change in short-term rates. An inverse floater that has a higher multiple, and therefore more leverage, will be more volatile with respect to both price and income than an inverse floater with a lower degree of leverage or than the underlying security.

      Because of the accounting treatment for inverse floaters created by the
Fund's transfer of a municipal bond to a trust, a Fund's financial statements will reflect these transactions as "secured borrowings," which affects the
Fund's expense ratios, statements of income and assets and liabilities and causes the Fund's Statement of Investments to include the underlying municipal bond.

      |X|   Investing in Special Situations.  Periodically, some of the
Underlying Funds might use aggressive investment techniques. These might include seeking to benefit from what the portfolio manager perceives to be
"special situations," such as mergers, reorganizations, restructurings or other unusual events expected to affect a particular issuer. However, there is a risk in investing in special situations that the change or event might not occur, which could have a negative impact on the price of the issuer's securities.  The Underlying Funds' investment technique might not produce the expected gains or could incur a loss for the portfolio.

      |X|   Credit Derivatives.  Some of the Underlying Funds and the
tactical allocation component of the Active Allocation Fund may enter into credit default swaps, both directly ("unfunded swaps") and indirectly in the form of a swap embedded within a structured note ("funded swaps"), to protect against the risk that a security will default. Unfunded and funded credit default swaps may be on a single security, or on a basket of securities. An
Underlying Fund pays a fee to enter into the swap and receives a fixed payment during the life of the swap. An Underlying Fund and the tactical allocation component of the Active Allocation Fund may take a short position in the credit default swap (also known as "buying credit protection"), or may take a long position in the credit default swap note (also known as "selling credit protection").

      An Underlying Fund or the tactical allocation component of the Active
Allocation Fund would take a short position in a credit default swap (the
"unfunded swap") against a long portfolio position to decrease exposure to specific high yield issuers. If the short credit default swap is against a corporate issue, the Underlying Fund or the tactical allocation component of the Active Allocation Fund must own that corporate issue. However, if the short credit default swap is against sovereign debt, the Underlying Fund may own either: (i) the reference obligation, (ii) any sovereign debt of that foreign country, or (iii) sovereign debt of any country that its manager determines is closely correlated as an inexact bona fide hedge.

      If an Underlying Fund or the tactical allocation component of the
Active Allocation Fund takes a short position in the credit default swap, if there is a credit event (including bankruptcy, failure to timely pay interest or principal, or a restructuring), the Underlying Fund or the tactical allocation component of the Active Allocation Fund will deliver the defaulted bonds and the swap counterparty will pay the par amount of the bonds. An associated risk is adverse pricing when purchasing bonds to satisfy the delivery obligation. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

      Taking a long position in the credit default swap note (i.e., purchasing the "funded swap") would increase the Underlying Fund's or the tactical allocation component of the Active Allocation Fund's exposure to specific high yield corporate issuers. The goal would be to increase liquidity in that market sector via the swap note and its associated increase in the number of trading instruments, the number and type of market participants, and market capitalization.

      If an Underlying Fund or the tactical allocation component of the
Active Allocation Fund takes a long position in the credit default swap note, if there is a credit event the Underlying Fund or the tactical allocation component of the Active Allocation Fund will pay the par amount of the bonds and the swap counterparty will deliver the bonds. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

      Other risks of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund the delivery obligation (either cash or the defaulted bonds, depending on whether the Underlying Fund or the tactical allocation component of the Active Allocation Fund is long or short the swap, respectively). For specific limitations on the Underlying Funds' investments in credit derivatives, refer to the Statement of Additional Information for each
Underlying Fund.

      |X|   Investments in Hybrid Instruments.  A primary vehicle for gaining exposure to the commodities markets is through hybrid instruments.  These are either equity or debt derivative securities with one or more commodity-dependent components that have payment features similar to a commodity futures contract, a commodity option contract, or a combination of both.  Therefore, these instruments are "commodity-linked." They are considered "hybrid" instruments because they have both commodity-like and security-like characteristics.  Hybrid instruments are derivative instruments because at least part of their value is derived from the value of an underlying commodity, futures contract, index or other readily measurable economic variable.

o     Qualifying Hybrid  Instruments.  Some of the Underlying Funds may invest in hybrid  instruments  that qualify for exclusion from  regulation under the  Commodity  Exchange Act (the "Act") and the  regulations adopted thereunder. See Appendix C to this SAI.

o     Principal Protection.  Hybrid instruments may be principal protected, partially protected, or offer no principal protection.  A
           principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity.
           Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, the Underlying Fund will receive at maturity the face or stated value of the note.

           With a principal protected hybrid instrument, the Underlying Fund will receive at maturity the greater of the par value of the note or the increase in value of the underlying commodity or index.
           This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity.  This optionality can be added to a hybrid structure, but only for a cost higher than that of a partially protected (or no protection)
           hybrid instrument.  The Manager's decision on whether to use principal protection depends in part on the cost of the
           protection. In addition, the protection feature depends upon the ability of the issue to meet its obligation to buy back the security, and therefore depends on the creditworthiness of the issuer.

           With full principal protection, the Underlying Fund will receive at maturity of the hybrid instrument either the stated par value of the hybrid instrument, or potentially, an amount greater than the stated par value if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked has increased in value.  Partially protected hybrid instruments may suffer some loss of principal if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked declines in value during the term of the hybrid instrument. However, partially protected hybrid instruments have a specified limit as to the amount of principal that they may lose.

o     Hybrid Instruments Without Principal Protection.  Some of the
           Underlying Funds may also invest in hybrid instruments that offer no principal protection.  At maturity, there is a risk that the underlying commodity price, futures contract, index or other economic variable may have declined sufficiently in value such that some or all of the face value of the hybrid instrument might not be returned.  Some of the hybrid instruments that the
           Underlying Fund may invest in may have no principal protection and the hybrid instrument could lose all of its value.

           With a partially-protected or no-principal-protection hybrid instrument, the Underlying Fund may receive at maturity an amount less than the note's par value if the commodity, index or other economic variable value to which the note is linked declines over the term of the note. The Manager, at its discretion, may invest in a partially protected principal structured note or a note without principal protection.  In deciding to purchase a note without principal protection, the Manager may consider, among other things, the expected performance of the underlying commodity futures contract, index or other economic variable over the term of the note, the cost of the note, and any other economic factors which the Manager believes are relevant.

o     Limitations  on  Leverage.  Some of the hybrid  instruments  in which an
           Underlying  Fund  invests  may  involve  leverage.  To avoid  being subject to undue  leverage  risk,  an  Underlying  Fund may seek to limit  the  amount of  economic  leverage  it has under one  hybrid instrument  in which it invests and the leverage of the  Underlying
           Fund's overall portfolio.  For example,  an Underlying Fund may not invest in a hybrid instrument if, at the time of purchase:
o     That  instrument's  "leverage  ratio" exceeds 300% of the price increase in  the  underlying  commodity,  futures  contract,  index  or other economic variable; or
o     The Underlying Fund's "portfolio  leverage ratio" exceeds 150%, measured at the time of purchase.

           "Leverage ratio" is the expected  increase in the value of a hybrid
           instrument,   assuming  a  one  percent   price   increase  in  the
           underlying  commodity,  futures  contract,  index or other economic factor.  In other words,  for a hybrid  instrument  with a leverage factor  of  150%,  a 1% gain in the  underlying  economic  variable would be  expected to result in a 1.5% gain in value for the hybrid instrument.  "Portfolio  leverage  ratio" is defined as the average
           (mean) leverage ratio of all  instruments in the Underlying  Fund's portfolio,  weighted by the market values of such  instruments  or, in the case of futures contracts, their notional values.

      |X|   Counterparty Risk.  A significant risk of Hybrid Instruments is counterparty risk.  Unlike exchange-traded futures and options, which are standard contracts, hybrid instruments are customized securities, tailor-made by a specific issuer.  With a listed futures or options contract, an investor's counterparty is the exchange clearinghouse.  Exchange clearinghouses are capitalized by the exchange members and typically have high investment-grade ratings (ratings of AAA or AA by S&P).  Therefore, the risk is small that an exchange clearinghouse might be unable to meet its obligations at maturity.

      However, with a hybrid instrument, the Underlying Fund will take on the counterparty credit risk of the issuer.  That is, at maturity of the hybrid instrument, there is a risk that the issuer may be unable to perform its obligations under the structured note.  Issuers of hybrid instruments are typically large money center banks, broker-dealers, other financial institutions and large corporations.  To minimize this risk the Underlying
Fund will transact, to the extent possible, with issuers who have an investment-grade credit rating from a NRSRO.

      |X|   "Structured" Notes.  Some of the Underlying Funds can buy
"structured" notes, which are specially-designed derivative debt investments with principal payments or interest payments that are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be "structured" by the purchaser (the Underlying Fund) and the borrower issuing the note.

      The principal and/or interest payments depend on the performance of one or more other securities or indices, and the values of these notes will therefore fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks and therefore the Underlying Fund could receive more or less than it originally invested when the notes mature, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. Their values may be very volatile and they may have a limited trading market, making it difficult for the Underlying
Fund to sell its investment at an acceptable price.

      |X|   Regulatory Aspects of Certain Derivative Instruments.  The CFTC
has eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Underlying Fund claims an exclusion from regulation as a commodity pool operator. The Underlying Funds have claimed such an exclusion from registration as a commodity pool operator under the Commodity
Exchange Act ("CEA"). The Underlying Funds may use futures and options for hedging and non-hedging purposes to the extent consistent with their investment objective, internal risk management guidelines adopted by the
Underlying Funds' investment advisor (as they may be amended from time to time), and as otherwise set forth in the Underlying Fund's prospectus or this
SAI.

      Transactions in options by the Underlying Funds are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Underlying Funds may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the Underlying Funds (or an advisor that is an affiliate of the Underlying Funds' advisor). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under SEC staff interpretations regarding applicable provisions of the
Investment Company Act, when an Underlying Fund purchases a future, it must segregate cash or readily marketable short-term debt instruments in an amount equal to the purchase price of the future, less the margin deposit applicable to it. The account must be a segregated account or accounts held by the
Underlying Fund.

      |X|   Tax Aspects of Certain Derivative Instruments.  Certain foreign currency exchange contracts in which the Underlying Funds may invest are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code.
However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss.
In addition, Section 1256 contracts held by the Underlying Funds at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Underlying Funds to exempt those transactions from this marked-to-market treatment.

      Certain forward contracts the Underlying Funds enter into may result in
"straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Underlying
Funds on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:

      (1)   gains or losses attributable to fluctuations in exchange rates that occur between the time the Underlying Funds accrue interest or other receivables or accrue expenses or other liabilities denominated in a foreign currency and the time the Underlying
            Funds actually collect such receivables or pay such liabilities,
            and
      (2)   gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

      Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the
Internal Revenue Code for that trade, which may increase or decrease the amount of the Underlying Funds' investment income available for distribution to its shareholders.

      |X|   Repurchase Agreements.  Some of the Underlying Funds can acquire securities subject to repurchase agreements. An Underlying Fund might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions, or for temporary defensive purposes.

      In a repurchase transaction, an Underlying Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include
U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Underlying Fund's Manager from time to time.

      The majority of these transactions run from day-to-day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to an Underlying Fund's limits on holding illiquid investments. There is generally no limit on the amount of the Underlying Funds' net assets that may be subject to repurchase agreements having maturities of seven days or less for defensive purposes. For specific limitations on the Underlying
Funds' investments in securities subject to repurchase agreements, refer to the Statement of Additional Information for each Underlying Fund.

      Repurchase agreements, considered "loans" under the Investment Company
Act are collateralized by the underlying security. The Underlying Funds'
repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Underlying
Funds may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Underlying Funds'
manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      Pursuant to an Exemptive Order issued by the Securities and Exchange
Commission ("SEC"), the Underlying Funds, along with other affiliated entities managed by their manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

      |X|   Reverse Repurchase Agreements.  Some of the Underlying Funds can
use reverse repurchase agreements on debt obligations they own. Under a reverse repurchase agreement, an Underlying Fund sells an underlying debt obligation and simultaneously agrees to repurchase the same security at an agreed-upon price on an agreed-upon date. The Underlying Fund will identify on its books liquid assets in an amount sufficient to cover its obligations under reverse repurchase agreements, including interest, until payment is made to the seller.

      These transactions involve the risk that the market value of the securities sold by the Underlying Fund under a reverse repurchase agreement could decline below the price at which the Underlying Fund is obligated to repurchase them. These agreements are considered borrowings by the Underlying
Fund and will be subject to the asset coverage requirement under the
Underlying Fund's policy on borrowing.

      |X|   "When-Issued" and "Delayed-Delivery" Transactions.  Some of the
Underlying Funds may invest in securities on a "when-issued" basis and may purchase or sell securities on a "delayed-delivery" basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. For specific limitations on the Underlying Fund's investments in "when-issued" and "delayed-delivery" transactions, refer to the Statement of Additional Information for each Underlying Fund.

      When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made.
Delivery and payment for the securities take place at a later date. The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause a loss to an Underlying Fund. During the period between purchase and settlement, no payment is made by an Underlying Fund to the issuer and no interest accrues to the Underlying Fund from the investment until it receives the security at settlement. There is a risk of loss to the
Underlying Fund if the value of the security changes prior to the settlement date, and there is the risk that the other party may not perform.

      Some of the Underlying Funds may engage in when-issued transactions to secure what the Manager considers to be an advantageous price and yield at the time the obligation is entered into. When an Underlying Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause an Underlying
Fund to lose the opportunity to obtain the security at a price and yield its manager considers to be advantageous.

      When an Underlying Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although an Underlying Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it may dispose of a commitment prior to settlement. If an Underlying Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

      At the time an Underlying Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining its net asset value. In a sale transaction, it records the proceeds to be received. An Underlying Fund will identify on its books liquid assets at least equal in value to the value of its purchase commitments until it pays for the investment.

      When-issued and delayed-delivery transactions can be used by an
Underlying Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, an Underlying Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, an Underlying Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

      |X|   Loans of Portfolio Securities. The Fund may lend its portfolio securities pursuant to a Securities Lending Agency Agreement (the "Securities
Lending Agreement") with Goldman Sachs Bank USA, doing business as Goldman
Sachs Agency Lending ("Goldman Sachs"), subject to the restrictions stated in the Prospectus. The Fund will lend portfolio securities to attempt to increase its income. Goldman Sachs has agreed, in general, to guarantee the obligations of borrowers to return loaned securities and to be responsible for certain expenses relating to securities lending. Under the Securities
Lending Agreement, the Fund's securities lending procedures and applicable regulatory requirements (which are subject to change), the Fund must receive collateral from the borrower consisting of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). On each business day, the amount of collateral that the Fund has received must at least equal the value of the loaned securities. If the Fund receives cash collateral from the borrower, the Fund may invest that cash in certain high quality, short-term investments, including money market funds advised by the
Manager, specified in its securities lending procedures. The Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower.

      The terms of the Fund's portfolio loans must comply with all applicable regulations and with the Fund's Securities Lending Procedures adopted by the
Board. The terms of the loans must permit the Fund to recall loaned securities on five business days' notice and the Fund will seek to recall loaned securities in time to vote on any matters that the Manager determines would have a material effect on the Fund's investment. The Securities Lending
Agreement may be terminated by either Goldman Sachs or the Fund on 30 days'
written notice.

      To raise cash for income or liquidity purposes, the Underlying Funds may also lend their portfolio securities to brokers, dealers and other types of financial institutions approved by each Underlying Fund's Board of
Trustees or Directors. For specific limitations on the Underlying Fund's loans of portfolio securities, refer to the Statement of Additional
Information for each Underlying Fund.

      |X|   Borrowing for Leverage.  The Funds and many of the Underlying
Funds have the ability to borrow from banks, to invest the borrowed funds in portfolio securities. This speculative technique is known as "leverage."
Currently, under the Investment Company Act, absent exemptive relief, a mutual fund may borrow only from banks and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowing, except that a fund may borrow up to 5% of its total assets for temporary purposes from any person.
Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.
If the value of the Funds' or the Underlying Funds' assets fail to meet the
300% asset coverage requirement, the Funds or the Underlying Funds will reduce their bank debt within three days to meet the requirement. To do so, the Funds or the Underlying Funds might have to sell a portion of their investments at a disadvantageous time.

      The Funds or the Underlying Funds will pay interest on their borrowings, and that interest expense will raise the overall expenses of the
Funds or the Underlying Funds and reduce their returns. If they do borrow, their expenses will be greater than comparable funds that do not borrow for leverage. Additionally, the Funds or the Underlying Funds' net asset values per share might fluctuate more than that of funds that do not borrow.

      |X|   Illiquid and Restricted Securities.  Under the policies and procedures established by an Underlying Fund's Boards of Trustees/Directors,
the Manager determines the liquidity of certain of an Underlying Fund's investments. To enable an Underlying Fund to sell its holdings of a restricted security not registered under applicable securities laws, the
Underlying Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the
Underlying Fund with the issuer at the time the Underlying Fund buys the securities. When the Underlying Fund must arrange registration because the
Underlying Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Underlying Fund could sell it. The
Underlying Fund would bear the risks of any downward price fluctuation during that period.

      The Underlying Fund may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions may make it more difficult to value them, and might limit an Underlying Fund's ability to dispose of the securities and might lower the amount the Underlying Fund could realize upon the sale.

      The Underlying Funds have limitations that apply to purchases of restricted securities, as stated in their prospectuses. Those percentage restrictions generally do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, as amended (the "Securities Act"), if those securities have been determined to be liquid by the Manager under
Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, an Underlying Fund's holdings of that security may be considered to be illiquid.

      Illiquid securities generally include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

      |X|   Temporary Defensive and Interim Investments.  When market, economic or political conditions are unstable, or the Funds or the Underlying
Funds' Manager believes it is otherwise appropriate to reduce holdings in stocks, the Funds and the Underlying Funds can invest in a variety of debt securities for defensive purposes. The Funds and the Underlying Funds can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of a Fund or an Underlying Fund, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. For specific types of securities an Underlying Fund can buy when assuming a temporary defensive or interim investment position, refer to the Statement of
Additional Information for each Underlying Fund. Examples of temporary defensive and interim investments the Funds may use, and that some of the
Underlying Funds may use, include:

o     high-quality (rated in the top two rating categories of
         nationally-recognized rating organizations or deemed by the Manager to be of comparable quality), short-term money market instruments, including those issued by the U.S. Treasury or other government agencies,
o     commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies),
o     short-term debt obligations of corporate issuers,
o     certificates of deposit and bankers' acceptances of domestic and foreign banks and savings and loan associations, and
o     repurchase agreements.

      These short-term debt securities would be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

Portfolio Turnover
"Portfolio turnover" describes the rate at which the Funds and the Underlying
Funds trade their portfolio securities. For example, if the Funds or
Underlying Funds sold all of their securities during a one year period, their portfolio turnover rate would be 100%. The Funds' and Underlying Funds'
portfolio turnover rates will fluctuate from year to year. It is not anticipated that the Funds will have a high portfolio turnover rate, however, the Underlying Funds may have a portfolio turnover rate of more than 100%
annually.

      Increased portfolio turnover may result in higher brokerage and transaction costs for the Underlying Funds, which may reduce their overall performance. Most of the Funds' portfolio transactions, however, should involve trades in the Underlying Funds that do not entail brokerage commissions. The realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders. The Funds and the Underlying Funds will normally distribute all of the capital gains they realize each year to avoid excise taxes under the
Internal Revenue Code.

Investment Restrictions
The Funds and the Underlying Funds each have their own "fundamental" and
"non-fundamental" investment restrictions as described below. Certain of those restrictions apply only to the extent required by the Investment
Company Act, the rules or regulations thereunder or any exemption therefrom.
If the applicable provisions of the Investment Company Act, the rules or regulations or any exemption should change, those restrictions will automatically reflect the new requirements. Therefore the effect of those fundamental policies may change without notice and without a shareholder vote.

Unless the Prospectus or SAI states that a percentage restriction applies on an ongoing basis, it applies only at the time a Fund makes an investment
(except in the case of borrowing and investments in illiquid securities). In that case a Fund or Underlying Fund need not sell securities to meet the percentage limits, even if the value of that investment increases in proportion to the size of its assets.

      |X|   What Are "Fundamental Policies?" Fundamental policies are those policies of each Fund or Underlying Fund that can be changed only by the vote of a "majority" of such fund's outstanding voting securities. Under the
Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:

o     67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
o     more than 50% of the outstanding shares.

Each Fund's investment objective is not a fundamental policy. The investment objectives of the Underlying Funds may be fundamental or non-fundamental, according to the Prospectus and Statement of Additional Information of each
Underlying Fund. Other policies described in the Prospectus or this Statement of Additional Information, of the Funds and/or the Underlying Funds, are
"fundamental" only if they are identified as such. Each Fund's Board of
Directors/Trustees and each Underlying Fund's Board of Directors/Trustees can change non-fundamental policies without shareholder approval. However, significant changes to the Funds' investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional
Information, as appropriate. The Funds' principal investment policies are described in the Prospectus.

Do the Funds Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Funds:

o     A Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of each Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies. For purposes of this restriction, a Fund's investments will be considered be its pro rata portion of each Underlying Fund's portfolio securities.
o     A Fund cannot invest 25% or more of its total assets in any one industry or in a group of related industries. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or to securities issued by investment companies.
o     A Fund may not borrow money, except to the extent permitted under the
      Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Funds, as such statute, rules or regulations may be amended or interpreted from time to time.
o     A Fund cannot make loans, except to the extent permitted under the
      Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
o     A Fund cannot purchase real estate or commodities; however, a Fund may use commodity contracts approved by its Board.
o     A Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
o     A Fund may not underwrite securities issued by others, except to the extent that such Fund may be considered an underwriter within the meaning of the Securities Act, as amended, when reselling securities held in its own portfolio.

      Currently, under the Investment Company Act, and the Oppenheimer funds'
exemptive order, a Fund may borrow only from banks and/or affiliated investment companies in an amount up to one-third of its total assets
(including the amount borrowed less all liabilities and indebtedness other than borrowing), except that a Fund may borrow up to 5% of its total assets for temporary purposes from any person. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed. Also, presently under the
Investment Company Act, a Fund may lend its portfolio securities in an amount not to exceed 33 1/3 percent of the value of its total assets. The Investment
Company Act also requires each registered fund to adopt a fundamental policy regarding investments in real estate and/or commodities. To the extent that a
Fund or an Underlying Fund has restrictions on or not permitted to invest in real estate, real estate related securities and/or commodities, that information is set out in the investment restrictions in this section.
Presently, under the Investment Company Act a registered mutual fund cannot make any commitment as an underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than ten percent of the outstanding voting securities, exceeds twenty-five percent of the value of the fund's total assets, except to the extent that a fund may be considered an underwriter within the meaning of the Securities Act when reselling securities held in its own portfolio.

Do the Funds Have Any Restrictions That Are Not Fundamental? Each Fund has
investment restrictions that are not fundamental policies, which means that they can be changed by vote of a majority the Fund's Board of Trustees without shareholder approval. The following investment restriction is a non-fundamental policy of the Funds:

o     A Fund may not invest in illiquid securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Funds, as such statute, rules or regulations may be amended or interpreted from time to time. This restriction shall not apply to securities that mature within seven days or securities that the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law.

Currently, under the Investment Company Act, a mutual fund cannot invest in illiquid securities (i.e., securities that cannot be readily resold or that cannot otherwise be marketed, redeemed or put to the issuer or a third party), if at the time of acquisition more than 15% of its net assets would be invested in such securities. The shares of the Underlying Funds are not illiquid investments under the Funds' policies or the applicable Investment
Company Act rules and regulations.

Do the Underlying Funds Have Fundamental Policies? Each of the Underlying
Funds has its own fundamental policies. Those policies may differ from the fundamental policies of the Funds or the other Underlying Funds. The Funds and the Underlying Funds each apply their own policies with respect to their own portfolio investments. The following investment restrictions are fundamental policies of the Underlying Funds:

                          Capital Appreciation Fund

o     Capital Appreciation Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of Capital Appreciation Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S.
government or any of its agencies or instrumentalities or securities of other investment companies.

o     Capital Appreciation Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Capital
Appreciation Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

o     Capital Appreciation Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption there from that is applicable to Capital
Appreciation Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

o     Capital Appreciation Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies.

o     Capital Appreciation Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the
Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

o     Capital Appreciation Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act when reselling any securities held in its own portfolio.

o     Capital Appreciation Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

                             Champion Income Fund

o     Champion Income Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. That restriction applies to 75% of Champion
Income Fund's total assets. The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

o     Champion Income Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.
Under this policy, utilities are divided into "industries" according to the services they provide (for example, gas, gas transmission, electric and telephone utilities will be considered to be in separate industries).

o     Champion Income Fund cannot borrow money in excess of 33 ?% of the value of its total assets. Champion Income Fund may only borrow from banks and/or affiliated investment companies and only as a temporary measure for extraordinary or emergency purposes. Champion Income Fund cannot make any investment at a time during which its borrowings exceed 5% of the value of its total assets. With respect to this fundamental policy, Champion Income
Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.

o     Champion Income Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 ?% of the value of its total assets
(taken at market value at the time of such loans), and (d) through repurchase agreements.

o     Champion Income Fund cannot invest in real estate. However, Champion
Income Fund can purchase debt securities secured by real estate or interests in real estate, or issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate.

o     Champion Income Fund cannot invest in commodities or commodity contracts. However, Champion Income Fund may buy and sell any of the hedging instruments permitted by its other investment policies, whether or not the hedging instrument is considered a commodity or commodity contract, subject to the restrictions and limitations on such investments specified in Champion
Income Fund's Prospectus and Statement of Additional Information.

o     Champion Income Fund cannot underwrite securities of other issuers. A permitted exception is in case it is deemed to be an underwriter under the
Securities Act when reselling any securities held in its own portfolio.

o     Champion Income Fund cannot issue "senior securities", but this does not prohibit certain investment activities for which assets of Champion
Income Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

                     Commodity Strategy Total Return Fund

o     Commodity Strategy Total Return Fund will not purchase the securities, commodity-linked notes and other instruments of any issuer if, as a result,
25% or more of the Commodity Strategy Total Return Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry or group of industries. This restriction does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured by them.

o     Commodity Strategy Total Return Fund will invest 25% or more of its total assets in securities, commodity-linked notes and other instruments, including futures and forward contracts, related options and swaps, linked to one or more of the energy and natural resources, agriculture, livestock, industrial metals, and precious metals sectors. The individual components of an index will be considered as separate industries for this purpose.
Commodity Strategy Total Return Fund may also invest more than 25% in a group of industries.

o     Commodity Strategy Total Return Fund will not issue any senior security. However, Commodity Strategy Total Return Fund may enter into commitments to purchase securities in accordance with the Commodity Strategy
Total Return Fund's investment program, including reverse repurchase agreements, delayed-delivery and when-issued securities, which may be considered the issuance of senior securities. Additionally, Commodity
Strategy Total Return Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under the Investment
Company Act and applicable regulations, interpretations of the Investment
Company Act or an exemptive order. Commodity Strategy Total Return Fund may also engage in short sales of securities to the extent permitted in its investment program and other restrictions. The purchase or sale of commodity-linked notes, futures or swap contracts and related options shall not be considered to involve the issuance of senior securities. Moreover,
Commodity Strategy Total Return Fund may borrow money as authorized by the
Investment Company Act.

o     Commodity Strategy Total Return Fund will not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction shall not prevent Commodity Strategy Total
Return Fund from purchasing or selling commodity-linked notes, or options and futures contracts with respect to individual commodities or indices, or from investing in securities or other instruments backed by physical commodities or indices.

o     Commodity Strategy Total Return Fund will not purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent Commodity Strategy Total
Return Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude
Commodity Strategy Total Return Fund from buying securities backed by mortgages on real estate or securities of companies engaged in such activities. Commodity Strategy Total Return Fund can also invest in real estate operating companies and shares of companies engaged in other real estate related businesses.

o     Commodity Strategy Total Return Fund cannot underwrite securities issued by other persons. A permitted exception is in case it is deemed to be an underwriter under the Securities Act when reselling securities held in its own portfolio.

o     Commodity Strategy Total Return Fund cannot make loans except (a)
through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an interfund lending program with other affiliated funds, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements. Currently, the Investment Company Act permits (a) lending of securities, (b) purchasing debt securities or similar evidences of indebtedness, (c) repurchase agreements and (d) interfund lending consistent with Commodity Strategy Total Return Fund's exemptive order; or

o     Commodity Strategy Total Return Fund cannot borrow money in excess of
33 1/3% of the value of its total assets. Commodity Strategy Total Return
Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, Commodity Strategy Total Return Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act. Currently, the
Investment Company Act permits a mutual fund to borrow from banks and/or affiliated investment companies up to one-third of its total assets
(including the amount borrowed).  Commodity Strategy Total Return Fund may borrow up to 5% of its total assets for temporary purposes from any person.
Interfund borrowing must be consistent with the Commodity Strategy Total
Return Fund's exemptive order.

The percentage restrictions described above and in the Commodity Strategy
Total Return Fund's Prospectus (other than the percentage limitations that apply on an on-going basis and except in the case of borrowing and investments in illiquid securities) apply only at the time of investment and require no action by the Fund as a result of subsequent changes in relative values.

                                Core Bond Fund

o     Core Bond Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. This restriction applies to 75% of Core Bond Fund's total assets.
The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

o     Core Bond Fund cannot concentrate its investments (that means it cannot invest 25% or more of its total assets) in any one industry. Gas, water, electric and telephone utilities are considered to be separate industries for this purpose.

o     Core Bond Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, and (d) through repurchase agreements.

o     Core Bond Fund cannot invest in real estate or real estate mortgage loans. However, Core Bond can purchase and sell securities issued or secured by companies that invest in or deal in real estate or interests in real estate.

o     Core Bond Fund cannot underwrite securities. A permitted exception is in case it is deemed to be an underwriter under the Securities Act when reselling any securities held in its own portfolio.

o     Core Bond Fund cannot borrow money in excess of 33 ?% of the value of its total assets. Core Bond may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, Core Bond Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.

o     Core Bond Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of Core Bond Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

                           Developing Markets Fund

o     Developing Markets Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

o     Developing Markets Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies.

o     Developing Markets Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

o     Developing Markets Fund cannot invest in real estate, physical commodity contracts, except to the extent permitted under the Investment
Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

o     Developing Markets Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

o     Developing Markets Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act when reselling any securities held in its own portfolio.

o     Developing Markets Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

                                Discovery Fund

o     Discovery Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

o     Discovery Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

o     Discovery Fund cannot invest 25% or more of its total assets in companies in any one industry. That limit does not apply to securities issued by the U.S. government or its agencies and instrumentalities or securities issued by investment companies.

o     Discovery Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the
Securities Act when reselling any securities held in its own portfolio.

o     Discovery Fund cannot invest in real estate, physical commodity contracts, except to the extent permitted under the Investment Company
Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

o     Discovery Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

                                 Global Fund

o     Global Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom that is applicable to Global Fund, as such statute, rules and regulations may be amended from time to time.

o     Global Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. That limitation applies to 75% of Global Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

o     Global Fund cannot make loans, except to the extent permitted under the
Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Global Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

o     Global Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the
U.S. government or its agencies and instrumentalities or securities issued by investment companies.

o     Global Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment
Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

o     Global Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the
Securities Act when reselling any securities held in its own portfolio.

o     Global Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

                         Global Opportunities Fund

o     Global Opportunities Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

o     Global Opportunities Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Global
Opportunities Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

o     Global Opportunities Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies.

o     Global Opportunities Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exception there from, as such statute, rules or regulations may be amended or interpreted from time to time.

o     Global Opportunities Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act when reselling any securities held in its own portfolio.

o     Global Opportunities Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

                         Gold & Special Minerals Fund

o     Gold & Special Minerals Fund cannot invest in Metal Investments if, as a result, more than 10% of Gold & Special Minerals Fund's total assets would be invested in Metal Investments.

o     With the exception of its investments in Mining Securities and Metal
Investments, Gold & Special Minerals Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies.

o     Gold & Special Minerals Fund is "non-diversified" under the Investment
Company Act.

o     Gold & Special Minerals Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Gold & Special
Minerals Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

o     Gold & Special Minerals Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption thereform that is applicable to Gold & Special
Minerals Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

o     Gold & Special Minerals Fund cannot invest in real estate, physical commodities or commodity contracts (other than the hedging instruments or
Metal Investments permitted by any of its other investment policies)
except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. It does not matter whether the hedging instrument or Metal Investment is considered to be a commodity or commodity contract.

o     Gold & Special Minerals Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

o     Gold & Special Minerals Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act when reselling any securities held in its own portfolio.

o     As a non-fundamental investment policy, Gold & Special Minerals Fund cannot invest in the securities of other investment companies or registered unit investment trusts in reliance on sub-paragraph (F) or (G)
of section 12(d)(1) of the Investment Company Act.

Non-Diversification of Gold & Special Minerals Fund's Investments. Gold &
Special Minerals Fund is "non-diversified," as defined in the Investment
Company Act. Funds that are diversified have restrictions against investing too much of their assets in the securities of any one "issuer." That means that Gold & Special Minerals Fund can invest more of its assets in the securities of a single issuer than a fund that is diversified.

Being non-diversified poses additional investment risks, because if Gold &
Special Minerals Fund invests more of its assets in fewer issuers, the value of its shares is subject to greater fluctuations from adverse conditions affecting any one of those issuers. However, Gold & Special Minerals Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company" under the Internal Revenue
Code. By qualifying, it does not have to pay federal income taxes on amounts distributed if more than 90% of its earnings are distributed to shareholders.
To qualify, Gold & Special Minerals Fund must meet a number of conditions.
First, not more than 25% of the market value of Gold & Special Minerals
Fund's total assets may be invested in the securities of a single issuer.
Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and (2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

                           International Bond Fund

o     International Bond Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, and (d) through repurchase agreements.

o     International Bond Fund cannot buy or sell real estate. However,
International Bond Fund can purchase debt securities secured by real estate or interests in real estate or issued by companies, including real estate investment trusts, which invest in real estate or interests in real estate.

o     International Bond Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act when reselling any securities held in its own portfolio.

o     International Bond Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of
International Bond Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations.  Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

o     International Bond Fund cannot borrow money in excess of 33 1/3% of the value of its total assets.  International Bond Fund may borrow only from banks and/or affiliated investment companies.  International Bond Fund cannot make any investment at a time during which its borrowings exceed 5%
of the value of its assets.  With respect to this fundamental policy,
International Bond Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the
Investment Company Act.

International Bond Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in any one industry. International
Bond Fund will not invest 25% or more of its total assets in government securities of any one foreign company or in debt and equity securities issued by companies organized under the laws of any one foreign country. Obligations of the U.S. government, its agencies and instrumentalities are not considered to be part of an "industry" for the purposes of this policy.

Non-Diversification of International Bond Fund's Investments.  International
Bond Fund is "non-diversified," as defined in the Investment Company Act.
Funds that are diversified have restrictions against investing too much of their assets in the securities of any one "issuer."  That means that
International Bond Fund can invest more of its assets in the securities of a single issuer than a fund that is diversified.

      Being non-diversified poses additional investment risks, because if
International Bond Fund invests more of its assets in fewer issuers, the value of its shares is subject to greater fluctuations from adverse conditions affecting any one of those issuers.  However, International Bond
Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company" under the
Internal Revenue Code.  By qualifying, it does not have to pay federal income taxes on amounts distributed if more than 90% of its earnings are distributed to shareholders.  To qualify, International Bond Fund must meet a number of conditions.  First, not more than 25% of the market value of International
Bond Fund's total assets may be invested in the securities of a single issuer.  Second, with respect to 50% of the market value of its total assets,
(1) no more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and (2) International Bond Fund must not own more than 10% of the outstanding voting securities of a single issuer.  This is not a fundamental policy.

                          International Growth Fund

o     International Growth Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

o     International Growth Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Global
Opportunities Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

o     International Growth Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies.

o     International Growth Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exception there from, as such statute, rules or regulations may be amended or interpreted from time to time.

o     International Growth Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

o     International Growth Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act when reselling any securities held in its own portfolio.

o     International Growth Fund may not borrow money, except as permitted by the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

                       International Small Company Fund

o     International Small Company Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S.
government or any of its agencies or instrumentalities or securities of other investment companies.

o     International Small Company Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to
Global Opportunities Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

o     International Small Company Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies..

o     International Small Company Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exception there from, as such statute, rules or regulations may be amended or interpreted from time to time.

o     International Small Company Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

o     International Small Company Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act when reselling any securities held in its own portfolio.

o     International Small Company Fund may not borrow money, except as permitted by the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

                         Limited-Term Government Fund

o     Limited-Term Government Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of Limited-Term Government Fund's total assets. The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies.

o     Limited-Term Government cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.

o     Limited-Term Government Fund cannot deviate from any of its other investment policies that are described as fundamental policies in the
Prospectus or its Statement of Additional Information.

o     Limited-Term Government Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, and (d) through repurchase agreements.

o     Limited-Term Government Fund cannot borrow money in excess of 33 1/3%
of the value of its total assets. Limited-Term Government Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, Limited-Term Government Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.

o     Limited-Term Government Fund cannot purchase or sell real estate, commodities or commodity contracts. However, Limited-Term Government Fund may use hedging instruments approved by its Board of Trustees whether or not those hedging instruments are considered commodities or commodity contracts.

o     Limited-Term Government Fund cannot underwrite securities. A permitted exception is in case it is deemed to be an underwriter under the Securities
Act when reselling any securities held in its own portfolio.

o     Limited-Term Government Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of
Limited-Term Government Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, contracts to buy or sell derivatives, hedging instruments, options, or futures.

                               Main Street Fund

o     Main Street Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or it would then own more than 10% of that issuer's voting securities. This limit applies to 75% of Main Street Fund's total assets. The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies.

o     Main Street Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in any industry. However, there is no limitation on investments in U.S. government securities.

o     Main Street Fund cannot invest in commodities. However, Main Street
Fund can buy and sell any of the hedging instruments permitted by any of its other policies. It does not matter if the hedging instrument is considered to be a commodity or commodity contract.

o     Main Street Fund cannot invest in real estate or in interests in real estate. However, Main Street Fund can purchase securities of issuers holding real estate or interests in real estate (including securities of real estate investment trusts).

o     Main Street Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the
Securities Act when reselling any securities held in its own portfolio.

o     Main Street Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of Main Street Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

o     Main Street Fund cannot borrow money in excess of 33 ?% of the value of its total assets (including the amount borrowed). Main Street Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, Main Street Fund can borrow only if it maintains a 300%
ratio of assets to borrowings at all times in the manner set forth in the
Investment Company Act.

o     Main Street Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, and (d) through repurchase agreements.

                         Main Street Opportunity Fund

o     Main Street Opportunity Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of Main Street
Opportunity Fund's total assets. The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

o     Main Street Opportunity Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 ?% of the value of its total assets (taken at market value at the time of such loans), and (d)
through repurchase agreements.

o     Main Street Opportunity Fund cannot borrow money in excess of 33 ?% of the value of its total assets. Main Street Opportunity Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, Main Street Opportunity Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.

o     Main Street Opportunity Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in any industry. However, there is no limitation on investments in U.S. government securities.

o     Main Street Opportunity Fund cannot invest in physical commodities or physical commodity contracts or buy securities for speculative short-term purposes. However, Main Street Opportunity Fund can buy and sell any of the hedging instruments permitted by any of its other policies. It can also buy and sell options, futures, securities or other instruments backed by physical commodities or whose investment return is linked to changes in the price of physical commodities.

o     Main Street Opportunity Fund cannot invest in real estate or in interests in real estate. However, Main Street Opportunity Fund can purchase securities of issuers holding real estate or interests in real estate
(including securities of real estate investment trusts).

o     Main Street Opportunity Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act when reselling any securities held in its own portfolio.

o     Main Street Opportunity Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of Main
Street Opportunity Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations.
Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

                          Main Street Small Cap Fund

o     Main Street Small Cap Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. That restriction applies to 75% of the Main
Street Small Cap Fund's total assets. The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

o     Main Street Small Cap Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt securities or similar evidences of indebtedness, (c) through an interfund-lending program with other affiliated funds, and (d) through repurchase agreements.

o     Main Street Small Cap Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. Main Street Small Cap Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, Main Street Small Cap Fund can borrow only if it maintains a 300% ratio of assets to borrowing at all times in the manner set forth in the Investment Company Act.

o     Main Street Small Cap Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in companies in any one industry. Obligations of the U.S. government, its agencies and instrumentalities are not considered to be part of an "industry" for the purposes of this restriction.

o     Main Street Small Cap Fund cannot invest in real estate or in interests in real estate. However, Main Street Small Cap Fund can purchase securities of companies holding real estate or interests in real estate.

o     Main Street Small Cap Fund cannot invest in physical commodities or physical commodity contracts or buy securities for speculative short-term purposes. However, Main Street Small Cap Fund can buy and sell any of the hedging instruments permitted by any of its other policies. It can also buy and sell options, futures, securities or other instruments backed by physical commodities or whose investment return is linked to changes in the price of physical commodities.

o     Main Street Small Cap Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act when reselling any securities held in its own portfolio.

o     Main Street Small Cap Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of Main
Street Small Cap Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations.
Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

                        Quest International Value Fund

o     Quest International Value Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if its would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S.
government or any of its agencies or instrumentalities or securities of other investment companies.

o     Quest International Value Fund cannot lend money. However the Fund can invest in all or a portion of an issue of bonds, debentures, commercial paper or other similar corporate obligations. Quest International Value
Fund may also engage in repurchase agreements and may make loans of portfolio securities, subject to the restrictions stated under "Loans of
Portfolio Securities."

o     Quest International Value Fund cannot invest 25% or more of its total assets in any industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies.

o     Quest International Value Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exception there from, as such statute, rules or regulations may be amended or interpreted from time to time.

o     Quest International Value Fund cannot invest in companies for the purpose of acquiring control or management of those companies.

o     Quest International Value Fund may not underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act, as amended, when reselling securities held in its own portfolio.

o     Quest International Value Fund cannot invest or hold securities of any issuer if officers and directors of Quest International Value Fund or its
Manager or Sub-Advisor individually beneficially own more than 1/2 of 1%
of the securities of that issuer and together own more than 5% of the securities of that issuer.

o     Quest International Value Fund cannot borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to
Money Market Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

o     Quest International Value Fund cannot pledge its assets or assign or otherwise encumber its assets in excess of one-third of its net assets. It can do so only to secure borrowings made within the limitations set forth in the Prospectus or its SAI.

o     Quest International Value Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

                               Real Estate Fund

o     Real Estate Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. That restriction applies to 75% of the Real Estate Fund's total assets. The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

o     Real Estate Fund cannot make loans except as permitted by the
Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Real Estate Fund, as such statue, rules or regulations may be amended or interpreted from time to time.

o     Real Estate Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Real Estate Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

o     Real Estate Fund cannot concentrate its investments to the extent of
25% of its total assets in any industry. However, there is no limitation as to Real Estate Fund's investments in the real estate industry in general.

o     Real Estate Fund cannot underwrite securities of other companies except as permitted by the Investment Company Act. A permitted exception is in case it is deemed to be an underwriter under the Securities Act when reselling any securities held in its own portfolio.

o     Real Estate Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment
Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

o     Real Estate Fund cannot issue senior securities, except as permitted by the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

      Non-Diversification of Real Estate Fund's Investments.  Real Estate
Fund is classified as a "non-diversified" fund under the Investment
Company Act. Funds that are diversified have restrictions against investing a higher percentage of their assets in the securities of any one issuer. As a non-diversified fund, Real Estate Fund can invest more of its assets in the securities of a single issuer than it could prior to April
12, 2007 when it was classified as a diversified fund. However, Real
Estate Fund limits its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company" under the
Internal Revenue Code. By qualifying, it does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders. To qualify, the Fund must meet a number of conditions.
First, no more than 25% of the market value of Real Estate Fund's total assets may be invested in the securities of a single issuer. Second, with respect to 50% of the market value of its total assets, (1) no more than
5% of the market value of Real Estate Fund's total assets may be invested in the securities of a single issuer, and (2) Real Estate Fund may not own more than 10% of the outstanding voting securities of a single issuer.

Being non-diversified may pose additional investment risks. If Real Estate
Fund invests more of its assets in fewer issuers, the value of its shares may be affected to a greater extent by adverse conditions affecting any one of those issuers. The statement of investments included in this Statement of
Additional Information reflect the investments held by Real Estate Fund prior to its changing from a diversified to a non-diversified classification and may not be reflective of Real Estate Fund's allocation of investments following that change.

                            Rising Dividends Fund

o     Rising Dividends Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that
            issuer's voting securities.  This limitation applies to 75% of the Fund's total assets.  The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its
            agencies or instrumentalities or securities of other investment companies.

o     Rising Dividends Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to
            Rising Dividends Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

o     Rising Dividends Fund cannot invest 25% or more of its total assets in any one industry or group of related industries.  That limit does not apply to securities issued or guaranteed by the U.S.
            Government or its agencies and instrumentalities or securities issued by investment companies.

o     Rising Dividends Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or
            regulations thereunder or any exemption therefrom that is
            applicable to Rising Dividends Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

o     Rising Dividends Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent
            permitted under the Investment Company Act, the rules or
            regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

o     Rising Dividends Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

o     Rising Dividends Fund may not underwrite securities issued by others, except to the extent that a Fund may be considered an
            underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

                         Small- & Mid- Cap Value Fund

o     Small- & Mid- Cap Value Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of Small- & Mid- Cap Value Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S.
government or any of its agencies or instrumentalities or securities of other investment companies.

o     Small- & Mid- Cap Value Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies.

o     Small- & Mid- Cap Value Fund may not borrow money, except as permitted by the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Small- & Mid- Cap Value Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

o     Small- & Mid- Cap Value Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the
Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

o     Small- & Mid- Cap Value Fund may not underwrite securities issued by others, except that a fund may be considered an underwriter within the meaning of the Securities Act when reselling securities held in its own portfolio.

o     Small- & Mid- Cap Value Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

o     Small- & Mid-Cap Value cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Small- & Mid-Cap
Value, as such statute, rules or regulations may be amended or interpreted from time to time.

                            U.S. Government Trust

o     U.S. Government Trust cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of U.S. Government Trust's total assets. The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

o     U.S. Government Trust cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies.

o     U.S. Government Trust cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the
Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

o     U.S. Government Trust cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

o     U.S. Government Trust may not underwrite securities issued by others, except to the extent that a fund may be considered an underwriter within the meaning of the Securities Act when reselling securities held in its own portfolio.

o     U.S. Government Trust cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to U.S. Government, as such statute, rules or regulations may be amended or interpreted from time to time.

o     U.S. Government Trust may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to U.S. Government
Trust, as such statute, rules or regulations may be amended or interpreted from time to time.

                                  Value Fund

o     Value Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of Value Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

o     Value Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the
U.S. government or its agencies and instrumentalities or securities issued by investment companies.

o     Value Fund cannot make loans, except to the extent permitted under the
Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Value Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

o     Value Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable, as such statute, rules or regulations may be amended or interpreted from time to time.

o     Value Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment
Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

o     Value Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

o     Value Fund cannot underwrite securities of other issuers. A permitted exception is in case it is deemed to be an underwriter under the Securities
Act in reselling its portfolio securities.

Do the Underlying Funds Have Any Restrictions That Are Not Fundamental? Each
of the Underlying Funds has its own investment restrictions that are not fundamental policies, which means that they can be changed by vote of a majority of each respective Underlying Fund's Board of Trustees without shareholder approval. Those policies may differ from the policies of the
Funds or the other Underlying Funds. The Funds and the Underlying Funds each apply their own policies with respect to their own portfolio investments. The following investment restrictions are non-fundamental policies of the
Underlying Funds as indicated below.

o     None of the Underlying Funds can invest in the securities of other registered investment companies or registered unit investment trusts in reliance on sub-paragraph (F) or (G) of section 12(d)(1) of the Investment
Company Act and U.S. Government Trust cannot invest in any securities of other investment companies except if it acquires them as part of a merger, consolidation or acquisition of assets. Global Fund cannot invest in securities of other open-end investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, or invest more than 5% of its net assets in closed-end investment companies, including small business investment companies, and the commission rates on such investments may not be in excess of normal brokerage commissions.

o     U.S. Government Trust and Small- & Mid- Cap Value Fund cannot invest in interests in oil, gas, or other mineral exploration or development programs.

o     U.S. Government Trust and Small- & Mid- Cap Value Fund will provide at least 60 days' prior notice of any change in their non-fundamental policies to invest, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings used for investment purposes) in U.S. government securities and in equity securities of small- and mid-cap domestic and foreign issuers, respectively.

o     Global Fund cannot sell securities short except in "short sales against-the-box."

o     Small- & Mid- Cap Value Fund cannot make short sales or purchase securities on margin. However, Small- & Mid- Cap Value Fund can make short-term borrowings when necessary for the clearance of purchases of portfolio securities.

Disclosure of Portfolio Holdings

Each Fund and each Underlying Fund have adopted policies and procedures concerning the dissemination of information about their portfolio holdings by employees, officers and/or directors of the Manager, Distributor, and
Transfer Agent. These policies are designed to ensure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect a Funds' or Underlying
Funds' investment program or enable third parties to use that information in a manner that is harmful to the Funds or Underlying Funds.

o     Public Disclosure. The Funds' and the Underlying Funds' portfolio holdings are made publicly available no later than 60 days after the close of each of the Funds' or Underlying Funds' fiscal quarters in its semi-annual report to shareholders, its annual reports to shareholders, or its Statements of Investments on Form N-Q Those
         documents are publicly available at the SEC. In addition, the top 20 month-end holdings for each Fund or Underlying Fund may be posted on the OppenheimerFunds website at www.oppenheimerfunds.com (select the
         Fund's name under the "View Fund Information for" menu) with a
         15-day lag. The Funds or Underlying Funds may release a more restrictive list of holdings (e.g., the top five or top 10 portfolio holdings) or may release no holdings if that is in the best interests of the Fund and its shareholders. Other general
         information about the Funds' or Underlying Funds' portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be posted.

Until publicly disclosed, the Funds' or Underlying Funds' portfolio holdings are proprietary, confidential business information. While recognizing the importance of providing Fund shareholders with information about their Fund's investment and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, the need for transparency must be balanced against the risk that third parties who gain access to the Funds' or Underlying Funds' portfolio holdings information could attempt to use that information to trade ahead of or against the Funds or Underlying Funds, which could negatively affect the prices the Funds or Underlying Funds are able to obtain in portfolio transactions or the availability of the securities that the portfolio managers are trading on the Funds' or Underlying Funds' behalf.

The Manager and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the
Funds' or Underlying Funds' non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by each Fund's or
Underlying Funds' Board shall not be deemed to be "compensation" or
"consideration" for these purposes. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Funds or
Underlying Funds.

A list of the top 20 portfolio securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties (subject to the procedures below) no sooner than
15 days after month-end.

Except under special limited circumstances discussed below, month-end lists of the Funds' or Underlying Funds' complete portfolio holdings may be disclosed no sooner than 30-days after the relevant month-end, subject to the procedures below. If the Funds' or Underlying Funds' complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

o     The third-party recipient must first submit a request for release of a
         Fund's or Underlying Funds' holdings, explaining the business reason for the request;
o     Senior officers (a Senior Vice President, Deputy General Counsel or above) in the Manager's Portfolio and Legal departments must approve the completed request for release of a Fund's or Underlying Funds'
         holdings; and
o     The third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly available regarding the Funds' or
         Underlying Funds' holdings confidential and agreeing not to trade directly or indirectly based on the information.

The Funds' or Underlying Funds' complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2) is subject to fiduciary obligations, as a member of each Fund's or Underlying Fund's Board, or as an employee, officer and/or director of the Manager, Distributor, or Transfer Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:

o     Employees of each Fund's or Underlying Fund's Manager, Distributor and
         Transfer Agent who need to have access to such information (as determined by senior officers of such entity),
o     Each Fund's or Underlying Fund's independent registered public accounting firm,
o     Members of each Fund's or Underlying Fund's Board and the Board's legal counsel,
o     The Funds' or an Underlying Fund's custodian bank,
o     A proxy voting service designated by a Fund or Underlying Fund and its
         Board,
o     Rating/ranking organizations (such as Lipper and Morningstar),
o     Portfolio pricing services retained by the Manager to provide portfolio security prices, and
o     Dealers, to obtain bids (price quotations, if securities are not priced by a Fund's or Underlying Fund's regular pricing services).

Portfolio holdings information of the Funds or Underlying Funds may be provided, under limited circumstances, to brokers and/or dealers with whom the Funds or Underlying Funds trade and/or entities that provide investment coverage and/or analytical information regarding the Funds' portfolios, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information and/or analytics to the Funds or Underlying
Funds, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1- 2 day lag to facilitate the provision of requested investment information to the Manager to facilitate a particular trade or the portfolio manager's investment process for the Funds or Underlying Funds. Any third party receiving such information must first sign the Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager's Security
Valuation Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

o     Brokers and dealers in connection with portfolio transactions
         (purchases and sales),
o     Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Funds or Underlying Funds are not priced by a
         Fund's or Underlying Fund's regular pricing services),
o     Dealers to obtain price quotations where the Funds or Underlying Funds are not identified as the owner.

Portfolio holdings information (which may include information on a Funds' or
Underlying Funds' entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

o     Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Funds or Underlying
         Funds may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,
o     Response to regulatory requests for information (the SEC, Financial
         Industry Regulatory Authority ("FINRA"), state securities
         regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes),
o     To potential sub-advisors of portfolios (pursuant to confidentiality agreements),
o     To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements),
o     Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of the Funds' or Underlying
Funds' shares or their financial intermediary representatives.

The Funds' or Underlying Funds' shareholders may, under unusual circumstances
(such as a lack of liquidity in the Funds' or Underlying Funds' portfolio to meet redemptions), receive redemption proceeds of their Fund or Underlying
Fund shares paid as pro rata shares of securities held in the applicable
Fund's or Underlying Fund's portfolio. In such circumstances, disclosure of the Funds' or Underlying Funds' portfolio holdings may be made to such shareholders.

Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the then-current policy on approved methods for communicating confidential information.

The Chief Compliance Officer (the "CCO") of the Funds, the Underlying Funds,
the Manager, the Distributor, and the Transfer Agent shall oversee compliance by the Manager, Distributor, Transfer Agent, and their personnel with these policies and procedures. At least annually, the CCO shall report to each
Fund's and Underlying Fund's Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Funds or Underlying Funds has been made during the preceding year pursuant to these policies. The CCO shall report to each Fund's and
Underlying Fund's Board any material violation of these policies and shall make recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

The Manager and/or the Funds and the Underlying Funds have entered into ongoing arrangements to make available information about the Funds' portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

ABG Sundal Collier            Fortis Securities             Ned Davis Research Group
Advisor Asset Management      Fox-Pitt, Kelton, Inc.        Needham & Company
Alforma Capital Markets       Fraser Mackenzie              Neue Zurcher Bank
Altrushare                    Friedman, Billings, Ramsey    Nomura Securities
                                                            International, Inc.
Altus Investment Management   FTN Equity Capital Markets    Numis Securities Inc.
                              Corporation
American Technology Research  Garp Research & Securities    Oddo Securities
Auerbach Grayson & Company    George K. Baum & Company      Omgeo LLC
Banc of America Securities    GMP Securities L.P.           Oppenheimer & Co., Inc.
Barclays Capital              Goldman Sachs & Company       Pacific Crest
Barnard Jacobs Mellet         Good Morning Securities       Paradigm Capital
BB&T Capital Markets          Goodbody Stockbrokers         Petercam/JPP Eurosecurities
Belle Haven Investments, Inc. Handelsbanken         Markets Piper Jaffray Company
                              Securities
Beltone Financial             Helvea Inc.                   Prager Sealy & Company
Bergen Capital                Hewitt                        R. Seelaus & Co., Inc.
Bloomberg                     HJ Sims & Co., Inc.           Ramirez & Company
BMO Capital Markets           Howard Weil                   Raymond  James & Associates,
                                                            Inc.
BNP Paribas                   HSBC Securities               RBC Capital Markets
Brean Murray Carret & Company Hyundai  Securities  America, RBC Dain Rauscher
                              Inc.
Brown  Brothers   Harriman  & ICICI Securities Inc.         Redburn Partners
Company
Buckingham Research Group     Interactive Data              Renaissance Capital
Cabrera Capital               Intermonte                    RiskMetrics Group
Callan Associates             Investec Securities           Robert W. Baird & Company
Cambridge Associates          Janco Partners                Rocaton
Canaccord Adams, Inc.         Janney Montgomery Scott LLC   Rogers Casey
Caris & Company               Jefferies & Company           Roosevelt & Cross
Carnegie                      Jennings Capital Inc.         Royal Bank of Scotland
Cazenove                      Jesup & Lamont Securities     Russell/Mellon
Cheuvreux                     JMP Securities                RV Kuhns
Citigroup                     Johnson Rice & Company        Sal Oppenheim
Cleveland Research Company    JPMorgan Chase                Salman Partners
CLSA                          Kaupthing Securities Inc.     Samsung Securities
Cogent                        Keefe, Bruyette & Woods, Inc. Sandler Morris Harris Group
Collins Stewart               Keijser Securities N.V.       Sandler O'Neill & Partners
Commerzbank                   Kempen & Co. USA Inc.         Sanford   C.   Bernstein   &
                                                            Company, LLC
Contrarian            Capital Kepler Capital Markets        Santander Securities
Management, LLC
Cormark Securities            KeyBanc Capital Markets       Scotia Capital
Cowen & Company               KPMG LLP                      Seattle-Northwest Securities
Craig-Hallum   Capital  Group Kotak Mahindra Inc            Sidoti & Company LLC
LLC
Credit Suisse                 Lazard Capital                Siebert  Brandford  Shank  &
                                                            Company
Crews & Associates            LCG Associates                Simmons & Company
D.A. Davidson & Company       Lebenthal & Company           Societe Generale
Daewoo Securities             Leerink Swann                 Standard & Poor's
Dahlman Rose & Company        Lipper                        Sterne Agee
Daiwa Securities              Loop Capital Markets          Stifel, Nicolaus & Company
Davy                          Macquarie Securities          Stone & Youngberg
DeMarche                      MainFirst Bank AG             SunGard
DEPFA      First       Albany MassMutual                    Suntrust Robinson Humphrey
Corporation
Desjardins Securities         Mediobanca Securities USA LLC SWS Group, Inc.
Deutsche Bank                 Merrill Lynch & Company, Inc. Thomas Weisel Partners
Dougherty and Company LLC     Merrion Stockbrokers Ltd      ThomsonReuters LLC
Dowling Partners              Mesirow Financial             Troika Dialog
Dresdner Kleinwort            MF Global Securities          UBS
Duncan Williams               Mirae Asset Securities        UOB Kay Hian (U.S.) Inc.
Dundee Securities             Mitsubishi          Financial Vining & Sparks
                              Securities
DZ Financial Markets          Mizuho Securities USA         Vontobel Securities Ltd
Edelweiss Securities Ltd.     ML Stern                      Wachovia          Securities
                                                            Corporation
Emmet & Co., Inc.             Morgan Keegan                 Watson Wyatt
Empirical Research            Morgan Stanley                Wedbush Morgan Securities
Enam Securities               Morningstar                   Weeden & Company
Enskilda Securities           Motil Oswal Securities        West LB
Evaluation Associates         MSCI Barra                    WH Mell & Associates

How the Funds Are Managed

Organization and History. The Funds are open-end, diversified management investment companies with an unlimited number of authorized shares of beneficial interest.  The Trust was organized as a Massachusetts business trust on November 30, 2004.

      Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares, to reclassify unissued shares into additional series or classes and to divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Funds.  Shares do not have cumulative voting rights or preemptive or subscription rights.
Shares may be voted in person or by proxy at shareholder meetings.

Each Fund each currently has five classes of shares: Class A, Class B, Class
C, Class N and Class Y.  All classes invest in the same investment portfolio.
Each class of shares:

o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     will generally have a different net asset value,
o     will generally have separate voting rights on matters in which interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of a Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

Class Y Share Availability. Class Y shares are offered to fee-based clients of dealers that have a special agreement with the Distributor to offer these shares, and through certain institutional investors who have a special agreement with the Distributor.

Class A to Class Y Voluntary Conversion. For shareholders who currently hold
Class A shares but are authorized to purchase Class Y, those shareholders can convert existing Class A shares to Class Y shares of the same fund either through their dealer who has a special agreement with the Distributor or by submitting written instructions to the Transfer Agent.  Under current interpretations of applicable federal income tax law by the Internal Revenue
Service, this voluntary conversion of Class A to Class Y shares is not treated as a taxable event. If those laws or the IRS interpretation of those laws should change, this voluntary conversion feature may be suspended.

      |X|   Meetings of Shareholders. As a Massachusetts business trust, each
Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders, but may hold shareholder meetings from time to time on important matters or when required to do so by the Investment Company Act or other applicable law. Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Funds, to remove a Trustee or to take other action described in the Trust's
Declaration of Trust.

The Trustees will call a meeting of shareholders to vote on the removal of a
Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the applicable Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of such Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

      Shareholder and Trustee Liability.  The Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Funds'
obligations. It also provides for indemnification and reimbursement of expenses out of the Funds' property for any shareholder held personally liable for its obligations.  The Declaration of Trust also states that upon request, the Funds shall assume the defense of any claim made against a shareholder for any act or obligation of the Funds and shall satisfy any judgment on that claim.  Massachusetts law permits a shareholder of a business trust (such as the Funds) to be held personally liable as a
"partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner"
of a Fund is limited to the relatively remote circumstances in which such
Fund would be unable to meet its obligations.

Each Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund.
Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

      Board of Trustees and Oversight Committees.  The Trust and each Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts and federal law. The Board is led by Brian F. Wruble, an independent trustee, who is not an "interested person" of the Funds, as that term is defined in the Investment Company Act of 1940.The Board meet periodically throughout the year to oversee each
Fund's activities, review its performance, oversee the potential conflicts and risks of the Funds and review the actions of the Manager. The Board has an Audit Committee, a Regulatory & Oversight Committee and a Governance
Committee. Each Committee is comprised solely of Trustees who are not
"interested persons" under the Investment Company Act (the "Independent
Trustees"). Mr. Wruble's practice is to attend all meetings of each of the three Committees of the board where he participates in deliberation but does not have a vote.

      During the Funds' fiscal year ended January 31, 2010, the Audit
Committee held __ meetings, the Regulatory & Oversight Committee held __
meetings and the Governance Committee held __ meetings.

The members of the Audit Committee are David K. Downes (Chairman), Phillip A.
Griffiths, Mary F. Miller, Joseph M. Wikler and Peter I. Wold. The Audit
Committee furnishes the Board with recommendations regarding the selection of the Fund's independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit Committee outlined in the Audit Committee Charter, include, but are not limited to:
(i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent
Auditors regarding the Fund's internal accounting procedures and controls;
(iii) reviewing reports from the Manager's Internal Audit Department;
(iv) maintaining a separate line of communication between the Fund's independent Auditors and the Independent Trustees; (v) reviewing the independence of the Fund's independent Auditors; and (vi) pre-approving the provision of any audit or non-audit services by the Fund's independent
Auditors, including tax services, that are not prohibited by the
Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the
Manager. The Audit Committee also reviews reports concerning the valuation of certain investments.

      The members of the Regulatory & Oversight Committee are Matthew P. Fink
(Chairman), David K. Downes, Phillip A. Griffiths, ,Joel W. Motley, Mary Ann
Tynan and Joseph M. Wikler. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment Advisory and Distribution Agreements, transfer agency and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment
Company Act and other applicable law. The Regulatory & Oversight Committee also reviews reports from the Manager's Risk Management Department and Chief
Compliance Officer among other duties as set forth in the Regulatory &
Oversight Committee's Charter. These reports, and others concerning investment, operational and other risks to the Funds are shared with, and discussed by, the full Board.

      The members of the Governance Committee are Joel W. Motley (Chairman),
Matthew P. Fink, Mary F. Miller, Russell S. Reynolds, Jr., Mary Ann Tynan and
Peter I Wold. The Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, provides the Board with recommendations for voting portfolio securities held by the Fund, and monitors the Fund's proxy voting, among other duties set forth in the Governance Committee's Charter.

      The Governance Committee's functions also include the nomination of
Director/Trustees, including Independent Directors/Trustees, for election to the Board. The full Board elects new Directors/Trustees except for those instances when a shareholder vote is required.

      The Governance Committee will consider nominees recommended by
Independent Trustees or recommended by any other Board members including
Board members affiliated with the Fund's Manager. The Governance Committee may consider the advice and recommendation of the Manager and its affiliates in selecting nominees, but need not do so. Upon Board approval, the
Governance Committee may retain an executive search firm to assist in screening potential candidates and may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. To date, the Governance Committee has been able to identify from its own resources an ample number of qualified candidates.
However, under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist, the Governance Committee will include candidates recommended by the Fund's shareholders in its consideration of nominees.

      Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc.,
Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New
York 10281-1008, to the attention of the Board of Trustees of the applicable
Fund, c/o the Secretary of the Fund. Submissions should, at a minimum, be accompanied by the following: (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an "interested person" as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life
Insurance Company (the parent company of the Manager) would be deemed an
"interested person" under the Investment Company Act. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

      The Governance Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an
"interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement, and add to the diversity of, the background, skills, and experience of other
Trustees, and will contribute to the Board. There is no difference in the manner in which the Governance Committee evaluates a nominees based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

      Below is a brief discussion of the specific experience, qualifications attributes or skills of each Board member that led the Board to conclude that he or she should serve as a Trustee of the Fund.

      Each independent trustee has served on the Board for the number of years listed below, during the course of which he or she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations.  Each Trustee's outside professional experience is outlined in the table of Biographical Information, below.

Trustees and Officers of the Funds. Each of the Trustees is an Independent
Trustee. All of the Trustees are also directors or trustees of the following
Oppenheimer funds (referred to as "New York Board Funds"):

Oppenheimer Absolute Return Fund          Oppenheimer Real Estate Fund
                                          Oppenheimer Rochester Arizona Municipal
Oppenheimer AMT-Free Municipals           Fund
                                          Oppenheimer Rochester Maryland Municipal
Oppenheimer AMT-Free New York Municipals  Fund
                                          Oppenheimer Rochester Massachusetts
Oppenheimer Balanced Fund                 Municipal Fund
                                          Oppenheimer Rochester Michigan Municipal
Oppenheimer Baring SMA International Fund Fund
                                          Oppenheimer Rochester Minnesota Municipal
Oppenheimer California Municipal Fund     Fund
                                          Oppenheimer Rochester North Carolina
Oppenheimer Capital Appreciation Fund     Municipal Fund
Oppenheimer Developing Markets Fund       Oppenheimer Rochester Ohio Municipal Fund
                                          Oppenheimer Rochester Virginia Municipal
Oppenheimer Discovery Fund                Fund
Oppenheimer Emerging Growth Fund          Oppenheimer Select Value Fund
Oppenheimer Global Fund                   Oppenheimer Series Fund, Inc.
Oppenheimer Global Opportunities Fund     Oppenheimer SMA Core Bond Fund
Oppenheimer Gold & Special Minerals Fund  Oppenheimer SMA International Bond Fund
Oppenheimer International Diversified
Fund                                      Oppenheimer Transition 2010 Fund
Oppenheimer International Growth Fund     Oppenheimer Transition 2015 Fund
Oppenheimer International Small Company
Fund                                      Oppenheimer Transition 2020 Fund
Oppenheimer Institutional Money Market
Fund                                      Oppenheimer Transition 2025 Fund
Oppenheimer Limited Term California
Municipal Fund                            Oppenheimer Transition 2030 Fund
Oppenheimer Master International Value
Fund, LLC                                 Oppenheimer Transition 2040 Fund
Oppenheimer Money Market Fund, Inc.       Oppenheimer Transition 2050 Fund
Oppenheimer Multi-State Municipal Trust   OFI Tremont Core Strategies Hedge Fund
Oppenheimer Portfolio Series              Oppenheimer U.S. Government Trust

      Present or former officers, directors, trustees and employees (and their immediate family members) of the Funds, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Funds and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the
Distributor. Present or former officers, directors, trustees and employees
(and their immediate family members) of the Fund, the Manager and its affiliates are also permitted to purchase Class Y shares of the Oppenheimer funds that offer Class Y shares.

Messrs. Gilston, Memani, Wong, Edwards, Glavin, Keffer, Legg, Petersen,
Vandehey, Wixted and Zack and Mss. Bloomberg, Bullington, Ives and Ruffle who
are officers of the Fund, hold the same offices with one or more of the other
New York Board Funds. As of May __, 2010, the Trustees and officers of the
Trust, as a group, owned of record or beneficially less than 1% of each class of shares of each Fund.  The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the
Manager, other than the shares beneficially owned under that plan by the officers of the Funds listed above. In addition, none of the Independent
Trustees (nor any of their immediate family members) owns securities of either the Manager or the Distributor of the New York Board Funds or of any
entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Biographical Information. The Trustees and officers, their positions with the
Trust, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Trustee's beneficial share ownership in the Funds and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds ("Supervised Funds"). The address of each Trustee in the chart below is
6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.
-------------------------------------------------------------------------------------------
                                   Independent Trustees
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Name, Position(s)   Principal Occupation(s) During the Past 5     Dollar      Aggregate
                                                                             Dollar Range
                                                                 Range of     Of Shares
                                                                  Shares     Beneficially
Held with each      Years; Other Trusteeships/Directorships     Beneficially   Owned in
Fund, Length of     Held; Number of Portfolios in the Fund       Owned in     Supervised
Service, Age        Complex Currently Overseen                   each Fund      Funds
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
                                                                 As of December 31, 2009
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Brian F. Wruble,    Chairman (since August 2007) and Trustee    None        Over $100,000
Chairman of the     (since August 1991) of the Board of
Board of Trustees   Trustees of The Jackson Laboratory
since 2007,         (non-profit); Director of Special Value
Trustee since 2005, Opportunities Fund, LLC (registered
Age: 66             investment company) (affiliate of the
                    Manager's parent company) (since September
                    2004); Member of Zurich Financial
                    Investment Management Advisory Council
                    (insurance) (since 2004); Member of Zurich
                    Financial Investment Management Advisory
                    Council (insurance) (since 2004);
                    Treasurer (since 2007) and Trustee of the
                    Institute for Advanced Study (non-profit
                    educational institute) (since May 1992);
                    General Partner of Odyssey Partners, L.P.
                    (hedge fund) (September 1995-December
                    2007); Special Limited Partner of Odyssey
                    Investment Partners, LLC (private equity
                    investment) (January 1999-September 2004).
                    Oversees 59 portfolios in the
                    OppenheimerFunds complex. Mr. Wruble has
                    served on the Board for 9 years, during
                    the course of which he has become familiar
                    with the Fund's (and other Oppenheimer
                    funds') financial, accounting, regulatory
                    and investment matters and has contributed
                    to the Board's deliberations.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
David K. Downes,    Director of TNL Credit Inc. (since June     None        Over $100,000
Trustee since 2007  2009); Independent Chairman GSK Employee
 Age: 70            Benefit Trust (since April 2006); Director
                    of Correctnet (since January 2006); Chief
                    Executive Officer and Board Member of
                    CRAFund Advisors, Inc. (investment
                    management company) (since January 2004);
                    Director of Internet Capital Group
                    (information technology company) (since
                    October 2003); Independent Chairman of the
                    Board of Trustees of Quaker Investment
                    Trust (registered investment company)
                    (2004-2007); President of The Community
                    Reinvestment Act Qualified Investment Fund
                    (investment management company)
                    (2004-2007); Chief Operating Officer and
                    Chief Financial Officer of Lincoln
                    National Investment Companies, Inc.
                    (subsidiary of Lincoln National
                    Corporation, a publicly traded company)
                    and Delaware Investments U.S., Inc.
                    (investment management subsidiary of
                    Lincoln National Corporation) (1993-2003);
                    President, Chief Executive Officer and
                    Trustee of Delaware Investment Family of
                    Funds (1993-2003); President and Board
                    Member of Lincoln National Convertible
                    Securities Funds, Inc. and the Lincoln
                    National Income Funds, TDC (1993-2003);
                    Chairman and Chief Executive Officer of
                    Retirement Financial Services, Inc.
                    (registered transfer agent and investment
                    adviser and subsidiary of Delaware
                    Investments U.S., Inc.) (1993-2003);
                    President and Chief Executive Officer of
                    Delaware Service Company, Inc.
                    (1995-2003); Chief Administrative Officer,
                    Chief Financial Officer, Vice Chairman and
                    Director of Equitable Capital Management
                    Corporation (investment subsidiary of
                    Equitable Life Assurance Society)
                    (1985-1992); Corporate Controller of
                    Merrill Lynch & Company (financial
                    services holding company) (1977-1985);
                    held the following positions at the
                    Colonial Penn Group, Inc. (insurance
                    company): Corporate Budget Director
                    (1974-1977), Assistant Treasurer
                    (1972-1974) and Director of Corporate
                    Taxes (1969-1972); held the following
                    positions at Price Waterhouse & Company
                    (financial services firm): Tax Manager
                    (1967-1969), Tax Senior (1965-1967) and
                    Staff Accountant (1963-1965); United
                    States Marine Corps (1957-1959). Oversees
                    59 portfolios in the OppenheimerFunds
                    complex. Mr. Downes has served on the
                    Board for 5 years, during the course of
                    which he has become familiar with the
                    Fund's (and other Oppenheimer funds')
                    financial, accounting, regulatory and
                    investment matters and has contributed to
                    the Board's deliberations.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Matthew P. Fink,    Trustee of the Committee for Economic       None        Over $100,000
Trustee since 2005  Development (policy research foundation)
Age: 69             (since 2005); Director of ICI Education
                    Foundation (education foundation) (October
                    1991-August 2006); President of the
                    Investment Company Institute (trade
                    association) (October 1991-June 2004);
                    Director of ICI Mutual Insurance Company
                    (insurance company) (October 1991-June
                    2004). Oversees 59 portfolios in the
                    OppenheimerFunds complex. Mr. Fink has
                    served on the Board for 5 years, during
                    the course of which he has become familiar
                    with the Fund's (and other Oppenheimer
                    funds') financial, accounting, regulatory
                    and investment matters and has contributed
                    to the Board's deliberations.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Phillip A.          Fellow of the Carnegie Corporation (since   None        None
Griffiths,          2007); Distinguished Presidential Fellow
Trustee since 2005  for International Affairs (since 2002) and
Age: 71             Member (since 1979) of the National
                    Academy of Sciences; Council on Foreign
                    Relations (since 2002); Director of GSI
                    Lumonics Inc. (precision technology
                    products company) (since 2001); Senior
                    Advisor of The Andrew W. Mellon Foundation
                    (since 2001); Chair of Science Initiative
                    Group (since 1999); Member of the American
                    Philosophical Society (since 1996);
                    Trustee of Woodward Academy (since 1983);
                    Foreign Associate of Third World Academy
                    of Sciences (since 2000); Director of the
                    Institute for Advanced Study (1991-2004);
                    Director of Bankers Trust New York
                    Corporation (1994-1999); Provost at Duke
                    University (1983-1991). Oversees 59
                    portfolios in the OppenheimerFunds
                    complex. Mr. Griffiths has served on the
                    Board for 11 years, during the course of
                    which he has become familiar with the
                    Fund's (and other Oppenheimer funds')
                    financial, accounting, regulatory and
                    investment matters and has contributed to
                    the Board's deliberations.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Mary F. Miller,     Trustee of International House              None        Over $100,000
Trustee since 2005  (not-for-profit) (since June 2007);
Age: 67             Trustee of the American Symphony Orchestra
                    (not-for-profit) (since October 1998); and
                    Senior Vice President and General Auditor
                    of American Express Company (financial
                    services company) (July 1998-February
                    2003). Oversees 59 portfolios in the
                    OppenheimerFunds complex. Ms. Miller has
                    served on the Board for 6 years, during
                    the course of which she has become
                    familiar with the Fund's (and other
                    Oppenheimer funds') financial, accounting,
                    regulatory and investment matters and has
                    contributed to the Board's deliberations.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Joel W. Motley,     Managing Director of Public Capital         None        Over $100,000
Trustee since 2005  Advisors, LLC (privately held financial
Age: 57             advisor) (since January 2006). Managing
                    Director of Carmona Motley, Inc.
                    (privately-held financial advisor) (since
                    January 2002); Director of Columbia Equity
                    Financial Corp. (privately-held financial
                    advisor) (2002-2007) Managing Director of
                    Carmona Motley Hoffman Inc.
                    (privately-held financial adviser)
                    (January 1998-December 2001); Member of
                    the Finance and Budget Committee of the
                    Council on Foreign Relations, Chairman of
                    the Investment Committee of the Episcopal
                    Church of America, Member of the
                    Investment Committee and Board of Human
                    Rights Watch and Member of the Investment
                    Committee of Historic Hudson Valley.
                    Oversees 59 portfolios in the
                    OppenheimerFunds complex. Mr. Motley has
                    served on the Board for 8 years, during
                    the course of which he has become familiar
                    with the Fund's (and other Oppenheimer
                    funds') financial, accounting, regulatory
                    and investment matters and has contributed
                    to the Board's deliberations.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Mary Ann Tynan,     Vice Chair of Board of Trustees of Brigham  None        $50,001-$100,000
Trustee since 2008  and Women's/Faulkner Hospitals (non-profit
Age: 64             hospital) (since 2000); Chair of Board of
                    Directors of Faulkner Hospital (non-profit
                    hospital) (since 1990); Member of Audit
                    and Compliance Committee of Partners
                    Health Care System (non-profit) (since
                    2004); Board of Trustees of Middlesex
                    School (educational institution) (since
                    1994); Board of Directors of Idealswork,
                    Inc. (financial services provider) (since
                    2003); Partner, Senior Vice President and
                    Director of Regulatory Affairs of
                    Wellington Management Company, LLP (global
                    investment manager) (1976-2002); Vice
                    President and Corporate Secretary, John
                    Hancock Advisers, Inc. (mutual fund
                    investment adviser) (1970-1976). Oversees
                    59 portfolios in the OppenheimerFunds
                    complex. Ms. Tynan has served on the Board
                    for 2 years, during the course of which
                    she has become familiar with the Fund's
                    (and other Oppenheimer funds') financial,
                    accounting, regulatory and investment
                    matters and has contributed to the Board's
                    deliberations.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Joseph M. Wikler,   Director of C-TASC (bio-statistics          None        Over $100,000
Trustee since 2005  services (since 2007); Director of the
Age: 69             following medical device companies:
                    Medintec (since 1992) and Cathco (since
                    1996); Member of the Investment Committee
                    of the Associated Jewish Charities of
                    Baltimore (since 1994); Director of Lakes
                    Environmental Association (environmental
                    protection organization) (1996-2008);
                    Director of Fortis/Hartford mutual funds
                    (1994-December 2001). Oversees 59
                    portfolios in the OppenheimerFunds
                    complex. Mr. Wikler has served on the
                    Board for 5 years, during the course of
                    which he has become familiar with the
                    Fund's (and other Oppenheimer funds')
                    financial, accounting, regulatory and
                    investment matters and has contributed to
                    the Board's deliberations.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Peter I. Wold,      Director and Chairman of Wyoming Enhanced   None        Over $100,000
Trustee since 2005  Oil Recovery Institute Commission
Age: 62             (enhanced oil recovery study) (since
                    2004); President of Wold Oil Properties,
                    Inc. (oil and gas exploration and
                    production company) (since 1994); Vice
                    President of American Talc Company, Inc.
                    (talc mining and milling) (since 1999);
                    Managing Member of Hole-in-the-Wall Ranch
                    (cattle ranching) (since 1979); Director
                    and Chairman of the Denver Branch of the
                    Federal Reserve Bank of Kansas City
                    (1993-1999); and Director of PacifiCorp.
                    (electric utility) (1995-1999). Oversees
                    59 portfolios in the OppenheimerFunds
                    complex. Mr. Wold has served on the Board
                    for 5 years, during the course of which he
                    has become familiar with the Fund's (and
                    other Oppenheimer funds') financial,
                    accounting, regulatory and investment
                    matters and has contributed to the Board's
                    deliberations.
-------------------------------------------------------------------------------------------

      The address of the Officers in the chart below is as follows: for
Messrs. Gilston, Memani, Wong, Glavin, Edwards Keffer and Zack, and Mss.
Bloomberg and Ruffle, Two World Financial Center, 225 Liberty Street, 11th
Floor, New York, NY 10281-1008, for Messrs. Legg, Petersen, Vandehey, and
Wixted and Mss. Bullington and Ives, 6803 S. Tucson Way, Centennial, CO
80112-3924.  Each Officer serves for an indefinite term or until his or her earlier resignation, retirement, death or removal.

--------------------------------------------------------------------------------------
                             Other Officers of the Funds
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Name, Position(s) Held  Principal Occupation(s) During Past 5 Years
with Fund, Length of
Service, Age
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Alan C. Gilston,,       Vice President and portfolio manager of the Manager since
Vice President since    September 1997; Member of the Manager's Risk Management Team
December 2009 and       during various periods. An officer of 11 portfolios in the
Portfolio Manager       OppenheimerFunds complex.
since February 2009
Age: 51
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Krishna Memani,         Senior Vice President and Head of the Investment Grade Fixed
Vice President and      Income Team of the Manager (since March 2009); Managing
Porftolio Manager       Director and Head of the U.S. and European Credit Analyst
since 2010              Team at Deutsche Bank Securities (June 2006-January 2009);
Age: 49                 He was the Chief Credit Strategist at Credit Suisse
                        Securities (August 2002-March 2006);.Managing Director and
                        Senior Portfolio Manager at Putnam Investments (September
                        1998-June 2002); An officer of 10 portfolios in the
                        OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Caleb Wong,             Vice President of the Manager since June 1999; employed in
Vice President and      fixed-income quantitative research and risk management for
Portfolio Manager       the Manager (since July 1996). An officer of 5 portfolios in
since 2005              the OppenheimerFunds complex.
Age: 43
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
William F. Glavin, Jr., Chairman of the Manager (since December 2009); Chief
President and           Executive Officer and Director of the Manager (since January
Principal Executive     2009); President of the Manager (since May 2009); Director
Officer since 2009      of Oppenheimer Acquisition Corp. ("OAC") (the Manager's
Age: 51                 parent holding company) (since June 2009); Executive Vice
                        President (March 2006 - February 2009) and Chief Operating
                        Officer (July 2007 - February 2009) of Massachusetts Mutual
                        Life Insurance Company (OAC's parent company); Director (May
                        2004 - March 2006) and Chief Operating Officer and Chief
                        Compliance Officer (May 2004 - January 2005), President
                        (January 2005 - March 2006) and Chief Executive Officer
                        (June 2005 - March 2006) of Babson Capital Management LLC);
                        Director (March 2005 - March 2006), President (May 2003 -
                        March 2006) and Chief Compliance Officer (July 2005 - March
                        2006) of Babson Capital Securities, Inc. (a broker-dealer);
                        President (May 2003 - March 2006) of Babson Investment
                        Company, Inc.; Director (May 2004 - August 2006) of Babson
                        Capital Europe Limited; Director (May 2004 - October 2006)
                        of Babson Capital Guernsey Limited; Director (May 2004 -
                        March 2006) of Babson Capital Management LLC; Non-Executive
                        Director (March 2005 - March 2007) of Baring Asset
                        Management Limited; Director (February 2005 - June 2006)
                        Baring Pension Trustees Limited; Director and Treasurer
                        (December 2003 - November 2006) of Charter Oak Capital
                        Management, Inc.; Director (May 2006 -September 2006) of
                        C.M. Benefit Insurance Company; Director (May 2008 -June
                        2009) and Executive Vice President (June 2007 -July 2009) of
                        C.M. Life Insurance Company; President (March 2006 -May
                        2007) of MassMutual Assignment Company; Director (January
                        2005 -December 2006), Deputy Chairman (March 2005 -December
                        2006) and President (February 2005 -March 2005) of
                        MassMutual Holdings (Bermuda) Limited; Director (May 2008
                        -June 2009) and Executive Vice President (June 2007 - July
                        2009) of MML Bay State Life Insurance Company; Chief
                        Executive Officer and President (April 2007 -January 2009)
                        of MML Distributors, LLC.; and Chairman (March 2006
                        -December 2008) and Chief Executive Officer (May 2007
                        -December 2008) of MML Investors Services, Inc. An officer of 94 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Thomas W. Keffer,       Senior Vice President of the Manager (since March 1997);
Vice President and      Director of Investment Brand Management (since November
Chief Business Officer  1997); Senior Vice President of OppenheimerFunds
since 2009              Distributor, Inc. (since December 1997). An officer of 94
Age: 54                 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Mark S. Vandehey,       Senior Vice President and Chief Compliance Officer of the
Vice President and      Manager (since March 2004); Chief Compliance Officer of
Chief Compliance        OppenheimerFunds Distributor, Inc., Centennial Asset
Officer since 2005      Management and Shareholder Services, Inc. (since March
Age: 59                 2004); Vice President of OppenheimerFunds Distributor, Inc.,
                        Centennial Asset Management Corporation and Shareholder
                        Services, Inc. (since June 1983). Former Vice President and
                        Director of Internal Audit of the Manager (1997-February
                        2004). An officer of 94 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice President and Treasurer of the Manager (since
Treasurer and           March 1999); Treasurer of the Manager and the following:
Principal Financial &   HarbourView Asset Management Corporation, Shareholder
Accounting Officer      Services, Inc., Oppenheimer Real Asset Management
since 2005              Corporation, and Oppenheimer Partnership Holdings, Inc.
Age: 50                 (March 1999-June 2008), OFI Private Investments, Inc. (March
                        2000-June 2008), OppenheimerFunds International Ltd. (since
                        May 2000), OppenheimerFunds plc (since May 2000), OFI
                        Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust
                        program established by the Manager) (since June 2003);
                        Treasurer and Chief Financial Officer of OFI Trust Company
                        (trust company subsidiary of the Manager) (since May 2000);
                        Assistant Treasurer of the following: OAC (March 1999-June
                        2008),Centennial Asset Management Corporation (March
                        1999-October 2003) and OppenheimerFunds Legacy Program
                        (April 2000-June 2003). An officer of 94 portfolios in the
                        OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Brian Petersen,         Vice President of the Manager (since February 2007);
Assistant Treasurer     Assistant Vice President of the Manager (August
since 2005              2002-February 2007); Manager/Financial Product Accounting of
Age: 39                 the Manager (November 1998-July 2002). An officer of 94
                        portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Stephanie Bullington,   Vice President of the Manager (since January 2010);
Assistant Treasurer     Assistant Vice President of the Manager (October
since 2008              2005-January 2010); Assistant Vice President of ButterField
Age: 33                 Fund Services (Bermuda) Limited, part of The Bank of N.T.
                        Butterfield & Son Limited (Butterfield) (February 2004-June
                        2005); Fund Accounting Officer of Butterfield Fund Services
                        (Bermuda) Limited (September 2003-February 2004). An officer of 94 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Robert G. Zack,         Executive Vice President (since January 2004) and General
Secretary since 2005    Counsel (since March 2002) of the Manager; General Counsel
Age: 61                 and Director of the Distributor (since December 2001);
                        General Counsel of Centennial Asset Management Corporation
                        (since December 2001); Senior Vice President and General
                        Counsel of HarbourView Asset Management Corporation (since
                        December 2001); Secretary and General Counsel of OAC (since
                        November 2001); Assistant Secretary (since September 1997)
                        and Director (since November 2001) of OppenheimerFunds
                        International Ltd. and OppenheimerFunds plc; Vice President
                        and Director of Oppenheimer Partnership Holdings, Inc.
                        (since December 2002); Director of Oppenheimer Real Asset
                        Management, Inc. (since November 2001); Senior Vice
                        President, General Counsel and Director of Shareholder
                        Financial Services, Inc. and Shareholder Services, Inc.
                        (since December 2001); Senior Vice President, General
                        Counsel and Director of OFI Private Investments, Inc. and
                        OFI Trust Company (since November 2001); Vice President of
                        OppenheimerFunds Legacy Program (since June 2003); Senior
                        Vice President and General Counsel of OFI Institutional
                        Asset Management, Inc. (since November 2001); Director of
                        OppenheimerFunds (Asia) Limited (since December 2003);
                        Senior Vice President (May 1985-December 2003), Acting
                        General Counsel (November 2001-February 2002) and Associate
                        General Counsel (May 1981-October 2001) of the Manager;
                        Assistant Secretary of the following: Shareholder Services,
                        Inc. (May 1985-November 2001), Shareholder Financial
                        Services, Inc. (November 1989-November 2001), and
                        OppenheimerFunds International Ltd. (September 1997-November
                        2001). An officer of 94 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Kathleen T. Ives,       Senior Vice President (since May 2009), Deputy General
Assistant Secretary     Counsel (since May 2008) and Assistant Secretary (since
since 2005              October 2003) of the Manager; Vice President (since 1999)
Age: 44                 and Assistant Secretary (since October 2003) of the
                        Distributor; Assistant Secretary of Centennial Asset
                        Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since
                        1999); Assistant Secretary of OppenheimerFunds Legacy
                        Program and Shareholder Financial Services, Inc. (since
                        December 2001); Vice President (June 1998-May 2009); Senior
                        Counsel of the Manager (October 2003-May 2008). An officer of 94 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Lisa I. Bloomberg,      Vice President (since May 2004) and Deputy General Counsel
Assistant Secretary     (since May 2008) of the Manager; Associate Counsel of the
since 2005              Manager (May 2004-May2008) First Vice President (April
Age: 42                 2001-April 2004), Associate General Counsel (December
                        2000-April 2004) of UBS Financial Services Inc. (formerly,
                        PaineWebber Incorporated). An officer of 94 portfolios in
                        the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Taylor V. Edwards,      Vice President and Assistant Counsel of the Manager (since
Assistant Secretary     February 2007); Assistant Vice President and Assistant
since 2008              Counsel of the Manager (January 2006-February 2007);
Age : 42                Formerly an Associate at Dechert LLP (September
                        2000-December 2005). An officer of 94 portfolios in the
                        OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Randy G. Legg,          Vice President (since June 2005) and Associate Counsel
Assistant Secretary     (since January 2007) of the Manager Assistant Vice President
since 2008              (February 2004-June 2005) and Assistant Counsel (February
Age : 44                2004-January 2007) of the Manager. An officer of 94
                        portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Adrienne M. Ruffle,     Vice President (since February 2007) and Associate Counsel
Assistant Secretary     (since May 2009) of the Manager; Assistant Vice President of
since 2008              the Manager (February 2005-February 2007) and Assistant
Age : 32                Counsel (February 2005-April 2009); Associate (September
                        2002-February 2005) at Sidley Austin LLP. An officer of 94 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------

      Remuneration of the Officers and Trustees. The officers and the interested Trustee of the Funds, who are affiliated with the Manager, receive no salary or fee from the Funds. The Independent Trustees' and Mr. Reynolds compensation from the Funds, shown below, is for serving as a Trustee and member of a committee (if applicable), with respect to the Funds' fiscal year ended January 31, 2010. The total compensation from the Funds and fund complex represents compensation, including accrued retirement benefits, for serving as a Trustee and member of a committee (if applicable) of the Boards of the Funds and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2009.

--------------------------------------------------------------------------------------
Name and Other Fund      Aggregate                     Estimated          Total
                                       Retirement
                                        Benefits
                       Compensation    Accrued as       Annual        Compensation
Position(s) (as          From the     Part of Fund   Benefits Upon   From the Funds
applicable)              Funds(1)       Expenses     Retirement(2)  and Fund Complex
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                        Fiscal ,year ended January                     Year ended
                                 31, 2010                           December 31, 2009
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Brian F. Wruble(3)         $ (4)          N/A             N/A        $306,793 ((5))
Chairman of the Board
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
David K. Downes((6))         $            N/A             N/A         $270,557((7))
Audit Committee
Chairman and
Regulatory &
Oversight Committee
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Matthew P. Fink              $            N/A             N/A           $180,000
Regulatory &
Oversight Committee
Chairman and
Governance Committee
Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Phillip A. Griffiths      $ ((8))         N/A             N/A           $201,280
Audit Committee
Member and Regulatory
& Oversight Committee
Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Mary F. Miller
Audit Committee
Member and Governance     $ ((9))         N/A             N/A           $168,000
Committee Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Joel W. Motley           $ (1(0))         N/A             N/A           $180,000
Governance Committee
Chairman and
Regulatory &
Oversight Committee
Member
--------------------------------------------------------------------------------------
Russell S. Reynolds,         $            N/A           $77,288         $140,967
Jr.(11)
--------------------------------------------------------------------------------------
Mary Ann Tynan(13)
Regulatory &
Oversight Committee
Member and Governance    $ ((12))         N/A             N/A         $216,493(13)
Committee Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Joseph M. Wikler         $ ((14))         N/A             N/A           $168,000
Audit Committee
Member and Regulatory
& Oversight Committee
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Peter I. Wold
Audit Committee
Member and Governance  $9,074((15))       N/A             N/A           $168,000
Committee Member
--------------------------------------------------------------------------------------
1.    "Aggregate Compensation From the Fund" includes fees and deferred compensation, if any. The Portfolio Series Fund is composed of four funds:
   Conservative Investor Fund, Moderate Investor Fund, Growth Investor Fund
   and Equity Investor Fund.
2.    "Estimated Annual Benefits Upon Retirement" is based on a straight life payment plan election with the assumption that a Trustee would retire at the age of 75 and would then have been eligible to receive retirement plan benefits with respect to certain New York Board Funds, and in the case of
   Messrs. Downes and Wruble, with respect to ten other Oppenheimer funds that are not New York Board Funds (the "Non-New York Board Funds"). The
   New York Board Funds' retirement plan was frozen effective December 31,
   2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant. A similar plan with respect to the Non-New York Board Funds was frozen effective
   December 31, 2007.
3.    Mr. Wruble became Chairman of the New York Board Funds on December 31,
   2006.
4.    Includes $___ from Conservator Investor Fund, $___ from Moderate
   Investor Fund, $___ from Equity Investor Fund and $___ from Active
   Allocation Fund, respectively, which represents amounts deferred by Mr.
   Wruble under the Compensation Deferral Plan.
5.    Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of the Former Board III Funds.
6.    Mr. Downes was appointed as Trustee of the New York Board Funds on
   August 1, 2007, which was subsequent to the freezing of the New York Board retirement plan.
7.    Includes $90,557 paid to Mr. Downes for serving as a director or trustee of the Former Board III Funds.
8.    Includes $___ from Conservative Investor Fund, $___ from Moderate
   Investor Fund, $___ from Equity Investor Fund and $___ from Active
   Allocation Fund, respectively, which represents amounts deferred by Mr.
   Griffiths under the Compensation Deferral Plan.
9.    Includes $___ from Conservative Investor Fund, $___ from Moderate
   Investor Fund, $___ from Equity Investor Fund and $___ from Active
   Allocation Fund, respectively, which represents amounts deferred by Ms.
   Miller under the Compensation Deferral Plan.
10.   Includes $___ from Conservative Investor Fund, $___ from Moderate
   Investor Fund, $___ from Equity Investor Fund and $___ from Active
   Allocation Fund, respectively, which represents amounts deferred by Mr.
   Motley under the Compensation Deferral Plan.
11.   Mr. Reynolds retired from the Board of the New York Board funds effective December 31, 2009.
12.   Includes $___ from Conservative Investor Fund, $___ from Moderate
   Investor Fund, $___ from Equity Investor Fund and $___ from Active
   Allocation Fund, respectively, which represents amounts deferred by Ms.
   Tynan under the "Compensation Deferral Plan" described below.
13.   Includes $15,703 paid to Ms. Tynan for serving as a director or trustee of the Former Board III Funds.
14.   Includes $___ from Conservative Investor Fund, $___ from Moderate
   Investor Fund, $___ from Equity Investor Fund and $___ from Active
   Allocation Fund, respectively, which represents amounts deferred by Mr.
   Wikler under the "Compensation Deferral Plan" described below.
15.   Includes $___ from Conservative Investor Fund, $___ from Moderate
   Investor Fund, $___ from Equity Investor Fund and $___ from Active
   Allocation Fund, respectively, which represents amounts deferred by Mr.
   Wold under the "Compensation Deferral Plan" described below.

|X|   Retirement Plan for Trustees.  The New York Board Funds adopted a retirement plan that provides for payments to retired Independent Trustees.
Payments are up to 80% of the average compensation paid during a Trustees'
five years of service in which the highest compensation was received. A
Trustee must serve as director or trustee for any of the New York Board Funds for at least seven years to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum benefit.  The
Board has frozen the retirement plan with respect to new accruals as of
December 31, 2006 (the "Freeze Date").  Each Trustee continuing to serve on the Board of any of the New York Board Funds after the Freeze Date (each such
Trustee a "Continuing Board Member") may elect to have his accrued benefits as of that date (i.e., an amount equivalent to the actuarial present value of his benefit under the retirement plan as of the Freeze Date) (i) paid at once or over time, (ii) rolled into the Compensation Deferral Plan described below, or (iii) in the case of Continuing Board Members having at least 7 years of service as of the Freeze Date paid in the form of an annual benefit or joint and survivor annual benefit.  The Board determined to freeze the retirement plan after considering a recent trend among corporate boards of directors to forego retirement plan payments in favor of current compensation.

      |X|   Compensation Deferral Plan. The Board of Trustees has adopted a
Compensation Deferral` Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain New York Board Funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustees under the plan will be determined based upon the amount of compensation deferred and the performance of the selected funds.

      Deferral of the Trustees' fees under the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, a fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred compensation account.

Major Shareholders. As of May __, 2010, the only persons or entities who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were:

Conservative Investor Fund

      MLPF&S for the sole benefit of  its customers, Attn Fund Admn, 4800
Deer Lake Drive East, Floor 3, Jacksonville, FL 32246494, which owned
________ Class C shares (____% of the Class C shares then outstanding).

      Orchard Trust Co. Cust, FBO Oppen RecordkeeperPro, 8515 E. Orchard Rd.,
Greenwood Village, CO 80111-500, which owned ________ Class N shares (____%
of the Class N shares then outstanding).

      MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn, 4800 Deer
Lake Dr. East Floor 3, Jacksonville, FL 32246-6484, which owned ________
Class N shares (____% of the Class N shares then outstanding).

      Taynik & Co., C/O Investors Bank & Trust FPG90, P.O. Box 9130, Boston,
MA 02117-9130, which owned ________ Class Y shares (____% of the Class Y shares then outstanding).

      Orchard Trust Co. Cust, FBO Oppen RecordkeeperPro, 8515 E. Orchard Rd.,
Greenwood Village, CO 80111-500, which owned ________ Class Y shares (____%
of the Class Y shares then outstanding).

      MG Trust Company Cust, Lowell Inc. Profit Sharing, 700 17th Street
Suite 300, Denver, CO 80202-3531, which owned ________ Class Y shares (____%
of the Class Y shares then outstanding).

      LPL Financial Services, FBO: Customer Accounts, Attn Mutual Fund
Operations, P.O. Box 509046, San Diego, CA 92150-9046, which owned ________
Class Y shares (____% of the Class Y shares then outstanding).

      CitiGroup Global Markets, Inc., Attn Cindy Tempesta, 7th Floor 333 West
34th Street, New York, NY 10001-2483, which owned ________ Class Y shares
(5.34% of the Class Y shares then outstanding).

Moderate Investor Fund

      Orchard Trust Co. Cust, FBO Oppen RecordkeeperPro, 8515 E. Orchard Rd.,
Greenwood Village, CO 80111-500, which owned ________ Class N shares (____%
of the Class N shares then outstanding).

      MLPF&S for the sole benefit of its Customers, Attn Fund Admn, 4800 Deer
Lake Dr. East Floor 3, Jacksonville, FL 32246-6484, which owned ________
Class N shares (____% of the Class N share then outstanding).

      Taynik & Co., C/O Investors Bank & Trust FPG90, P.O. Box 9130, Boston,
MA 02117-9130, which owned ________ Class Y shares (____% of the Class Y shares then outstanding).

      Orchard Trust Co. Cust, FBO Oppen RecordkeeperPro, 8515 E. Orchard Rd.,
Greenwood Village, CO 80111-500, which owned ________ Class Y shares (____%
of the Class Y shares then outstanding).

Equity Investor Fund

      Orchard Trust Co. Cust, FBO Oppen RecordkeeperPro, 8515 E. Orchard Rd.,
Greenwood Village, CO 80111-500, which owned ________ Class N shares (____%
of the Class N shares then outstanding).

      MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn, 4800 Deer
Lake Dr. East Floor 3, Jacksonville, FL 32246-6484, which owned ________
Class N shares (____% of the Class N shares then outstanding).

      Taynik & Co., C/O Investors Bank & Trust FPG90, P.O. Box 9130, Boston,
MA 02117-9130, which owned ________ Class Y shares (____% of the Class Y shares then outstanding).

      Orchard Trust Co. Cust, FBO Oppen RecordkeeperPro, 8515 E. Orchard Rd.,
Greenwood Village, CO 80111-500, which owned ________ Class Y shares (____%
of the Class Y shares then outstanding).

      CitiGroup Global Markets, Inc., Attn Cindy Tempesta, 7th Floor, 333
West 34th Street, New York, NY 10001-2483, which owned ________ Class Y shares (____% of the Class Y shares then outstanding.

Active Allocation Fund

      Orchard Trust Co. Cust, FBO Oppen RecordkeeperPro, 8515 E. Orchard Rd.,
Greenwood Village, CO 80111-500, which owned ________ Class N shares (____%
of the Class N shares then outstanding).

      MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn, 4800 Deer
Lake Dr. East Floor 3, Jacksonville, FL 32246-6484, which owned ________
Class N shares (____% of the Class N shares then outstanding).

      Taynik & Co., C/O Investors Bank & Trust FPG90, P.O. Box 9130, Boston,
MA 02117-9130, which owned ________ Class Y shares (____% of the Class Y shares then outstanding).

      Orchard Trust Co. Cust, FBO Oppen RecordkeeperPro, 8515 E. Orchard Rd.,
Greenwood Village, CO 80111-500, which owned ________ Class N shares (____%
of the Class N shares then outstanding).

      LPL Financial, FBO: Customer Accounts, Attn: Mutual Fund Operations,
P.O. Box 509046, San Diego, CA 92150-9046, which owned ________ Class Y shares (____% of the Class Y shares then outstanding).

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

|X|   Code of Ethics. The Trust, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of a Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the
Funds and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      The Code of Ethics is an exhibit to the Trust's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public
Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at
1.202.551.8090. The Code of Ethics can also be viewed as part of the Trust's registration statement on the SEC's EDGAR database at the SEC's website at
www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

|X|   Portfolio Proxy Voting. Each Fund is structured as a fund of funds and, as such, will invest assets in certain of the Underlying Funds.  Accordingly, each Fund, in its capacity as a shareholder in the Underlying Funds, may be requested to vote on matters pertaining to the Underlying Funds. With respect to such shareholder proposals, each Fund will vote its shares in each of its
Underlying Funds in the same proportion as the vote of all other shareholders in that Underlying Fund.

Each of the Underlying Funds has adopted Proxy Voting Policies and
Procedures, which include Proxy Voting Guidelines under which the Underlying
Fund votes proxies relating to securities held by a Fund ("portfolio proxies"). OppenheimerFunds, Inc. generally undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by a
Fund. Each Underlying Fund has retained an independent third party proxy voting agent to vote portfolio proxies in accordance with the Underlying
Fund's Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between the
Underlying Fund and the Manager or the Manager's affiliates or business relationships.  Such a conflict of interest may arise, for example, where the
Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity.  The Manager and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions.  Additionally, the Manager employs the following procedures, as long as OFI determines that the course of action is consistent with the best interests of the Fund and its shareholders: (1) if the proposal that gives rise to the conflict is specifically addressed in the
Proxy Voting Guidelines, the Manager will vote the portfolio proxy in accordance with the Proxy Voting Guidelines, provided that they do not provide discretion to the Manager on how to vote on the matter; (2) if such proposal is not specifically addressed in the Proxy Voting Guidelines or the
Proxy Voting Guidelines provide discretion to the Manager on how to vote, the
Manager will vote in accordance with the third-party proxy voting agent's general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy; and (3) if neither of the previous two procedures provides an appropriate voting recommendation, the Manager may retain an independent fiduciary to advise the Manager on how to vote the proposal or may abstain from voting.  The Proxy Voting Guidelines' provisions with respect to certain routine and non-routine proxy proposals are summarized below:

o     Each Underlying Fund evaluates director nominees on a case-by-case basis, examining the following factors, among others:  composition of the board and key board committees, experience and qualifications, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance and the nominee's investment in the company.
o     Each Underlying Fund generally supports proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure.
o     Each Underlying Fund generally supports proposals asking that a majority of directors be independent.  Each Underlying Fund generally supports proposals asking that a board audit, compensation, and/or nominating committee be composed exclusively of independent directors.
o     Each Underlying Fund generally supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
o     Each Underlying Fund generally supports proposals to allow shareholders the ability to call special meetings.
o     Each Underlying Fund generally supports proposals to allow or make easier shareholder action by written consent.
o     Each Underlying Fund generally votes against proposals to create a new class of stock with superior voting rights.
o     Each Underlying Fund generally votes against proposals to classify a board.
o     Each Underlying Fund generally supports proposals to eliminate cumulative voting.
o     Each Underlying Fund generally opposes re-pricing of stock options without shareholder approval.
o     Each Underlying Fund generally supports proposals to require majority voting for the election of directors.
o     Each Underlying Fund generally supports proposals seeking additional disclosure of executive and director pay information.
o     Each Underlying Fund generally supports proposals seeking disclosure regarding the company's, board's or committee's use of compensation consultants.
o     Each Underlying Fund generally supports "pay-for-performance" proposals that align a significant portion of total compensation of senior executives to company performance.
o     Each Underlying Fund generally supports having shareholder votes on poison pills.
o     Each Underlying Fund generally supports proposals calling for companies to adopt a policy of not providing tax gross-up payments.
o     In the case of social, political and environmental responsibility issues, the Underlying Fund will generally abstain where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.  The
      Underlying Fund generally supports proposals that would clearly have a discernible positive impact on short- or long-term share value, or that would have a presently indiscernible impact on short- or long-term share value but promotes general long-term interests of the company and its shareholders.

Each Fund, and each Underlying Fund, is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than
August 31st of each year. The Funds' Form N-PX filing is available (i)
without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the SEC's website at www.sec.gov.

      |X|   The Investment Advisory Agreement.  The Manager provides
investment advisory and management services to the Funds under an investment advisory agreement between the Manager and the Funds. The Manager selects securities for the Funds' portfolios and handles their day-to-day business.
The portfolio managers of the Funds are employed by the Manager and are the persons who are principally responsible for the day-to-day management of the
Funds' portfolios. Other members of the Manager's investment teams provide the portfolio managers with counsel and support in managing the Funds'
portfolios.

      The agreement requires the Manager, at its expense, to provide the
Funds with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the
Funds. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Funds.

      The Funds pay expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Funds. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs.
The management fees paid by the Funds to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the
Funds as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Funds' net assets represented by that class.
The management fee paid by the Portfolios to the Manager during its last three fiscal years were:

---------------------------------------------------------------------------------
   Fiscal Year ended 01/31      Management Fee Paid to OppenheimerFunds, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
            2008                                      $0
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
            2009                                      $0
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
            2010                                      $
---------------------------------------------------------------------------------

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Funds sustain in connection with matters to which the agreement relates.

The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Trust, the Manager may withdraw the right of the Trust to use the name
"Oppenheimer" as part of its name.

Pending Litigation.  Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds
("Defendant Funds") advised by the Manager and distributed by the Distributor
(but not against the Fund).  The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds.  The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period.  The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund's investment policies were not followed, and that such
Defendant Fund and the other defendants violated federal securities laws and regulations.  The plaintiffs seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses.

      In 2009, lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education
Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys' fees and litigation expenses.

      Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the
Manager, and relate to the alleged investment fraud perpetrated by Bernard
Madoff and his firm ("Madoff"). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others.  They seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses.  None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants.  None of the
Oppenheimer funds invested in any funds or accounts managed by Madoff.

      The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously.  The Defendant Funds'
Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the Trustees named in those suits.  While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the
Oppenheimer funds.

Portfolio Managers. The Funds are managed by a team of investment professionals including Alan Gilston, Krishna Memani and Caleb Wong (each is referred to as a "Portfolio Manager" and collectively they are referred to as the "Portfolio Managers") who are responsible for the day-to-day management of the Fund's investments.

      Other Accounts Managed.  In addition to managing the Fund's investment portfolio, members of the portfolio management team also manage other investment portfolios and other accounts, on behalf of the Manager or its affiliates.  The following table provides information regarding those portfolios and accounts as of January 31, 2010:

Conservative Investor Fund
--------------------------------------------------------------------------------
   Portfolio     RegistereTotal      Other      Total     Other   Total Assets
                                                Assets
                          Assets in             in Other
                          Registered Pooled     Pooled
                 InvestmenInvestment Investment Investment          in Other
                 CompaniesCompanies  Vehicles   Vehicles  Accounts  Accounts
    Manager      Managed  Managed(1)  Managed   Managed(1)Managed Managed(1,2)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Alan Gilston                  $         None      None     None       None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Krishna Memani                $         None      None     None       None
--------------------------------------------------------------------------------

  Moderate Investor Fund
--------------------------------------------------------------------------------
   Portfolio     RegistereTotal      Other      Total     Other   Total Assets
                                                Assets
                          Assets in             in Other
                          Registered Pooled     Pooled
                 InvestmenInvestment Investment Investment          in Other
                 CompaniesCompanies  Vehicles   Vehicles  Accounts  Accounts
    Manager      Managed  Managed(1)  Managed   Managed(1)Managed Managed(1,2)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Alan Gilston                  $         None      None     None       None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Krishna Memani                $         None      None     None       None
--------------------------------------------------------------------------------

  Equity Investor Fund
--------------------------------------------------------------------------------
   Portfolio     RegistereTotal      Other      Total     Other   Total Assets
                                                Assets
                          Assets in             in Other
                          Registered Pooled     Pooled
                 InvestmenInvestment Investment Investment          in Other
                 CompaniesCompanies  Vehicles   Vehicles  Accounts  Accounts
    Manager      Managed  Managed(1)  Managed   Managed(1)Managed Managed(1,2)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Alan Gilston                  $         None      None     None       None
--------------------------------------------------------------------------------

  Active Allocation Fund
--------------------------------------------------------------------------------
   Portfolio     RegistereTotal      Other      Total     Other   Total Assets
                                                Assets
                          Assets in             in Other
                          Registered Pooled     Pooled
                 InvestmenInvestment Investment Investment          in Other
                 CompaniesCompanies  Vehicles   Vehicles  Accounts  Accounts
    Manager      Managed  Managed(1)  Managed   Managed(1)Managed Managed(1,2)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Alan Gilston                  $         None      None     None       None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Krishna Memani                $         None      None     None       None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Caleb Wong                    $         None      None     None       None
--------------------------------------------------------------------------------
  1.  In millions.
  2.  Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

      As indicated above, each of the Portfolio Managers also manages other funds. Potentially, at times, those responsibilities could conflict with the interests of the Funds. That may occur whether the investment strategies of the other funds are the same as, or different from, a Fund's investment objectives and strategies. For example the Portfolio Manager may need to allocate investment opportunities between a Fund and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund that could have a negative impact on the value of securities held by a Fund. Not all funds and accounts advised by the
Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of a Fund, the Manager could have an incentive to favor the other fund. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligations to treat all of its clients, including the Funds, fairly and equitably, and are designed to preclude the
Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Portfolio Managers may manage other funds or accounts with investment objectives and strategies that are similar to those of a Fund, or may manage funds or accounts with investment objectives and strategies that are different from those of a Fund.

     Compensation of the Portfolio Managers.  The Portfolio Managers are
employed and compensated by the Manager, not the Funds.  Under the Manager's
compensation program for its portfolio managers and portfolio analysts, Fund performance is the most important element of compensation with half of annual cash compensation based on relative investment performance results of the funds or accounts they manage, rather than on the financial success of the
Manager. This is intended to align the portfolio managers' and analysts'
interests with the success of the funds and accounts and their shareholders.
The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value.  As of January 31,
2010, each Portfolio Manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and stock appreciation rights in regard to the common stock of the Manager's holding company parent, as well as restricted shares of such common stock. Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The majority (80%) is based on three and five year data, with longer periods weighted more heavily. Below median performance in all three periods results in an extremely low, and in some cases no, performance based bonus. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager's compensation is not based on the total value of the Funds' portfolio assets, although a Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between a Fund and other funds managed by the Portfolio
Managers.  The compensation structure of certain other portfolios managed by the Portfolio Managers may be different from the compensation structure of the Underlying Funds, described above.  The Portfolio Managers' compensation with regard to those portfolios may, under certain circumstances, include an amount based on the amount of the management fee.

     Ownership of Portfolio Shares.  As of January 31, 2010, each Portfolio
Manager beneficially owned shares of the Funds as follows:

         -------------------------------------------------------------
                                                Range of Shares
                                                  Beneficially
         Portfolio Manager                     Owned in the Funds
         -------------------------------------------------------------
         -------------------------------------------------------------
         Alan Gilston                                 None
         -------------------------------------------------------------
         -------------------------------------------------------------
         Krishna Memani                               None
         -------------------------------------------------------------
         -------------------------------------------------------------
         Caleb Wong                                   None
         -------------------------------------------------------------

Brokerage Policies of the Funds

Most of the portfolio transactions of the Funds will be the purchase or sale of securities of the Underlying Funds, which do not involve any commissions or other transaction fees. If a Fund invests in other securities, the Manager will follow the brokerage practices of the Underlying Funds described below.

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement of each Underlying
Fund is to arrange the portfolio transactions for those funds. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Underlying Funds' portfolio transactions. The Manager is authorized to employ broker-dealers, including "affiliated brokers," as that term is defined in the Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Funds to obtain, at reasonable expense, the "best execution" of the
Funds' portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable for the services provided.
The Manager need not seek competitive commission bidding. However, the
Manager is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of each Underlying Fund as established by its Board of Trustees.

      Under the Underlying Funds' investment advisory agreements, in choosing brokers to execute portfolio transactions, the Manager may select brokers
(other than affiliates) that provide both brokerage and research services to the Underlying Funds and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Manager.  The Manager allocates brokerage for each Underlying Fund subject to the provisions of the Underlying Fund's investment advisory agreement and other applicable rules and procedures described below.

      The Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers, together with the portfolio traders' judgment as to the execution capability of the broker or dealer. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Other accounts advised by the Manager have investment policies similar to those of an Underlying Fund. Those other accounts may purchase or sell the same securities as an Underlying Fund at the same time as an Underlying Fund, which could affect the supply and price of the securities. If two or more accounts advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by
(1) directing to that broker or dealer any of the fund's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer
(these latter arrangements are considered to be a type of "step-out"
transaction). In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling the fund's shares.

      However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted (and the
Underlying Funds' Boards of Trustees have approved) procedures that permit the Underlying Funds to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Underlying Funds, subject to the "best execution" considerations discussed above. Those procedures are designed to prevent: (1) the Manager's personnel who effect an Underlying
Fund's portfolio transactions from taking into account a broker's or dealer's promotion or sales of the Underlying Fund's shares when allocating those portfolio transactions, and (2) the Underlying Funds, the Manager and the
Distributor from entering into agreements or understandings under which the
Manager directs or is expected to direct an Underlying Funds' brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the
Underlying Funds' shares or the shares of any of the other Oppenheimer funds.

      The Underlying Funds' investment advisory agreements permit the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to an Underlying Fund and to one or more of the other accounts advised by the Manager or its affiliates.
Investment research may be supplied to the Manager by the broker or by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      Although the Manager currently does not do so, the Board of Trustees of an Underlying Fund may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees of an Underlying Fund may also permit the
Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in an Underlying Fund's portfolio or are being considered for purchase.
The Manager provides information to the Underlying Funds' Boards about the commissions paid to brokers furnishing such services, together with the
Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

During the fiscal year ended January 31, 2010, 2009 and 2008, the Fund paid the total brokerage commissions indicated in the chart below. During the fiscal year ended January 31, 2010, the Fund did not execute any transactions through or pay any commissions to firms that provide research services.

    -------------------------------------------------------------------------
    Fiscal Year Ended January 31   Total Brokerage Commissions Paid by the
                                                    Funds*
    -------------------------------------------------------------------------
    -------------------------------------------------------------------------
                2008                               $69,967
    -------------------------------------------------------------------------
    -------------------------------------------------------------------------
                2009                               $63,750
    -------------------------------------------------------------------------
    -------------------------------------------------------------------------
                2010                                  $
    -------------------------------------------------------------------------
      *     Amounts do not include spreads or commissions on principal transactions on a net trade basis.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Funds, the Distributor acts as the Funds' principal underwriter in the continuous public offering of the Funds' classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges retained by the Distributor on the redemption of shares during each Fund's three most recent fiscal years are shown in the tables below.

Conservative Investor Fund

---------------------------------------------------------------------------------------------
Fiscal Year   Aggregate     Class A    Concessions   Concessions  Concessions   Concessions
              Front-End    Front-End
                Sales        Sales      on Class A   on Class B    on Class C   on Class N
               Charges      Charges       Shares       Shares        Shares       Shares
             on Class A   Retained by  Advanced by   Advanced by  Advanced by   Advanced by
Ended 1/31:    Shares    Distributor(1)Distributor(2Distributor(2)Distributor(2)Distributor
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
    2008     $1,607,059    $457,448      $69,705      $357,878      $215,690      $29,226
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
    2009     $1,315,316    $372,115      $34,986      $335,240      $181,641      $31,754
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
    2010          $            $            $             $            $             $
---------------------------------------------------------------------------------------------

Moderate Investor Fund

---------------------------------------------------------------------------------------------
Fiscal Year   Aggregate     Class A    Concessions   Concessions  Concessions   Concessions
              Front-End    Front-End
                Sales        Sales      on Class A   on Class B    on Class C   on Class N
               Charges      Charges       Shares       Shares        Shares       Shares
             on Class A   Retained by  Advanced by   Advanced by  Advanced by   Advanced by
Ended 1/31:    Shares    Distributor(1)Distributor(2Distributor(2)Distributor(2)Distributor
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
    2008     $4,797,699   $1,489,970     $99,539     $1,387,293     $537,064      $79,381
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
    2009     $3,556,232   $1,101,170     $54,740     $1,091,381     $365,907      $43,471
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
    2010          $            $            $             $            $             $
---------------------------------------------------------------------------------------------

Equity Investor Fund

---------------------------------------------------------------------------------------------
Fiscal Year   Aggregate     Class A    Concessions   Concessions  Concessions   Concessions
              Front-End    Front-End
                Sales        Sales      on Class A   on Class B    on Class C   on Class N
               Charges      Charges       Shares       Shares        Shares       Shares
             on Class A   Retained by  Advanced by   Advanced by  Advanced by   Advanced by
Ended 1/31:    Shares    Distributor(1)Distributor(2Distributor(2)Distributor(2)Distributor
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
    2008     $3,028,377   $1,017,940     $56,528      $937,392      $313,901      $33,452
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
    2009     $2,128,554    $749,026      $24,725      $679,160      $206,499      $21,686
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
    2010          $            $            $             $            $             $
---------------------------------------------------------------------------------------------

Active Allocation Fund

---------------------------------------------------------------------------------------------
Fiscal Year   Aggregate     Class A    Concessions   Concessions  Concessions   Concessions
              Front-End    Front-End
                Sales        Sales      on Class A   on Class B    on Class C   on Class N
               Charges      Charges       Shares       Shares        Shares       Shares
             on Class A   Retained by  Advanced by   Advanced by  Advanced by   Advanced by
Ended 1/31:    Shares    Distributor(1)Distributor(2Distributor(2)Distributor(2)Distributor
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
    2008     $14,108,056  $4,199,482     $242,280    $4,802,472    $1,626,614    $175,187
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
    2009     $8,105,408   $2,534,342     $93,052     $2,857,268     $783,291      $82,009
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
    2010          $            $            $             $            $             $
---------------------------------------------------------------------------------------------

1. Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.
2. The Distributor advances concession payments to financial intermediaries for certain sales of Class A shares and for sales of Class B, Class C and
   Class N shares from its own resources at the time of sale.

Conservative Investor Fund

----------------------------------------------------------------------------
Fiscal Year      Class A          Class B        Class C        Class N
                Contingent      Contingent      Contingent     Contingent
              Deferred Sales  Deferred Sales     Deferred       Deferred
                 Charges          Charges     Sales Charges  Sales Charges
               Retained by      Retained by    Retained by    Retained by
Ended 1/31:    Distributor      Distributor    Distributor    Distributor
----------------------------------------------------------------------------
----------------------------------------------------------------------------
    2008          $1,129          $60,609        $26,919         $6,227
----------------------------------------------------------------------------
----------------------------------------------------------------------------
    2009          $5,349         $167,531        $30,537         $3,323
----------------------------------------------------------------------------
----------------------------------------------------------------------------
    2010            $                $              $              $
----------------------------------------------------------------------------

Moderate Investor Fund

----------------------------------------------------------------------------
Fiscal Year      Class A          Class B        Class C        Class N
                Contingent      Contingent      Contingent     Contingent
              Deferred Sales  Deferred Sales     Deferred       Deferred
                 Charges          Charges     Sales Charges  Sales Charges
               Retained by      Retained by    Retained by    Retained by
Ended 1/31:    Distributor      Distributor    Distributor    Distributor
----------------------------------------------------------------------------
----------------------------------------------------------------------------
    2008         $13,816         $210,014        $40,484         $5,211
----------------------------------------------------------------------------
----------------------------------------------------------------------------
    2009         $18,606         $404,983        $53,021         $8,019
----------------------------------------------------------------------------
----------------------------------------------------------------------------
    2010            $                $              $              $
----------------------------------------------------------------------------

Equity Investor Fund

----------------------------------------------------------------------------
Fiscal Year      Class A          Class B        Class C        Class N
                Contingent      Contingent      Contingent     Contingent
              Deferred Sales  Deferred Sales     Deferred       Deferred
                 Charges          Charges     Sales Charges  Sales Charges
               Retained by      Retained by    Retained by    Retained by
Ended 1/31:    Distributor      Distributor    Distributor    Distributor
----------------------------------------------------------------------------
----------------------------------------------------------------------------
    2008          $5,868         $132,245        $17,722         $1,948
----------------------------------------------------------------------------
----------------------------------------------------------------------------
    2009         $12,198         $171,333        $20,794         $1,908
----------------------------------------------------------------------------
----------------------------------------------------------------------------
    2010            $                $              $              $
----------------------------------------------------------------------------

Active Allocation Fund

----------------------------------------------------------------------------
Fiscal Year      Class A          Class B        Class C        Class N
                Contingent      Contingent      Contingent     Contingent
              Deferred Sales  Deferred Sales     Deferred       Deferred
                 Charges          Charges     Sales Charges  Sales Charges
               Retained by      Retained by    Retained by    Retained by
Ended 1/31:    Distributor      Distributor    Distributor    Distributor
----------------------------------------------------------------------------
----------------------------------------------------------------------------
    2008         $20,189         $672,104        $125,696       $17,578
----------------------------------------------------------------------------
----------------------------------------------------------------------------
    2009         $22,634         $978,862        $110,292       $16,047
----------------------------------------------------------------------------
----------------------------------------------------------------------------
    2010            $                $              $              $
----------------------------------------------------------------------------

Distribution and Service Plans. Each Fund has adopted a Service Plan for
Class A shares and Distribution and Service Plans for Class B, Class C and
Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Funds pay the Distributor for all or a portion of the costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that plan. In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent
Trustees" in this Statement of Additional Information refers to those
Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

      Under the Plans, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the
Manager derives from the advisory fees it receives from the Funds, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Funds' shares. These payments, some of which may be referred to as "revenue sharing," may relate to the Funds' inclusion on a financial intermediary's preferred list of funds offered to its clients.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Board of Trustees and its
Independent Trustees specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Funds automatically convert into Class A shares 72 months after purchase, the Funds must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the plan. That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each Class, voting separately by class.

      While the Plans are in effect, the Treasurer of the Funds shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

      Each plan states that while it is in effect, the selection and nomination of those Trustees of the Funds who are not "interested persons" of the Funds are committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plans, no payment will be made to any recipient in any period in which the aggregate net asset value of all Fund shares held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent
Trustees.

      |X|   Class A Service Plan Fees. Under the Class A service plan, the
Distributor currently uses the fees it receives from the Funds to pay brokers, dealers and other financial institutions (they are referred to as
"recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Funds, assisting in establishing and maintaining accounts in the Funds, making the Funds'
investment plans available and providing other services at the request of the
Funds or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average net assets of Class A shares. The Board has set the rate at that level. The Distributor does not receive or retain the service fee on Class A shares in accounts for which the
Distributor has been listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so, except in the case of the special arrangement described below regarding grandfathered retirement accounts. The Distributor makes payments to plan recipients periodically at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

      The Distributor does not receive or retain the service fee on Class A shares in accounts for which the Distributor has been listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so, except in the case of shares purchased prior to March 1, 2007 with respect to certain group retirement plans that were established prior to March 1, 2001 ("grandfathered retirement plans"). Prior to March 1, 2007, the Distributor paid the 0.25% service fee for grandfathered retirement plans in advance for the first year and retained the first year's service fee paid by the Funds with respect to those shares.
After the shares were held for a year, the Distributor paid the ongoing service fees to recipients on a periodic basis. Such shares are subject to a contingent deferred sales charge if they are redeemed within 18 months. If
Class A shares purchased in a grandfathered retirement plan prior to March 1,
2007 are redeemed within the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the
Distributor a pro rata portion of the advance payment of those fees. For
Class A shares purchased in grandfathered retirement plans on or after March
1, 2007, the Distributor does not make any payment in advance and does not retain the service fee for the first year. Such shares are not subject to the contingent deferred sales charge.

      For the fiscal year ended January 31, 2010 payments under the Class A plan totaled $________ for Conservative Investor Fund, $________ for Moderate
Investor Fund, $_______ for Equity Investor Fund and $________ for Active
Allocation Fund, of which $___, $___, $___ and $___, respectively, was retained by the Distributor under the arrangement described above, regarding grandfathered retirement accounts, and included $________, $_______,
$________ and $________, respectively, paid to an affiliate of the
Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.  The Distributor may not use payments received under the
Class A plans to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

      |X|   Class B, Class C and Class N Distribution and Service Plan Fees.
Under each plan, distribution and service fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Funds under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

      Each Plan permits the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a periodic basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B, Class C or Class N shares are purchased. After the first year Class B, Class C or Class N shares are outstanding, after their purchase, the Distributor makes periodic service fee payments on those shares. The advance payment is based on the net asset value of shares sold.
Shares purchased by exchange do not qualify for the advance service fee payment. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares. Class B, Class C or Class N shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. If the investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares. In those cases, the Distributor retains the asset-based sales charge paid on Class B, Class C or Class N shares, but does not retain any service fees as to the assets represented by that account.

      The asset-based sales charge and service fees increase Class B and
Class C expenses by 1.00% and the asset-based sales charge and service fees increases Class N expenses by 0.50% of the net assets per year of the respective class.

      The Distributor retains the asset-based sales charge on Class B and
Class N shares. The Distributor retains the asset-based sales charge on Class
C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B, Class C or Class
N service fee and the asset-based sales charge to the dealer periodically in lieu of paying the sales concessions and service fee in advance at the time of purchase.

      The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Funds pay the asset-based sales charges to the Distributor for its services rendered in distributing Class B, Class C and Class N shares. The payments are made to the Distributor in recognition that the Distributor:
o     pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o     may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o     employs personnel to support distribution of Class B, Class C and Class
         N shares,
o     bears the costs of sales literature, advertising and prospectuses
         (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses,
o     may not be able to adequately compensate dealers that sell Class B,
         Class C and Class N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o     receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o     may use the payments under the plan to include the Funds in various third-party distribution programs that may increase sales of Fund shares,
o     may experience increased difficulty selling the Funds' shares if payments under the plan are discontinued because most competitor
         Funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Funds, and
o     may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

      The Distributor's actual expenses in selling Class B, Class C and Class
N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from each Fund under the plans. If either the Class B, Class C or Class N plan were to be terminated by a Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

Conservative Investor Fund

-------------------------------------------------------------------------------
  Distribution and Service Fees Paid to the Distributor for the Fiscal Year
                                Ended 1/31/10
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
              Total Payments   Amount Retained  Distributor's   Distributor's
                                                  Aggregate     Unreimbursed
                                                 Unreimbursed   Expenses as %
                                                   Expenses     of Net Assets
                Under Plan      by Distributor    Under Plan      of Class
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class B Plan       $ (1)              $               $               %
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class C Plan       $ (2)              $               $               %
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class N Plan       $ (3)              $               $               %
-------------------------------------------------------------------------------
1.    Includes $_____ paid to an affiliate of the Distributor's parent company.
2.    Includes $_____ paid to an affiliate of the Distributor's parent company.
3.    Includes $_____ paid to an affiliate of the Distributor's parent company.

Moderate Investor Fund

-------------------------------------------------------------------------------
  Distribution and Service Fees Paid to the Distributor for the Fiscal Year
                                Ended 1/31/10
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
              Total Payments   Amount Retained  Distributor's   Distributor's
                                                  Aggregate     Unreimbursed
                                                 Unreimbursed   Expenses as %
                                                   Expenses     of Net Assets
                Under Plan      by Distributor    Under Plan      of Class
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class B Plan       $ (1)              $               $               %
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class C Plan       $ (2)              $               $               %
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class N Plan       $ (3)              $               $               %
-------------------------------------------------------------------------------
1.    Includes $_____ paid to an affiliate of the Distributor's parent company.
2.    Includes $_____ paid to an affiliate of the Distributor's parent company.
3.    Includes $_____ paid to an affiliate of the Distributor's parent company.

Equity Investor Fund

-------------------------------------------------------------------------------
  Distribution and Service Fees Paid to the Distributor for the Fiscal Year
                                Ended 1/31/10
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
              Total Payments   Amount Retained  Distributor's   Distributor's
                                                  Aggregate     Unreimbursed
                                                 Unreimbursed   Expenses as %
                                                   Expenses     of Net Assets
                Under Plan      by Distributor    Under Plan      of Class
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class B Plan       $ (1)              $               $               %
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class C Plan       $ (2)              $               $               %
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class N Plan       $ (3)              $               $               %
-------------------------------------------------------------------------------
1.    Includes $_____ paid to an affiliate of the Distributor's parent company.
2.    Includes $_____ paid to an affiliate of the Distributor's parent company.
3.    Includes $_____ paid to an affiliate of the Distributor's parent company.

Active Allocation Fund

-------------------------------------------------------------------------------
  Distribution and Service Fees Paid to the Distributor for the Fiscal Year
                                Ended 1/31/10
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
   Class:     Total Payments   Amount Retained  Distributor's   Distributor's
                                                  Aggregate     Unreimbursed
                                                 Unreimbursed   Expenses as %
                                                   Expenses     of Net Assets
                Under Plan      by Distributor    Under Plan      of Class
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class B Plan       $ (1)              $               $               %
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class C Plan       $ (2)              $               $               %
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class N Plan       $ (3)              $               $               %
-------------------------------------------------------------------------------
1.    Includes $_____ paid to an affiliate of the Distributor's parent company.
2.    Includes $_____ paid to an affiliate of the Distributor's parent company.
3.    Includes $_____ paid to an affiliate of the Distributor's parent company.

      All payments under the Class B, Class C and Class N plans are subject to the limitations imposed by the Conduct Rules of the FINRA on payments of asset-based sales charges and service fees.

Payments to Fund Intermediaries

      Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of distribution and service (12b-1)
plan payments as described above. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the financial intermediary's clients, also as described in this SAI. In addition, the Manager and the Distributor (including their affiliates) may make payments to financial intermediaries in connection with the intermediaries'
offering and sales of Fund shares and shares of other Oppenheimer funds, or their provision of marketing or promotional support, transaction processing or administrative services. Among the financial intermediaries that may receive these payments are brokers or dealers who sell or hold shares of the
Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan or qualified tuition program administrators, third party administrators, recordkeepers or other institutions that have selling, servicing or similar arrangements with the
Manager or the Distributor. The payments to financial intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

      Types of payments to financial intermediaries include, without limitation, all or portions of the following, and/or the Fund, or an investor buying or selling Fund shares may pay:

o     an initial front-end sales charge, all or a portion of which is payable by the Distributor to financial intermediaries (see the "About Your
      Account" section in the Prospectus);
o     ongoing asset-based distribution and/or service fees (described in the section "About the Fund - Distribution and Service (12b-1) Plans"
      above);
o     shareholder servicing expenses that are paid from Fund assets to reimburse the Manager or the Distributor for Fund expenses they incur for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services
      (including retirement plan and 529 plan administrative services fees).

In addition, the Manager or Distributor may, at their discretion, make the following types of payments from their own respective resources, which may include profits the Manager derives from investment advisory fees paid by the
Fund. Payments are made based on the guidelines established by the Manager and Distributor, subject to applicable law. These payments are often referred to as "revenue sharing" payments, and may include:

o     compensation for marketing support, support provided in offering shares in the Fund or other Oppenheimer funds through certain trading platforms and programs, and transaction processing or other services;
o     other compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA.

      Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, the Manager does not consider a financial intermediary's sales of shares of the Fund or other
Oppenheimer funds when choosing brokers or dealers to effect portfolio transactions for the Fund or other Oppenheimer funds.

Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation:
o     transactional support, one-time charges for setting up access for the
      Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;
o     program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies' variable annuity or variable life insurance products;
o     placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives; or
o     firm support, such as business planning assistance, advertising, or educating a financial intermediary's sales personnel about the
      Oppenheimer funds and shareholder financial planning needs.

      These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other
Oppenheimer funds, or to support the marketing or promotional efforts of the
Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payments may exceed the cost of providing the services. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

      For the year ended December 31, 2009, the following financial intermediaries and/or their respective affiliate (which is some cases are broker-dealers) offered shares of the Oppenheimer funds and received revenue sharing or similar distribution-related payments (subject to a $5,000 annual minimum threshold) from the Manager or Distributor for marketing or program support:

A.G. Edwards and Sons, Inc.                   MetLife Investors Insurance Company -
                                              Security First
Advantage Capital Corporation                 MetLife Securities, Inc.
Aegon USA                                     Minnesota Life Insurance Company
Aetna Life Insurance & Annuity Company        MML Bay State Life Insurance Company
AIG Advisor Group, Inc.                       MML Investor Services, Inc.
AIG Life Variable Annuity Company             MONY Life Insurance Company of America
Allianz Life Insurance Company                Morgan Stanley & Co., Incorporated
Allstate Life Insurance Company               Morgan Stanley Dean Witter
American General Annuity Insurance Company    Morgan Stanley Smith Barney LLC
American Portfolios Financial Services Inc.   Multi-Financial Securities Corporation
Ameriprise Advisor Services, Inc.             Nathan and Lewis Securities, Inc.
Ameriprise Financial Services, Inc.           National Planning Corporation
Ameritas Life Insurance Company               National Planning Holdings, Inc.
Annuity Investors Life Insurance Company      Nationwide Financial Services, Inc.
AXA Advisors, LLC                             New England Securities, Inc.
AXA Equitable Life Insurance Company          New York Life Insurance and Annuity Company
Banc of America Investment Services, Inc.     NFP Securities Inc.
Bank of New York Mellon                       North Ridge Securities Corp.
Cadaret Grant & Co.                           Northwestern Mutual Investment Services,
                                              LLC
Cambridge Investment Research, Inc.           NRP Financial, Inc.
CCO Investment Services Corporation           Oppenheimer & Co. Inc.
Chase Investment Services Corporation         Pacific Life Insurance Co.
Citigroup Global Markets, Inc.                Park Avenue Securities LLC
CitiStreet Advisors LLC                       Pershing LLC
Citizens Bank of Rhode Island                 PFS Investments, Inc.
C.M. Life Insurance Company                   Phoenix Life Insurance Company
Columbus Life Insurance Company               PlanMember Securities
Commonwealth Financial Network                Prime Capital Services, Inc.
CUNA Brokerage Services, Inc.                 Primevest Financial Services, Inc.
CUNA Mutual Insurance Society                 Proequities, Inc.
CUSO Financial Services, LP                   Protective Life and Annuity Insurance
                                              Company
E*TRADE Clearing LLC                          Protective Life Insurance Company
Edward D. Jones and Company, LP               Pruco Securities, LLC
Essex National Securities, Inc.               Prudential Investment Management Services,
                                              Inc.
Federal Kemper Life Assurance Company         Raymond James & Associates, Inc.
Financial Network Investment Corporation      Raymond James Financial Services, Inc.
Financial Services Corporation                RBC Capital Markets Corporation
First Clearing LLC                            RBC Dain Rauscher
First Global Capital Corporation              Robert W. Baird & Co.
FSC Securities Corporation                    Royal Alliance Associates, Inc.
GE Financial Assurance                        Sagepoint Financial Advisors
GE Life and Annuity Company                   Securities America, Inc.
Genworth Financial, Inc.                      Securities Service Network
Glenbrook Life and Annuity Company            Security Benefit Life Insurance Company
GPC Securities Inc.                           Sigma Financial Corp.
Great West Life Insurance Company             Signator Investments, Inc.
Guardian Insurance & Annuity Company          SII Investments, Inc.
H. Beck, Inc.                                 Sorrento Pacific Financial LLC
H.D. Vest Investment Services, Inc.           State Farm VP Management Corp.
Hartford Life & Annuity Insurance Company     State Street Global Markets, LLC
Hartford Life Insurance Company               Stifel, Nicolaus & Company, Inc.
Hewitt Associates LLC                         Sun Life Assurance Company of Canada (U.S.)
HSBC Securities Inc.                          Sun Life Financial Distributors, Inc.
IFC Holdings Inc.                             Sun Life Insurance and Annuity Company
                                              (Bermuda) Ltd.
Independent Financial Group, LLC              Sun Life Insurance and Annuity Company of
                                              New York
ING Financial Advisers, LLC                   Sun Life Insurance Company
ING Financial Partners                        Sun Trust Securities, Inc.
ING Life Insurance & Annuity Co.              Sunamerica Securities, Inc.
Invest Financial Corporation                  SunGard Institutional Brokerage Inc.
Investacorp, Inc.                             SunTrust Bank
Investment Centers of America                 Suntrust Investment Services, Inc.
Janney Montgomery Scott LLC                   Thrivent Financial for Lutherans
Jefferson Pilot Securities Corporation        Thrivent Investment Management, Inc.
JJB Hillard W.L. Lyons, Inc.                  Towers Square Securities, Inc.
JP Morgan Securities, Inc.                    Transamerica Life Insurance Co.
Kemper Investors Life Insurance Company       UBS Financial Services, Inc.
KMS Financial Services Inc.                   Union Central Life Insurance Company
Lasalle Street Securities LLC                 United Planners' Financial Services of
                                              America
Legend Equities Corporation                   Uvest Investment Services
Lincoln Benefit National Life                 Valic Financial Advisors, Inc.
Lincoln Financial Advisors Corporation        Vanderbilt Securities LLC
Lincoln Financial Securities Corporation      VSR Financial Services, Inc.
Lincoln Investment Planning, Inc.             Wachovia Securities, LLC
Lincoln National Life Insurance Company       Walnut Street Securities, Inc.
LPL Financial Corporation                     Wells Fargo Advisors, LLC
Massachusetts Mutual Life Insurance Company   Wells Fargo Investments, LLC
Massmutual Financial Group                    Wescom Financial Services
Merrill Lynch Pierce Fenner & Smith Inc.      Woodbury Financial Services, Inc.
MetLife Investors Insurance Company

      For the year ended December 31, 2009, the following firms (which in some cases are broker-dealers) received payments from the Manager or
Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

A.G. Edwards and Sons, Inc.                   LPL Financial Corporation
Acensus, Inc.                                 Marshall & Ilsley Trust Company, Inc.
ACS HR Solutions LLC                          Massachusetts Mutual Life Insurance Company
ADP Broker-Dealer, Inc.                       Matrix Settlement & Clearance Services
Aetna Life Insurance & Annuity Company        Mercer HR Services
Alliance Benefit Group                        Merrill Lynch Pierce Fenner & Smith Inc.
American Diversified Distribution, LLC        Mesirow Financial, Inc.
American Funds                                Mid Atlantic Capital Co.
American United Life Insurance Co.            Milliman, Inc.
Ameriprise Financial Services, Inc.           Morgan Stanley & Co., Incorporated
Ameritrade, Inc.                              Morgan Stanley Dean Witter
AST Trust Company                             Mutual of Omaha Insurance Company
AXA Equitable Life Insurance Company          National City Bank
Benefit Administration Co.                    National Deferred Compensation
Benefit Consultants Group                     National Financial Services LLC
Benefit Plans Administrative Services, Inc.   National Planning Holdings, Inc.
Benetech, Inc.                                New York Life Insurance and Annuity Company
Boston Financial Data Services, Inc.          Newport Retirement Services
Charles Schwab & Co., Inc.                    Northwest Plan Services Inc.
Citigroup Global Markets, Inc.                Oppenheimer & Co. Inc.
CitiStreet Advisors LLC                       Peoples Securities, Inc.
City National Investments Trust               Pershing LLC
Clark Consulting                              Plan Administrators Inc.
Columbia Management Distributors, Inc.        PlanMember Securities
CPI Qualified Plan Consultants                Primevest Financial Services, Inc.
DA Davidson & Co.                             Principal Life Insurance
Daily Access. Com, Inc.                       Prudential Investment Management Services,
                                              Inc.
Davenport & Company, LLC                      PSMI Group
David Lerner Associates, Inc.                 Raymond James & Associates, Inc.
Digital Retirement Solutions                  Reliance Trust Co.
Diversified Advisors Investments Inc.         Robert W. Baird & Co.
DR, Inc.                                      RSM McGladrey, Inc.
Dyatech, LLC                                  Schwab Retirement Plan Services Company
E*TRADE Clearing LLC                          Scott & Stringfellow, Inc.
Edward D. Jones and Company, LP               Scottrade, Inc.
ExpertPlan.com                                SII Investments, Inc.
Ferris Baker Watts, Inc.                      Southwest Securities, Inc.
Fidelity Brokerage Services, LLC              Standard Insurance Co.
Fidelity Investments Institutional            Standard Retirement Services, Inc.
Operations Co.
Financial Administrative Services Corporation Stanley, Hunt, Dupree & Rhine
First Clearing LLC                            Stanton Group, Inc.
First Global Capital Corporation              Sterne Agee & Leach, Inc.
First Southwest Company                       Stifel Nicolaus & Company, Inc.
First Trust Corp.                             Sun Trust Securities, Inc.
Geller Group Ltd.                             Symetra Investment Services, Inc.
Genworth Financial, Inc.                      T. Rowe Price
Great West Life Insurance Company             The Princeton Retirement Group
H&R Block Financial Advisors, Inc.            The Retirement Plan Company, LLC
H.D. Vest Investment Services, Inc.           Transamerica Retirement Services
Hartford Life Insurance Company               TruSource
Hewitt Associates LLC                         UBS Financial Services, Inc.
ICMA-RC Services LLC                          Unified Fund Services, Inc.
Ingham Group                                  Union Bank & Trust Company
Interactive Retirement Systems                US Clearing Co.
Intuition Systems, Inc.                       USAA Investment Management Co.
Invest Financial Corporation                  USI Consulting Group
Janney Montgomery Scott LLC                   Valic Financial Advisors, Inc.
JJB Hillard W.L. Lyons, Inc.                  Vanguard Group
John Hancock Life Insurance Company           Wachovia Securities, LLC
JP Morgan Securities, Inc.                    Wedbush Morgan Securities
July Business Services                        Wells Fargo Bank NA
Lincoln Benefit National Life                 Wells Fargo Investments, LLC
Lincoln Investment Planning Inc.              Wilmington Trust Company

Performance of the Funds

Explanation of Performance Terminology. The Funds use a variety of terms to illustrate their investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below. You can obtain current performance information by calling the Funds' Transfer Agent at
1.800.225.5677 or by visiting the OppenheimerFunds website at
www.oppenheimerfunds.com.

      The Funds' illustrations of their performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how they are to be calculated. In general, any advertisement by the Funds of their performance data must include the average annual total returns for the advertised class of shares of the Funds.

      Use of standardized performance calculations enables an investor to compare the Funds' performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the
Funds' performance information as a basis for comparison with other investments:

o     Total returns measure the performance of a hypothetical account in a
      Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o     The Funds' performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
o     An investment in the Funds is not insured by the FDIC or any other government agency.
o     The principal value of the Funds' shares, and total returns are not guaranteed and normally will fluctuate on a daily basis.
o     When an investor's shares are redeemed, they may be worth more or less than their original cost.
o     Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Funds are affected by market conditions, the quality of the Funds' investments, the maturity of those investments, the types of investments the Funds holds, and its operating expenses that are allocated to the particular class.

      |X|   Total Return Information. There are different types of "total returns" to measure each Fund's performance. Total return is the change in value of a hypothetical investment in the Funds over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Funds use standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P" in the formula below) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0%
in the sixth year and none thereafter. For Class C shares, the 1.0%
contingent deferred sales charge is deducted for returns for the one-year period. For Class N shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period.

      o  Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending
Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

     1/n
(ERV)
(---) - 1 = Average Annual Total Return
( P )

      o  Average Annual Total Return (After Taxes on Distributions). The
"average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes
(calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Funds during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Funds distributions, but not on the redemption of Fund shares, according to the following formula:

      1/n
(ATV )
(   D)
(----) - 1 = Average Annual Total Return
(  P )

      o  Average Annual Total Return (After Taxes on Distributions and
Redemptions). The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Funds during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period.
It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on
Fund distributions and on the redemption of Fund shares, according to the following formula:

       1/n
(ATV  )
(   DR)
(-----) - 1 = Average Annual Total Return (After Taxes on Distributions and Redemptions)
(  P  )

      o  Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                              ERV - P
                              ------- = Total Return
                                  P

      o  Total Returns at Net Asset Value. From time to time the Funds may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B, Class C or
Class N shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

----------------------------------------------------------------

     The Fund's Total Returns for the Period Ended 1/31/10
----------------------------------------------------------------
----------------------------------------------------------------
Class of  Cumulative Total
             Returns (10
              years or
Shares     life-of-class)   Average Annual Total Returns
----------------------------------------------------------------
----------------------------------------------------------------
                                 1-Year         Life of class
----------------------------------------------------------------
----------------------------------------------------------------
          After    Without  After    Without  After    Without
          Sales    Sales    Sales    Sales    Sales    Sales
           Charge   Charge   Charge   Charge   Charge   Charge
----------------------------------------------------------------
----------------------------------------------------------------
Conservative Investor Fund
----------------------------------------------------------------
----------------------------------------------------------------
Class A*     %        %        %        %        %        %
----------------------------------------------------------------
----------------------------------------------------------------
Class B*     %        %        %        %        %        %
----------------------------------------------------------------
----------------------------------------------------------------
Class C*     %        %        %        %        %        %
----------------------------------------------------------------
----------------------------------------------------------------
Class N*     %        %        %        %        %        %
----------------------------------------------------------------
----------------------------------------------------------------
Class Y*     %        %        %        %        %        %
----------------------------------------------------------------
----------------------------------------------------------------
Moderate Investor Fund
----------------------------------------------------------------
----------------------------------------------------------------
Class A*     %        %        %        %        %        %
----------------------------------------------------------------
----------------------------------------------------------------
Class B*     %        %        %        %        %        %
----------------------------------------------------------------
----------------------------------------------------------------
Class C*     %        %        %        %        %        %
----------------------------------------------------------------
----------------------------------------------------------------
Class N*     %        %        %        %        %        %
----------------------------------------------------------------
----------------------------------------------------------------
Class Y*     %        %        %        %        %        %
----------------------------------------------------------------
----------------------------------------------------------------
Equity Investor Fund
----------------------------------------------------------------
----------------------------------------------------------------
Class A*     %        %        %        %        %        %
----------------------------------------------------------------
----------------------------------------------------------------
Class B*     %        %        %        %        %        %
----------------------------------------------------------------
----------------------------------------------------------------
Class C*     %        %        %        %      -8.05%     %
----------------------------------------------------------------
----------------------------------------------------------------
Class N*     %        %        %        %        %        %
----------------------------------------------------------------
----------------------------------------------------------------
Class Y*     %        %        %        %        %        %
----------------------------------------------------------------
----------------------------------------------------------------
Active Allocation Fund
----------------------------------------------------------------
----------------------------------------------------------------
Class A*     %        %        %        %        %        %
----------------------------------------------------------------
----------------------------------------------------------------
Class B*     %        %        %        %        %        %
----------------------------------------------------------------
----------------------------------------------------------------
Class Cv     %        %        %        %        %        %
----------------------------------------------------------------
----------------------------------------------------------------
Class Nv     %        %        %        %        %        %
----------------------------------------------------------------
----------------------------------------------------------------
Class Y*     %        %        %        %        %        %
----------------------------------------------------------------
          *Inception  of Class A,  Class B,  Class C,  Class N and Class Y for
          each Fund: 04/05/05.

---------------------------------------------------------------
Average Annual Total Returns for Class A* Shares (After Sales
                           Charge)
                For the Periods Ended 1/31/10
---------------------------------------------------------------
---------------------------------------------------------------
                                1-Year      5-Years (or life
                                            of class if less)
---------------------------------------------------------------
---------------------------------------------------------------
Conservative Investor Fund
---------------------------------------------------------------
---------------------------------------------------------------
After Taxes on Distributions       %                %
---------------------------------------------------------------
---------------------------------------------------------------
After Taxes on                     %                %
Distributions and
Redemption of Fund Shares
---------------------------------------------------------------
---------------------------------------------------------------
Moderate Investor Fund
---------------------------------------------------------------
---------------------------------------------------------------
After Taxes on Distributions       %                %
---------------------------------------------------------------
---------------------------------------------------------------
After Taxes on
Distributions and                  %                %
Redemption of Fund Shares
---------------------------------------------------------------
---------------------------------------------------------------
Equity Investor Fund
---------------------------------------------------------------
---------------------------------------------------------------
After Taxes on Distributions       %                %
---------------------------------------------------------------
---------------------------------------------------------------
After Taxes on
Distributions and                  %                %
Redemption of Fund Shares
---------------------------------------------------------------
---------------------------------------------------------------
Active Allocation Fund
---------------------------------------------------------------
---------------------------------------------------------------
After Taxes on Distributions       %                %
---------------------------------------------------------------
---------------------------------------------------------------
After Taxes on
Distributions and                  %                %
Redemption of Fund Shares
---------------------------------------------------------------
         *  Inception  of Class A,  Class B,  Class C, Class N and Class Y for
         each Fund: 04/05/05.

Other Performance Comparisons.  Each Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer
Agent at the addresses or telephone numbers shown on the cover of this
Statement of Additional Information. Each Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X|   Lipper Rankings.  From time to time the Funds may publish the ranking of the performance of their classes of shares by Lipper, Inc.
("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Funds, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the Funds in particular categories.

      |X|   Morningstar Ratings. From time to time the Funds may publish the star rating of the performance of their classes of shares by Morningstar,
Inc., an independent mutual funds monitoring service. Morningstar rates mutual funds in their specialized market sector. Conservative Investor Fund is rated among conservative allocation funds. Moderate Investor Fund is rated among moderate allocation funds. Equity Investor Fund is rated among large blend funds. Active Allocation Fund is rated among moderate allocation funds.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history,
Morningstar calculates a Morningstar Rating(TM)based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges and loads), placing more emphasis on downward variations and rewarding consistent performance. The top
10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar
Rating metrics.

      |X|   Performance Rankings and Comparisons by Other Entities and
Publications. From time to time the Funds may include in its advertisements and sales literature performance information about the Funds cited in newspapers and other periodicals such as The New York Times, The Wall Street
Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar.
The performance of the Funds' classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual funds statistical services.

      Investors may also wish to compare the returns on the Funds' share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills.
However, the Funds' returns and share prices are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return.
Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Funds may publish rankings or ratings of the
Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the
Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

      From time to time the Funds may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Funds and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Funds and the total return performance of other
Oppenheimer funds included in the account. Additionally, from time to time, the Funds' advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,

o     information about the performance of certain securities or commodities markets or segments of those markets,
o     information about the performance of the economies of particular countries or regions,
o     the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o     the availability of different types of securities or offerings of securities,
o     information relating to the gross national or gross domestic product of the United States or other countries or regions,
o     comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Funds.

ABOUT YOUR ACCOUNT

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Funds. Appendix A contains more information about the special sales charge arrangements offered by the Funds, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

When you purchase shares of the Funds, your ownership interest in the shares in the Funds will be recorded as a book entry on the records of the Funds.
The Funds will not issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an
Asset Builder Plan (described below) can be established on a new account.
Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House
("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Funds receive Federal Funds for the purchase through the ACH system before the close of the New York Stock Exchange (the "NYSE"). The NYSE normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the NYSE, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by a Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Funds are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and
Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.
No sales charge is imposed in certain other circumstances described in
Appendix A to this Statement of Additional Information because the
Distributor or dealer or broker incurs little or no selling expenses.

The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals         Oppenheimer Pennsylvania Municipal Fund
Oppenheimer AMT-Free New York
Municipals                              Oppenheimer Portfolio Series:
Oppenheimer Balanced Fund                  Conservative Investor Fund
Oppenheimer Baring SMA International
Fund                                       Moderate Investor Fund
Oppenheimer Core Bond Fund                 Equity Investor Fund
Oppenheimer California Municipal Fund      Active Allocation Fund
                                        Oppenheimer Portfolio Series Fixed Income
Oppenheimer Capital Appreciation Fund   Active Allocation Fund
                                        Oppenheimer Principal Protected Main Street
Oppenheimer Capital Income Fund         Fund
                                        Oppenheimer Principal Protected Main Street
Oppenheimer Champion Income Fund        Fund II
Oppenheimer Commodity Strategy Total    Oppenheimer Principal Protected Main Street
Return Fund                             Fund III
Oppenheimer Convertible Securities Fund Oppenheimer Quest Balanced Fund
                                        Oppenheimer Quest International Value Fund,
Oppenheimer Developing Markets Fund     Inc.
Oppenheimer Discovery Fund              Oppenheimer Quest Opportunity Value Fund
Oppenheimer Emerging Growth Fund        Oppenheimer Real Estate Fund
Oppenheimer Equity Fund, Inc.           Oppenheimer Rising Dividends Fund, Inc.
Oppenheimer Equity Income Fund, Inc.    Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Global Fund                 Oppenheimer Rochester Maryland Municipal Fund
                                        Oppenheimer Rochester Massachusetts Municipal
Oppenheimer Global Opportunities Fund   Fund
Oppenheimer Global Value Fund           Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Gold & Special Minerals
Fund                                    Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer International Bond Fund     Oppenheimer Rochester National Municipals
Oppenheimer International Diversified   Oppenheimer Rochester North Carolina Municipal
Fund                                    Fund
Oppenheimer International Growth Fund   Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer International Small
Company Fund                            Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Limited Term California
Municipal Fund                          Oppenheimer Select Value Fund
Oppenheimer Limited-Term Government
Fund                                    Oppenheimer Senior Floating Rate Fund
Oppenheimer Limited Term Municipal Fund Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Main Street Fund            Oppenheimer SMA Core Bond Fund
Oppenheimer Main Street Opportunity
Fund                                    Oppenheimer SMA International Bond Fund
Oppenheimer Main Street Small Cap Fund  Oppenheimer Strategic Income Fund
Oppenheimer New Jersey Municipal Fund   Oppenheimer U.S. Government Trust
                                        Oppenheimer Value Fund
                                        Limited-Term New York Municipal Fund
                                        Rochester Fund Municipals
LifeCycle Funds
      Oppenheimer Transition 2010 Fund
      Oppenheimer Transition 2015 Fund
      Oppenheimer Transition 2020 Fund
      Oppenheimer Transition 2025 Fund
      Oppenheimer Transition 2030 Fund
      Oppenheimer Transition 2040 Fund
      Oppenheimer Transition 2050 Fund

And the following money market funds:
      Oppenheimer Cash Reserves
      Oppenheimer Institutional Money
Market Fund
      Oppenheimer Money Market Fund,
Inc.

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds.
Under certain circumstances described in this Statement of Additional
Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent (a "Letter"), you may be able to reduce the sales charge rate that applies to your purchases of Class A shares if you purchase Class A, Class B or Class C shares of the Fund or other
Oppenheimer funds or Class A, Class B, Class C, Class G and Class H units purchased in advisor sold Section 529 plans, for which the Manager or the
Distributor serves as the Program Manager or Program Distributor. A Letter is
an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of those shares or units during a 13-month period (the "Letter period"), which begins on the date of the investor's first share purchase following the establishment of the Letter. The sales charge on each purchase of Class A shares during the Letter period will be at the rate that would apply to a single lump-sum purchase of shares in the amount intended to be purchased. In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor does not fulfill the terms of the Letter within the Letter period, he or she agrees to pay the additional sales charges that would have been applicable to the purchases that were made. The investor agrees that shares equal in value to 2% of the intended purchase amount will be held in escrow by the Transfer Agent for that purpose, as described in "Terms of Escrow" below. It is the responsibility of the dealer of record and/or the investor to advise the
Distributor about the Letter when placing purchase orders during the Letter period. The investor must also notify the Distributor or his or her financial intermediary of any qualifying 529 plan holdings.

      To determine whether an investor has fulfilled the terms of a Letter, the Transfer Agent will count purchases of "qualified" Class A, Class B and
Class C shares and Class A, Class B, Class C, Class G and Class H units during the Letter period. Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from the
Fund or other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the Reinvestment Privilege, and purchases of Class A shares of
Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified" shares for satisfying the terms of a Letter. An investor will also be considered to have fulfilled the Letter if the value of the investor's total holdings of qualified shares on the last day of the Letter period equals or exceeds the intended purchase amount.

      If the terms of the Letter are not fulfilled within the Letter period, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted on the first business day following the expiration of the Letter period to reflect the sales charge rates that are applicable to the actual total purchases.

      If total eligible purchases during the Letter period exceed the intended purchase amount and also exceed the amount needed to qualify for the next sales charge rate reduction (stated in the Prospectus), the sales charges paid may be adjusted to that lower rate. That adjustment will only be made if and when the dealer returns to the Distributor the amount of the excess concessions allowed or paid to the dealer over the amount of concessions that are applicable to the actual amount of purchases. The reduced sales charge adjustment will be made by adding to the investors account the number of additional shares that would have been purchased if the lower sales charge rate had been used. Those additional shares will be determined using the net asset value per share in effect on the date of such adjustment.

      By establishing a Letter, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the application used for a Letter, and if those terms are amended to be bound by the amended terms and that any amendments by the Fund will apply automatically to existing Letters. Group retirement plans qualified under section 401(a) of the Internal Revenue Code may not establish a Letter, however defined benefit plans and Single K sole proprietor plans may do so.

|X|   Terms of Escrow That Apply to Letters of Intent.

      1.    Out of the initial purchase, or out of subsequent purchases if necessary, the Transfer Agent will hold in escrow Fund shares equal to 2% of the intended purchase amount specified in the Letter. For example, if the intended purchase amount is $50,000, the escrow amount would be shares valued at $1,000 (computed at the offering price for a $50,000 share purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2.    If the Letter applies to more than one fund account, the investor can designate the fund from which shares will be escrowed. If no fund is selected, the Transfer Agent will escrow shares in the fund account that has the highest dollar balance on the date of the first purchase under the
Letter. If there are not sufficient shares to cover the escrow amount, the
Transfer Agent will escrow shares in the fund account(s) with the next highest balance(s). If there are not sufficient shares in the accounts to which the Letter applies, the Transfer Agent may escrow shares in other accounts that are linked for Right of Accumulation purposes. Additionally, if there are not sufficient shares available for escrow at the time of the first purchase under the Letter, the Transfer Agent will escrow future purchases until the escrow amount is met.

      3.    If, during the Letter period, an investor exchanges shares of the
Fund for shares of another fund (as described in the Prospectus section titled "How to Exchange Shares"), the Fund shares held in escrow will automatically be exchanged for shares of the other fund and the escrow obligations will also be transferred to that fund.

      4.    If the total purchases under the Letter are less than the
intended purchases specified, on the first business day after the end of the
Letter period the Distributor will redeem escrowed shares equal in value to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges that would have been paid if the total purchases had been made at a single time. Any shares remaining after such redemption will be released from escrow.

      5.    If the terms of the Letter are fulfilled, the escrowed shares will be promptly released to the investor at the end of the Letter period.

      6.    By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

      Asset Builder Plans. As indicated in the Prospectus, you normally must establish your Fund account with $1,000. However, you can open a Fund account for as little as $500 if you establish an Asset Builder Plan to automatically purchase additional shares directly from a bank account at the time of your initial share purchase. An Asset Builder Plan is available only if your bank is an ACH member. Under an Asset Builder Plan payments to purchase shares of a Fund will be debited from your bank account automatically. Normally the debit will be made two business days prior to the investment dates you select on your application. Neither the Distributor, the Transfer Agent nor the
Funds will be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      To establish an Asset Builder Plan at the time you initially purchase
Fund shares, complete the "Asset Builder Plan" information on the Account
Application. To establish an Asset Builder Plan for an existing account, use the Asset Builder Enrollment Form. The Account Application and the Asset
Builder Enrollment Form are available by contacting the Distributor or may be downloaded from our website at: www.oppenheimerfunds.com. Before you establish a new Fund account under the Asset Builder Plan, you should obtain a prospectus of the selected fund and read it carefully.

      You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer
Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The minimum additional purchase under a new Asset Builder Plan is $50. For Asset Builder
Plans established prior to November 1, 2002, the minimum additional purchase is $25. Shares purchased by Asset Builder Plan payments are subject to the redemption restrictions for recent purchases described in the Prospectus. An
Asset Builder Plan may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. The Funds reserve the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Funds without sales charges or at reduced sales charge rates, as described in an Appendix to this Statement of Additional Information.
Certain special sales charge arrangements are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an
independent record keeper that has a contact or special arrangement with
Merrill Lynch. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan had less than $1 million in assets invested in applicable investments (other than assets invested in money market funds), than the retirement plan may purchase only Class C shares of the Oppenheimer funds. If on the date the plan sponsor signed the Merrill
Lynch record keeping service agreement the plan had $1 million or more in assets but less than $5 million in assets invested in applicable investments
(other than assets invested in Class N shares of the Oppenheimer funds). If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan had $5 million or more in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class A shares of the Oppenheimer funds.

      OppenheimerFunds has entered into arrangements with certain record keepers whereby the Transfer Agent compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant accounts in a retirement plan. While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

Cancellation of Purchase Orders. Cancellation of purchase orders for the
Funds' shares (for example, when a purchase check is returned to the Funds unpaid) causes a loss to be incurred when the net asset values of the Funds'
shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Funds for the loss, the Distributor will do so. The Funds may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Funds or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Funds represents an interest in the same portfolio of investments of the Funds. However, each class has different shareholder privileges and features. The net income attributable to
Class B, Class C or Class N shares and the dividends payable on Class B,
Class C or Class N shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class
A shares normally are sold subject to an initial sales charge. While Class B,
Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and
Class N shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Funds. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept a purchase order of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase
Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

      Class B, Class C or Class N shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer.

      |X|   Class A Shares Subject to a Contingent Deferred Sales Charge.
Under a special arrangement with the Distributor, for purchases of Class A shares at net asset value whether or not subject to a contingent deferred sales charge as described in the Prospectus, no sales concessions will be paid to the broker-dealer of record on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.
Additionally, that concession will not be paid on Class A share purchases by a retirement plan that are made with the redemption proceeds of Class N shares of an Oppenheimer fund held by the plan for more than 18 months.

      |X|   Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of
Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended.
In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X|   Availability of Class N Shares. In addition to the description of the types of retirement plans which may purchase Class N shares contained in the Prospectus, Class N shares also are offered to the following:

o     to all rollover IRAs (including SEP IRAs and SIMPLE IRAs),
o     to all rollover contributions made to Individual 401(k) plans,
            Profit-Sharing Plans and Money Purchase Pension Plans,
o     to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and
            Ascender retirement plans,
o     to all trustee-to-trustee IRA transfers,
o     to all 90-24 type 403(b) transfers,
o     to Group Retirement Plans (as defined in Appendix A to this Statement of Additional Information) which have entered into a special agreement with the Distributor for that purpose,
o     to Retirement Plans qualified under Sections 401(a) or 401(k) of the
            Internal Revenue Code, the recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor,
o     to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is $500,000 or more,
o     to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and
o     to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose.

      The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:

o     purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds
            (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),
o     purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an
            OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), and
o     on purchases of Class N shares by an OppenheimerFunds-sponsored
            Pinnacle or Ascender 401(k) plan made with the redemption
            proceeds of Class A shares of one or more Oppenheimer funds.

      No sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class N shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

      |X|   Allocation of Expenses. Each Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of each
Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of a Fund's share classes recognizes two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of such Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses,
Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual "Minimum Balance
Fee" is assessed on a Fund account with a share balance valued under $500.
The Minimum Balance Fee is automatically deducted from each such Fund account on or about the second to last business day of September.

      Listed below are certain cases in which each Fund has elected, in its discretion, not to assess the Minimum Balance Fee. These exceptions are subject to change:

o     A Fund account whose shares were acquired after September 30th of the prior year;
o     A Fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class
         A shares the new Class A share account balance may become subject to the Minimum Balance Fee;
o     Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;
o     A Fund account that has only certificated shares and, has a balance below $500 and is being escheated;
o     Accounts of shareholders that are held by broker-dealers under the NSCC
         Fund/SERV system in Networking level 1 and 3 accounts;
o     Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;
o     Omnibus accounts holding shares pursuant to the Pinnacle, Ascender,
         Custom Plus, Record(k)eeper Pro and Pension Alliance Retirement Plan programs;
o     A Fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted; and
o     Accounts held in the Portfolio Builder Program which is offered through certain broker/dealers to qualifying shareholders.

      To access account documents electronically via eDocs Direct, please visit our website homepage at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery (eDocs Direct)" under the heading "I want to...," in the left hand column, or call 1.888.470.0862 for instructions.

      Each Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of each Fund is determined as of the close of business of the NYSE on each day that the NYSE is open. The calculation is done by dividing the value of a Funds' net assets attributable to a class by the number of shares of that class that are outstanding. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a U.S.
holiday). All references to time in this Statement of Additional Information are to "Eastern time." The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther
King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day,
Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

      Dealers other than NYSE members may conduct trading in certain securities on days on which the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Funds'
net asset values will not be calculated on those days, the Funds' net asset values per share may be significantly affected on days when shareholders may not purchase or redeem shares. Additionally, trading on many foreign stock exchanges and in over-the-counter markets normally is completed before the close of the NYSE.

      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of the NYSE, will not be reflected in the Funds' calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the Manager, as applicable, may establish a valuation, under procedures established by the Board and subject to the approval, ratification and confirmation by the Board at its next ensuing meeting.

      |X|   Securities Valuation. The Board of Directors/Trustees of each
Underlying Fund has established procedures for the valuation of such
Underlying Fund's securities. In general those procedures are as follows:

o     Equity securities traded on a U.S. securities exchange are valued as follows:
          (1)if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded as applicable, on that day, or
          (2)if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid"
             and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation date.
o     Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:
          (1)at the last sale price available to the pricing service approved by the Board of Directors/Trustees, or
          (2)at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
          (3)at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.
o     Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked"
         prices determined by a portfolio pricing service approved by each
         Fund's Board of Directors/Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o     The following securities are valued at the mean between the "bid" and
         "asked" prices determined by a pricing service approved by each
         Fund's Board of Directors/Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
          (1)debt instruments that have a maturity of more than 397 days when issued,
          (2)debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
          (3)non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of
             60 days or less.
o     The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
          (1)money market debt securities held by a non-money market funds that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
          (2)debt instruments held by a money market funds that have a remaining maturity of 397 days or less.
o     Securities (including restricted securities) not having
         readily-available market quotations are valued at fair value determined under such Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the
         "bid" price if no "asked" price is available).

      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the applicable Board of Trustees. The pricing service may use "matrix"
comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      The closing prices in the New York foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S.
dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked"
prices on the principal exchange on the valuation date. If not, the value shall be the closing bid price on the principal exchange on the valuation date. If the put, call or future is not traded on an exchange, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid"
price if no "asked" price is available.

      When a Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by a Fund expires, the Fund has a gain in the amount of the premium. If a Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If a Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Sending Redemption Proceeds by Federal Funds Wire. The Federal funds wire of redemption proceeds may be delayed if the Funds' custodian bank is not open for business on a day when the Funds would normally authorize the wire to be made, which is usually the Funds' next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Funds are open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:

o     Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
o     Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Funds or any of the other Oppenheimer funds into which shares of the Funds are exchangeable as described in "How to Exchange Shares" below.
Reinvestment will be at the net asset value next computed after the Transfer
Agent receives the reinvestment order. The shareholder must ask the Transfer
Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C, Class N or Class Y shares. The Funds may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of
Fund shares on which a sales charge was paid are reinvested in shares of the
Funds or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Funds that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind." As stated in the Prospectus, payments for shares tendered for redemption are ordinarily made in cash. However, under certain circumstances, the Board of Trustees of each Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the
Funds to make payment of a redemption order wholly or partly in cash. In that case, the Funds may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Funds, in lieu of cash. The Funds have elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Funds during any 90-day period for any one shareholder.

      If shares are redeemed in kind, the redeeming shareholder would generally receive shares of one or more of the Underlying Funds. Those shares would be subject to the applicable Underlying Fund's normal fees, sales charges, and redemption and exchange policies. If a redemption in kind were made in other types of securities, the shareholder might incur brokerage or other costs in selling the securities for cash. The Funds will value securities used to pay redemptions in kind using the same method the Funds and the Underlying Funds use to value their portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. Each Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (but not less than 30 days). Alternatively, the Board may set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B,
Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from
OppenheimerFunds-sponsored IRAs, SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to
"Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its
address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must:

      (1)   state the reason for the distribution;
      (2)   state the owner's awareness of tax penalties if the distribution is premature; and
      (3)   conform to the requirements of the plan and the Funds' other redemption requirements.

      Participants (other than self-employed plan sponsors) in
OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the
Funds held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

      Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents
(available from the Transfer Agent) must be completed and submitted to the
Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal
Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer
Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Funds, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The
Distributor is each Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the
Distributor receives an order placed by the dealer or broker. However, if the
Distributor receives a repurchase order from a dealer or broker after the close of the NYSE on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the NYSE closes. Normally, the NYSE closes at
4:00 p.m., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 p.m.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors can authorize the Transfer
Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal
Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to
$1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from
OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having
AccountLink privileges (see "How To Buy Shares") may arrange to have
Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic
Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Funds cannot guarantee receipt of a payment on the date requested.
The Funds reserve the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional
Class A share purchases while participating in an Automatic Withdrawal Plan.
Class B, Class C and Class N shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the Class B, Class C or Class N contingent deferred sales charge is waived as described in
Appendix A to this Statement of Additional Information).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below.
These provisions may be amended from time to time by the Funds and/or the
Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X|   Automatic Exchange Plans. Shareholders can authorize the Transfer
Agent to automatically exchange a pre-determined amount of shares of the
Funds for shares (of the same class) of other Oppenheimer funds that offer the exchange privilege on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50. Instructions should be provided on the
OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      |X|   Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal
Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the
Funds nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the
Funds purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the
Funds. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Funds, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder.
Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The
Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current
Prospectus of the Funds. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time. The Funds may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Funds, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      If the Transfer Agent ceases to act as transfer agent for the Funds, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

       As stated in the Prospectus, shares of a particular class of
Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of
Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. The prospectus of each of the Oppenheimer funds indicates which share class or classes that fund offers and provides information about limitations on the purchase of particular share classes, as applicable for the particular fund. You can also obtain a current list showing which funds offer which classes of shares by calling the Distributor at the telephone number indicated on the front cover of this SAI.

      The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose those changes at any time, it will provide you with notice of the changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege, except in extraordinary circumstances.

      |X|   How Exchanges Affect Contingent Deferred Sales Charges. No
contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

o     When Class A shares of any Oppenheimer fund acquired by exchange of
Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged
Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. Except, however, with respect to Class A shares of
Oppenheimer Rochester National Municipals and Rochester Fund Municipals
acquired prior to October 22, 2007, in which case the Class A contingent deferred sales charge is imposed on the acquired shares if they are redeemed within 24 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares.

o     When Class A shares of Oppenheimer Rochester National Municipals and
Rochester Fund Municipals acquired prior to October 22, 2007 by exchange of
Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged
Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior
Floating Rate Fund acquired in the exchange. The Class A shares of
Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating
Rate Fund if they are repurchased before the expiration of the holding period.

o     When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money
Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o     Except with respect to the Class B shares described in the next two paragraphs, the contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

o     With respect to Class B shares of Oppenheimer Limited Term California
Municipal Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Limited
Term Municipal Fund, Limited Term New York Municipal Fund and Oppenheimer
Senior Floating Rate Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

o     With respect to Class B shares of Oppenheimer Cash Reserves that were acquired through the exchange of Class B shares initially purchased in the
Oppenheimer Capital Preservation Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of that initial purchase.

o     With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o     With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans)
is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

o     When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X|   Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the Funds to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that Fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the Funds to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either Fund up to five business days if they determine that they would be disadvantaged by an immediate transfer of the redemption proceeds.
The Funds reserve the right, in their discretion, to refuse any exchange request that may disadvantage them. For example, if the receipt of multiple exchange requests might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Funds, the Funds may refuse the request.

      When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic
Withdrawal Plan, will be switched to the new fund account unless you tell the
Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans
cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this
Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one funds and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Funds, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

      Dividends and Distributions. The Funds have no fixed dividend rate.
There can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Funds' portfolios, and expenses borne by the Funds or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B, Class C and Class N shares are expected to be lower than dividends on Class A and Class Y shares. That is because of the effect of the asset-based sales charge on Class B, Class C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

      If a dividend check or a check representing an automatic withdrawal payment is returned to the Transfer Agent by the Postal Service as undeliverable, it will be reinvested in shares of the Fund. Returned checks for the proceeds of other redemptions will be invested in shares of
Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the
Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

      Some of the Underlying Funds have no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

      Tax Status of the Funds' Dividends, Distributions and Redemptions of
Shares. The federal tax treatment of the Funds' dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the
Funds and their shareholders.

      The tax discussion in the Prospectus and this Statement of Additional
Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below.
Potential purchasers of shares of the Funds are urged to consult their tax advisors with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Funds.

      Generally, the character of the income or capital gains that the Funds receive from the Underlying Funds will pass through to the Funds'
shareholders as long as the Funds and Underlying Funds continue to qualify as regulated investment companies. However, short-term capital gains received from the Underlying Funds will be taxed as ordinary income to the Funds and therefore may not be offset against long-term capital losses of the Funds and foreign tax credits or deductions passed through by the Underlying Funds may not "pass through" to the Funds' shareholders. Additionally, the redemption of Underlying Fund shares by the Funds may be more frequently characterized as a dividend as opposed to a sale or exchange of shares under tax rules applicable to redemptions, thereby resulting in ordinary income without basis offset for the redeeming Fund rather than capital gain. This will have the effect of increasing the amount of ordinary income the Funds must distribute to shareholders.

      Qualification as a Regulated Investment Company. The Funds have elected to be taxed as regulated investment companies under Subchapter M of the
Internal Revenue Code of 1986, as amended. As regulated investment companies, the Funds are not subject to federal income tax on the portion of their net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses)
that they distribute to shareholders. Qualification as a regulated investment company enables a Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a
"double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from a Fund
(unless Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax).

      The Internal Revenue Code contains a number of complex tests relating to qualification that a Fund might not meet in a particular year. If a Fund did not qualify as a regulated investment company, it would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

      To qualify as a regulated investment company, a Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. Each Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below.
Distributions by a Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, a Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income including net income derived from an interest in a qualified publicly traded partnership.

      In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of its assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, such Fund must not have invested more than 5% of the value of its total assets in securities of such issuer and the
Fund must not hold more than 10% of the outstanding voting securities of such issuer. No more than 25% of the value of a Fund's total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships as defined in the Internal Revenue Code. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

      Excise Tax on Regulated Investment Companies. Under the Internal
Revenue Code, by December 31 each year, each Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, such
Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Funds will meet those requirements. To meet this requirement, in certain circumstances the Funds might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for a Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      Taxation of Fund Distributions. The Funds anticipate distributing substantially all of their investment company taxable income for each taxable year. Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. Distributions comprised of dividends from domestic corporations and certain foreign corporations (generally, corporations incorporated in a possession of the
United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock is readily tradable on an established securities market in the United States) are treated as "qualified dividend income" eligible for taxation at a maximum tax rate of 15% in the hands of non-corporate shareholders. A certain portion of the Underlying
Funds' dividends when paid to the Funds may be eligible for treatment as qualified dividend income when paid to noncorporate shareholders of the
Funds. In order for dividends paid by a Fund to be qualified dividend income, the respective Underlying Fund must meet holding period and certain other requirements with respect to the dividend-paying stocks in its portfolio, such Fund must meet the holding period and other requirements with respect to the Underlying Fund shares, and the non-corporate shareholder must meet holding period and certain other requirements with respect to the Fund's shares. To the extent that an Underlying Fund or a Fund engages in securities lending with respect to stock paying qualified dividend income, the ability to pay qualified dividend income to shareholders will be limited.

      Special provisions of the Internal Revenue Code govern the eligibility of a Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by a Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the
Fund derives from portfolio investments that such Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent a Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

      The Funds may either retain or distribute to shareholders their net capital gain for each taxable year. The Funds currently intend to distribute any such amounts although their ability to do so will depend on whether the
Underlying Funds distribute such gains. If net long-term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the distributing Fund before the shareholder acquired his or her shares.

      If a Fund elects to retain its net capital gain, it will be subject to tax on it at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the respective Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

      Investment income that may be received by certain Underlying Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle an Underlying Fund to a reduced rate of, or exemption from, taxes on such income. The Funds will not be able to pass through certain foreign tax credits or deductions that would otherwise be available to a shareholder in an Underlying Fund.

      Distributions by the Funds that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders of each Fund will be advised annually as to the U.S.
federal income tax consequences of distributions made (or deemed made) during the year. If any prior distributions must be re-characterized as a non-taxable return of capital at the end of a Fund's fiscal year, such distributions will be identified as such in notices sent to shareholders.

      Distributions by the Funds will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the applicable Fund (or of another fund).
Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

      Each Fund will be required in certain cases to withhold 28% of ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). Any tax withheld by a
Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

      Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the same Fund
(including through dividend reinvestment) within 30 days before or after the redemption.

      In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal
Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

      Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the applicable Fund is effectively connected with the conduct of a U.S.
trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

      Ordinary income dividends that are paid by a Fund (and are deemed not
"effectively connected income") to foreign persons will be subject to a U.S.
tax withheld by that Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. Any tax withheld by a Fund is remitted by the Fund to the U.S.
Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year with a copy sent to the IRS.

      If the ordinary income dividends from a Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status. If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person. Any tax withheld by the
Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

      The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein.
Foreign shareholders are urged to consult their own tax advisors or the U.S.
Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of the U.S.
withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of a Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds into which the Funds' shares may be exchanged. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent or his or her financial intermediary in writing and must have an existing account in the fund selected for reinvestment.
Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds may be invested in shares of the Fund on the same basis.

Additional Information About the Funds

The Distributor. The Funds' shares are sold through dealers, brokers and other financial institutions that have a sales agreement with
OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Funds' Distributor. The Distributor also distributes shares of the other
Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Funds' Transfer Agent, is
a division of the Manager. It is responsible for maintaining the Funds'
shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. Citibank, N.A. is the custodian of the Funds' assets. The custodian's responsibilities include safeguarding and controlling the Funds'
portfolio securities and handling the delivery of such securities to and from the Funds. It is the practice of the Funds to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Funds' cash balances with the custodian in excess of $250,000 are not protected by the federal deposit insurance corporation ("FDIC"). The FDIC protected amount will fall to $100,000 on
January 1, 2014 unless the higher limit is extended by legislation. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. KPMG LLP serves as the
Independent Registered Public Accounting Firm for the Funds. KPMG LLP audits the Funds' financial statements and performs other related audit services.
KPMG LLP also act as the independent registered public accounting firm for certain other Funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Funds must be pre-approved by the Audit Committee.

                                  Appendix A

        OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class
A shares of the Oppenheimer funds or the contingent deferred sales charge
("CDSC") that may apply to Class A, Class B or Class C shares may be waived.(1)  That is because of the economies of sales efforts realized by
OppenheimerFunds Distributor, Inc., (referred to in this document as the
"Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
          1) plans created or qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,
         2) non-qualified deferred compensation plans,
         3) employee benefit plans(2),
         4) Group Retirement Plans(3),
         5) 403(b)(7) custodial plan accounts, and
         6) Individual Retirement Accounts ("IRAs"), including traditional
            IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this document as the
"Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
I.    Applicability of Class A Contingent Deferred Sales Charges in Certain
   Cases
------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to
Initial Sales Charge but May Be Subject to the Class A Contingent Deferred
Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of shares of Oppenheimer Rochester
National Municipals and Rochester Fund Municipals purchased prior to October
22, 2007) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this
Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the
Prospectus under "Class A Contingent Deferred Sales Charge."(4) This waiver provision applies to:
|_|   Purchases of Class A shares aggregating $1 million or more.
|_|   Purchases of Class A shares, prior to March 1, 2007, by a Retirement
         Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1,
         2001. That included plans (other than IRA or 403(b)(7) Custodial
         Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|   Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
         2) by a direct rollover of a distribution from a qualified
            Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_|   Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
         1) The record keeping is performed by Merrill Lynch Pierce Fenner &
            Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the
            Retirement Plan. On the date the plan sponsor signs the
            record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch
            Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by MLIM (the funds described in (a) and (b)
            are referred to as "Applicable Investments").
         2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement
            Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable
            Investments.
         3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
II.   Waivers of Class A Sales Charges of Oppenheimer Funds
------------------------------------------------------------------------------

A.    Waivers of Initial and Contingent Deferred Sales Charges for Certain
Purchasers.

Class A shares purchased by the following investors are not subject to any
Class A sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   The Manager or its affiliates.
|_|   Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews;
            relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_|   Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the
            Distributor for that purpose.
|_|   Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|   Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the
            Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|   Dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing
            specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|   Investment advisers and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|   "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial
            intermediary that has made special arrangements with the
            Distributor for those purchases.
|_|   Clients of investment advisers or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment adviser or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements .
            Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|   Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|   Accounts for which Oppenheimer Capital (or its successor) is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|   A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|   Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_|   Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the
            Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those
            purchases.
|_|   Effective March 1, 2007, purchases of Class A shares by a Retirement
            Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to
            March 1, 2001. That included plans (other than IRA or 403(b)(7)
            Custodial Plans) that: 1) bought shares costing $500,000 or more,
            2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the
            Distributor that it projects to have annual plan purchases of
            $200,000 or more.
|_|   Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from Retirement Plans.
|_|   Purchases of Class A shares by former shareholders of Atlas Strategic
            Income Fund in any Oppenheimer fund into which shareholders of
            Oppenheimer Strategic Income Fund may exchange.

B.    Waivers of the Class A Initial and Contingent Deferred Sales Charges in
Certain Transactions.

1.    Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the
   Distributor on such purchases):
|_|   Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|   Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by
            recordkeepers.
|_|   Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.
|_|   Shares purchased in amounts of less than $5.

2.    Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of
   0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):
|_|   Retirement Plans that have $5 million or more in plan assets.
|_|   Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C.    Waivers of the Class A Contingent Deferred Sales Charge for Certain
Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|   To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_|   Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder
            Account Rules and Policies," in the applicable fund Prospectus).
|_|   For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
1)    Following the death or disability (as defined in the Internal Revenue
                  Code) of the participant or beneficiary. The death or
                  disability must occur after the participant's account was
                  established.
2)    To return excess contributions.
3)    To return contributions made due to a mistake of fact.
4)    Hardship withdrawals, as defined in the plan.(5)
5)    Under a Qualified Domestic Relations Order, as defined in the Internal
                  Revenue Code, or, in the case of an IRA, a divorce or
                  separation agreement described in Section 71(b) of the
                  Internal Revenue Code.
6)    To meet the minimum distribution requirements of the Internal Revenue
                  Code.
7)    To make "substantially equal periodic payments" as described in Section
                  72(t) of the Internal Revenue Code.
8)    For loans to participants or beneficiaries.
9)    Separation from service.(6)
10)   Participant-directed redemptions to purchase shares of a mutual fund
                  (other than a fund managed by the Manager or a subsidiary
                  of the Manager) if the plan has made special arrangements
                  with the Distributor.
11)   Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an
                  OppenheimerFunds-sponsored IRA.
|_|   For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|   For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
|_|   For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks,
            broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the
            Distributor.
|_|   At the sole discretion of the Distributor, the contingent deferred sales charge may be waived for redemptions of shares requested by the shareholder of record within 60 days following the
            termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.
III.  Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer
Funds
---------------------------------------------------------------------------------

The Class B, Class C and Class N CDSCs will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.    Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N CDSCs will be waived for redemptions of shares in the following cases:
|_|   Shares redeemed involuntarily, as described in "Shareholder Account
            Rules and Policies," in the applicable Prospectus.
|_|   Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was
            established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|   The CDSCs are generally not waived following the death or disability of a grantor or trustee for a trust account. The CDSCs will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the Internal Revenue Code).
|_|   Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|   At the sole discretion of the Distributor, the contingent deferred sales charge may be waived for redemptions of shares requested by the shareholder of record within 60 days following the
            termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.
|_|   Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|   Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|   Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.
|_|   Distributions(7) from Retirement Plans or other employee benefit plans for any of the following purposes:
            1) Following the death or disability (as defined in the Internal
               Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
               established in an Oppenheimer fund.
            2) To return excess contributions made to a participant's account.
            3) To return contributions made due to a mistake of fact.
            4) To make hardship withdrawals, as defined in the plan.(8)
            5) To make distributions required under a Qualified Domestic
               Relations Order or, in the case of an IRA, a divorce or
               separation agreement described in Section 71(b) of the
               Internal Revenue Code.
            6) To meet the minimum distribution requirements of the Internal
               Revenue Code.
            7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
            8) For loans to participants or beneficiaries.(9)
            9) On account of the participant's separation from service.(10)
            10)   Participant-directed redemptions to purchase shares of a
               mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
            11)   Distributions made on account of a plan termination or
               "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
            12)   For distributions from a participant's account under an
               Automatic Withdrawal Plan after the participant reaches age
               59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
            13)   Redemptions of Class B shares under an Automatic Withdrawal
               Plan for an account other than a Retirement Plan, if the
               aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
|_|   Redemptions of Class B shares or Class C shares under an Automatic
            Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.    Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|   Shares sold to the Manager or its affiliates.
|_|   Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the
            Manager or the Distributor for that purpose.
|_|   Shares issued in plans of reorganization to which the Fund is a party.
|_|   Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in
            Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV.   Special Sales Charge Arrangements for Shareholders of Certain
   Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds
-------------------------------------------------------------------------------

For shareholders of the Quest for Value Funds who acquired shares prior to
November 24, 1995 and still hold those shares (or shares of an Oppenheimer fund into which any Quest for Value Fund was reorganized), any initial and contingent deferred sales charges will be waived if requested by the shareholder.

V.    Special Sales Charge Arrangements for Shareholders of Certain
   Oppenheimer Funds Who Were Shareholders of Connecticut Mutual
   Investment Accounts, Inc.
---------------------------------------------------------------------------

For shareholders of the Connecticut Mutual Investment Accounts who acquired shares prior to March 1, 1996 and still hold those shares (or shares of an
Oppenheimer fund into which any Connecticut Mutual Investment Account was reorganized), any initial and contingent deferred sales charges will be waived if requested by the shareholder.
VI.   Special Reduced Sales Charge for Former Shareholders of Advance America
   Funds, Inc.
------------------------------------------------------------------------------

For shareholders of the Advanced America Funds who acquired shares prior to
October 18, 1991 and still hold those shares (or shares of an Oppenheimer fund into which any Advanced America Fund was reorganized), any initial and contingent deferred sales charges will be waived if requested by the shareholder.

                                   Appendix B

                             RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the
nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate.
The summaries below are based upon publicly available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")

Long-Term Ratings: Bonds and Preferred Stock Issuer Ratings

Aaa: Bonds and preferred stock rated "Aaa" are judged to be the best quality.
They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

A: Bonds and preferred stock rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations.
Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured.
Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds and preferred stock rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

Prime Rating System (Short-Term Ratings - Taxable Debt)
These ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The
McGraw-Hill Companies, Inc.

Long-Term Issue Credit Ratings
Issue credit ratings are based in varying degrees, on the following considerations:
o     Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
o     Nature of and provisions of the obligation; and
o     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
      The issue ratings definitions are expressed in terms of default risk.
As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated "AAA" has the highest rating assigned by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA:  An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: An obligation rated `BB', `B', `CCC', `CC', and `C' is regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: Subordinated debt or preferred stock obligations rated "C" are currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+)
or minus (-) sign to show relative standing within the major rating categories.

c: The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The `r' highlights derivative, hybrid, and certain other obligations that
Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and
interest-only and principal-only mortgage securities. The absence of an `r'
symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the
Currency, bonds rated in the top four categories (`AAA', `AA', `A', and
`BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general

Short-Term Issue Credit Ratings
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by
Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D"
rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Notes:

A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

o     Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
o     Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency"
ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

International Long-Term Credit Ratings
The following ratings scale applies to foreign currency and local currency ratings.

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk.
The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and
"D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D"
have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

International Short-Term Credit Ratings
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+"to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                    Appendix C

                        QUALIFYING HYBRID INSTRUMENTS

Section 2(f) of the Commodities Exchange Act (the "Act") ("Exclusion for
qualifying hybrid instruments")

(1)   In general

   Nothing in this chapter (other than section 16(e)(2)(B) of this title)
   governs or is applicable to a hybrid instrument that is predominantly a security.

(2)   Predominance.

   A hybrid instrument shall be considered to be predominantly a security if -

      (A)the issuer of the hybrid instrument receives payment in full of the purchase price of the hybrid instrument, substantially
      contemporaneously with delivery of the hybrid instrument;

      (B)the purchaser or holder of the hybrid instrument is not required to make any payment to the issuer in addition to the purchase price paid under subparagraph (A), whether as margin, settlement payment, or otherwise, during the life of the hybrid instrument or at maturity;

      (C)the issuer of the hybrid instrument is not subject by the terms of the instrument to mark-to-market margining requirements; and

      (D)the hybrid instrument is not marketed as a contract of sale of a commodity for future delivery (or option on such a contract) subject to this chapter.

(3)   Mark-to-market margining requirements.

      For the purposes of paragraph (2)(C), mark-to-market margining requirements do not include the obligation of an issuer of a secured debt instrument to increase the amount of collateral held in pledge for the benefit of the purchaser of the secured debt instrument to secure the repayment obligations of the issuer under the secured debt instrument.

CFTC Rule 34.3 Hybrid Instrument Exemption

(a) A hybrid instrument is exempt from all provisions of the Act and any person or class of persons offering, entering into, rendering advice or rendering other services with respect to such exempt hybrid instrument is exempt for such activity from all provisions of the Act (except in each case
Section 2(a)(1)(B)), provided the following terms and conditions are met:

(1)   The instrument is:

   (i) An equity or debt security within the meaning of Section 2(l) of the
   Securities Act; or

   (ii) A demand deposit, time deposit or transaction account within the meaning of 12 CFR 204.2(b)(1), (c)(1) and (e), respectively, offered by an insured depository institution as defined in Section 3 of the Federal
   Deposit Insurance Act; an insured credit union as defined in Section 101 of the Federal Credit Union Act; or a Federal or State branch or agency of a foreign bank as defined in Section 1 of the International Banking Act;

(2)   The sum of the commodity-dependent values of the commodity-dependent components is less than the commodity-independent value of the commodity-independent component;

(3)   Provided that:

   (i) An issuer must receive full payment of the hybrid instrument's purchase price, and a purchaser or holder of a hybrid instrument may not be required to make additional out-of-pocket payments to the issuer during the life of the instrument or at maturity; and

   (ii) The instrument is not marketed as a futures contract or a commodity option, or, except to the extent necessary to describe the functioning of the instrument or to comply with applicable disclosure requirements, as having the characteristics of a futures contract or a commodity option; and

   (iii) The instrument does not provide for settlement in the form of a delivery instrument that is specified as such in the rules of a designated contract market;

(4)   The instrument is initially issued or sold subject to applicable federal or state securities or banking laws to persons permitted thereunder to purchase or enter into the hybrid instrument.

                                     Appendix D
                         QUALIFYING SWAP TRANSACTIONS
Section 2(g) of the Commodities Exchange Act (the "Act") ("Excluded swap transactions")

      No provision of this chapter (other than section 7a (to the extent provided in section 7a(g) of this title), 7a-1, 7a-3, or 16(e)(2) of this title) shall apply to or govern any agreement, contract, or transaction in a commodity other than an agricultural commodity if the agreement, contract, or transaction is -

      (1) entered into only between persons that are eligible contract participants at the time they enter into the agreement, contract, or transaction;

      (2) subject to individual negotiation by the parties; and

      (3) not executed or traded on a trading facility.

CFTC Rule 35.2 Exemption

      A swap agreement is exempt from all provisions of the Act and any person or class of persons offering, entering into, rendering advice, or rendering other services with respect to such agreement, is exempt for such activity from all provisions of the Act (except in each case the provisions of Sections 2(a)(1)(B), 4b, and 4o of the Act and Section 32.9 of this chapter as adopted under Section 4c(b) of the Act, and the provisions of
Sections 6(c) and 9(a)(2) of the Act to the extent these provisions prohibit manipulation of the market price of any commodity in interstate commerce or for future delivery on or subject to the rules of any contract market), provided the following terms and conditions are met:

      (a) the swap agreement is entered into solely between eligible swap participants at the time such persons enter into the swap agreement;

      (b) the swap agreement is not part of a fungible class of agreements that are standardized as to their material economic terms;

      (c) the creditworthiness of any party having an actual or potential obligation under the swap agreement would be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost, or credit enhancement terms of the swap agreement; and

      (d) the swap agreement is not entered into and traded on or through a multilateral transaction execution facility;

      Provided, however, that paragraphs (b) and (d) of Rule 35.2 shall not be deemed to preclude arrangements or facilities between parties to swap agreements, that provide for netting of payment obligations resulting from such swap agreements nor shall these subsections be deemed to preclude arrangements or facilities among parties to swap agreements, that provide for netting of payments resulting from such swap agreements; provided further, that any person may apply to the Commission for exemption from any of the provisions of the Act (except 2(a)(1)(B)) for other arrangements or facilities, on such terms and conditions as the Commission deems appropriate, including but not limited thereto, the applicability of other regulatory regimes.

Oppenheimer Portfolio Series

Internet Website
      www.oppenheimerfunds.com

Investment Advisor
      OppenheimerFunds, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1.800.CALL OPP(225.5677)

Custodian Bank
      Citibank, N.A.
      111 Wall Street
      New York, New York 10005

Independent Registered Public Accounting Firm
      KPMG llp
      707 Seventeenth Street
      Denver, Colorado 80202

Legal Counsel
      Kramer Levin Naftalis & Frankel LLP
      1177 Avenue of the Americas
      New York, New York 10036

[GRAPHIC OMITTED]

PX540.001.0510

(1) In the case of Oppenheimer Senior Floating Rate Fund, a
continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to
"redemptions" mean "repurchases" of shares.
(2) An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
(3) The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement
Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
(4) However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a
Retirement Plan that pays for the purchase with the redemption proceeds of
Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
(5) This provision does not apply to IRAs.
(6) This provision only applies to qualified retirement plans and 403(b)(7)
custodial plans after your separation from service in or after the year you reached age 55.
(7) The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
(8) This provision does not apply to IRAs.
(9) This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.
(10) This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

OPPENHEIMER PORTFOLIO SERIES

FORM N-1A

PART C

OTHER INFORMATION

Item 28. - Exhibits

(a)     (i)     Declaration of Trust dated November 30, 2004: Previously filed with Registrant’s Initial Registration Statement, 12/20/04, and incorporated herein by reference.

   (ii)     Amendment No. 1 to the Declaration of Trust dated 01/02/07: Previously filed with Registrant’s Post-Effective Amendment No. 2, 05/25/07, and incorporated herein by reference.

(b)     By-Laws: Previously filed with Registrant’s Initial Registration Statement, 12/20/04, and incorporated herein by reference.

(c)     (i)     Conservative Investor Fund Specimen Class A Share Certificate: Previously filed with Registrant’s Pre-Effective Amendment No. 1, 3/29/05, and incorporated herein by reference.

(ii)     Conservative Investor Fund Specimen Class B Share Certificate: Previously filed with Registrant’s Pre-Effective Amendment No. 1, 3/29/05, and incorporated herein by reference.

(iii)     Conservative Investor Fund Specimen Class C Share Certificate: Previously filed with Registrant’s Pre-Effective Amendment No. 1, 3/29/05, and incorporated herein by reference.

(iv)     Conservative Investor Fund Specimen Class N Share Certificate: Previously filed with Registrant’s Pre-Effective Amendment No. 1, 3/29/05, and incorporated herein by reference.

(v)     Conservative Investor Fund Specimen Class Y Share Certificate: Previously filed with Registrant’s Pre-Effective Amendment No. 1, 3/29/05, and incorporated herein by reference.

(vi)     Moderate Investor Fund Specimen Class A Share Certificate: Previously filed with Registrant’s Pre-Effective Amendment No. 1, 3/29/05, and incorporated herein by reference.

(vii)     Moderate Investor Fund Specimen Class B Share Certificate: Previously filed with Registrant’s Pre-Effective Amendment No. 1, 3/29/05, and incorporated herein by reference.

(viii)     Moderate Investor Fund Specimen Class C Share Certificate: Previously filed with Registrant’s Pre-Effective Amendment No. 1, 3/29/05, and incorporated herein by reference.

(ix)     Moderate Investor Fund Specimen Class N Share Certificate: Previously filed with Registrant’s Pre-Effective Amendment No. 1, 3/29/05, and incorporated herein by reference.

(x)     Moderate Investor Fund Specimen Class Y Share Certificate: Previously filed with Registrant’s Pre-Effective Amendment No. 1, 3/29/05, and incorporated herein by reference.

(xi)     Equity Investor Fund Specimen Class A Share Certificate: Previously filed with Registrant’s Pre-Effective Amendment No. 1, 3/29/05, and incorporated herein by reference.

(xii)     Equity Investor Fund Specimen Class B Share Certificate: Previously filed with Registrant’s Pre-Effective Amendment No. 1, 3/29/05, and incorporated herein by reference.

(xiii)     Equity Investor Fund Specimen Class C Share Certificate: Previously filed with Registrant’s Pre-Effective Amendment No. 1, 3/29/05, and incorporated herein by reference.

(xiv)     Equity Investor Fund Specimen Class N Share Certificate: Previously filed with Registrant’s Pre-Effective Amendment No. 1, 3/29/05, and incorporated herein by reference.

(xv)     Equity Investor Fund Specimen Class Y Share Certificate: Previously filed with Registrant’s Pre-Effective Amendment No. 1, 3/29/05, and incorporated herein by reference.

(xvi)     Active Allocation Fund Specimen Class A Share Certificate: Previously filed with Registrant’s Pre-Effective Amendment No. 1, 3/29/05, and incorporated herein by reference.

(xvii)     Active Allocation Fund Specimen Class B Share Certificate: Previously filed with Registrant’s Pre-Effective Amendment No. 1, 3/29/05, and incorporated herein by reference.

(xviii)     Active Allocation Fund Specimen Class C Share Certificate: Previously filed with Registrant’s Pre-Effective Amendment No. 1, 3/29/05, and incorporated herein by reference.

(xix)     Active Allocation Fund Specimen Class N Share Certificate: Previously filed with Registrant’s Pre-Effective Amendment No. 1, 3/29/05, and incorporated herein by reference.

(xx)     Active Allocation Fund Specimen Class Y Share Certificate: Previously filed with Registrant’s Pre-Effective Amendment No. 1, 3/29/05, and incorporated herein by reference.

(d)     Investment Advisory Agreement dated December 8, 2004: Previously filed with Registrant’s Initial Registration Statement, 12/20/04, and incorporated herein by reference.

(e)     (i)     Conservative Investor Fund General Distributor’s Agreement dated December 8, 2004: Previously filed with Registrant’s Initial Registration Statement, 12/20/04, and incorporated herein by reference.

(ii)     Moderate Investor Fund General Distributor’s Agreement dated December 8, 2004: Previously filed with Registrant’s Initial Registration Statement, 12/20/04, and incorporated herein by reference.

(iii)     Equity Investor Fund General Distributor’s Agreement dated December 8, 2004: Previously filed with Registrant’s Initial Registration Statement, 12/20/04, and incorporated herein by reference.

(iv)     Active Allocation Fund General Distributor’s Agreement dated December 8, 2004: Previously filed with Registrant’s Initial Registration Statement, 12/20/04, and incorporated herein by reference.

(v)     Form of Dealer Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 10/23/06, and incorporated herein by reference.

(vi)     Form of Broker Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 10/23/06, and incorporated herein by reference.

(vii)     Form of Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 10/23/06, and incorporated herein by reference.

(viii)     Form of Trust Company Fund/SERV Purchase Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

(ix)     Form of Trust Company Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 10/23/06, and incorporated herein by reference.

(f)     (i)     Amended and Restated Retirement Plan for Non-Interested Trustees or Directors dated 1/01/05: Previously filed with the Registrant’s Post-Effective Amendment No. 4, (05/29/09), and incorporated herein by reference.

   (ii)     Amended & Restated Compensation Deferral Plan for Eligible Trustees, effective 1/1/08: Previously filed with the Registrant’s Post-Effective Amendment No. 4, (05/29/09), and incorporated herein by reference.

(g)     (i) Global Custodial Services Agreement dated July 15, 2003, as amended July 26, 2007 between Registrant and Citibank, N.A.: Previously filed with the Post-Effective Amendment No. 1 to the Registration Statement of Oppenheimer Rochester Arizona Municipal Fund (Reg. No. 333-132778), 07/26/07, and incorporated herein by reference.

     (ii) Amended and Restated Foreign Custody Manager Agreement dated May 31, 2001, as amended July 15, 2003, between Registrant and Citibank, N.A: Previously filed with the Pre-Effective Amendment No. 1 to the Registration Statement of Oppenheimer International Large-Cap Core Trust (Reg. No. 333-106014), 8/5/03, and incorporated herein by reference.

(h)     Not applicable.

(i)     Opinion and Consent of Counsel dated 03/31/05: Previously filed with the Registrant’s Pre-Effective Amendment No. 2, 04/01/05, and incorporated herein by reference.

(j)     Consent of Independent Registered Public Accounting Firm: To be filed by amendment.

(k)     Not applicable.

(l)     Investment Letter from OppenheimerFunds, Inc. to Registrant dated 04/01/05: Previously filed with the Registrant’s Pre-Effective Amendment No. 2, 04/01/05, and incorporated herein by reference.

(m)     (i)     Amended and Restated Service Plan and Agreement for Conservative Investor Fund Class A shares dated 10/26/05: Previously filed with the Registrant’s Post-Effective Amendment No. 1, 05/30/06, and incorporated herein by reference.

(ii)     Amended and Restated Distribution and Service Plan and Agreement for Conservative Investor Fund Class B shares dated 10/26/05: Previously filed with the Registrant’s Post-Effective Amendment No. 1, 05/30/06, and incorporated herein by reference.

(iii)     Amended and Restated Distribution and Service Plan and Agreement for Conservative Investor Fund Class C shares dated 10/26/05: Previously filed with the Registrant’s Post-Effective Amendment No. 1, 05/30/06, and incorporated herein by reference.

(iv)     Amended and Restated Distribution and Service Plan and Agreement for Conservative Investor Fund Class N shares dated 10/26/05: Previously filed with the Registrant’s Post-Effective Amendment No. 1, 05/30/06, and incorporated herein by reference.

(v)     Amended and Restated Service Plan and Agreement for Moderate Investor Fund Class A shares dated 10/26/05: Previously filed with the Registrant’s Post-Effective Amendment No. 1, 05/30/06, and incorporated herein by reference.

(vi)     Amended and Restated Distribution and Service Plan and Agreement for Moderate Investor Fund Class B shares dated 10/26/05: Previously filed with the Registrant’s Post-Effective Amendment No. 1, 05/30/06, and incorporated herein by reference.

(vii)     Amended and Restated Distribution and Service Plan and Agreement for Moderate Investor Fund Class C shares dated 10/26/05: Previously filed with the Registrant’s Post-Effective Amendment No. 1, 05/30/06, and incorporated herein by reference.

(viii)     Amended and Restated Distribution and Service Plan and Agreement for Moderate Investor Fund Class N shares dated 10/26/05: Previously filed with the Registrant’s Post-Effective Amendment No. 1, 05/30/06, and incorporated herein by reference.

(ix)     Amended and Restated Service Plan and Agreement for Equity Investor Fund Class A shares dated 10/26/05: Previously filed with the Registrant’s Post-Effective Amendment No. 1, 05/30/06, and incorporated herein by reference.

(x)     Amended and Restated Distribution and Service Plan and Agreement for Equity Investor Fund Class B shares dated 10/26/05: Previously filed with the Registrant’s Post-Effective Amendment No. 1, 05/30/06, and incorporated herein by reference.

(xi)     Amended and Restated Distribution and Service Plan and Agreement for Equity Investor Fund Class C shares dated 10/26/05: Previously filed with the Registrant’s Post-Effective Amendment No. 1, 05/30/06, and incorporated herein by reference.

(xii)     Amended and Restated Distribution and Service Plan and Agreement for Equity Investor Fund Class N shares dated 10/26/05: Previously filed with the Registrant’s Post-Effective Amendment No. 1, 05/30/06, and incorporated herein by reference.

(xiii)     Amended and Restated Service Plan and Agreement for Active Allocation Fund Class A shares dated 10/26/05: Previously filed with the Registrant’s Post-Effective Amendment No. 1, 05/30/06, and incorporated herein by reference.

(xiv)     Amended and Restated Distribution and Service Plan and Agreement for Active Allocation Fund Class B shares dated 10/26/05: Previously filed with the Registrant’s Post-Effective Amendment No. 1, 05/30/06, and incorporated herein by reference.

(xv)     Amended and Restated Distribution and Service Plan and Agreement for Active Allocation Fund Class C shares dated 10/26/05: Previously filed with the Registrant’s Post-Effective Amendment No. 1, 05/30/06, and incorporated herein by reference.

(xvi)     Amended and Restated Distribution and Service Plan and Agreement for Active Allocation Fund Class N shares dated 10/26/05: Previously filed with the Registrant’s Post-Effective Amendment No. 1, 05/30/06, and incorporated herein by reference.

(n)     Oppenheimer Funds Multiple Class Plan under Rule 18f-3 updated through 9/17/09: Previously filed with the Post-Effective Amendment No. 16 to the Registration Statement of Oppenheimer Main Street Small Cap Fund (Reg. No. 333-78269), (10/02/09), and incorporated herein by reference.

(o)     Power of Attorney dated March 3, 2010 for all Trustees/Directors and Officers: Previously filed with the Post-Effective Amendment No. 21 to the Registration Statement of Oppenheimer International Growth Fund (Reg. No. 333-00201), (3/24/10), and incorporated herein by reference.

(p)     Amended and Restated Code of Ethics of the Oppenheimer Funds dated November 30, 2007 under Rule 17j-1 of the Investment Company Act of 1940: Previously filed with Post Effective Amendment No. 65 to the Registration Statement of Oppenheimer Quest For Value Funds, (Reg No. 33-15489), (2/24/10), and incorporated herein by reference.

Item 29. Persons Controlled by or Under Common Control with the Fund

None.

Item 30. - Indemnification

Reference is made to the provisions of Article Seven of Registrant’s Declaration of Trust filed as Exhibit 23(a) to the Registrant’s Initial Registration Statement, 12/20/04, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31. - Business and Other Connections of the Investment Adviser

(a)     OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Parts A and B hereof and listed in Item 26(b) below.

(b)     There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.
Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Timothy L. Abbuhl, Vice President	Treasurer of Centennial Asset Management Corporation; Vice President and Assistant Treasurer of OppenheimerFunds Distributor, Inc.
Patrick Adams Vice President	None
Robert Agan, Senior Vice President

Senior Vice President of Shareholder Financial Services, Inc. and Shareholders Services, Inc.; Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and OFI Private Investments Inc.

Obi Akunwafor, Assistant Vice President	Formerly Senior Associate at Goldman Sachs & Co. (January 2000 – January 2008).
Carl Algermissen, Vice President & Associate Counsel	Assistant Secretary of Centennial Asset Management Corporation.
Victor Alino, Vice President	None
Michael Amato, Vice President	None
Nicole Andersen, Assistant Vice President	None
Raymond Anello, Vice President	Formerly Portfolio Manager of Dividend Strategy/Sector Analyst for Energy/Utilities at RS Investments (June 2007- April 2009).
Janette Aprilante, Vice President & Secretary

Secretary (since December 2001) of: Centennial Asset Management Corporation, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation (since June 2003), Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Shareholder Services, Inc., Trinity Investment Management Corporation (since January 2005), OppenheimerFunds Legacy Program, OFI Private Investments Inc. (since June 2003) and OFI Institutional Asset Management, Inc. (since June 2003). Assistant Secretary of OFI Trust Company (since December 2001).

Hany S. Ayad, Vice President	None
Paul Aynsley, Vice President	None
James F. Bailey, Senior Vice President	Senior Vice President of Shareholder Services, Inc. (since March 2006).
Robert Baker, Vice President	None
John Michael Banta, Assistant Vice President	None
Michael Barnes, Assistant Vice President	None
Adam Bass, Assistant Vice President	None
Kevin Baum, Senior Vice President	None
Jeff Baumgartner, Vice President	Vice President of HarbourView Asset Management Corporation.
Marc Baylin, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Todd Becerra, Assistant Vice President	None
Kathleen Beichert, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Gerald Bellamy, Vice President	None
Emanuele Bergagnini, Vice President	Assistant Vice President of OFI Institutional Asset Management, Inc.
Robert Bertucci, Assistant Vice President: Rochester Division	None
Rajeev Bhaman, Senior Vice President	Vice President of OFI Institutional Asset Management, Inc.
Adam Bierstedt, Assistant Vice President	Formerly a manager in the Business Controller Group at OppenheimerFunds, Inc. (February 2006 – January 2010).
Craig Billings, Vice President	None
Mark Binning, Assistant Vice President	None
Julie Blanchard, Assistant Vice President	None
Beth Bleimehl, Assistant Vice President	None
Lisa I. Bloomberg, Senior Vice President & Deputy General Counsel	Assistant Secretary of Oppenheimer Real Asset Management, Inc.
Veronika Boesch, Vice President	None
Chad Boll, Vice President	None
Michelle Borre Massick, Vice President	None
Lori E. Bostrom, Senior Vice President & Deputy General Counsel	Assistant Secretary of OppenheimerFunds Legacy Program.
John Boydell, Vice President	None
Donal Brishnoi, Assistant Vice President	Formerly an Analyst at Moore Capital Management (April 2007 – December 2008).
Richard Britton, Vice President	None
Garrett C. Broadrup, Vice President & Associate Counsel	None
Michael Bromberg, Assistant Vice President	None
Holly Broussard, Vice President	None
Jack Brown, Vice President	None
Roger Buckley, Assistant Vice President	None
Joy Budzinski, Vice President	None
Carla Buffulin, Assistant Vice President	None
Stephanie Bullington, Assistant Vice President	None
Paul Burke, Vice President	None
Mark Burns, Vice President	None
JoAnne Butler, Assistant Vice President	None
Christine Calandrella, Assistant Vice President	None
Michael Camarella, Assistant Vice President	None
Dale Campbell, Assistant Vice President	None
Jason Carter, Assistant Vice President	None
Debra Casey, Vice President	None
Lisa Chaffee, Vice President	None
Ronald Chibnik, Vice President	None
Patrick Sheng Chu, Assistant Vice President	None
Brett Clark, Vice President	None
Jennifer Clark, Assistant Vice President	Assistant Vice President at Shareholder Financial Services, Inc., Shareholder Services, Inc., and OFI Private Investments Inc.
H.C. Digby Clements, Senior Vice President: Rochester Division	None
Thomas Closs, Assistant Vice President	None
David Cole, Assistant Vice President	None
Eric Compton, Assistant Vice President	None
Gerald James Concepcion, Assistant Vice President	None
Cheryl Corrigan, Assistant Vice President	None
Scott Cottier, Vice President: Rochester Division	None
William Couch, Assistant Vice President	None
Geoffrey Craddock Senior Vice President	Formerly Senior Vice President and Head of Market Risk Management for CIBC.
Terry Crady, Assistant Vice President	Formerly IT Development Manager at OppenheimerFunds, Inc.
Roger W. Crandall, Director	President, Director and Chief Executive Officer of Massachusetts Mutual Life Insurance Company
Jerry Cubbin, Vice President

Formerly a Consultant at National Australia Bank, (May 2009 – October 2009), a Consultant at Magnitude Capital, (November 2008 – May 2009) and a Managing Director at Brown Brothers Harriman (March 2001 – July 2008).

George Curry, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Kevin Dachille, Vice President	None
Rushan Dagli, Vice President	Vice President of OFI Private Investments Inc., Shareholder Financial Services, Inc. and Shareholder Services, Inc.
John Damian, Senior Vice President	None
Peter Dao, Vice President	None
Jason Davis, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc.
Robert Dawson, Assistant Vice President	None
John Delano, Vice President	None
Kendra Delisa, Assistant Vice President	None
Alessio de Longis, Assistant Vice President	Formerly Sr. Research Analyst (February 2008 – April 2009).
Damaris De Los Santos, Assistant Vice President	None
Richard Demarco, Assistant Vice President	None
Mark Demitry, Vice President	None
Craig P. Dinsell, Executive Vice President	None
Randall C. Dishmon, Vice President	None
Rebecca K. Dolan, Vice President	None
Steven D. Dombrower, Vice President	Senior Vice President of OFI Private Investments Inc.; Vice President of OppenheimerFunds Distributor, Inc.
Andrew Donohue, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc. (2007 – June 2009).
Alicia Dopico, Vice President	None
Andrew Doyle, Senior Vice President	Formerly First Vice President, head of Global Wealth Management Rewards and Information Services at Bank of America (March 2006 – March 2009).
Thomas Doyle, Assistant Vice President	None
Bruce C. Dunbar, Senior Vice President	None
Robert Dunphy, Assistant Vice President	Formerly Intermediate Analyst at OppenheimerFunds, Inc (August 2004 – May 2009).
Brian Dvorak, Vice President	None
Richard Edmiston, Vice President	None
Taylor Edwards, Vice President & Associate Counsel	None
Peter Ellman, Assistant Vice President	None
Christopher Emanuel, Vice President	None
Daniel R. Engstrom, Vice President	None
James Robert Erven, Assistant Vice President	None
George R. Evans, Senior Vice President & Director of International Equities	None
Kim Evans, Vice President	Formerly an Owner of Evans Consulting Group, LLC (February 2000 – August 2009) and a Managing Member of Cranbury Design Center, LLC (February 2000 – February 2009).
Kathy Faber, Assistant Vice President	None
David Falicia, Assistant Vice President	Assistant Secretary (as of July 2004) of HarbourView Asset Management Corporation.
Rachel Fanopoulos, Assistant Vice President	None
Matthew Farkas, Vice President and Associate Counsel	None
Kristie Feinberg, Vice President and Assistant Treasurer

Assistant Treasurer of Oppenheimer Acquisition Corp., Centennial Asset Management Corp., OFI Institutional Asset Management Inc. and OFI Institutional Asset Management; Treasurer of OppenheimerFunds Legacy Program, Oppenheimer Real Asset Management, Inc.

William Ferguson, Assistant Vice President	None
Emmanuel Ferreira, Vice President	None
Steven Fling, Assistant Vice President	None
David Foxhoven, Senior Vice President	Assistant Vice President of OppenheimerFunds Legacy Program; Vice President of HarbourView Asset Management Corporation.
Arnella Forde, Assistant Vice President	Formerly Managing Editor / Communications Consultant at Franklin Templeton Investments (September 2007 – March 2009).
Colleen M. Franca, Vice President	None
Debbie Francis, Assistant Vice President	Previously employed at OppenheimerFunds, Inc (August 2007 – August 2009).
Dominic Freud, Vice President	None
Marcus Franz, Vice President	None
Hazem Gamal, Vice President	None
Charles Gapay, Assistant Vice President	None
Anthony W. Gennaro, Jr., Vice President

Formerly a sector manager for media, internet and telecom and a co-portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC (October 2006 – April 2009.)

Timothy Gerlach, Assistant Vice President	None
Alan C. Gilston, Vice President	None
Jacqueline Girvin-Harkins, Assistant Vice President	None
William F. Glavin, Jr., Chairman, Chief Executive Officer, President and Director	Formerly Executive Vice President and co-Chief Operating Officer of MassMutual Financial Group.
Jill E. Glazerman, Senior Vice President	None
Kevin Glenn, Assistant Vice President	None
Manind Govil, Senior Vice President	Formerly portfolio manager with RS Investment Management Co. LLC (October 2006 – May 2009).
Raquel Granahan, Senior Vice President	Senior Vice President of OFI Private Investments Inc.; Vice President of OppenheimerFunds Distributor, Inc., and OppenheimerFunds Legacy Program.
Robert B. Grill, Senior Vice President	None
Marilyn Hall, Vice President	None
Cheryl Hampton, Vice President	Formerly Vice President and Director of Mutual Fund and Hedge Fund Operations at Calamos Advisors LLC (March 2007 – September 2009).
Kelly Haney, Assistant Vice President	None
Jason Harubin, Assistant Vice President	None
Steve Hauenstein, Assistant Vice President	None
Thomas B. Hayes, Vice President	None
Bradley Hebert, Assistant Vice President	None
Heidi Heikenfeld, Assistant Vice President	None
Annika Helgerson, Assistant Vice President	None
Kenneth Herold, Assistant Vice President	None
Daniel Herrmann, Vice President	Vice President of OFI Private Investments Inc.
Benjamin Hetrick, Assistant Vice President	None
Dennis Hess, Vice President	None
Joseph Higgins, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Dorothy F. Hirshman, Vice President	None
Daniel Hoelscher, Assistant Vice President	None
Eivind Holte, Vice President	None
Craig Holloway, Assistant Vice President	None
Lucienne Howell, Vice President	None
Brian Hourihan, Vice President & Deputy General Counsel

Assistant Secretary of Oppenheimer Real Asset Management, Inc., HarbourView Asset Management Corporation, OFI Institutional Asset Management, Inc. (since April 2006) and Trinity Investment Management Corporation.

Edward Hrybenko, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Jason Hubersberger, Vice President	None
Kevin Andrew Huddleston, Assistant Vice President	None
Scott T. Huebl, Vice President	Assistant Vice President of OppenheimerFunds Legacy Program.
Douglas Huffman, Assistant Vice President	None
Margaret Hui, Vice President	None
Dana Hunter, Assistant Vice President	None
John Huttlin, Vice President

Senior Vice President (Director of the International Division) (since January 2004) of OFI Institutional Asset Management, Inc.; Director (since June 2003) of OppenheimerFunds International Distributor Limited.

James G. Hyland, Assistant Vice President	None
Kelly Bridget Ireland, Vice President	None
Kathleen T. Ives, Senior Vice President, Deputy General Counsel & Assistant Secretary

Vice President and Assistant Secretary of OppenheimerFunds Distributor, Inc. and Shareholder Services, Inc.; Assistant Secretary of Centennial Asset Management Corporation, OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc.

Frank V. Jennings, Senior Vice President	None
Lisa Kadehjian, Assistant Vice President	None
Rezo Kanovich, Vice President	None
Amee Kantesaria, Vice President and Assistant Counsel	None
Thomas W. Keffer, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.
Sean Keller, Vice President	None
James Kennedy, Senior Vice President	None
Michael Keogh, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
John Kiernan, Vice President & Marketing Compliance Manager	None
Audrey Kiszla, Vice President	None
Daniel Kohn, Vice President	None
Samuel Koren, Vice President and Deputy General Counsel	Formerly Managing Director of the Litigation and Regulatory Group at Bear, Stearns; Attorney at Cleary Gottlieb Steen & Hamilton.
Martin S. Korn, Senior Vice President	None
Michael Kotlartz, Vice President	None
Brian Kramer, Vice President	None
Magnus Krantz, Vice President	Formerly an Analyst at RS Investments (December 2005 – May 2009).
Alexander Kurinets, Assistant Vice President	None
Gloria LaFond, Assistant Vice President	None
Lisa Lamentino, Vice President	None
Tracey Lange, Vice President	Vice President of OppenheimerFunds Distributor, Inc. and OFI Private Investments Inc.
Eric Larson, Vice President	Formerly Senior Equity Trader at RS Investments (October 2006 – May 2009).
Gayle Leavitt, Assistant Vice President	None
Christopher M. Leavy, Executive Vice President & Chief Investment Officer, Equities	Senior Vice President of OFI Private Investments Inc., OFI Institutional Asset Management, Inc., and Trinity Investment Management Corporation.
Johnny C. Lee, Vice President & Assistant Counsel	Formerly Vice President at Morgan Stanley Investment Management, Inc. (August 2006 – February 2009).
Victor Lee, Vice President	None
Young-Sup Lee, Vice President	Formerly a Vice President at Morgan Stanley (July 2006- July 2008).
Randy Legg, Vice President & Associate Counsel	None
Michael Leskinen, Vice President	Formerly Senior Sector Analyst (December 2007 – February 2009).
Michael S. Levine, Vice President	None
Brian Levitt, Vice President	None
Justin Leverenz, Vice President	None
William M. Levey, Assistant Vice President & Assistant Counsel	Formerly an attorney at Seward & Kissel LLP (September 2005 – April 2009).
Gang Li, Vice President	None
Shanquan Li, Vice President	None
Julie A. Libby, Senior Vice President	Senior Vice President and Chief Operating Officer of OFI Private Investments Inc.
Daniel Lifshey, Assistant Vice President	None
Mitchell J. Lindauer, Vice President & Assistant General Counsel	None
William Linden, Vice President	None
Malissa B. Lischin, Vice President	Assistant Vice President of OppenheimerFunds Distributor, Inc.
Justin Livengood, Vice President	None
Christina Loftus, Vice President	None
David P. Lolli, Assistant Vice President	None
Daniel G. Loughran, Senior Vice President: Rochester Division	None
Patricia Lovett, Senior Vice President	Vice President of Shareholder Financial Services, Inc. and Senior Vice President of Shareholder Services, Inc.
Misha Lozovik, Vice President	None
Dongyan Ma, Assistant Vice President	None
Aaron Magid, Assistant Vice President	None
Matthew Maley, Vice President	None
Jerry Mandzij, Vice President	None
Dana Mangnuson, Assistant Vice President	Formerly a Marketing Manager at OppenheimerFunds, Inc.
Daniel Martin, Assistant Vice President	None
Kenneth Martin, Vice President	Formerly a Compliance Officer at Merrill Lynch & Co. (May 2007 – August 2009).
William T. Mazzafro, Vice President	None
Melissa Mazer, Vice President	None
Trudi McCanna, Vice President	None
Neil McCarthy, Vice President	None
Elizabeth McCormack, Vice President	Vice President and Assistant Secretary of HarbourView Asset Management Corporation.
Joseph McDonnell, Vice President	None
Joseph McGovern, Vice President	None
William McNamara, Vice President	None
Michael Medev, Assistant Vice President	None
Krishna Memani, Senior Vice President	Formerly Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006 through January 2009).
Jay Mewhirter, Vice President	None
Andrew J. Mika, Senior Vice President	None
Jan Miller, Assistant Vice President	None
Scott Miller, Vice President	None
Rejeev Mohammed, Assistant Vice President	None
David Moore, Vice President	Formerly Vice President at RNK Capital (June 2004 - September 2008).
Sarah Morrison, Assistant Vice President	None
Jill Mulcahy, Vice President: Rochester Division	None
Suzanne Murphy, Vice President	Vice President of OFI Private Investments Inc.
Thomas J. Murray, Vice President	None
Pankaj Naik, Vice President	None
Christina Nasta, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Paul Newman, Assistant Vice President	None
William Norman, Assistant Vice President	None
James B. O’Connell, Assistant Vice President	None
Matthew O’Donnell, Vice President	None
Lisa Ogren, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc.
Tony Oh, Vice President	None
Kristina Olson, Senior Vice President	None
Kristin Pak, Vice President	None
Lerae A. Palumbo, Assistant Vice President	None
Kim Pascalau, Assistant Vice President	None
Robert H. Pemble, Vice President	None
Lori L. Penna, Vice President	None
Brian Petersen, Vice President	Assistant Treasurer of OppenheimerFunds Legacy Program.
Marmeline Petion-Midy, Assistant Vice President	None
David Pfeffer, Director, Executive Vice President, Chief Financial Officer & Treasurer	Treasurer of Oppenheimer Acquisition Corp.; Senior Vice President of HarbourView Asset Management Corporation since February 2004.
James F. Phillips, Senior Vice President	None
Gary Pilc, Vice President	None
Jeaneen Pisarra, Vice President	None
Christine Polak, Vice President	None
Sergei Polevikov, Assistant Vice President	None
Jeffrey Portnoy, Assistant Vice President	None
Stacy Pottinger, Vice President	None
David Preuss, Assistant Vice President	None
Christopher Proctor, Vice President	None
Ellen Puckett, Assistant Vice President	None
Jodi Pullman, Assistant Vice President	None
Paul Quarles, Assistant Vice President	None
Michael E. Quinn, Vice President	None
Julie S. Radtke, Vice President	None
Benjamin Ram, Vice President	Formerly a sector manager at RS Investment Management Co. LLC (October 2006 – May 2009) and Portfolio Manager Mid Cap Strategies.
Norma J. Rapini, Assistant Vice President: Rochester Division	None
Jill Reiter, Assistant Vice President	None
Jason Reuter, Assistant Vice President	None
Eric Rhodes, Vice President	None
Maria Ribeiro De Castro, Vice President	None
Grace Roberts, Assistant Vice President	None
Robert Robis, Vice President	None
Benjamin Rockmuller, Vice President	None
Antoinette Rodriguez, Vice President	None
Lucille Rodriguez, Assistant Vice President	None
Michael Rollings, Director	Executive Vice President and Chief Financial Officer of Massachusetts Mutual Life Insurance Company
Stacey Roode, Senior Vice President	None
Erica Rualo, Assistant Vice President	None
Adrienne Ruffle, Vice President & Associate Counsel	Assistant Secretary of OppenheimerFunds Legacy Program.
Kim Russomanno, Assistant Vice President	None
Gerald Rutledge, Vice President	None
Julie Anne Ryan, Vice President	None
Sean Ryan, Assistant Vice President and Assistant Counsel	Formerly an associate at Sidley Austin, LLP.
Timothy Ryan, Vice President	None
Rohit Sah, Vice President	None
Gary Salerno, Assistant Vice President	None
Valerie Sanders, Vice President	None
Carlos Santiago Assistant Vice President	Legal Disclosure and Paralegal Manager at OppenheimerFunds, Inc. (since May 2007).
Kurt Savallo, Assistant Vice President	Formerly Senior Business Analyst at OppenheimerFunds, Inc.
Mary Beth Schellhorn, Assistant Vice President	None
Ellen P. Schoenfeld, Vice President	None
Kathleen Schmitz, Assistant Vice President	Assistant Vice President of HarbourView Asset Management Corporation.
Patrick Schneider, Assistant Vice President	None
Jeffrey Schwartz, Assistant Vice President	Formerly Manager in Fund Operations at OppenheimerFunds, Inc. (Sept 2006 – May 2009).
Scott A. Schwegel, Assistant Vice President	None
Allan P. Sedmak, Assistant Vice President	None
Matthew Severski, Assistant Vice President	Formerly Lead IS Engineer at OppenheimerFunds, Inc. (August 2006 – May 2009).
Jennifer L. Sexton, Vice President	Senior Vice President of OFI Private Investments Inc.
Rudi Schadt, Vice President	None
Asutosh Shah, Vice President	None
Kamal Shah, Vice President	None
Tammy Sheffer, Vice President	None
William Sheppard, Vice President	Formerly an Investment Analyst (October 2004 – March 2008).
Mary Dugan Sheridan, Vice President	None
Nicholas Sherwood, Assistant Vice President	None
Joel Simon, Vice President	Formerly Assistant Vice President at OppenheimerFunds, Inc. (1999-2009).
David C. Sitgreaves, Assistant Vice President	None
Jan Smith, Assistant Vice President	Formerly Manager at OppenheimerFunds Inc. (May 2005 – June 2009).
Scott Smith, Vice President	None
Paul Snogren, Assistant Vice President	None
Louis Sortino, Vice President: Rochester Division	None
Astrid Yee-Sobraques, Vice President	Formerly a manager at GE Corporate (September 2005 – September 2008).
Keith J. Spencer, Senior Vice President	None
Brett Stein, Vice President	None
Richard A. Stein, Vice President: Rochester Division	None
Arthur P. Steinmetz, Executive Vice President & Chief Investment Officer, Fixed Income	Senior Vice President of HarbourView Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc.
Jennifer Stevens, Vice President	None
Benjamin Stewart, Assistant Vice President	None
Peter Strzalkowski, Vice President	Vice President of HarbourView Asset Management, Inc.
Agata Strzelichowski, Assistant Vice President	Formerly an associate at Goldman, Sachs & Co. (December 2005 – July 2008).
Amy Sullivan, Assistant Vice President	Formerly a Manager at OppenheimerFunds, Inc. (January 2006-March 2008).
Michael Sussman, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Brian C. Szilagyi, Assistant Vice President	None
Kelly Thomas, Assistant Vice President	None
Vincent Toner, Vice President	None
Matthew Torpey, Assistant Vice President	None
Melinda Trujillo, Vice President	None
Leonid Tsvayg, Assistant Vice President	None
Keith Tucker, Vice President	None
Angela Uttaro, Assistant Vice President: Rochester Division	None
Mark S. Vandehey, Senior Vice President & Chief Compliance Officer

Vice President and Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc.; Chief Compliance Officer of HarbourView Asset Management Corporation, Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Trinity Investment Management Corporation, OppenheimerFunds Legacy Program, OFI Private Investments Inc. and OFI Trust Company and OFI Institutional Asset Management, Inc.

Maureen Van Norstrand, Vice President	None
Nancy Vann, Vice President & Associate Counsel	None
Raman Vardharaj, Vice President	Formerly a sector manager and a senior quantitative analyst at RS Investment Management Co. LLC (October 2006 - May 2009).
Rene Vecka, Assistant Vice President: Rochester Division	None
Elaine Villas Assistant Vice President	None
Ryan Virag, Assistant Vice President	None
Jake Vogelaar, Assistant Vice President	None
Phillip F. Vottiero, Senior Vice President	None
Mark Wachter, Vice President	None
Lisa Walsh, Assistant Vice President	None
Darren Walsh, Executive Vice President	President and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc.
Eliot Walsh, Assistant Vice President	None
Richard Walsh, Vice President	Vice President of OFI Private Investments.
Elizabeth Ward, Director	Senior Vice President and Chief Enterprise Risk Officer of Massachusetts Mutual Life Insurance Company.
Thomas Waters, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Margaret Weaver, Vice President	None
Jerry A. Webman, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation.
Christopher D. Weiler, Vice President: Rochester Division	None
Adam Weiner, Vice President	None
Christine Wells, Vice President	None
Joseph J. Welsh, Senior Vice President	Vice President of HarbourView Asset Management Corporation.
Adam Wilde, Assistant Vice President	None
Troy Willis, Assistant Vice President, Rochester Division	None
Mitchell Williams, Vice President	None
Martha Willis, Executive Vice President	Formerly Executive Vice President of Investment Product Management at Fidelity Investments.
Julie Wimer, Assistant Vice President	None
Deanna Wine, Assistant Vice President	None
Brian W. Wixted, Senior Vice President

Treasurer of HarbourView Asset Management Corporation; OppenheimerFunds International Ltd., Oppenheimer Real Asset Management, Inc., Shareholder Services, Inc., Shareholder Financial Services, Inc., OFI Private Investments Inc., OFI Institutional Asset Management, Inc., OppenheimerFunds plc and OppenheimerFunds Legacy Program; Treasurer and Chief Financial Officer of OFI Trust Company; Assistant Treasurer of Oppenheimer Acquisition Corp.

Carol E. Wolf, Senior Vice President

Senior Vice President of HarbourView Asset Management Corporation and of Centennial Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc; serves on the Board of the Colorado Ballet.

Meredith Wolff, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Oliver Wolff, Assistant Vice President	None
Caleb C. Wong, Vice President	None
Sookhee Yee, Assistant Vice President	Vice President at Merrill Lynch Bank and Trust, FSB (February 2002 – May 2009).
Edward C. Yoensky, Assistant Vice President	None
Geoff Youell, Assistant Vice President	None
Lucy Zachman, Vice President	None
Robert G. Zack, Executive Vice President & General Counsel

General Counsel of Centennial Asset Management Corporation; General Counsel and Director of OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel of HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc.; Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc., Shareholder Services, Inc., OFI Private Investments Inc.; Executive Vice President, General Counsel and Director of OFI Trust Company; Director and Assistant Secretary of OppenheimerFunds International Limited; Vice President, Secretary and General Counsel of Oppenheimer Acquisition Corp.; Director and Assistant Secretary of OppenheimerFunds International Distributor Limited; Vice President of OppenheimerFunds Legacy Program; Vice President and Director of Oppenheimer Partnership Holdings Inc.; Director of OFI Institutional Asset Management, Ltd.

Anna Zatulovskaya, Assistant Vice President	None
Sara Zervos, Vice President	None
Ronald Zibelli, Jr. Vice President	Formerly Managing Director and Small Cap Growth Team Leader at Merrill Lynch.
Matthew Ziehl, Vice President	Formerly a portfolio manager with RS Investment Management Co. LLC (from October 2006 - May 2009)

The Oppenheimer Funds include the following:

Limited Term New York Municipal Fund (a series of Rochester Portfolio Series)

OFI Tremont Core Strategies Hedge Fund

Oppenheimer Absolute Return Fund

Oppenheimer AMT-Free Municipals

Oppenheimer AMT-Free New York Municipals

Oppenheimer Balanced Fund

Oppenheimer Baring SMA International Fund

Oppenheimer California Municipal Fund

Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Income Fund

Oppenheimer Cash Reserves

Oppenheimer Champion Income Fund

Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Core Bond Fund (a series of Oppenheimer Integrity Funds)

Oppenheimer Developing Markets Fund

Oppenheimer Discovery Fund

Oppenheimer Emerging Growth Fund

Oppenheimer Equity Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

Oppenheimer Global Fund

Oppenheimer Global Opportunities Fund

Oppenheimer Global Value Fund

Oppenheimer Gold & Special Minerals Fund

Oppenheimer International Bond Fund

Oppenheimer Institutional Money Market Fund

Oppenheimer International Diversified Fund

Oppenheimer International Growth Fund

Oppenheimer International Small Company Fund

Oppenheimer Limited Term California Municipal Fund

Oppenheimer Limited-Term Government Fund

Oppenheimer Limited Term Municipal Fund (a series of Oppenheimer Municipal Fund)

Oppenheimer Main Street Fund (a series of Oppenheimer Main Street Funds, Inc.)

Oppenheimer Main Street Opportunity Fund

Oppenheimer Main Street Small Cap Fund

Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master International Value Fund, LLC

Oppenheimer Master Loan Fund, LLC

Oppenheimer Money Market Fund, Inc.

Oppenheimer Multi-State Municipal Trust (3 series):

 Oppenheimer New Jersey Municipal Fund

     Oppenheimer Pennsylvania Municipal Fund

   Oppenheimer Rochester National Municipals

Oppenheimer Portfolio Series (4 series)

   Conservative Investor Fund

     Moderate Investor Fund

     Equity Investor Fund

 Active Allocation Fund

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Principal Protected Main Street Fund (a series of Oppenheimer Principal

Protected Trust)

Oppenheimer Principal Protected Main Street Fund II (a series of Oppenheimer Principal

Protected Trust II)

Oppenheimer Principal Protected Main Street Fund III (a series of Oppenheimer Principal

Protected Trust III)

Oppenheimer Quest For Value Funds (3 series)

Oppenheimer Quest Balanced Fund

Oppenheimer Quest Opportunity Value Fund

Oppenheimer Small- & Mid-Cap Value Fund

Oppenheimer Quest International Value Fund

Oppenheimer Real Estate Fund

Oppenheimer Rising Dividends Fund

Oppenheimer Rochester Arizona Municipal Fund

Oppenheimer Rochester Double Tax-Free Municipals

Oppenheimer Rochester General Municipal Fund

Oppenheimer Rochester Maryland Municipal Fund

Oppenheimer Rochester Massachusetts Municipal Fund

Oppenheimer Rochester Michigan Municipal Fund

Oppenheimer Rochester Minnesota Municipal Fund

Oppenheimer Rochester North Carolina Municipal Fund

Oppenheimer Rochester Ohio Municipal Fund

Oppenheimer Rochester Virginia Municipal Fund

Oppenheimer Select Value Fund

Oppenheimer Senior Floating Rate Fund

Oppenheimer Series Fund, Inc. (1 series):

 Oppenheimer Value Fund

Oppenheimer SMA Core Bond Fund

Oppenheimer SMA International Bond Fund

Oppenheimer Strategic Income Fund

Oppenheimer Transition 2010 Fund

Oppenheimer Transition 2015 Fund

Oppenheimer Transition 2020 Fund

Oppenheimer Transition 2025 Fund

Oppenheimer Transition 2030 Fund

Oppenheimer Transition 2040 Fund

Oppenheimer Transition 2050 Fund

Oppenheimer U.S. Government Trust

Oppenheimer Variable Account Funds (11 series):

 Oppenheimer Balanced Fund/VA

     Oppenheimer Capital Appreciation Fund/VA

     Oppenheimer Core Bond Fund/VA

     Oppenheimer Global Securities Fund/VA

     Oppenheimer High Income Fund/VA

     Oppenheimer Main Street Fund/VA

     Oppenheimer Main Street Small Cap Fund/VA

     Oppenheimer MidCap Fund/VA

     Oppenheimer Money Fund/VA

     Oppenheimer Strategic Bond Fund/VA

     Oppenheimer Value Fund/VA

Panorama Series Fund, Inc. (4 series):

 Growth Portfolio

     Oppenheimer International Growth Fund/VA

     Total Return Portfolio

Rochester Fund Municipals

The address of the Oppenheimer funds listed above, Shareholder Financial Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services, Centennial Asset Management Corporation, and OppenheimerFunds Legacy Program is 6803 South Tucson Way, Centennial, Colorado 80112-3924.

The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation, Oppenheimer Acquisition Corp., OFI Private Investments Inc., OFI Institutional Asset Management, Inc. Oppenheimer Real Asset Management, Inc. and OFI Trust Company is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

The address of OppenheimerFunds International Ltd. is Sir John Rogerson’s Quay, Dublin 2, Ireland.

The address of OFI Institutional Asset Management, Ltd., is One Silk Road, London, England EC27 8HQ

The address of Trinity Investment Management Corporation is 301 North Spring Street, Bellefonte, Pennsylvania 16823.

The address of OppenheimerFunds International Distributor Limited is 13th Floor, Printing House, 6 Duddell Street, Central, Hong Kong.

Item 32. Principal Underwriter

(a)     OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and Part B of this Registration Statement and listed in Item 26(b) above (except Panorama Series Fund, Inc.) and for MassMutual Institutional Funds.

(b)     The directors and officers of the Registrant's principal underwriter are:
Name & Principal Business Address	Position & Office with Underwriter	Position and Office with Registrant
Timothy Abbhul(1)	Vice President and Treasurer	None
Robert Agan(1)	Vice President	None
Anthony Allocco(2)	Assistant Vice President	None
Janette Aprilante(2)	Secretary	None
James Austin(1)	Vice President	None
James Barker 1723 W. Nelson Street Chicago, IL 60657	Vice President	None
Kathleen Beichert(1)	Senior Vice President	None
Rocco Benedetto(2)	Vice President	None
Christopher Bergeron	Vice President	None
Rick Bettridge 11504 Flowering Plum Lane Highland, UT 84003	Vice President	None
David A. Borrelli 105 Black Calla Ct. San Ramon, CA 94583	Vice President	None
Jeffrey R. Botwinick 4431 Twin Pines Drive Manlius, NY 13104	Vice President	None
Sarah Bourgraf(1)	Vice President	None
Bryan Bracchi 1124 Hampton Dr. Allen, TX 75013	Vice President	None
Joshua Broad(2)	Vice President	None
Ken Broadsky(2)	Vice President	None
Kevin E. Brosmith 5 Deer Path South Natlick, MA 01760	Senior Vice President	None
Jeffrey W. Bryan 1048 Malaga Avenue Coral Gables, FL 33134	Vice President	None
Ross Burkstaller 211 Tulane Drive SE Albuquerque, NM 87106	Vice President	None
Robert Caruso 15 Deforest Road Wilton, CT 06897	Vice President	None
Donelle Chisolm(2)	Assistant Vice President	None
Andrew Chronofsky	Vice President	None
Angelanto Ciaglia(2)	Vice President	None
Nicholas Cirbo(1)	Vice President	None
Melissa Clayton(2)	Assistant Vice President	None
Craig Colby(2)	Vice President	None
Rodney Constable(1)	Vice President	None
Neev Crane 1530 Beacon Street, Apt. #1403 Brookline, MA 02446	Vice President	None
Michael Daley 40W387 Oliver Wendell Holmes St St. Charles, IL 60175	Vice President	None
Fredrick Davis 14431 SE 61st Street Bellevue, WA 98006	Vice President	None
John Davis(2)	Vice President	None
Stephen J. Demetrovits(2)	Vice President	None
Brian Dietrich (1)	Assistant Vice President	None
Steven Dombrower 13 Greenbrush Court Greenlawn, NY 11740	Vice President	None
Robert Dunphy(2)	Vice President	None
Beth Arthur Du Toit(1)	Vice President	None
Paul Eck 3055 Forest Ridge Court Fairlawn, OH 44333	Vice President	None
Kent M. Elwell 35 Crown Terrace Yardley, PA 19067	Vice President	None
Gregg A. Everett 4328 Auston Way Palm Harbor, FL 34685-4017	Vice President	None
George R. Fahey 9511 Silent Hills Lane Lone Tree, CO 80124	Senior Vice President	None
Eric C. Fallon 10 Worth Circle Newton, MA 02458	Vice President	None
Matthew Farrier(1)	Vice President	None
Kristie Feinberg(2)	Assistant Treasurer	None
Joseph Fernandez 1717 Richbourg Park Drive Brentwood, TN 37027	Vice President	None
Mark J. Ferro 104 Beach 221st Street Breezy Point, NY 11697	Senior Vice President	None
Eric P. Fishel 725 Boston Post Rd., #12 Sudbury, MA 01776	Vice President	None
Patrick W. Flynn 14083 East Fair Avenue Englewood, CO 80111	Senior Vice President	None
John (“J”) Fortuna(2)	Vice President	None
Jayme D. Fowler 3818 Cedar Springs Road, #101-349 Dallas, TX 75219	Vice President	None
Diane Frankenfield(2)	Senior Vice President	None
Jerry Fraustro(2)	Vice President	None
William Friebel 2919 St. Albans Forest Circle Glencoe, MO 63038	Vice President	None
Alyson Frost(2)	Assistant Vice President	None
Greg Fulginite 515 N. Bemiston Ave. St. Louis, MO 63130	Vice President	None
William Gahagan(2)	Vice President	None
Charlotte Gardner(1)	Vice President	None
David Goldberg(2)	Assistant Vice President	None
Michael Gottesman 255 Westchester Way Birmingham, MI 48009	Vice President	None
Raquel Granahan(2)	Senior Vice President	None
Robert Grill(2)	Senior Vice President	None
Eric Grossjung 4002 N. 194th Street Elkhorn, NE 68022	Vice President	None
Michael D. Guman 3913 Pleasant Avenue Allentown, PA 18103	Vice President	None
James E. Gunter 603 Withers Circle Wilmington, DE 19810	Vice President	None
Kevin J. Healy(2)	Vice President	None
Kenneth Henry(2)	Vice President	None
Wendy G. Hetson(2)	Vice President	None
Jennifer Hoelscher(1)	Assistant Vice President	None
Edward Hrybenko(2)	Senior Vice President	None
Amy Huber(1)	Assistant Vice President	None
Brian F. Husch 37 Hollow Road Stonybrook, NY 11790	Vice President	None
Patrick Hyland(2)	Assistant Vice President	None
Keith Hylind(2)	Vice President	None
Kathleen T. Ives(1)	Vice President & Assistant Secretary	Assistant Secretary
Shonda Rae Jaquez(2)	Vice President	None
Brian Johnson(1)	Vice President	None
Eric K. Johnson 8588 Colonial Drive Lone Tree, CO 80124	Senior Vice President	None
Elyse Jurman 5486 NW 42 Ave Boca Raton, FL 33496	Vice President	None
Thomas Keffer(2)	Senior Vice President	None
Michael Keogh(2)	Vice President	None
Brian Kiley(2)	Vice President	None
Richard Klein 4820 Fremont Avenue South Minneapolis, MN 55419	Senior Vice President	None
Brent A. Krantz 61500 Tam McArthur Loop Bend, OR 97702	Senior Vice President	None
Eric Kristenson(2)	Vice President	None
David T. Kuzia 10258 S. Dowling Way Highlands Ranch, CO 80126	Vice President	None
Tracey Lange(2)	Vice President	None
John Laudadio	Vice President	None
Jesse Levitt(2)	Vice President	None
Julie Libby(2)	Senior Vice President	None
Eric J. Liberman 27 Tappan Ave., Unit West Sleepy Hollow, NY 10591	Vice President	None
Malissa Lischin(2)	Assistant Vice President	None
Christina Loftus(2)	Vice President	None
Thomas Loncar 1401 North Taft Street, Apt. 726 Arlington, VA 22201	Vice President	None
Peter Maddox(2)	Vice President	None
Michael Malik 546 Idylberry Road San Rafael, CA 94903	Vice President	None
Steven C. Manns 1627 N. Hermitage Avenue Chicago, IL 60622	Vice President	None
Todd A. Marion 24 Midland Avenue Cold Spring Harbor, NY 11724	Vice President	None
LuAnn Mascia(2)	Vice President	None
Anthony Mazzariello(2)	Vice President	None
Michael McDonald 11749 S Cormorant Circle Parker, CO 80134	Vice President	None
John C. McDonough 533 Valley Road New Canaan, CT 06840	President and Director	None
Kent C. McGowan 9510 190th Place SW Edmonds, WA 98020	Vice President	None
Brian F. Medina 3009 Irving Street Denver, CO 80211	Vice President	None
William Meerman 4939 Stonehaven Drive Columbus, OH 43220	Vice President	None
Clint Modler(1)	Vice President	None
Robert Moser 9650 East Aspen Hill Circle Lone Tree, CO 80124	Vice President	None
David W. Mountford 7820 Banyan Terrace Tamarac, FL 33321	Vice President	None
James Mugno(2)	Vice President	None
Matthew Mulcahy(2)	Vice President	None
Wendy Jean Murray 32 Carolin Road Upper Montclair, NJ 07043	Vice President	None
Janet Oleary(2)	Vice President	None
John S. Napier 17 Hillcrest Ave. Darien, CT 06820	Senior Vice President	None
Christina Nasta(2)	Vice President	None
Kevin P. Neznek(2)	Vice President	None
Christopher Nicholson(2)	Vice President	None
Chad Noel	Vice President	None
Timothy O’Connell(2)	Vice President	None
Janet Oleary(2)	Vice President	None
Alan Panzer 6755 Ridge Mill Lane Atlanta, GA 30328	Vice President	None
Maria Paster(2)	Assistant Vice President	None
Donald Pawluk(2)	Vice President	None
Brian C. Perkes 6 Lawton Ct. Frisco, TX 75034	Vice President	None
Wayne Perry 3900 Fairfax Drive Apt 813 Arlington, VA 22203	Vice President	None
Charles K. Pettit(2)	Vice President	None
David Pfeffer(2)	Director	None
Andrew Phillips(1)	Assistant Vice President	None
Aaron Pisani(1)	Vice President	None
Rachel Powers(1)	Vice President	None
Nicole Pretzel(2)	Vice President	None
Minnie Ra 100 Dolores Street, #203 Carmel, CA 93923	Vice President	None
Dustin Raring 27 Blakemore Drive Ladera Ranch, CA 92797	Vice President	None
Michael A. Raso 3 Vine Place Larchmont, NY 10538	Vice President	None
Richard E. Rath 46 Mt. Vernon Ave. Alexandria, VA 22301	Vice President	None
Ramsey Rayan(2)	Vice President	None
William J. Raynor(4)	Vice President	None
Ian M. Roche 7070 Bramshill Circle Bainbridge, OH 44023	Vice President	None
Michael Rock 9016 Stourbridge Drive Huntersville, NC 28078	Vice President	None
Stacy Roode(2)	Vice President	None
Thomas Sabow 6617 Southcrest Drive Edina, MN 55435	Vice President	None
John Saunders 2251 Chantilly Ave. Winter Park, FL 32789	Vice President	None
Thomas Schmitt 40 Rockcrest Rd Manhasset, NY 11030	Vice President	None
William Schories 3 Hill Street Hazlet, NJ 07730	Vice President	None
Jennifer Sexton(2)	Vice President	None
Eric Sharp 862 McNeill Circle Woodland, CA 95695	Vice President	None
Kenneth Shell(1)	Vice President	None
Debbie A. Simon 55 E. Erie St., #4404 Chicago, IL 60611	Vice President	None
Bryant Smith	Vice President	None
Christopher M. Spencer 2353 W 118th Terrace Leawood, KS 66211	Vice President	None
John A. Spensley 375 Mallard Court Carmel, IN 46032	Vice President	None
Michael Staples 4255 Jefferson St Apt 328 Kansas City, MO 64111	Vice President	None
Alfred St. John(2)	Vice President	None
Bryan Stein 8 Longwood Rd. Voorhees, NJ 08043	Vice President	None
Wayne Strauss(3)	Assistant Vice President	None
Brian C. Summe 2479 Legends Way Crestview Hills, KY 41017	Vice President	None
Kenneth Sussi(2)	Vice President	None
Michael Sussman(2)	Vice President	None
George T. Sweeney 5 Smokehouse Lane Hummelstown, PA 17036	Senior Vice President	None
Brian Taylor	Vice President	None
James Taylor(2)	Assistant Vice President	None
Paul Temple(2)	Vice President	None
Troy Testa	Vice President	None
David G. Thomas 16628 Elk Run Court Leesburg, VA 20176	Vice President	None
Mark S. Vandehey(1)	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer
Vincent Vermette(2)	Vice President	None
Teresa Ward(1)	Vice President	None
Janeanne Weickum(1)	Vice President	None
Michael J. Weigner 4905 W. San Nicholas Street Tampa, FL 33629	Vice President	None
Donn Weise 3249 Earlmar Drive Los Angeles, CA 90064	Vice President	None
Chris G. Werner 98 Crown Point Place Castle Rock, CO 80108	Vice President	None
Ryan Wilde(1)	Vice President	None
Julie Wimer(2)	Assistant Vice President	None
Peter Winters 911 N. Organce Ave, Apt. 514 Orlando, FL 32801	Vice President	None
Patrick Wisneski(1)	Vice President	None
Meredith Wolff(2)	Vice President	None
Michelle Wood(2)	Vice President	None
Cary Patrick Wozniak 18808 Bravata Court San Diego, CA 92128	Vice President	None
John Charles Young 3914 Southwestern Houston, TX 77005	Vice President	None
Jill Zachman(2)	Vice President	None
Robert G. Zack(2)	General Counsel & Director	Secretary
Steven Zito(1)	Vice President	None

(1)6803 South Tucson Way, Centennial, CO 80112-3924

(2)Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008

(3)350 Linden Oaks, Rochester, NY 14623

(4) Independence Wharf, 470 Atlantic Avenue, 11th Floor, Boston, MA 02210

(c)     Not applicable.

Item 33. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc. at its offices at 6803 South Tucson Way, Centennial, Colorado 80112-3924.

Item 34. Management Services

Not applicable

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 1st day of April, 2010.

              Oppenheimer Portfolio Series

   By:     William F. Glavin, Jr.*

              William F. Glavin, Jr., President,

              Principal Executive Officer and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                                      Title                            Date

Brian F. Wruble *                         Chairman of the              April 1, 2010

Brian F. Wruble                                 Board of Trustee

William F. Glavin, Jr.*                    President, Principal       April 1, 2010

William F. Glavin, Jr.                        Executive Officer and Trustee

Brian W. Wixted*                            Treasurer, Principal       April 1, 2010

Brian W. Wixted                                Financial & Accounting Officer

David K. Downes*                          Trustee                            April 1, 2010

David K. Downes

Matthew P. Fink*                             Trustee                           April 1, 2010

Matthew P. Fink

Phillip A. Griffiths*                         Trustee                           April 1, 2010

Phillip A. Griffiths

Mary F. Miller*                               Trustee                           April 1, 2010

Mary F. Miller

Joel W. Motley*                              Trustee                           April 1, 2010

Joel W. Motley

Mary Ann Tynan, *                          Trustee                           April 1, 2010

Mary Ann Tynan

Joseph M. Wikler*                          Trustee                           April 1, 2010

Joseph M. Wikler

Peter I. Wold*                                 Trustee                           April 1, 2010

Peter I. Wold

*By:     /s/ Kathleen T. Ives

 Kathleen T. Ives, Attorney-in-Fact

2

Oppenheimer Portfolio Series

Post-Effective Amendment No. 4

Registration Statement No. 333-121449

EXHIBIT INDEX

                 Exhibit No.  Description

23(f)(i)            Amended and Restated Retirement Plan for Non-Interested Trustees or Directors

23(f)(ii)           Amended & Restated Compensation Deferral Plan for Eligible Trustees

23(j)                Independent Registered Public Accounting Firm’s consent

3